As filed with the Securities and Exchange Commission on November 29, 2017

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

Brighthouse Funds Trust II

(formerly, Met Investors Series Trust)

(Exact Name of Registrant as Specified in Charter)

One Financial Center

Boston, Massachusetts 02111

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (617) 578-4036

MICHAEL LAWLOR, ESQ.

Brighthouse Funds Trust II

One Financial Center, Boston, Massachusetts 02111

(Name and Address of Agent for Service)

Copies to:

BRIAN D. MCCABE, ESQ.	JEREMY C. SMITH, ESQ.
Ropes & Gray LLP	Ropes & Gray LLP
Prudential Tower	1211 Avenue of the Americas, New York, New York 11036
800 Boylston Street, Boston, Massachusetts 02199

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Class A, Class B and Class E shares of beneficial interest of the MFS Value Portfolio series of the Registrant.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on December 29, 2017 pursuant to Rule 488 under the Securities Act of 1933, as amended.

This Registration Statement relates solely to the MFS Value Portfolio series of the Registrant. Information contained in this Registration Statement relating to any other series of the Registrant is neither amended nor superseded hereby.

BRIGHTHOUSE FUNDS TRUST I

Schroders Global Multi-Asset Portfolio II

(formerly, Pyramis Managed Risk Portfolio)

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

BRIGHTHOUSE FUNDS TRUST II

MFS Value Portfolio II

(formerly, BlackRock Large Cap Value Portfolio)

COMBINED PROXY STATEMENT/PROSPECTUS

[December 29], 2017

This is a brief overview of the reorganization proposed for your portfolio. We encourage you to read the full text of the enclosed combined proxy statement/prospectus.

Q: Why are you sending me this information?

Mutual funds are required to obtain shareholder approval for certain kinds of changes, like the reorganizations proposed in the enclosed combined proxy statement/prospectus. Shares of the above-listed funds are owned of record by sub-accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies. References to “shareholders” herein refer to separate accounts of Participating Insurance Companies and/or to other permissible investors under relevant U.S. federal income tax rules. Persons holding Contracts are referred to herein as “Contract Owners.” As a Contract Owner with Contract values allocated to one of the above-listed funds, you are being asked to provide voting instructions to the Participating Insurance Company that issued your Contract regarding a reorganization involving your fund.

Q: What is a reorganization?

A fund reorganization involves one portfolio transferring all of its assets and liabilities to another portfolio in exchange for shares of such portfolio. Once completed, Contract Owners with interests in the selling portfolio will have interests in the buying portfolio.

Q: Are my voting instructions important?

Absolutely! While the board of trustees (the “Board”) of each portfolio listed above has reviewed its proposed reorganization and recommends that you approve it, these proposals cannot go forward without the approval of Contract Owners of the Selling Portfolios (defined below).

Q: What are the proposals?

Contract Owners are being asked to provide voting instructions regarding the reorganization of one or more funds (each a “Selling Portfolio” and together, the “Selling Portfolios”) into other corresponding funds (each a “Buying Portfolio” and together, the “Buying Portfolios”), as noted in the table below (each a “Reorganziation” and together, the “Reorganizations”):

Selling Portfolio	Buying Portfolio
Schroders Global Multi-Asset Portfolio II	Schroders Global Multi-Asset Portfolio
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio	JPMorgan Global Active Allocation Portfolio
MFS Value Portfolio II	MFS Value Portfolio

The Participating Insurance Company that issued your Contract is the legal owner of your Selling Portfolio’s shares and will vote those shares at a joint special meeting of shareholders of the Selling Portfolio. However, as a Contract Owner, you are entitled to instruct that Participating Insurance Company how to vote the shares attributable to your Contract.

If the Reorganization of your Selling Portfolio is approved by the Participating Insurance Companies and the other closing conditions are met, interests in your Selling Portfolio attributable to your Contract will, in effect, be converted into interests in the corresponding Buying Portfolio with the same aggregate net asset value as that of your Selling Portfolio interests at the time of the Reorganization. (The Selling Portfolios and the Buying Portfolios are referred to individually or collectively as a “Portfolio” or the “Portfolios,” respectively.) While the aggregate net asset value of shares attributable to your Contract will not change as a result of the Reorganization, the number of shares attributable to your Contract may differ based on each Portfolio’s net asset value.

We encourage you to read the full text of the enclosed combined proxy statement/prospectus to obtain a more detailed understanding of the matters relating to each proposed Reorganization.

Q: Why are the Reorganizations being proposed?

Brighthouse Investment Advisers, LLC (“BIA”), each Portfolio’s investment manager, proposed the Reorganizations to the Board in order to streamline the product offerings of the funds managed by BIA, so that management, distribution and other resources can be focused more effectively on a smaller group of funds. The Reorganization of each Selling Portfolio into the corresponding Buying Portfolio will enable shareholders of each Selling Portfolio to invest in a larger, potentially more efficient portfolio while continuing to pursue a similar or, in some cases, the same investment strategy. It is expected that following the proposed Reorganizations, the expenses borne by Selling Portfolio shareholders would be the same as or lower than the expenses they currently bear after giving effect to contractual management fee waivers.

Q: Are there costs or tax consequences of the Reorganizations?

The subadviser for each Buying Portfolio has agreed to bear the costs of its applicable Reorganization. Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or annuity contracts under Section 72 of the Code, a Reorganization will not be a taxable event for Contract Owners regardless of the tax status of the Reorganization. See the section of the combined proxy statement/prospectus entitled “Tax Status of the Reorganizations” for more detail regarding the tax consequences of the Reorganizations.

Q: Will there be any changes to my fees and expenses as a result of the Reorganizations?

It is expected that, following the proposed Reorganizations, the expenses borne by Selling Portfolio shareholders would be the same as or lower than the expenses they currently bear after giving effect to contractual management fee waivers, as described in detail in the combined proxy statement/prospectus under “Reorganization Proposals – Summary – Fees and Expenses.”

Q: If approved, when will the Reorganizations happen?

The Reorganizations will take place following shareholder approval of each Reorganization, and are expected to close in the second quarter of 2018.

Q: How does the Board recommend that I instruct my Participating Insurance Company to vote?

After careful consideration, your Board recommends that you instruct your Participating Insurance Company to vote FOR the Reorganization of your Selling Portfolio.

Q: How can I provide voting instructions?

You can instruct your Participating Insurance Company how to vote the shares attributable to your Contract in one of three ways:

•	By telephone (call the toll free number listed on your proxy card)

•	By internet (log on to the internet site listed on your proxy card)

•	By mail (using the enclosed postage prepaid envelope)

We encourage you to vote as soon as possible. Please refer to the enclosed voting instruction card for information on voting by telephone, internet or mail.

Q: Whom should I call if I have questions?

If you have questions about any of the proposals described in the combined proxy statement/prospectus or about procedures for providing voting instructions, please call the Participating Insurance Company that issued your Contract. Computershare Fund Services (“Computershare”) has been engaged to provide mailing and tabulation services. It is not expected that the Selling Portfolios will require active solicitation services for any proposal or that Computershare will receive any amount for solicitation services.

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

BRIGHTHOUSE FUNDS TRUST I

Schroders Global Multi-Asset Portfolio II

(formerly, Pyramis Managed Risk Portfolio)

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

BRIGHTHOUSE FUNDS TRUST II

MFS Value Portfolio II

(formerly, BlackRock Large Cap Value Portfolio)

To be held February 23, 2018

A Joint Special Meeting of Shareholders (the “Meeting”) of each of the portfolios listed above (each a “Selling Portfolio”) will be held at 10:00 a.m. ET on February 23, 2018, at One Financial Center, 21st Floor, Boston, Massachusetts, 02111. At the Meeting, shareholders will consider, with respect to their Selling Portfolio:

An Agreement and Plan of Reorganization (the “Agreement”) by and among Brighthouse Funds Trust I, on behalf of its Schroders Global Multi-Asset Portfolio II and Allianz Global Investors Dynamic Multi-Asset Plus Portfolio series, Brighthouse Funds Trust II, on behalf of its MFS Value Portfolio II series, and certain other registered investment companies, pursuant to which each Selling Portfolio, as indicated below (each a “Selling Portfolio”), will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding Buying Portfolio, as indicated below (each a “Buying Portfolio”), each a series of Brighthouse Funds Trust I or Brighthouse Funds Trust II, in exchange for shares of a corresponding class of the Buying Portfolio and the assumption by the Buying Portfolio of all of the liabilities of the Selling Portfolio. Shares of each class of the Buying Portfolio will be distributed proportionately to shareholders of the relevant class of the Selling Portfolio.

Shareholders of each Selling Portfolio will vote separately on the proposals, as shown below.

Selling Portfolio	Buying Portfolio	Proposal #
Schroders Global Multi-Asset Portfolio II	Schroders Global Multi-Asset Portfolio	1
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio	JPMorgan Global Active Allocation Portfolio	2
MFS Value Portfolio II	MFS Value Portfolio	3

Please carefully read the enclosed combined proxy statement/prospectus, as it discusses these proposals in more detail. Shares of the Selling Portfolio are owned of record predominantly by sub-accounts of separate accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies. If you held a Contract as of the close of business on November 30, 2017, you may instruct your Participating Insurance Company how to vote the shares attributable to your Contract at the Meeting or at any adjournment or postponement of the Meeting. You are welcome to attend the Meeting in person. If you cannot attend in person, please instruct your Participating Insurance Company how to vote by mail, telephone or internet. Just follow the instructions on the enclosed voting instruction card. If you have questions, please call the Participating Insurance Company that issued your Contract. It is important that you instruct your Participating Insurance Company how to vote the shares attributable to your Contract. The board of trustees of each Selling Portfolio recommends that you instruct your Participating Insurance Company to vote FOR the reorganization of your Selling Portfolio.

By order of the boards of trustees

Michael P. Lawlor, Assistant Secretary
[December 29], 2017

BRIGHTHOUSE FUNDS TRUST I

Schroders Global Multi-Asset Portfolio II

(formerly, Pyramis Managed Risk Portfolio)

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

BRIGHTHOUSE FUNDS TRUST II

MFS Value Portfolio II

(formerly, BlackRock Large Cap Value Portfolio)

COMBINED PROXY STATEMENT/PROSPECTUS

[December 29], 2017

This document is a proxy statement for each Selling Portfolio (as defined below) and a prospectus for each Buying Portfolio (as defined below). The address and telephone number of each Selling Portfolio and each Buying Portfolio are c/o Brighthouse Investment Advisers, LLC, One Financial Center, Boston, Massachusetts 02111, and 800-638-7732. This combined proxy statement/prospectus (“Combined Proxy Statement/Prospectus”) and the enclosed proxy card or voting instruction card were first mailed to shareholders of each Selling Portfolio beginning on or about [January [ ], 2018]. This Combined Proxy Statement/Prospectus contains information you should know before providing voting instructions on the following proposals with respect to your Selling Portfolio, as indicated below. You should retain this document for future reference.

Proposal		To be voted on by shareholders of:
1.	To approve an Agreement and Plan of Reorganization by and among Brighthouse Funds Trust I, on behalf of its Schroders Global Multi-Asset Portfolio II series (a “Selling Portfolio”), Brighthouse Funds Trust I, on behalf of its Schroders Global Multi-Asset Portfolio series (a “Buying Portfolio”), and certain other registered investment companies. Under the agreement, the Selling Portfolio will transfer all of its assets to the Buying Portfolio in exchange for shares of the Buying Portfolio (as indicated below) and the assumption by the Buying Portfolio of all of the liabilities of the Selling Portfolio. Shares of the Buying Portfolio will be distributed proportionately to shareholders of the Selling Portfolio.	Schroders Global Multi-Asset Portfolio II

Selling Portfolio Share Class		Buying Portfolio Share Class
Class B	g	Class B

Proposal		To be voted on by shareholders of:
2.	To approve an Agreement and Plan of Reorganization by and among Brighthouse Funds Trust I, on behalf of its Allianz Global Investors Dynamic Multi-Asset Plus Portfolio series (a “Selling Portfolio”), Brighthouse Funds Trust I, on behalf of its JPMorgan Global Active Allocation Portfolio series (a “Buying Portfolio”), and certain other registered investment companies. Under the agreement, the Selling Portfolio will transfer all of its assets to the Buying Portfolio in exchange for shares of the Buying Portfolio (as indicated below) and the assumption by the Buying Portfolio of all of the liabilities of the Selling Portfolio. Shares of the Buying Portfolio will be distributed proportionately to shareholders of the Selling Portfolio.	Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Selling Portfolio Share Class		Buying Portfolio Share Class
Class B	g	Class B

Proposal		To be voted on by shareholders of:
3.	To approve an Agreement and Plan of Reorganization by and among Brighthouse Funds Trust II, on behalf of its MFS Value Portfolio II series (a “Selling Portfolio”), Brighthouse Funds Trust I, on behalf of its MFS Value Portfolio series (a “Buying Portfolio”), and certain other registered investment companies. Under the agreement, the Selling Portfolio will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Portfolio in exchange for shares of the corresponding class of the Buying Portfolio (as indicated below) and the assumption by the Buying Portfolio of all of the liabilities of the Selling Portfolio. Shares of each class of the Buying Portfolio will be distributed proportionately to shareholders of the corresponding class of the Selling Portfolio.	MFS Value Portfolio II

Selling Portfolio Share Class		Buying Portfolio Share Class
Class A	g	Class A
Class B	g	Class B
Class E	g	Class E

The proposals will be considered by shareholders who owned shares of the Selling Portfolios on November 30, 2017 at a joint special meeting of shareholders (the “Meeting”) that will be held at 10:00 a.m. ET on February 23, 2018, at One Financial Center, 21st Floor Boston, Massachusetts. Each of the Selling Portfolios and the Buying Portfolios (each a “Portfolio” and collectively, the “Portfolios”) is a registered open-end management investment company (or a series thereof).

Shares of the Selling Portfolios are owned of record by sub-accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies. The Participating Insurance Company that issued your Contract is the legal owner of your Selling Portfolio’s shares and therefore holds all voting rights with respect to those shares. Persons holding Contracts are referred to herein as “Contract Owners.” References to “shareholder” refer to a separate account of a Participating Insurance Company.

The Participating Insurance Company that issued your Contract sponsors a separate account that funds your Contract. This separate account, along with any other separate accounts sponsored by a Participating Insurance Company, is the shareholder of your Selling Portfolio. The separate account is composed of sub-accounts. Because you allocated Contract values to a sub-account that invests in your Selling Portfolio, you are entitled to instruct the Participating Insurance Company how to vote the shares of your Selling Portfolio attributable to your Contract.

The board of trustees (the “Board”) of each Selling Portfolio recommends that shareholders approve the reorganization of each Selling Portfolio into the corresponding Buying Portfolio (each a “Reorganization”). The Reorganization of each Selling Portfolio is not conditioned upon the Reorganization of any other Selling Portfolio. Accordingly, if shareholders of one Selling Portfolio approve its Reorganization, but shareholders of a second Selling Portfolio do not approve the second Selling Portfolio’s Reorganization, it is expected that the Reorganization of the first Selling Portfolio will take place as described in this Combined Proxy Statement/Prospectus. If shareholders of any Selling Portfolio fail to approve its Reorganization, the Board of such Selling Portfolio will consider what other actions, if any, may be appropriate.

How Each Reorganization Will Work

•	Each Selling Portfolio will transfer all of its assets to the corresponding Buying Portfolio in exchange for shares of such Buying Portfolio (“Reorganization Shares”) and the assumption by the corresponding Buying Portfolio of all of the Selling Portfolio’s liabilities.

•

Each Buying Portfolio will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Portfolio, less the liabilities it assumes from the corresponding Selling Portfolio. Reorganization Shares of each class of each Buying Portfolio will be distributed to the shareholders of the corresponding class of the corresponding Selling Portfolio in proportion to their holdings of such class of the Selling Portfolio. For example, holders of Class B shares of a Selling Portfolio will receive Class B shares of the corresponding Buying Portfolio with the same aggregate net asset value as the aggregate net asset value of their Selling Portfolio Class B shares at the time of the Reorganization.

•	The costs of each Reorganization will be borne by the subadviser of the applicable Buying Portfolio.

•	Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), a Reorganization will not be a taxable event for Contract Owners regardless of the tax status of the Reorganization.

•	After a Reorganization is completed, Selling Portfolio shareholders will be shareholders of the corresponding Buying Portfolio, and the Selling Portfolio will be dissolved.

Where to Get More Information

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Combined Proxy Statement/Prospectus by reference:

•	the Statement of Additional Information of the Buying Portfolios relating to the Reorganizations (the “Merger SAI”), dated [December 29, 2017];

Schroders Global Multi-Asset Portfolio II (SEC file nos. 811-10183 and 333-48456) (known as Pyramis Managed Risk Portfolio prior to [December 15], 2017)

•	the prospectus of Schroders Global Multi-Asset Portfolio II , dated May 1, 2017, as supplemented to date;

•	the Statement of Additional Information relating to Schroders Global Multi-Asset Portfolio II, dated May 1, 2017, as amended June 9, 2017 and as supplemented to date;

•	the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Schroders Global Multi-Asset Portfolio II for the year ended December 31, 2016 and the unaudited financial statements included in the Semiannual Report to Shareholders of Schroders Global Multi-Asset Portfolio II for the period ended June 30, 2017;

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio (SEC file nos. 811-10183 and 333-48456)

•	the prospectus of Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, dated May 1, 2017, as supplemented to date;

•	the Statement of Additional Information relating to Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, dated May 1, 2017, as amended June 9, 2017;

•	the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Allianz Global Investors Dynamic Multi-Asset Plus Portfolio for the year ended December 31, 2016 and the unaudited financial statements included in the Semiannual Report to Shareholders of Allianz Global Investors Dynamic Multi-Asset Plus Portfolio for the period ended June 30, 2017; and

MFS Value Portfolio II (SEC file nos. 811-03618 and 002-80751) (known as BlackRock Large Cap Value Portfolio prior to September 1, 2017)

•	the prospectus of MFS Value Portfolio II, dated May 1, 2017, as supplemented to date;

•	the Statement of Additional Information relating to MFS Value Portfolio II, dated May 1, 2017, as amended June 9, 2017 and as supplemented to date;

•	the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of MFS Value Portfolio II for the year ended December 31, 2016 and the unaudited financial statements included in the Semiannual Report to Shareholders of MFS Value Portfolio II for the period ended June 30, 2017.

For a free copy of any of the documents listed above and/or to ask questions about this Combined Proxy Statement/Prospectus, please call the Participating Insurance Company that issued your Contract.

Each of the Portfolios is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Portfolios are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Portfolio will achieve its investment objectives.

As with all mutual funds, the SEC has not approved or disapproved these securities or passed on the adequacy of this Combined Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

Page
SECTION A — REORGANIZATION PROPOSALS	1
SUMMARY	1
How Each Reorganization Will Work	1
Tax Consequences	1
Fees and Expenses of the Reorganizations	2
Proposal 1. Fees and Expenses. Reorganization of Schroders Global Multi-Asset Portfolio II into Schroders Global Multi-Asset Portfolio	2
Proposal 2. Fees and Expenses. Reorganization of Allianz Global Investors Dynamic Multi-Asset Plus Portfolio into JPMorgan Global Active Allocation Portfolio	4
Proposal 3. Fees and Expenses. Reorganization of MFS Value Portfolio II into MFS Value Portfolio	5
Proposal 1. Comparison of Objectives, Strategies and Risks. Reorganization of Schroders Global Multi-Asset Portfolio II into Schroders Global Multi-Asset Portfolio	7
Proposal 2. Comparison of Objectives, Strategies and Risks. Reorganization of Allianz Global Investors Dynamic Multi-Asset Plus Portfolio into JPMorgan Global Active Allocation Portfolio	14
Proposal 3. Comparison of Objectives, Strategies and Risks. Reorganization of MFS Value Portfolio II into MFS Value Portfolio	27
ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION	31
Terms of Each Reorganization	31
Conditions to Closing Each Reorganization	31
Termination of the Agreement	32
Tax Status of the Reorganizations	32
Board Recommendation and Required Vote	38
SECTION B — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION	39
SECTION C — CAPITALIZATION, OWNERSHIP OF PORTFOLIO SHARES AND FINANCIAL HIGHLIGHTS	42
Capitalization of Selling Portfolios and Buying Portfolios	42
Ownership of Selling Portfolio and Buying Portfolio Shares	43
Financial Highlights of the Buying Portfolios	44
Exhibit A	A-1

-i-

SECTION A — REORGANIZATION PROPOSALS

The following information describes each proposed Reorganization.

SUMMARY

This Combined Proxy Statement/Prospectus is being used by each Selling Portfolio to solicit proxies to vote at a joint special meeting of shareholders. Shareholders of each Selling Portfolio will consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the Reorganization of their Selling Portfolio into the corresponding Buying Portfolio.

The following is a summary. More complete information appears later in this Combined Proxy Statement/Prospectus. You should carefully read the entire Combined Proxy Statement/Prospectus and the exhibits because they contain details that are not included in this summary.

How Each Reorganization Will Work

•	Each Selling Portfolio will transfer all of its assets to the corresponding Buying Portfolio in exchange for Reorganization Shares and the assumption by the corresponding Buying Portfolio of all of the Selling Portfolio’s liabilities.

•	Each Buying Portfolio will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Portfolio, less the liabilities it assumes from the corresponding Selling Portfolio. Reorganization Shares of each class of each Buying Portfolio will be distributed to the shareholders of the corresponding class of the corresponding Selling Portfolio in proportion to their holdings of such class of the Selling Portfolio. For example, holders of Class B shares of a Selling Portfolio will receive Class B shares of the corresponding Buying Portfolio with the same aggregate net asset value as the aggregate net asset value of their Selling Portfolio Class B shares at the time of the Reorganization.

•	The costs of each Reorganization will be borne by the subadviser of the applicable Buying Portfolio.

•	Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Code, a Reorganization will not be a taxable event for Contract Owners regardless of the tax status of the Reorganization.

•	After a Reorganization is completed, Selling Portfolio shareholders will be shareholders of the corresponding Buying Portfolio, and the Selling Portfolio will be dissolved.

Tax Consequences

For U.S. federal income tax purposes, although not free from doubt, it is expected that each Reorganization will be tax-free and accordingly that Selling Portfolio shareholders will not and the Selling Portfolio will not recognize gain or loss as a direct result of the Reorganization. Each Reorganization will not take place unless the Selling Portfolio and the corresponding Buying Portfolio receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled “Tax Status of the Reorganizations.”

Each Selling Portfolio shareholder’s aggregate tax basis in the Reorganization Shares it receives is expected to carry over from the shareholder’s corresponding Selling Portfolio shares, and each Selling Portfolio shareholder’s holding period in the Reorganization Shares it receives is expected to include the shareholder’s holding period in the corresponding Selling Portfolio shares.

Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Code, or annuity contracts under Section 72 of the Code, a Reorganization will not be a taxable event for Contract Owners regardless of the tax status of the Reorganization.

For more information about the U.S. federal income tax consequences of the Reorganizations, see the section entitled “Tax Status of the Reorganizations.”

Fees and Expenses of the Reorganizations

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Portfolio. The tables do not reflect fees or expenses imposed under your Contract, if any. The total fees and expenses you bear may therefore be higher than those shown in the tables.

Annual portfolio operating expense ratios are based on expenses incurred during each Portfolio’s most recently completed fiscal year, and are expressed as a percentage (expense ratio) of the Portfolio’s average net assets during the period. Pro forma expense ratios are based on the average net assets of each Buying Portfolio and the corresponding Selling Portfolio for the fiscal year ended December 31, 2016, adjusted to reflect current and expected fees and expense limitation arrangements. As of the date of this Combined Proxy Statement/Prospectus, each Portfolio’s net assets may be lower or higher than the Portfolio’s average net assets over such period. In general, a Portfolio’s annual operating expense ratios will increase as the Portfolio’s assets decrease and will decrease as the Portfolio’s assets increase. Accordingly, each Portfolio’s annual operating expense ratios, if adjusted based on net assets as of the date of this Combined Proxy Statement/Prospectus, could be higher or lower than those shown in the tables below. The commitment by Brighthouse Investment Advisers, LLC (“BIA”) to waive fees and/or to reimburse expenses for a Buying Portfolio, if applicable and as noted below, may limit the effect that any decrease in the Buying Portfolio’s net assets will have on its annual net operating expense ratios in the current fiscal year.

The Selling Portfolios have contractual fee waiver and/or expense reimbursement arrangements. For more information, see the Selling Portfolios’ prospectuses or semi-annual shareholder report.

Proposal 1. Fees and Expenses. Reorganization of Schroders Global Multi-Asset Portfolio II into Schroders Global Multi-Asset Portfolio

Current and Pro Forma Expenses

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Class B
Schroders Global Multi-Asset Portfolio II (Current) (Selling Portfolio)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.03%
Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses)	0.47%

Total Annual Portfolio Operating Expenses	1.20%
Fee Waiver[1]	(0.10%)

Net Operating Expenses	1.10%

Class B
Schroders Global Multi-Asset Portfolio (Current) (Buying Portfolio)
Management fees	0.64%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.01%

Total Annual Portfolio Operating Expenses	0.97%

Class B
Schroders Global Multi-Asset Portfolio (Pro Forma) (Buying Portfolio)
Management fees	0.63%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.05%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.94%

Fee Waiver[2]	(0.02%)
Net Operating Expenses	0.92%

[1]	BIA has contractually agreed to waive its management fee in the same amount as any fees Metropolitan Life Insurance Company or its affiliates receive from the Selling Portfolio’s prior subadviser and its affiliates for recordkeeping and other administrative services through at least the earlier of December 31, 2018 or termination of the subadvisory agreement with the prior subadviser. This arrangement may be earlier modified or discontinued only with the approval of the Board.
[2]	BIA has contractually agreed to waive a portion of its management fee through at least December 31, 2018 to reflect a portion of the savings from the difference between the subadvisory fee payable by BIA to Schroders Investment Management North America Inc. and the subadvisory fee previously payable by BIA to the Selling Portfolio’s prior subadviser. This arrangement may be earlier modified or discontinued only with the approval of the Board.

Expense example: The example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds. The example does not reflect fees and expenses imposed under your Contract, if any. If the example reflected those fees and expenses, the figures shown would be higher. The example assumes that you invest $10,000 in the applicable Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Portfolio, assuming completion of the proposed Reorganization. The example also assumes that your investment has a 5% return each year and that each Portfolio’s operating expenses remain the same as those shown in the Annual Portfolio Operating Expenses table above. The example includes any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Portfolio’s Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Schroders Global Multi-Asset Portfolio II (Current) (Selling Portfolio)
Class B	$113	$373	$653	$1,452
Schroders Global Multi-Asset Portfolio (Current) (Buying Portfolio)
Class B	$99	$310	$539	$1,194
Schroders Global Multi-Asset Portfolio (Pro Forma) (Buying Portfolio)
Class B	$94	$299	$520	$1,157

Because Class B shares do not have a deferred sales charge, you would pay the same costs shown in the table above if you did not redeem your shares at the end of the periods indicated.

Proposal 2. Fees and Expenses. Reorganization of Allianz Global Investors Dynamic Multi-Asset Plus Portfolio into JPMorgan Global Active Allocation Portfolio

Current and Pro Forma Expenses

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Class B
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio (Current) (Selling Portfolio)
Management Fees	0.68%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.27%
Acquired Fund Fees and Expenses	0.03%

Total Annual Portfolio Operating Expenses	1.23%

Class B
JPMorgan Global Active Allocation Portfolio (Current) (Buying Portfolio)
Management fees	0.72%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.05%

Total Annual Portfolio Operating Expenses	1.02%
Fee Waiver[1]	(0.04%)

Net Operating Expenses	0.98%

Class B
JPMorgan Global Active Allocation Portfolio (Pro Forma) (Buying Portfolio)
Management fees	0.72%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.05%

Total Annual Portfolio Operating Expenses	1.02%
Fee Waiver[2]	(0.06%)

Net Operating Expenses	0.96%

[1]	BIA has contractually agreed to waive its management fee through at least December 31, 2018 to the annual rate of 0.700% of the first $1 billion of the Portfolio’s average daily net assets, 0.650% of such assets over $1 billion up to $3 billion, 0.630% of such assets over $3 billion up to $5 billion, and 0.620% of such assets over $5 billion. This arrangement may be earlier modified or discontinued only with the approval of the Board.
[2]	BIA has contractually agreed to waive a portion of its management fee through at least December 31, 2018 to reflect a portion of the savings from the difference between the subadvisory fee payable by BIA to J.P. Morgan Investment Management, Inc. and the subadvisory fee payable by BIA to the Selling Portfolio’s subadviser. This arrangement may be earlier modified or discontinued only with the approval of the Board.

Expense example: The example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds. The example does not reflect fees and expenses imposed under your Contract, if any. If the example reflected those fees and expenses, the figures shown would be higher. The example assumes that you invest $10,000 in the applicable Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Portfolio, assuming completion of the proposed Reorganization. The example also assumes that your investment has a 5% return each year and that each Portfolio’s operating expenses remain the same as those shown in the Annual Portfolio Operating Expenses table above. The example includes any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Portfolio’s Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio (Current) (Selling Portfolio)
Class B	$126	$393	$679	$1,496
JPMorgan Global Active Allocation Portfolio (Current) (Buying Portfolio)
Class B	$100	$322	$562	$1,249
JPMorgan Global Active Allocation Portfolio (Pro Forma) (Buying Portfolio)
Class B	$98	$320	$560	$1,247

Because Class B shares do not have a deferred sales charge, you would pay the same costs shown in the table above if you did not redeem your shares at the end of the periods indicated.

Proposal 3. Fees and Expenses. Reorganization of MFS Value Portfolio II into MFS Value Portfolio

Current and Pro Forma Expenses

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class B	Class E
MFS Value Portfolio II (Current) (Selling Portfolio)
Management Fees	0.63%	0.63%	0.63%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.66%	0.91%	0.81%
Fee Waiver[1]	(0.03%)	(0.03%)	(0.03%)

Net Operating Expenses	0.63%	0.88%	0.78%

	Class A	Class B	Class E
MFS Value Portfolio (Current) (Buying Portfolio)
Management fees	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.02%	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.72%	0.97%	0.87%
Fee Waiver[2]	(0.14%)	(0.14%)	(0.14%)

Net Operating Expenses	0.58%	0.83%	0.73%

	Class A	Class B	Class E
MFS Value Portfolio (Pro Forma) (Buying Portfolio)
Management fees[3]	0.61%	0.61%	0.61%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.02%	0.02%	0.02%

Total Annual Portfolio Operating Expenses	0.63%	0.88%	0.78%
Fee Waiver[4]	(0.08%)	(0.08%)	(0.08%)

Net Operating Expenses	0.55%	0.80%	0.70%

[1]	BIA has contractually agreed to waive its management fee through at least December 31, 2018 for each Class of the Selling Portfolio to the annual rate of 0.68% of the first $250 million of the Selling Portfolio’s average daily net assets, 0.625% of the next $500 million, 0.60% of the next $250 million and 0.55% of amounts over $1 billion. This arrangement may be earlier modified or discontinued only with the approval of the Board.
[2]	BIA has contractually agreed to waive its management fee through at least December 31, 2018 for each Class of the Buying Portfolio to 0.65% of the first $200 million of the Buying Portfolio’s average daily net assets, 0.625% of the next $1.3 billion and 0.50% of amounts over $1.5 billion. This arrangement may be earlier modified or discontinued only with the approval of the Board.
[3]	If the Reorganization is approved, BIA has agreed to receive reduced monthly compensation at an annual rate of a percentage of the Buying Portfolio’s average daily net assets as follows: 0.700% for the first $250 million of the Buying Portfolio’s average daily net assets, 0.650% for the next $500 million, and 0.600% for amounts over $750 million.
[4]	BIA has further contractually agreed to waive a portion of its management fee through at least December 31, 2018 to reflect a portion of the savings from the difference between the subadvisory fee payable by BIA to Massachusetts Financial Services Company and the subadvisory fee previously payable by BIA to the Selling Portfolio’s prior subadviser. This arrangement may be earlier modified or discontinued only with the approval of the Board.

Expense example: The example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds. The example does not reflect fees and expenses imposed under your Contract, if any. If the example reflected those fees and expenses, the figures shown would be higher. The example assumes that you invest $10,000 in the applicable Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Portfolio, assuming completion of the proposed Reorganization. The example also assumes that your investment has a 5% return each year and that each Portfolio’s operating expenses remain the same as those shown in the Annual Portfolio Operating Expenses table above. The example includes any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Portfolio’s Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

	1 year	3 years	5 years	10 years
MFS Value Portfolio II (Current) (Selling Portfolio)
Class A	$65	$209	$366	$822
Class B	$90	$288	$503	$1,121
Class E	$80	$257	$448	$1,002
MFS Value Portfolio (Current) (Buying Portfolio)
Class A	$59	$217	$388	$884
Class B	$85	$296	$525	$1,181
Class E	$75	$265	$470	$1,063
MFS Value Portfolio (Pro Forma) (Buying Portfolio)
Class A	$56	$194	$344	$781
Class B	$82	$274	$482	$1,080
Class E	$72	$242	$427	$961

Because none of the share classes has a deferred sales charge, you would pay the same costs shown in the table above if you did not redeem your shares at the end of the periods indicated.

Proposal 1. Comparison of Objectives, Strategies and Risks. Reorganization of Schroders Global Multi-Asset Portfolio II into Schroders Global Multi-Asset Portfolio

Comparison of Objectives, Strategies and Risks

The Selling Portfolio and the Buying Portfolio:

•	Have BIA as investment manager.

•	Share the same subadviser, Schroders Investment Management North America Inc. (“Schroders”), and portfolio management team.[1]

•	Have the same investment objectives and principal investment strategies.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit A for a description of these policies for the Buying Portfolio.

•	Are structured as series of Brighthouse Funds Trust I (a “Trust”).

Unless otherwise noted, references to “the Portfolio” are intended to refer to each of the Buying Portfolio and the Selling Portfolio.

Comparison of Investment Objectives

The Portfolios seek the same investment objective: capital appreciation and current income.

Because any investment involves risk, there can be no assurance that a Portfolio’s investment objective will be achieved. The investment objective of each Portfolio may be changed without shareholder approval.

Comparison of Principal Investment Strategies

The Portfolios have the same investment strategies. Schroders allocates each Portfolio’s investments among asset classes in response to changing market, economic, and political factors and events that Schroders believes may affect the value of the Portfolio’s investments. Each Portfolio invests in globally diverse equity and fixed income securities and may invest in U.S., non-U.S. and emerging market issuers. Each Portfolio may also invest up to 10% of its total assets in any combination of the following alternative asset classes: emerging market equities, emerging market debt, high yield debt (commonly known as “junk bonds”), commodities, Treasury Inflation-Protected Securities (“TIPS”) and real estate securities.

Each Portfolio is expected, under normal circumstances, to have a strategic asset allocation to global equities in the range of 40%-70% (the “Equity Component”), fixed income securities in the range of 20%-50% (the “Fixed Income Component”), and alternative assets (as described above) to a maximum of 10% (the “Alternatives Component”) and cash and cash equivalents in the range of 0%-20%. The allocation will be dynamically adjusted within these ranges as market conditions change; however, the net equity or fixed income exposures could fall below their minimums when the volatility cap mechanism is triggered (as described below). Combined investments in the Equity Component and any emerging market equities in the Alternative Component are limited to 70% of the Portfolio’s assets at the time of investment.

Schroders reviews each asset class on an ongoing basis to determine whether it provides the opportunity to enhance performance or to reduce risk. Schroders makes use of fundamental macro research and proprietary asset allocation models to aid the asset allocation decision making process. When making these allocation decisions Schroders considers a common set of drivers (e.g. valuation, cyclical and sentiment) and a range of time horizons (e.g. shorter-term tactical, medium-term thematic and longer-term structural). By adjusting investment exposure

[1]	Prior to [December 15], 2017, the Selling Portfolio was known as Pyramis Managed Risk Portfolio, and another subadviser provided day-to-day management of the Selling Portfolio’s investments pursuant to a different investment strategy.

among the various asset classes in each Portfolio, Schroders seeks to reduce overall portfolio volatility and mitigate the effects of extreme market environments, while continuing to pursue the Portfolios’ investment objective.

Each Portfolio may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. Each Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies, and the Portfolio may also invest in exchange-traded funds (“ETFs”). Each Portfolio also may invest in commodities or investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities, either by investing directly in such instruments, or indirectly by investing in its wholly-owned subsidiary as discussed below. Each Portfolio is expected to be highly diversified across industries, sectors, and countries. Schroders may sell securities when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or to limit losses on securities that have declined in value.

In selecting securities for the Equity Component, Schroders analyzes company fundamentals of value, quality, growth stability and financial strength. This approach seeks to maximize each Portfolio’s exposure to stocks having a higher probability of good performance—and avoid or underweight stocks with a higher probability of poor performance.

The Fixed Income Component consists of investment grade fixed and floating rate securities. In selecting securities for the Fixed Income Component, Schroders exploits the asymmetric risks of the credit premium through downside risk management. Schroders accomplishes this through detailed credit analysis that uses the firm’s fundamental research to gain a full perspective of the issuer and its capital structure.

Schroders will seek to limit the annual total volatility of each Portfolio to 10% (excluding any contribution to volatility from exposure to Interest Rate Derivatives, defined below). Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High volatility may result from rapid and dramatic price swings. To the extent that adequate volatility management cannot be obtained through asset allocation, Schroders will systematically employ a volatility cap mechanism which seeks to limit the Portfolio’s volatility. In seeking to limit each Portfolio’s volatility, Schroders expects to use liquid equity and fixed income futures as the principal tools to reduce market exposure in each Portfolio. While Schroders attempts to manage each Portfolio’s volatility exposure to stabilize performance, there can be no assurance that the Portfolios will achieve the targeted volatility.

Each Portfolio may make substantial use of derivatives. Schroders may seek to obtain, or reduce, exposure to one or more asset classes through the use of exchange-traded or over-the-counter derivatives, such as futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by each Portfolio, and structured notes. Each Portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase each Portfolio’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics.

Each Portfolio will also make use of an interest rate overlay that: (1) will use a combination of interest rate swaps, interest rate futures and/or total return swaps (“Interest Rate Derivatives”) and (2) in combination, will have an effective notional value (meaning the fixed face value, rather than the market value, of these instruments) equal to approximately 30% of each Portfolio’s net assets under normal market conditions. The percentage of each Portfolio’s net assets represented by Interest Rate Derivatives within the interest rate overlay may change in different market environments, but is normally expected to stay within the range of approximately 25% to 35% of net assets. Schroders expects these instruments to provide additional diversification and balance the sources of risk in each Portfolio. Under certain market conditions, however, the investment performance of each Portfolio may be less favorable than it would be if the Portfolio did not make use of the interest rate overlay. Schroders anticipates that under normal market conditions the Interest Rate Derivatives within the interest rate overlay will have an effective maturity of approximately 10 years.

Each Portfolio may allocate up to 10% of its total assets to its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (a “Subsidiary”) in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Schroders also manages the assets of each Subsidiary. Generally, each Subsidiary will invest primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolios, each Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiaries will comply with the same Investment Company Act of 1940 (the “1940 Act”) asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of each Subsidiary, the Subsidiaries will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Portfolios. Each Portfolio is the sole shareholder of its respective Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

Comparison of Fundamental and Non-Fundamental Investment Policies

The fundamental and non-fundamental investment policies of the Selling Portfolio and the Buying Portfolio are the same. A “fundamental” investment policy is one that may not be changed without a shareholder vote. A “non-fundamental” investment policy is one that may be changed for any Portfolio by the Trust’s Board of Trustees without a vote of that Portfolio’s shareholders.

Comparison of Principal Risks

The principal risks associated with investments in the Buying Portfolio and the Selling Portfolio are the same because the Portfolios have the same investment objectives, principal investment strategies, and investment policies. The actual risks of investing in each Portfolio depend on the securities held in each Portfolio’s portfolio and on market conditions, both of which change over time. The Buying Portfolio and the Selling Portfolio are subject to the principal risks described below.

Volatility Management Risk. Although the Portfolio’s Subadviser attempts to adjust the Portfolio’s overall exposure to volatility, there can be no guarantee that the Portfolio’s Subadviser will be successful in managing the Portfolio’s overall level of volatility. The Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses because of the investment techniques employed by the Subadviser to manage volatility, the implementation of those strategies by the Subadviser or the limitations of those strategies in times of extremely low volatility or extremely high volatility. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values.

Model and Data Risk. When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.

Asset Allocation Risk. The Portfolio’s ability to achieve its investment objective depends upon Schroders’ analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if Schroders allocates a significant portion of the Portfolio’s assets to an asset class that does not perform relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.

Derivatives Risk. The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.

Market Risk. The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates or investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Foreign Investment Risk. Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. To the extent the Portfolio invests in foreign sovereign debt securities, it may be subject to additional risks.

Emerging Markets Risk. In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Interest Rate Risk. The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.

Interest Rate Swap Risk. The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also may involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may in some cases be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the use of interest rate swaps may result in less favorable performance than if such swap arrangements had not been used.

Credit and Counterparty Risk. The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.

Commodities Risk. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify.

Investment Company and Exchange-Traded Fund Risk. An investment in an investment company or ETF involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Real Estate Investment Risk. Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.

Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.

TIPS and Inflation-Linked Bonds Risk. The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including TIPS, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.

High Yield Debt Security Risk. High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.

Subsidiary Risk. By investing in the Subsidiary, the Portfolio is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Portfolio’s returns. The Subsidiary is not registered under the

1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio, such as by reducing the Portfolio’s investment returns. The Portfolio’s ability to invest in the Subsidiary will potentially be limited by the Portfolio’s intention to qualify as a regulated investment company, and might adversely affect the Portfolio’s ability to so qualify.

Tax Risk. In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

Convertible Securities Risk. Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer, or the Portfolio may be forced to convert a convertible security, at a time and a price that is disadvantageous to the Portfolio.

Portfolio Turnover Risk. The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Forward and Futures Contract Risk. The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in futures contracts traded on markets outside the United States.

Credit Default Swap Risk. Credit default swaps may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps), and they may in some cases be illiquid. Credit default swaps also may be difficult to value, especially in the event of market disruptions. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio sell portfolio securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Short Position Risk. The Portfolio will incur a loss from a short position if the value of the reference instrument increases after the time the Portfolio entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses, and also may involve credit and counterparty risk. A portfolio that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Comparison of Performance

The information below provides some indication of the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

Performance results may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Bar Charts. Class B share information for each Portfolio is shown in the bar charts.

Tables. The tables below show total returns from investments in Class B shares of each Portfolio. The returns shown are compared to broad measures of market performance shown for the same periods.

Schroders Global Multi-Asset Portfolio II (Selling Portfolio)

Effective [December 15], 2017, Schroders became the subadviser to the Selling Portfolio. Investment performance prior to that date is attributable to the former investment subadviser to the Portfolio, using principal investment strategies that differ from those described above.

Year-by-Year Total Return for Class B Shares as of December 31 of Each Year

During the periods shown in the bar chart, the highest return for a calendar quarter was +4.01% (quarter-ended June 30, 2014) and the lowest return for a calendar quarter was -5.00% (quarter-ended September 30, 2015).

Schroders Global Multi-Asset Portfolio (Buying Portfolio)

Year-by-Year Total Return for Class B Shares as of December 31 of Each Year

During the periods shown in the bar chart, the highest return for a calendar quarter was +4.80% (quarter-ended December 31, 2013) and the lowest return for a calendar quarter was -3.22% (quarter-ended September 30, 2015).

Schroders Global Multi-Asset Portfolio II (Selling Portfolio)

Average Annual Total Returns as of December 31, 2016

	1 year	Since Inception	Inception Date
Class B	4.57%	5.47%	4-19-13
Dow Jones Moderate Index (reflects no deduction for mutual fund fees or expenses)	7.67%	5.92%	—

Schroders Global Multi-Asset Portfolio (Buying Portfolio)

Average Annual Total Returns as of December 31, 2016

	1 year	Since Inception	Inception Date
Class B	5.65%	6.48%	4-23-12
Dow Jones Moderate Index (reflects no deduction for mutual fund fees or expenses)	7.67%	6.47%	—

Proposal 2. Comparison of Objectives, Strategies and Risks. Reorganization of Allianz Global Investors Dynamic Multi-Asset Plus Portfolio into JPMorgan Global Active Allocation Portfolio

Comparison of Objectives, Strategies and Risks

The Selling Portfolio and the Buying Portfolio:

•	Have BIA as investment manager.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit A for a description of these policies for the Buying Portfolio.

•	Are structured as series of Brighthouse Funds Trust I (a “Trust”).

Unless otherwise noted, references to “the Portfolio” are intended to refer to each of the Buying Portfolio and the Selling Portfolio.

Comparison of Investment Objectives

The investment objectives of the Portfolios are as follows:

Selling Portfolio: Allianz Global Investors Dynamic Multi-Asset Plus Portfolio seeks total return.

Buying Portfolio: JPMorgan Global Active Allocation Portfolio seeks capital appreciation and current income.

Because any investment involves risk, there can be no assurance that a Portfolio’s investment objective will be achieved. The investment objective of each Portfolio may be changed without shareholder approval.

Comparison of Principal Investment Strategies

Although the Portfolios describe them somewhat differently, the principal investment strategies of the Buying Portfolio and the Selling Portfolio are similar in many respects because the Portfolios have similar investment objectives. The principal investment strategies of the Buying Portfolio and Selling Portfolio are compared below:

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio (Selling Portfolio)	JPMorgan Global Active Allocation Portfolio (Buying Portfolio)

The Portfolio’s subadviser, Allianz Global Investors U.S. LLC (“AllianzGI” or “Subadviser”), pursues the Portfolio’s investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. AllianzGI allocates the Portfolio’s investments among asset classes in response to changing market, economic, and political factors and events that AllianzGI believes may affect the value of the Portfolio’s investments. In making investment decisions for the Portfolio AllianzGI seeks to identify trends and turning points in the global markets.

In addition to the momentum and momentum reversion signals, AllianzGI also applies fundamental analysis to locate opportunities to seek to improve the Portfolio’s return. Fundamental analysis may contribute to an adjustment of the Portfolio’s exposure to the asset classes that exhibit the strongest return prospects. The fundamental analysis attempts to locate opportunities not identified from momentum-related signals.

The Portfolio’s subadviser, J.P. Morgan Investment Management Inc. (“JPMIM” or “Subadviser”), uses a flexible asset allocation approach to construct a globally diversified growth portfolio that incorporates investment insights with a disciplined control of risk. JPMIM establishes the strategic and tactical allocation for the Portfolio. JPMIM determines the tactical allocation through adjustments to the Portfolio’s strategies and sector and region allocations. JPMIM develops its investment insights through the combination of top-down macro views, together with the bottom-up insights from JPMIM’s global investment professionals.

AllianzGI analyzes market cycles, economic cycles and valuations, of each asset class and their components and may adjust the Portfolio’s exposures to individual holdings and asset classes. AllianzGI also employs a risk management strategy, which may cause an adjustment to the Portfolio’s asset allocation in an effort to mitigate certain downside risks.	In managing the investments for the Portfolio, JPMIM employs a continuous multi-step process that involves: (1) making longer-term asset allocation decisions based on JPMIM’s assessment of the strategic (10 to 15 years) market outlook; (2) monitoring and adjusting Portfolio exposures and weightings in response to prevailing market conditions and changes in JPMIM’s shorter term market outlook; and (3) making systematic adjustments to the Portfolio exposures and weightings, based on JPMIM’s assessment of future market conditions as indicated by momentum signals, in an effort to reduce overall Portfolio volatility and mitigate the effects of adverse market environments.

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio (Selling Portfolio)	JPMorgan Global Active Allocation Portfolio (Buying Portfolio)

The Portfolio invests directly and indirectly in globally diverse equity securities and in U.S. dollar denominated fixed income securities. The Portfolio targets a long-term average strategic asset allocation of 60% to global developed equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”). The Portfolio may also use an “Opportunistic Component” whereby it invests up to 10% of its assets in any combination of the following asset classes: emerging market equities, emerging market debt, high yield debt (commonly known as “junk bonds”), commodities, Treasury Inflation-Protected Securities (“TIPS”) and real estate securities, including U.S. and non-U.S. real estate investment trusts (“REITs”). The Portfolio may either invest directly in these different types of securities or indirectly through derivatives and other instruments.

Depending on market conditions, the Equity Component may range between approximately 10% and 70% of the Portfolio’s assets and the Fixed Income Component may range between approximately 20% and 90% of the Portfolio’s assets. Apart from this strategic asset allocation, the Portfolio may use its Opportunistic Component. Combined investments in the Equity Component and the Opportunistic Component are limited to 80% of the Portfolio’s assets at the time of

The Portfolio may invest up to 80% of its total assets in any combination of the following asset classes: U.S. equity, foreign equity, commodities, emerging market debt, emerging market equity, high yield debt, real estate securities and Treasury Inflation-Protected Securities (“TIPS”). Under normal market conditions, approximately 15%-20% of the Portfolio’s total assets will be held in cash and cash equivalent instruments which will serve as margin or collateral for the Portfolio’s obligations under derivative transactions. At all times the Portfolio will hold a minimum of 20% of its total assets in highly liquid asset classes such as investment grade fixed income securities and cash. In addition, the Portfolio may invest up to 10% of its total assets in any combination of the following asset classes: commodities, emerging market debt, emerging market equity, high yield debt (commonly known as “junk bonds”), real estate securities and TIPS.

To gain exposure to the various asset classes, AllianzGI incorporates actively managed strategies and/or passive instruments, including exchange-traded funds (“ETFs”) and exchange-traded notes, and derivative instruments such as futures. The Portfolio also seeks to limit portfolio volatility. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time.	In order to gain exposure to the asset classes set forth above, the Portfolio may invest directly in individual securities and exchange-traded funds (“ETFs”). The Portfolio may also invest in exchange-traded notes (“ETNs”) and derivative instruments, either by investing directly in such instruments, or indirectly by investing through its wholly-owned subsidiary as discussed below, in order to obtain, or reduce, exposure to one or more asset classes set forth above. The Portfolio’s equity investments may include common stock, preferred stock, ETFs, convertible securities, depositary receipts, warrants to buy common stocks, and master limited partnerships (“MLPs”), which are limited partnerships that are publicly traded.

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio (Selling Portfolio)	JPMorgan Global Active Allocation Portfolio (Buying Portfolio)
The Portfolio may invest in any type of equity or fixed income security, including common and preferred stocks, ETFs, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Portfolio also may invest in commodities or investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Portfolio is expected to be highly diversified across industries, sectors, and countries. AllianzGI may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Portfolio’s target asset allocation, or if the instrument is otherwise deemed inappropriate.	The Portfolio’s fixed income investments may include convertible securities, U.S. Government securities (including agencies and instrumentalities), domestic and foreign corporate bonds, high yield securities (including distressed securities) , debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions, mortgage-backed securities, asset-backed securities, floating rate securities, inflation-indexed bonds (whose value of the principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure), inflation-linked securities such as TIPS and ETFs that are structured to provide protection against inflation, as well as time deposits and other money market instruments. The Portfolio’s commodity investments may include other investment companies, commodity-linked derivatives, ETNs and total return swaps through which the Portfolio can participate in the performance of one or more instruments.

After determining the asset allocation among the Components, AllianzGI selects the particular investments that are intended to obtain exposure to the relevant asset classes.	Active Asset Allocation. JPMIM adjusts the Portfolio’s exposure among the various asset classes based on JPMIM’s shorter term market outlook for a broad range of asset classes. The shorter term components of JPMIM’s active asset allocation management employ quantitative models and qualitative inputs. JPMIM’s quantitative models serve as a starting point in the investment process and allow the portfolio managers to simultaneously consider a broad number of informational and behavioral mispricings across and within asset classes. As a second step in the investment process, the global strategy team determines on a qualitative basis if certain markets exhibit characteristics that merit a deviation from the quantitative models. For example, if political, economic or technical events have led to dislocations that can be exploited.

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio (Selling Portfolio)	JPMorgan Global Active Allocation Portfolio (Buying Portfolio)
AllianzGI adjusts the Portfolio’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals in an effort to mitigate downside risk in times of severe market stress, and to increase the return potential in favorable markets. While AllianzGI attempts to mitigate the downside risk to stabilize performance, there can be no assurance that the Portfolio will be successful in doing so. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. AllianzGI believes negative momentum suggests future periods of negative investment returns and increased volatility. When the momentum signals for an asset class indicate negative momentum, AllianzGI tends to reduce, sometimes significantly, the Portfolio’s exposure to that asset class. AllianzGI believes positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the momentum signals for an asset class indicate positive momentum, AllianzGI tends to increase the Portfolio’s exposure to that asset class.

Systematic Exposure Management. JPMIM adjusts the Portfolio’s exposure to equity, fixed income and real assets based on momentum signals in an effort to reduce overall portfolio volatility and mitigate the effects of extreme market environments. While JPMIM attempts to manage the Portfolio’s volatility exposure to stabilize performance, there can be no assurance that the Portfolio will be successful in reducing volatility or mitigating the effects of extreme market conditions. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High volatility may result from rapid and dramatic price swings.

Momentum is the tendency of investments to exhibit persistence in their performance. JPMIM uses momentum signals to identify adverse market environments. JPMIM believes negative momentum indicates future periods of negative investment returns and increased volatility. When negative momentum deteriorates below a pre-set threshold determined by a proprietary JPMIM momentum based model, JPMIM will reduce, sometimes significantly, the Portfolio’s exposure to the particular asset class exhibiting the negative momentum. In order to reduce its exposure to a particular asset class JPMIM will primarily use derivatives, but may also sell physical securities. The Portfolio’s exposure to a particular asset class may be reduced to 0% if the momentum indicator becomes sufficiently negative for that asset class. The Portfolio’s exposure to an asset class will be reestablished once the market environment improves and momentum strengthens to surpass a pre-set threshold determined by the proprietary JPMIM model.

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio (Selling Portfolio)	JPMorgan Global Active Allocation Portfolio (Buying Portfolio)
Separately, the Portfolio will make use of an interest rate overlay that: (1) will use a combination of interest rate swaps, interest rate futures, Treasury futures and total return swaps (“Interest Rate Derivatives”) and (2) will have a notional value (meaning the fixed face value, rather than the market value, of these instruments) equal to approximately 30% of the Portfolio’s net assets under normal market conditions. The percentage of the Portfolio’s net assets represented by Interest Rate Derivatives may change in different market environments, but is normally expected to stay within the range of approximately 25% to 35% of net assets. AllianzGI expects these instruments to provide additional diversification and balance the sources of risk in the Portfolio. Under certain market conditions, however, the investment performance of the Portfolio may be less favorable than it would be if the Portfolio did not use Interest Rate Derivatives. AllianzGI anticipates that under normal market conditions the Portfolio’s Interest Rate Derivatives will have a maturity of approximately 10 years.	The Portfolio will also make use of an interest rate overlay that: (1) will use a combination of interest rate swaps, interest rate futures, Treasury futures and total return swaps (“Interest Rate Derivatives”) and (2) will have a notional value (meaning the fixed face value, rather than the market value, of these instruments) equal to approximately 30% of the Portfolio’s net assets under normal market conditions. The percentage of the Portfolio’s net assets represented by Interest Rate Derivatives may change in different market environments, but is normally expected to stay within a range of 25% to 35% of net assets. JPMIM expects these instruments to provide additional diversification and balance the sources of risk in the Portfolio. Under certain market conditions, however, the investment performance of the Portfolio may be less favorable than it would be if the Portfolio did not use Interest Rate Derivatives. JPMIM anticipates that under normal market conditions the Portfolio’s Interest Rate Derivatives will have a maturity of approximately 10 years.

In implementing these investment strategies, the Portfolio may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Portfolio, currency forwards, and structured notes. The Portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Portfolio’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. For more information about these derivatives investments, please see “Investment Strategies and Risks” in the Statement of Additional Information. The Portfolio will maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Portfolio’s obligations under derivative transactions.	In implementing its investment strategies, the Portfolio may use derivatives for a variety of purposes. In addition to using Interest Rate Derivatives in the manner described above, the Portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Portfolio’s return as a non-hedging strategy that may be considered speculative; and to manage Portfolio characteristics. Specifically, the Portfolio may use futures contracts to manage and hedge interest rate risk, establish cross country relative value positions between different interest rate markets, as well as to lengthen or shorten the duration of a portion of the Portfolio. The Portfolio may also utilize exchange-traded futures contracts for cash management and to gain exposure to equities pending investment in individual securities. To the extent that the Portfolio does not utilize other investment companies to gain exposure to commodities, it may utilize derivatives to gain exposure to commodities.

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio (Selling Portfolio)	JPMorgan Global Active Allocation Portfolio (Buying Portfolio)
The Portfolio may allocate up to 25% of its total assets to its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”), in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. AllianzGI also manages the assets of the Subsidiary. The Subsidiary will invest in commodity-related instruments such as futures, option and swap contracts, equity and fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, as well as cash, cash equivalents and other investments intended to serve as margin, collateral or coverage for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions with respect to liquidity and leverage and will follow the same compliance policies and procedures as the Portfolio. The Portfolio is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.	The Portfolio may allocate up to 10% of its total assets to its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”) in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. JPMIM also manages the assets of the Subsidiary. Generally, the Subsidiary will invest primarily in commodity derivatives, ETNs and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Portfolio. The Portfolio is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

The Portfolio is non-diversified, which means that it can hold securities of a smaller number of issuers and can invest a larger percentage of its assets in a single issuer than a diversified portfolio	No similar principal investment strategy; however the Portfolio has a fundamental investment policy to be diversified.

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Portfolio will be subject to the fundamental investment policies of the Buying Portfolio. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Portfolios’ fundamental investment policies are identical, except as follows:

Policy	Allianz Global Investors Dynamic Multi-Asset Plus Portfolio (Selling Portfolio)	JPMorgan Global Active Allocation Portfolio (Buying Portfolio)
Diversification	N/A	The Portfolio may not purchase a security if, as a result, with respect to 75% of the value of its total assets (i) more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except cash and cash items (including receivables), securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or securities of other investment companies, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than cash and cash items (including receivables), securities issued by the U.S. Government, its agencies and instrumentalities or securities of other investment companies.

Commodities	The Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. This restriction will not prevent Allianz Global Investors Multi-Asset Plus Portfolio from investing up to 25% of its total assets in its Subsidiary. The Portfolio will not consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.	The Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. This restriction will not prevent JPMorgan Global Active Allocation Portfolio from investing up to 10% of its total assets in its Subsidiary. The Portfolio will not consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

Comparison of Non-Fundamental Investment Policies

The non-fundamental investment policies of the Selling Portfolio and the Buying Portfolio are the same. A “non-fundamental” investment policy is one that may be changed for any Portfolio by the Trust’s Board of Trustees without a vote of that Portfolio’s shareholders.

Comparison of Principal Risks

Although the Portfolios describe them somewhat differently, the principal risks associated with investments in the Buying Portfolio and the Selling Portfolio are similar because the Portfolios have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Portfolio depend on the securities held in each Portfolio’s portfolio and on market conditions, both of which change over time. The Buying Portfolio is subject to the principal risks described below. The Selling Portfolio is also subject to certain of the principal risks identified below. Currently, the Selling Portfolio is also subject to Credit Default Swap Risk, Nondiversification Risk and Forward Commitment, When-Issued and Delayed Delivery Securities Risk. The Buying Portfolio is not subject to Credit Default Swap Risk, Nondiversification Risk and Forward

Commitment, When-Issued and Delayed Delivery Securities Risk and, if the Reorganization is approved, the Selling Portfolio will no longer be subject to these risks.

Volatility Management Risk. Although the Portfolio’s Subadviser attempts to adjust the Portfolio’s overall exposure to volatility, there can be no guarantee that the Portfolio’s Subadviser will be successful in managing the Portfolio’s overall level of volatility. The Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses because of the investment techniques employed by the Subadviser to manage volatility, the implementation of those strategies by the Subadviser or the limitations of those strategies in times of extremely low volatility or extremely high volatility. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values.

Model and Data Risk. When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.

Asset Allocation Risk. The Portfolio’s ability to achieve its investment objective depends upon JPMIM’s analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The Portfolio may experience losses or poor relative performance if JPMIM allocates a significant portion of the Portfolio’s assets to an asset class that does not perform relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.

Derivatives Risk. The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.

Market Risk. The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates or investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Interest Rate Risk. The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.

Interest Rate Swap Risk. The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also may involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may in some cases be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the use of interest rate swaps may result in less favorable performance than if such swap arrangements had not been used.

Credit and Counterparty Risk. The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.

High Yield Debt Security Risk. High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.

Commodities Risk. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify.

Short Position Risk. The Portfolio will incur a loss from a short position if the value of the reference instrument increases after the time the Portfolio entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses, and also may involve credit and counterparty risk. A portfolio that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Investment Company and Exchange-Traded Fund Risk. An investment in an investment company or ETF involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Forward and Futures Contract Risk. The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements on a futures contract, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in futures contracts traded on markets outside the United States.

Foreign Investment Risk. Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. To the extent the Portfolio invests in foreign sovereign debt securities, it may be subject to additional risks.

Emerging Markets Risk. In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Subsidiary Risk. By investing in the Subsidiary, the Portfolio is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Portfolio’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio, such as by reducing the Portfolio’s investment returns. The Portfolio’s ability to invest in the Subsidiary will potentially be limited by the Portfolio’s intention to qualify as a regulated investment company, and might adversely affect the Portfolio’s ability to so qualify.

Tax Risk. In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

Convertible Securities Risk. Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer, or the Portfolio may be forced to convert a convertible security, at a time and a price that is disadvantageous to the Portfolio.

Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.

Real Estate Investment Risk. Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.

TIPS and Inflation-Linked Bonds Risk. The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including TIPS, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.

Portfolio Turnover Risk. The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Comparison of Performance

The information below provides some indication of the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

Performance results may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Bar Charts. Class B share information for each Portfolio is shown in the bar charts.

Tables. The tables below show total returns from investments in Class B shares of each Portfolio. The returns shown are compared to broad measures of market performance shown for the same periods.

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio (Selling Portfolio)

Year-by-Year Total Return for Class B Shares as of December 31 of Each Year

During the periods shown in the bar chart, the highest return for a calendar quarter was +3.81% (quarter-ended March 31, 2015) and the lowest return for a calendar quarter was -3.55% (quarter-ended September 30, 2015).

JPMorgan Global Active Allocation Portfolio (Buying Portfolio)

Year-by-Year Total Return for Class B Shares as of December 31 of Each Year

During the periods shown in the bar chart, the highest return for a calendar quarter was +4.45% (quarter-ended June 30, 2014) and the lowest return for a calendar quarter was -2.78% (quarter-ended September 30, 2015).

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio (Selling Portfolio)

Average Annual Total Returns as of December 31, 2016

	1 year	Since Inception	Inception Date
Class B	1.99%	2.72%	04-14-14
Dow Jones Moderate Index (reflects no deduction for mutual fund fees or expenses)	7.67%	3.99%	—

JPMorgan Global Active Allocation Portfolio (Buying Portfolio)

Average Annual Total Returns as of December 31, 2016

	1 year	5 years	Inception Date
Class B	2.90%	5.87%	04-23-12
Dow Jones Moderate Index (reflects no deduction for mutual fund fees or expenses)	7.67%	6.47%	—

Proposal 3. Comparison of Objectives, Strategies and Risks. Reorganization of MFS Value Portfolio II into MFS Value Portfolio

Comparison of Objectives, Strategies and Risks

The Selling Portfolio and the Buying Portfolio:

•	Have BIA as investment manager.

•	Share the same subadviser, Massachusetts Financial Services Company (“MFS”), and portfolio management team.[2]

•	Have the same investment objectives and principal investment strategies.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit A for a description of these policies for the Buying Portfolio.

•	Are structured as series of Brighthouse Funds Trust II (a “Trust”).

Unless otherwise noted, references to “the Portfolio” are intended to refer to each of the Buying Portfolio and the Selling Portfolio.

Comparison of Investment Objectives

The Portfolios seek the same investment objective: capital appreciation.

Because any investment involves risk, there can be no assurance that a Portfolio’s investment objective will be achieved. The investment objective of each Portfolio may be changed without shareholder approval.

Comparison of Principal Investment Strategies

The Portfolios have the same investment strategies. Each Portfolio invests under normal market conditions at least 80% of its net assets in equity securities of large capitalization U.S. companies. Equity securities include common stocks, preferred stocks, securities convertible into common or preferred stocks and depositary receipts for equity securities. MFS focuses on investing each Portfolio’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (“value” companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. Each Portfolio may invest up to 20% of its assets in foreign securities and may have exposure to foreign currencies through its investments in these securities.

Each Portfolio’s investment policy with respect to 80% of its net assets is a non-fundamental investment policy that may be changed by the Board without shareholder approval as long as shareholders are given 60 days advance written notice of the change.

MFS uses a bottom-up investment approach to buying and selling investments for each Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of the issuers’ financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

[2]	Prior to September 1, 2017, the Selling Portfolio was known as BlackRock Large Cap Value Portfolio, and another subadviser provided day-to-day management of the Selling Portfolio’s investments pursuant to different investment strategies.

Comparison of Fundamental and Non-Fundamental Investment Policies

The fundamental and non-fundamental investment policies of the Selling Portfolio and the Buying Portfolio are the same. A “fundamental” investment policy is one that may not be changed without a shareholder vote. A “non-fundamental” investment policy is one that may be changed for any Portfolio by the Trust’s Board of Trustees without a vote of that Portfolio’s shareholders.

Comparison of Principal Risks

The principal risks associated with investments in the Buying Portfolio and the Selling Portfolio are the same because the Portfolios have the same investment objectives, principal investment strategies, and investment policies. The actual risks of investing in each Portfolio depend on the securities held in each Portfolio’s portfolio and on market conditions, both of which change over time. The Buying Portfolio and the Selling Portfolio are subject to the principal risks described below.

Market Risk. The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates or investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk. Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Foreign Investment Risk. Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Convertible Securities Risk. Investments in convertible securities may be subject to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy), interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise) and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer, or the Portfolio may be forced to convert a convertible security, at a time and a price that is disadvantageous to the Portfolio.

Comparison of Performance

The information below provides some indication of the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. The performance of other share classes may vary from that shown because of differences in expenses. As with all mutual funds, past returns are not a prediction of future returns.

Performance results may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Bar Charts. Class A share information for each Portfolio is shown in the bar charts.

Tables. The tables below show total returns from investments in the indicated classes of shares of each Portfolio. The returns shown are compared to broad measures of market performance shown for the same periods.

MFS Value Portfolio II (Selling Portfolio)

Effective September 1, 2017, MFS became the subadviser to the Selling Portfolio. Investment performance prior to that date is attributable to the former investment subadviser to the Portfolio, using principal investment strategies that differ from those described above.

Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

During the periods shown in the bar chart, the highest return for a calendar quarter was +15.20% (quarter-ended September 30, 2009) and the lowest return for a calendar quarter was -19.37% (quarter-ended December 31, 2008).

MFS Value Portfolio (Buying Portfolio)

The historical performance shown for the Portfolio prior to April 28, 2008 is the performance of the Portfolio’s predecessor funds managed by MFS using the same investment objective and strategy as the Portfolio.

Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

During the periods shown in the bar chart, the highest return for a calendar quarter was +15.79% (quarter-ended June 30, 2009) and the lowest return for a calendar quarter was -18.68% (quarter-ended December 31, 2008).

MFS Value Portfolio II (Selling Portfolio) - Average Annual Total Returns as of December 31, 2016

	1 year	5 years	10 years
Class A	18.51%	13.07%	4.46%
Class B	18.10%	12.79%	4.19%
Class E	18.14%	12.90%	4.30%
Russell 1000® Value Index (reflects no deduction for mutual fund fees or expenses)	17.34%	14.80%	5.72%

MFS Value Portfolio (Buying Portfolio) - Average Annual Total Returns as of December 31, 2016

	1 year	5 years	10 years
Class A	14.39%	14.91%	7.05%
Class B*	14.10%	14.63%	6.80%
Class E*	14.20%	14.74%	6.90%
Russell 1000® Value Index (reflects no deduction for mutual fund or expenses)	17.34%	14.80%	5.72%

*	On April 28, 2008, MFS Value Portfolio succeeded to the operations of the MFS Value Portfolio (the “Trust I MFS Value Predecessor”), a former series of Trust I. On May 1, 2006, the Trust I MFS Value Predecessor succeeded to the operations of the MFS Value Portfolio, a former series of the Travelers Series Trust, which was a Massachusetts business trust. Prior to April 28, 2008 there were no Class B or Class E shares outstanding for the Portfolio’s predecessor funds. Accordingly, the performance shown for Class B and Class E shares prior to that date is the performance of Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION

Terms of Each Reorganization

The Board of each Portfolio has approved the Agreement. While shareholders are encouraged to review the Agreement, which has been filed with the SEC as an exhibit to the registration statement of which this Combined Proxy Statement/Prospectus is a part, the following is a summary of certain terms of the Agreement:

•	Each Reorganization is expected to occur before the end of the first half of 2018, subject to approval by Selling Portfolio shareholders, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, each Reorganization may happen at any time agreed to by the applicable Selling Portfolio and the corresponding Buying Portfolio.

•	Each Selling Portfolio will transfer all of its assets to the corresponding Buying Portfolio and, in exchange, the corresponding Buying Portfolio will assume all the Selling Portfolio’s liabilities and will issue Reorganization Shares to the Selling Portfolio. The value of each Selling Portfolio’s assets, as well as the number of Reorganization Shares to be issued to the Selling Portfolio, will be determined in accordance with the Agreement. The Reorganization Shares will have an aggregate net asset value on the business day immediately preceding the closing of the Reorganization equal to the value of the assets received from the Selling Portfolio, less the liabilities assumed by the corresponding Buying Portfolio in the transaction. The Reorganization Shares will be distributed, as soon after the closing date as is conveniently practicable, to Selling Portfolio shareholders in proportion to their holdings of shares of the Selling Portfolio, in liquidation of the Selling Portfolio. As a result, shareholders of the Selling Portfolio will become shareholders of the corresponding Buying Portfolio.

•	The net asset value of each Selling Portfolio and the corresponding Buying Portfolio will be computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the closing date of the applicable Reorganization.

Conditions to Closing Each Reorganization

The completion of each Reorganization is subject to certain conditions described in the Agreement, including:

•	The Selling Portfolio will have declared and paid one or more dividends that, together with all previous distributions qualifying for the dividends-paid deduction, will have the effect of distributing all of the Selling Portfolio’s net investment income and net realized capital gains, if any, to the shareholders of the Selling Portfolio for its tax year ending on or prior to the closing of the Reorganization, and for prior tax years to the extent such dividends are eligible to be treated as paid in respect of such prior tax years.

•	The Selling Portfolio will have delivered to the corresponding Buying Portfolio a certificate executed in its name by a President or a Vice President and its Treasurer or an Assistant Treasurer, in form an substance satisfactory to the Buying Portfolio and dated as of the closing date of the Reorganization, to the effect that the representations and warranties of the corresponding Buying Portfolio made in the Agreement are true and correct as of the closing date.

•	The Selling Portfolio and the corresponding Buying Portfolio will have received any opinions of counsel necessary to carry out the Reorganization.

•	The Selling Portfolio and the corresponding Buying Portfolio will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•	A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•	The shareholders of the Selling Portfolio will have approved the Agreement by the requisite vote.

•	Each Selling Portfolio and each Buying Portfolio will have received an opinion of tax counsel substantially to the effect that, as described in more detail in the section entitled “Tax Status of the Reorganizations,” the shareholders of the Selling Portfolio will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Selling Portfolio shares for the Reorganization Shares of the corresponding Buying Portfolio in connection with the Reorganization and the Selling Portfolio generally will not recognize gain or loss as a direct result of the Reorganization.

Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated by mutual agreement of the Selling Portfolio and the Buying Portfolio prior to the closing thereof, or by either the Selling Portfolio or the Buying Portfolio in the event of a material breach of the Agreement by the other Portfolio or a failure of any condition precedent to the terminating Portfolio’s obligations under the Agreement or in response to a governmental authority’s entry of a final order enjoining the transaction. In the event of a termination, BIA and/or the applicable Subadviser will bear all costs associated with the Reorganization.

Tax Status of the Reorganizations

Each Selling Portfolio and Buying Portfolio intends to qualify each year for treatment as a regulated investment company (“RIC”) for U.S. federal income tax purposes.

Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of each Reorganization, the Selling Portfolio and the Buying Portfolio will receive an opinion of Ropes & Gray LLP (which opinion will be subject to certain qualifications), substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations issued thereunder, current administrative rules, pronouncements and court decisions, although the matter is not free from doubt, generally for U.S. federal income tax purposes:

•	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Selling Portfolio and the Buying Portfolio will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

•	Under Sections 361 and 357 of the Code, the Selling Portfolio will not recognize gain or loss upon the transfer of all of its assets to the Buying Portfolio in exchange for Reorganization Shares and the assumption by the Buying Portfolio of all of the liabilities of the Selling Portfolio, or upon the distribution of the Reorganization Shares by the Selling Portfolio to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Reorganization (1) as a result of the closing of the tax year of the Selling Portfolio, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

•	Under Section 354 of the Code, the shareholders of the Selling Portfolio will not recognize gain or loss upon the exchange of their Selling Portfolio shares for Reorganization Shares.

•	Under Section 358 of the Code, the aggregate tax basis of Reorganization Shares that the Selling Portfolio shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Selling Portfolio shares exchanged therefor.

•	Under Section 1223(1) of the Code, the Selling Portfolio shareholder’s holding period for the Reorganization Shares received in the Reorganization will include the shareholder’s holding period for the Selling Portfolio shares exchanged therefor, provided the shareholder held such Selling Portfolio shares as capital assets on the date of the exchange.

•	Under Section 1032 of the Code, the Buying Portfolio will not recognize gain or loss upon the receipt of assets of the Selling Portfolio in exchange for Reorganization Shares and the assumption by the Buying Portfolio of all of the liabilities of the Selling Portfolio.

•	Under Section 362(b) of the Code, the Buying Portfolio’s tax basis in the assets of the Selling Portfolio transferred to the Buying Portfolio in the Reorganization will be the same as the Selling Portfolio’s tax basis in such assets immediately prior to the Reorganization, adjusted for any gain or loss required to be recognized as described in the second bullet point above.

•	Under Section 1223(2) of the Code, the Buying Portfolio’s holding periods in the assets received from the Selling Portfolio in the Reorganization, other than any asset with respect to which gain or loss is required to be recognized as described in the second bullet point above, will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Selling Portfolio.

•	The Buying Portfolio will succeed to and take into account the items of the Selling Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Each opinion will be based on certain factual certifications made by the officers of the applicable Selling Portfolio and the applicable Buying Portfolio and will also be based on customary assumptions. As applicable, each opinion may note and distinguish certain published authority. It is possible that the IRS or a court could disagree with such an opinion from Ropes & Gray LLP, which therefore cannot be free from doubt. Opinions of counsel are not binding upon the IRS or the courts.

As long as the Contracts qualify as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Code, a Reorganization, whether or not treated as tax-free for U.S. federal income tax purposes, will not create any tax liability for Contract Owners. In addition, a Reorganization, whether or not treated as tax-free for U.S. federal income tax purposes, is not expected to be a taxable event for investors that hold shares in tax-advantaged accounts, such as tax-qualified retirement plans. Special tax rules apply to investments through such accounts. Persons investing through such accounts should consult their tax advisers to determine the precise effect of a Reorganization in light of their particular tax situation. Contract Owners who choose to redeem or exchange their investments by surrendering their Contracts or initiating a partial withdrawal may be subject to taxes and a 10% penalty. For a description of the tax consequences of investing in Contracts, Contract Owners should consult the applicable prospectus or other information provided by the Participating Insurance Company regarding their Contracts.

Although it is not expected to affect Contract Owners or investors that hold shares in tax-advantaged accounts, as a result of a Reorganization, each Portfolio participating in the Reorganization may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined Portfolio, and the combined Portfolio will have tax attributes that reflect a blending of the tax attributes of each Portfolio at the time of each Reorganization.

A portion of the portfolio assets of a Buying Portfolio or Selling Portfolio may be sold at any time before or after a Reorganization in connection with the Reorganization. Any gains recognized in any such sales on a net basis, after reduction by any available losses as appropriate, will be distributed to shareholders during or with respect to the year of sale. Further, each Reorganization will end the tax year of the applicable Selling Portfolio, and will therefore accelerate any distributions to shareholders from the Selling Portfolio for its short tax year ending on the date of the Reorganization.

This description of the U.S. federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any Contract Owner. Contract Owners are urged to consult their tax advisers regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganizations, Contract Owners should also consult their tax advisers as to the state, local, foreign and non-income tax consequences, if any, of a Reorganization.

[Reasons for the Proposed Reorganizations and Board Deliberations

Reorganization of Schroders Global Multi-Asset Portfolio II (the “Selling Portfolio”) into Schroders Global Multi-Asset Portfolio (the “Buying Portfolio” and, with the Selling Portfolio, the “Portfolios”) (the “Reorganization”)

At a meeting held on November 28-30, 2017 (the “November Board Meeting”), all of the Trustees of the Trusts, including the Trustees who are not “interested persons” of the Trusts, as such term is defined in the 1940 Act (the “Independent Trustees”), considered and approved the Reorganization; they determined that the Reorganization was in the best interests of the Buying Portfolio and the Selling Portfolio, and that the interests of existing shareholders of the Buying Portfolio and the Selling Portfolio will not be diluted as a result of the Reorganization. The Board approved the Reorganization based on the recommendations of BIA, the investment adviser to the Buying Portfolio and the Selling Portfolio. As investment adviser, BIA is responsible for overseeing each Portfolio and for making recommendations to the Board of Trustees (the “Board”) of Brighthouse Funds Trust I (the “Trust”) with respect to each Portfolio.

As background to the Board’s decision making, at the November Board Meeting, BIA recommended to the Board that Schroder Investment Management North America Inc. (“Schroders”) replace FIAM LLC (“FIAM”) as subadviser to the Selling Portfolio (formerly, the Pyramis Managed Risk Portfolio). BIA’s recommendation was based on changes to the portfolio management team at FIAM for the Selling Portfolio that were to be effective December 31, 2017. BIA considered those changes, and BIA determined that it was in the best interests of the Selling Portfolio’s shareholders for Schroders to serve as the Selling Portfolio’s subadviser, effective December 15, 2017. BIA also recommended that the Board approve conforming changes to the non-fundamental investment policies of the Selling Portfolio to those of Buying Portfolio, and changing the Selling Portfolio’s name from “Pyramis Managed Risk Portfolio” to “Schroders Global Multi-Asset Portfolio II.” The Board also approved those changes at the November Board Meeting.

At the November Board Meeting, BIA proposed the Reorganization to the Board in order to streamline the product offerings of the funds managed by BIA, so that management, distribution and other resources could be focused more effectively on a smaller group of funds. BIA informed the Board that the Reorganization will enable shareholders of the Selling Portfolio to invest in a larger, potentially more efficient portfolio while continuing to pursue the same investment strategy. In approving the Plan, the Board evaluated extensive information that was provided by BIA about each Portfolio and the terms of the proposed Reorganization. The information showed that the Reorganization is expected to result in operational efficiencies for the Selling Portfolio, although no assurance can be given that these efficiencies will be achieved.

In addition, the Board considered, among other things:

•	the terms and conditions of the Reorganization;

•	that the Reorganization would not result in the dilution of the interests of the shareholders of the Buying Portfolio and the Selling Portfolio because, among other things, each Portfolio uses identical valuation methodologies;

•	the comparative investment performance of the Buying Portfolio and the Selling Portfolio, acknowledging that the performance of the Selling Portfolio was attributable to FIAM, the prior subadviser;

•	that the Total Annual Portfolio Operating Expenses and Net Operating Expenses for the combined Portfolio after the Reorganization would be lower than those borne by each of the Buying Portfolio and Selling Portfolio prior to the Reorganization;

•	that the Buying Portfolio and Selling Portfolio have the same investment objectives and principal investment strategies, effective December 15, 2017;

•	that the costs of the Reorganization (other than transaction costs), including the preparation and filing with the SEC of the requisite prospectus/proxy statement on Form N-14 and mailing the final document to the shareholders of the Selling Portfolio will be borne by the subadviser to the Buying Portfolio (i.e., Schroders);

•	the anticipated portfolio transaction costs associated with the Reorganization to be borne by the Selling Portfolio;

•	that shareholders of the Selling Portfolio are expected to incur lower advisory fees after the Reorganization;

•	that the Reorganization is expected to be tax free transactions for federal income tax purposes; and

•	alternatives available to shareholders of the Selling Portfolio, including the ability to exchange their shares for shares of other funds that are offered as investment options under their Contracts.

During their consideration of the Reorganization, the Board was advised by trust counsel and the Independent Trustees were advised by independent legal counsel, regarding the legal issues involved raised by the proposals.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any particular benefit will in fact be realized, the Board, including the Independent Trustees, concluded that the proposed Reorganization would be in the best interests of the shareholders of the Buying Portfolio and the Selling Portfolio. Consequently, the Board approved the Plan and directed that the Plan be submitted to shareholders of the Selling Portfolio for approval.

Reorganization of Allianz Global Investors Dynamic Multi-Asset Plus Portfolio (the “Selling Portfolio”) into JPMorgan Global Active Allocation Portfolio (the “Buying Portfolio” and, with the Selling Portfolio, the “Portfolios”) (the “Reorganization”)

At a meeting held on November 28-30, 2017 (the “November Board Meeting”), all of the Trustees of the Trusts, including the Trustees who are not “interested persons” of the Trusts, as such term is defined in the 1940 Act (the “Independent Trustees”), considered and approved the Reorganization; they determined that the Reorganization was in the best interests of the Buying Portfolio and the Selling Portfolio, and that the interests of existing shareholders of the Buying Portfolio and the Selling Portfolio will not be diluted as a result of the Reorganization. The Board approved the Reorganization based on the recommendations of BIA, the investment adviser to the Buying Portfolio and the Selling Portfolio. As investment adviser, BIA is responsible for overseeing each Portfolio and for making recommendations to the Board of Trustees (the “Board”) of Brighthouse Funds Trust I (the “Trust”) with respect to each Portfolio.

At the November Board Meeting, BIA proposed the Reorganization to the Board in order to streamline the product offerings of the funds managed by BIA, so that management, distribution and other resources could be focused more effectively on a smaller group of funds. BIA informed the Board that the Selling Portfolio has been in existence for three years, but has not gained sufficient assets among a wider base of shareholders, and the Reorganization will enable shareholders of the Selling Portfolio to invest in a larger, potentially more efficient portfolio while continuing to pursue a similar investment strategy. In approving the Plan, the Board evaluated extensive information that was provided by BIA about each Portfolio and the terms of the proposed Reorganization. The information showed that the Reorganization is expected to result in operational efficiencies for the Selling Portfolio, although no assurance can be given that these efficiencies will be achieved.

In addition, the Board considered, among other things:

•	the terms and conditions of the Reorganization;

•	that the Reorganization would not result in the dilution of the interests of the shareholders of the Buying Portfolio and the Selling Portfolio because, among other things, each Portfolio uses identical valuation methodologies;

•	the comparative investment performance of the Buying Portfolio and the Selling Portfolio;

•	that the Total Annual Portfolio Operating Expenses and Net Operating Expenses for the combined Portfolio after the Reorganization would be lower than those borne by each of the Buying Portfolio and Selling Portfolio prior to the Reorganization;

•	that the Buying Portfolio and Selling Portfolio have similar investment objectives and principal investment strategies, although the Board noted the differences between the Portfolios;

•	that the costs of the Reorganization (other than transaction costs), including the preparation and filing with the SEC of the requisite prospectus/proxy statement on Form N-14 and mailing the final document to the shareholders of the Selling Portfolio will be borne by the subadviser to the Buying Portfolio;

•	the anticipated portfolio transaction costs associated with the Reorganization to be borne by the Selling Portfolio;

•	that shareholders of the Selling Portfolio are expected to incur lower advisory fees after the Reorganization;

•	that the Reorganization is expected to be tax free transactions for federal income tax purposes; and

•	alternatives available to shareholders of the Selling Portfolio, including the ability to exchange their shares for shares of other funds that are offered as investment options under their Contracts.

During their consideration of the Reorganization, the Board was advised by trust counsel and the Independent Trustees were advised by independent legal counsel, regarding the legal issues involved raised by the proposals.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any particular benefit will in fact be realized, the Board, including the Independent Trustees, concluded that the proposed Reorganization would be in the best interests of the shareholders of the Buying Portfolio and the Selling Portfolio. Consequently, the Board approved the Plan and directed that the Plan be submitted to shareholders of the Selling Portfolio for approval.

Reorganization of MFS Value Portfolio II (the “Selling Portfolio”) into MFS Value Portfolio (the “Buying Portfolio” and, with the Selling Portfolio, the “Portfolios”) (the “Reorganization”)

At a meeting held on November 28-30, 2017 (the “November Board Meeting”), all of the Trustees of the Trusts, including the Trustees who are not “interested persons” of the Trusts, as such term is defined in the 1940 Act (the “Independent Trustees”), considered and approved the Reorganization; they determined that the Reorganization was in the best interests of the Buying Portfolio and the Selling Portfolio, and that the interests of existing shareholders of the Buying Portfolio and the Selling Portfolio will not be diluted as a result of the Reorganization. The Board approved the Reorganization based on the recommendations of BIA, the investment adviser to the Buying Portfolio and the Selling Portfolio. As investment adviser, BIA is responsible for overseeing each Portfolio and for making recommendations to the Board of Trustees (the “Board”) of Brighthouse Funds Trust II (the “Trust”) with respect to each Portfolio.

As background to the Board’s decision making, at a meeting held on August 15-17, 2017, BIA recommended to the Board that Massachusetts Financial Services Company (“MFS”) replace BlackRock

Advisors, LLC (“BlackRock”) as subadviser to the Selling Portfolio (formerly, BlackRock Large Cap Value Portfolio). BIA’s recommendation was based on changes to the portfolio management team at BlackRock for the Selling Portfolio. BIA considered those changes, and BIA determined that it was in the best interests of the Selling Portfolio’s shareholders for MFS to serve as the Selling Portfolio’s subadviser, effective September 1, 2017. BIA also recommended that the Board approve conforming changes to the non-fundamental investment policies of the Selling Portfolio to those of Buying Portfolio, and changing the Selling Portfolio’s name from “BlackRock Large Cap Value Portfolio” to “MFS Value Portfolio II.” The Board approved those changes at the August 15-17, 2017 Board meeting.

At the November Board Meeting, BIA proposed the Reorganization to the Board in order to streamline the product offerings of the funds managed by BIA, so that management, distribution and other resources could be focused more effectively on a smaller group of funds. BIA informed the Board that the Reorganization will enable shareholders of the Selling Portfolio to invest in a larger, potentially more efficient portfolio while continuing to pursue the same investment strategy. In approving the Plan, the Board evaluated extensive information that was provided by BIA about each Portfolio and the terms of the proposed Reorganization. The information showed that the Reorganization is expected to result in operational efficiencies for the Selling Portfolio, although no assurance can be given that these efficiencies will be achieved.

In addition, the Board considered, among other things:

•	the terms and conditions of the Reorganization;

•	that the Reorganization would not result in the dilution of the interests of the shareholders of the Buying Portfolio and the Selling Portfolio because, among other things, each Portfolio uses identical valuation methodologies;

•	the comparative investment performance of the Buying Portfolio and the Selling Portfolio, acknowledging that the performance of the Selling Portfolio was attributable to BlackRock, the prior subadviser, effective September 1, 2017;

•	that the Total Annual Portfolio Operating Expenses and Net Operating Expenses for the combined Portfolio after the Reorganization would be lower than those borne by each of the Buying Portfolio and Selling Portfolio prior to the Reorganization;

•	that the Buying Portfolio and Selling Portfolio have the same investment objectives and principal investment strategies, effective September 1, 2017;

•	that the costs of the Reorganization (other than transaction costs), including the preparation and filing with the SEC of the requisite prospectus/proxy statement on Form N-14 and mailing the final document to the shareholders of the Selling Portfolio will be borne by the subadviser to the Buying Portfolio (i.e., MFS);

•	the anticipated portfolio transaction costs associated with the Reorganization to be borne by the Selling Portfolio;

•	that shareholders of the Selling Portfolio are expected to incur lower advisory fees after the Reorganization;

•	that the Reorganization is expected to be tax free transactions for federal income tax purposes; and

•	alternatives available to shareholders of the Selling Portfolio, including the ability to exchange their shares for shares of other funds that are offered as investment options under their Contracts.

During their consideration of the Reorganization, the Board was advised by trust counsel and the Independent Trustees were advised by independent legal counsel, regarding the legal issues involved raised by the proposals.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any particular benefit will in fact be realized, the Board, including the Independent Trustees, concluded that the proposed Reorganization would be in the best interests of the shareholders of the Buying Portfolio and the Selling Portfolio. Consequently, the Board approved the Plan and directed that the Plan be submitted to shareholders of the Selling Portfolio for approval.]

Board Recommendation and Required Vote

The Board of each Selling Portfolio unanimously recommends that shareholders of that Selling Portfolio approve the proposed Reorganization.

For each Selling Portfolio, the Reorganization must be approved by the affirmative vote of a majority of the outstanding voting securities of the Selling Portfolio, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the Selling Portfolio is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Selling Portfolio that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Selling Portfolio are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Selling Portfolio.

If the Reorganization is not approved for a Selling Portfolio, the Board will consider what further action should be taken with respect to the Selling Portfolio. The approval of the Reorganization of one Selling Portfolio is not conditioned upon the approval of the Reorganization of any other Selling Portfolio.

If shareholders approve the Reorganization of a Selling Portfolio, it is anticipated that the Reorganization would occur before the end of the first half of 2018.

SECTION B — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting. Shareholders of record of each Selling Portfolio on November 30, 2017 (the “Record Date”) are entitled to vote at the Meeting. With respect to each Reorganization, shareholders of each Selling Portfolio are entitled to vote based on the ratio their interests bear to the interests of all holders entitled to vote. All share classes of a Selling Portfolio will vote together as one class on the Selling Portfolio’s proposed Reorganization. The total number of shares of each class of each Selling Portfolio outstanding as of the close of business on the Record Date, and the total number of votes to which shareholders of such class are entitled at the Meeting, are set forth below.

Class B
Schroders Global Multi-Asset Portfolio II
Shares Outstanding	[	]
Total Votes to which Entitled	[	]

Class B
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio
Shares Outstanding	[	]
Total Votes to which Entitled	[	]

	Class A		Class B		Class E		Total
MFS Value Portfolio II	[	]	[	]	[	]	[	]
Shares Outstanding	[	]	[	]	[	]	[	]
Total Votes to which Entitled	[	]	[	]	[	]	[	]

Shares of the Selling Portfolios are owned of record by sub-accounts of separate accounts of Participating Insurance Companies established to fund benefits under Contracts issued by the Participating Insurance Companies. The Participating Insurance Company that issued your Contract is the legal owner of your Selling Portfolio’s shares and will vote those shares at the meeting. However, as a Contract Owner, you are entitled to instruct the Participating Insurance Company how to vote the shares attributable to your Contract.

Contract Owner Instructions. The Participating Insurance Companies are mailing copies of these proxy materials to Contract Owners who, by completing and signing the accompanying voting instruction card, will instruct their Participating Insurance Company how they wish the Selling Portfolio shares attributable to his or her contract to be voted. Contract Owners also may provide their instructions to the Participating Insurance Company by telephone or internet. Each Contract Owner is entitled to instruct his or her Participating Insurance Company as to how to vote the shares attributable to his or her Contract. The Participating Insurance Companies will vote shares of each Selling Portfolio as instructed by their Contract Owners. If a Contract Owner simply signs and returns the voting instruction card, the Participating Insurance Company will treat the card as an instruction to vote the shares represented thereby in favor of the Agreement.

The Participating Insurance Companies intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned. Shares attributable to amounts retained by the Participating Insurance Companies will be voted in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any “broker non-votes.” “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. Any Contract Owner giving voting instructions has the power to revoke such instructions by providing superseding instructions by mail, telephone or internet. All properly executed instructions received in time for the Meeting will be voted as specified in the instructions. Because the Participating Insurance Companies may vote all Selling Portfolio shares even if only a small number of Contract Owners forward voting instructions, it is possible that a small number of Contract Owners may determine the outcome of the vote for a Selling Portfolio.

Quorum and Methods of Tabulation. A quorum is required for shareholders of a Selling Portfolio to take action at the Meeting. For each Selling Portfolio, one-third (33 1/3%) of the shares issued and outstanding constitutes a quorum. Because the Participating Insurance Companies intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned, it is expected that the presence at the Meeting, in person or by proxy, of Participating Insurance Companies entitled to cast such votes will constitute a quorum regardless of the number of Contract Owners who provide voting instructions.

All shares represented at the Meeting in person or by proxy will be counted for purposes of establishing a quorum. For the purpose of determining whether a quorum is present, shares represented by proxies that reflect abstentions will be counted as shares that are present and entitled to vote. Abstentions will have the effect of votes against a Reorganization.

Shareholder Proxies. If a shareholder properly authorizes its proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and the proxy is not subsequently revoked, the shareholder’s vote will be cast at the Meeting and at any postponement or adjournment thereof. If a shareholder gives instructions, the shareholder’s vote will be cast in accordance with your instructions. If a shareholder returns a signed proxy card without instructions, the shareholder’s vote will be cast in favor of the Reorganization of the shareholder’s Selling Portfolio. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any proposal are not received. Not all proposals affect each Selling Portfolio, and shareholders of a Selling Portfolio will be entitled to cast votes and authorize proxies on only those proposals affecting the Selling Portfolio in which they are shareholders.

If you intend to vote in person at the Meeting, please call 866-963-5819 to obtain important information regarding your attendance at the Meeting, including directions.

Revoking a Shareholder’s Proxy. A Shareholder may revoke its proxy prior to the Meeting by providing written notice to Computershare Fund Services (“Computershare”), 2950 Express Drive South, Suite 210, Islandia, NY 11749, or change its vote by submitting a subsequently executed and dated proxy card, by authorizing its proxy by internet or telephone on a later date, by attending the Meeting and casting its vote in person or written notice of the death or incapacity of the maker of that proxy is received by the Trust before the vote. If a shareholder authorizes its proxy by internet or telephone, it may change its vote prior to the Meeting by authorizing a subsequent proxy by completing, signing and returning a proxy card dated as of a date that is later than its last internet or telephone proxy authorization or by attending the Meeting and casting its vote in person. Merely attending the Meeting without voting will not revoke a prior proxy.

Simultaneous Meetings. The meeting for each Selling Portfolio will be held simultaneously with the meeting for each other Selling Portfolio, with each proposal being voted on separately by the shareholders of the relevant Selling Portfolio. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Selling Portfolio’s meeting to a time after the Meeting so that a meeting for that Selling Portfolio may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment, and may vote for or against the adjournment in their discretion.

Solicitation of Proxies. The Board of each Selling Portfolio is asking for your voting instructions and for you to provide your voting instructions as promptly as possible. The expenses of the solicitation will be borne by the subadviser for each Buying Portfolio. Proxies will be solicited primarily through the mailing of the Combined Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of each Selling Portfolio or by employees or agents of

BIA and its affiliated companies. In addition, Computershare, 2950 Express Drive South, Suite 210, Islandia, NY 11749, has been engaged to assist in the solicitation of proxies, at an estimated cost of $97,929, plus expenses.

Shareholder Proposals. The Selling Portfolios do not hold annual meetings of shareholders. If a Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the secretary of the applicable trust at the address set forth on the cover of this Combined Prospectus/Proxy Statement so that they will be received by the trust in a reasonable period of time prior to that meeting.

Dissenters’ Right of Appraisal. Neither Contract Owners nor shareholders of the Selling Portfolios have appraisal or dissenters’ rights.

Other Business. The Board of each Selling Portfolio does not know of any matters to be presented at the Meeting other than the Reorganizations. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment. If the quorum required for the Meeting has not been met for any Selling Portfolio, the persons named as proxies may propose adjournment of the Meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the Meeting has been met, but sufficient votes in favor of one or more proposals are not received by the time scheduled for the Meeting, then the persons named as proxies may move for one or more adjournments of the Meeting as to one or more proposals to allow further solicitation of shareholders. For each Selling Portfolio, any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.

SECTION C — CAPITALIZATION, OWNERSHIP OF PORTFOLIO SHARES AND FINANCIAL HIGHLIGHTS

This section contains the following information about the Buying Portfolios and the Selling Portfolios (all information is shown for the most recently ended fiscal year unless otherwise noted):

Table	Content
C-1	Current and pro forma capitalization of each Selling Portfolio and each Buying Portfolio
C-2	Current and pro forma ownership of shares of each Selling Portfolio and each Buying Portfolio
C-3	Financial highlights of each Buying Portfolio

Each Portfolio’s Investment Manager and Distributor. Brighthouse Investment Advisers, LLC, One Financial Center, Boston, Massachusetts 02111, is the investment manager for each Portfolio. Brighthouse Securities, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, is the distributor for each Portfolio.

Capitalization of Selling Portfolios and Buying Portfolios

The following table shows the capitalization as of October 31, 2017 for each Selling Portfolio and, with respect to each corresponding Buying Portfolio, on a pro forma basis, assuming the proposed Reorganization had taken place as of that date. The pro forma combined net assets are determined by adding the net assets of the Selling Portfolio and the net assets of the corresponding Buying Portfolio. The pro forma combined shares outstanding are determined by dividing the net assets of the Selling Portfolio by the net asset value per share of the corresponding Buying Portfolio and adding the actual shares outstanding of the Buying Portfolio.

Table C-1. Current and Pro Forma Capitalization of each Selling Portfolio and each Buying Portfolio

Portfolio	Net assets	Net asset value per share	Shares outstanding*
Schroders Global Multi-Asset Portfolio II (Selling Portfolio)
Class B	$946,015,653	$12.63	74,878,594

Total	$946,015,653		74,878,594

Schroders Global Multi-Asset Portfolio (Current) (Buying Portfolio)**
Class B	$1,216,962,204	$12.58	96,734,751

Total	$1,216,962,204		96,734,751

Schroders Global Multi-Asset Portfolio (Pro Forma Combined)**
Class B	$2,162,977,857	$12.58	171,934,723

Total	$2,162,977,857		171,934,723

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio (Selling Portfolio)
Class B	$192,533,822	$11.69	16,468,457

Total	$192,533,822		16,468,457

JPMorgan Global Active Allocation Portfolio (Current) (Buying Portfolio)**
Class B	$2,095,289,704	$12.22	171,527,112

Total	$2,095,289,704		171,527,112

Portfolio	Net assets	Net asset value per share	Shares outstanding*
JPMorgan Global Active Allocation Portfolio (Current) (Pro Forma Combined)**
Class B	$2,287,823,526	$12.22	187,282,743

Total	$2,287,823,526		187,282,743

MFS Value Portfolio II (Selling Portfolio)
Class A	$308,352,613	$9.11	33,861,476
Class B	$255,554,849	$9.01	28,367,362
Class E	$48,460,537	$9.06	5,350,989

Total	$612,367,999		67,579,827

MFS Value Portfolio (Current) (Buying Portfolio)**
Class A	$2,425,567,622	$16.01	151,503,685
Class B	$827,910,777	$15.81	52,356,109
Class D	$14,812,166	$15.95	928,411
Class E	$67,900,916	$15.91	4,268,357

Total	$3,336,191,481		209,056,562

MFS Value Portfolio (Pro Forma Combined)**
Class A	$2,733,920,235	$16.01	170,763,686
Class B	$1,083,465,626	$15.81	68,520,236
Class D	$14,812,166	$15.95	928,411
Class E	$116,361,453	$15.91	7,314,273

Total	$3,948,559,480		247,526,606

*	Pro forma shares outstanding are calculated by dividing the net assets of the Selling Portfolio by the net asset value per share of the Buying Portfolio and adding the result to the number of shares of the Buying Portfolio currently outstanding.
**	Pro forma figures reflect the effect of estimated Reorganization costs.

Ownership of Selling Portfolio and Buying Portfolio Shares

The Insurance Companies have advised the Trusts that as of October 31, 2017 there were no persons owning Contracts which would entitle them to instruct the Insurance Companies with respect to more than 5% of the shares of any Selling Portfolio or Buying Portfolio, respectively.

As of October 31, 2017, all of the shares of each Portfolio are held of record by the Insurance Companies for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts. Shares of the Portfolios are not offered for direct purchase by the investing public. Because the Insurance Companies through their separate accounts own 100% of the shares of each Portfolio, they may be deemed to control (as that term is defined in the 1940 Act) the Portfolios. However, the Insurance Companies will vote the shares of each Selling Portfolio at the Meeting in accordance with timely voting instructions received from Contract Owners. This practice means that a small number of Contract Owners may determine the outcome of the vote, and limits the Insurance Companies’ influence over the outcome of the vote.

As of October 31, 2017, the officers and trustees of the Trusts, as a group, beneficially owned less than 1% of the outstanding shares of each Portfolio.

Financial Highlights of the Buying Portfolios

The financial highlights tables below are intended to help you understand the financial performance of each class of the Buying Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Buying Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the separate accounts or the Contracts that an investor in each Buying Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, except that the information shown for the six-month period ended June 30, 2017 is unaudited. The auditor is an independent registered public accounting firm, whose reports, along with the Buying Portfolio’s financial statements, are included in the Buying Portfolio’s annual report to shareholders. The independent registered public accounting firms’ reports and the Buying Portfolio’s financial statements are also incorporated by reference into the Merger SAI.

Consolidated Financial Highlights — Schroders Global Multi-Asset Portfolio

Selected per share data
	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013		2012(a)
Net Asset Value, Beginning of Period	$11.58		$11.27	$11.84	$11.57	$10.55		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.07		0.13 (c)	0.11	0.15	0.12		0.14
Net realized and unrealized gain (loss) on investments	0.76		0.50	(0.20)	0.71	0.94		0.67

Total from investment operations	0.83		0.63	(0.09)	0.86	1.06		0.81

Less Distributions
Distributions from net investment income	(0.10)		(0.16)	(0.12)	(0.16)	(0.00	) (d)	(0.08)
Distributions from net realized capital gains	(0.24)		(0.16)	(0.36)	(0.43)	(0.04)		(0.18)

Total distributions	(0.34)		(0.32)	(0.48)	(0.59)	(0.04)		(0.26)

Net Asset Value, End of Period	$12.07		$11.58	$11.27	$11.84	$11.57		$10.55

Total Return (%) (e)	7.11	(f)	5.65	(0.88)	7.74	10.11	(g)	8.06	(f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	(h)	0.96	0.97	0.99	1.02		1.24	(h)
Net ratio of expenses to average net assets (%)	0.96	(h)	0.96	0.97	0.99	1.02	(i)	1.10	(h)(i)
Ratio of net investment income to average net assets (%)	1.12	(h)	1.17 (c)	0.89	1.30	1.10		1.96	(h)
Portfolio turnover rate (%)	56	(f)	106	78	85	94		132	(f)
Net assets, end of period (in millions)	$1,193.7		$1,151.0	$1,096.8	$956.4	$823.7		$335.3

Notes to Financial Highlights

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(d)	Distributions from net investment income were less than $0.01.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	In 2013, 0.09% of the Portfolio’s total return for Class B consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 10.02% for Class B.
(h)	Compute on an annualized basis
(i)	Includes the effects of expenses reimbursed by the Adviser

Consolidated Financial Highlights — JPMorgan Global Active Allocation Portfolio

Selected per share data
	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012(a)
Net Asset Value, Beginning of Period	$10.96		$11.07	$11.86	$11.58	$10.50	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.05		0.14 (c)	0.12	0.13	0.08	0.02
Net realized and unrealized gain (loss) on investments	0.81		0.18	(0.01)	0.66	1.07 (d)	0.58

Total from investment operations	0.86		0.32	0.11	0.79	1.15	0.60

Less Distributions
Distributions from net investment income	(0.30)		(0.24)	(0.33)	(0.14)	(0.01)	(0.04)
Distributions from net realized capital gains	0.00		(0.19)	(0.57)	(0.37)	(0.06)	(0.06)

Total distributions	(0.30)		(0.43)	(0.90)	(0.51)	(0.07)	(0.10)

Net Asset Value, End of Period	$11.52		$10.96	$11.07	$11.86	$11.58	$10.50

Total Return (%) (e)	7.86	(f)	2.90	0.89	6.98	10.99	6.02	(f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	(g)	1.02	1.03	1.05	1.08	1.32	(g)
Net ratio of expenses to average net assets (%) (h)	0.98	(g)	0.98	0.99	1.00	1.08	1.25	(g)
Ratio of net investment income to average net assets (%)	0.87	(g)	1.26 (c)	1.06	1.09	0.71	0.24	(g)
Portfolio turnover rate (%)	29	(f)	38	52	45	45	33	(f)
Net assets, end of period (in millions)	$1,998.4		$1,936.8	$1,844.6	$1,648.6	$1,360.2	$486.2

Notes to Financial Highlights

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(d)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Consolidated Statement of Operations due to the timing of purchases and sales of Portfolio shares in relation to fluctuating market values during the period.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.
(h)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

Financial Highlights—MFS Value Portfolio

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.31		$15.09	$18.38	$17.75	$13.80	$12.23

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.34 (b)	0.31	0.43	0.30	0.29
Net realized and unrealized gain (loss) on investments	1.28		1.68	(0.23)	1.36	4.46	1.72

Total from investment operations	1.42		2.02	0.08	1.79	4.76	2.01

Less Distributions
Distributions from net investment income	(0.34)		(0.36)	(0.50)	(0.31)	(0.30)	(0.26)
Distributions from net realized capital gains	(0.99)		(1.44)	(2.87)	(0.85)	(0.51)	(0.18)

Total distributions	(1.33)		(1.80)	(3.37)	(1.16)	(0.81)	(0.44)

Net Asset Value, End of Period	$15.40		$15.31	$15.09	$18.38	$17.75	$13.80

Total Return (%) (c)	9.27	(d)	14.39	(0.15)	10.81	35.73	16.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(e)	0.72	0.72	0.72	0.72	0.73
Net ratio of expenses to average net assets (%) (f)	0.58	(e)	0.58	0.58	0.58	0.58	0.60
Ratio of net investment income to average net assets (%)	1.77	(e)	2.25 (b)	1.87	2.49	1.92	2.21
Portfolio turnover rate (%)	7	(d)	14	12	12	17	16
Net assets, end of period (in millions)	$2,395.3		$2,222.2	$2,218.1	$2,493.9	$3,074.8	$2,363.0

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.14		$14.94	$18.22	$17.61	$13.70	$12.15

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.30 (b)	0.27	0.37	0.27	0.26
Net realized and unrealized gain (loss) on investments	1.25		1.66	(0.23)	1.36	4.41	1.70

Total from investment operations	1.37		1.96	0.04	1.73	4.68	1.96

Less Distributions
Distributions from net investment income	(0.30)		(0.32)	(0.45)	(0.27)	(0.26)	(0.23)
Distributions from net realized capital gains	(0.99)		(1.44)	(2.87)	(0.85)	(0.51)	(0.18)

Total distributions	(1.29)		(1.76)	(3.32)	(1.12)	(0.77)	(0.41)

Net Asset Value, End of Period	$15.22		$15.14	$14.94	$18.22	$17.61	$13.70

Total Return (%) (c)	9.05	(d)	14.10	(0.36)	10.56	35.38	16.32

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(e)	0.97	0.97	0.97	0.97	0.98
Net ratio of expenses to average net assets (%) (f)	0.83	(e)	0.83	0.83	0.83	0.83	0.85
Ratio of net investment income to average net assets (%)	1.52	(e)	2.01 (b)	1.62	2.16	1.68	1.96
Portfolio turnover rate (%)	7	(d)	14	12	12	17	16
Net assets, end of period (in millions)	$830.2		$804.2	$739.3	$798.0	$795.9	$250.2

	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.22		$15.01	$18.29	$17.67	$13.73	$12.18

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.31 (b)	0.29	0.40	0.28	0.27
Net realized and unrealized gain (loss) on investments	1.26		1.67	(0.23)	1.35	4.45	1.70

Total from investment operations	1.39		1.98	0.06	1.75	4.73	1.97

Less Distributions
Distributions from net investment income	(0.31)		(0.33)	(0.47)	(0.28)	(0.28)	(0.24)
Distributions from net realized capital gains	(0.99)		(1.44)	(2.87)	(0.85)	(0.51)	(0.18)

Total distributions	(1.30)		(1.77)	(3.34)	(1.13)	(0.79)	(0.42)

Net Asset Value, End of Period	$15.31		$15.22	$15.01	$18.29	$17.67	$13.73

Total Return (%) (c)	9.17	(d)	14.20	(0.27)	10.63	35.63	16.39
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(e)	0.87	0.87	0.87	0.87	0.88
Net ratio of expenses to average net assets (%) (f)	0.73	(e)	0.73	0.73	0.73	0.73	0.75
Ratio of net investment income to average net assets (%)	1.62	(e)	2.10 (b)	1.72	2.28	1.81	2.05
Portfolio turnover rate (%)	7	(d)	14	12	12	17	16
Net assets, end of period (in millions)	$68.4		$66.9	$66.0	$78.0	$83.5	$57.0

Notes to Financial Highlights

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.

(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	Periods less than one year are not computed on an annualized basis.

(e)	Computed on an annualized basis.

(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

Exhibit A

ADDITIONAL INFORMATION APPLICABLE TO THE BUYING PORTFOLIOS

Below is information regarding the Buying Portfolios. All references to a Portfolio or the Portfolios in this Exhibit A refer to a Buying Portfolio or the Buying Portfolios, respectively, unless otherwise noted. References to a Subadviser or the Subadvisers refer to the Buying Portfolios’ subadvisers, as applicable, Schroder Investment Management North America Inc., J.P. Morgan Investment Management, Inc. and Massachusetts Financial Services Company.

UNDERSTANDING THE TRUST

Each of Brighthouse Funds Trust I and Brighthouse Funds Trust II (each a “Trust”) is an open-end management investment company that offers a selection of 45 and 30, respectively, managed investment portfolios or mutual funds. Please see the Portfolio Summary section of the applicable Portfolio’s Prospectus for specific information on a Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B, Class D and Class E shares of a Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

A Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. A Portfolio in this Combined Proxy Statement/Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Additional Information

Each Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolios’ investment adviser and subadviser(s), who provide services to the Portfolios. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

A Portfolio’s Prospectus provides information concerning Brighthouse Funds Trust I and Brighthouse Funds Trust II (each, a “Trust”), as applicable, and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of the Prospectus, the SAI, nor any contract that is an exhibit to a Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES

Investment Objectives

A Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolios have adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit a Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

Schroders Global Multi-Asset Portfolio and JPMorgan Global Active Allocation Portfolio:

The Portfolios’ Subadvisers, may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolios must meet redemptions or for other reasons.

MFS Value Portfolio:

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.

Cash Management Strategies

Although the Portfolios will generally invest substantially all of their assets in accordance with its investment objectives and principal investment strategies, a Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of a Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by a Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. A Portfolio’s investments in short-term cash equivalents, such as money market instruments, may be subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, a Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.

Additional Investment Strategies

In addition to its principal investment strategies, a Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Portfolio’s Prospectus. More detailed information regarding the various types of securities that a Portfolio may purchase as well as other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are discussed in the SAI.

Securities Lending (MFS Value Portfolio Only)

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Portfolio Turnover (Schroders Global Multi-Asset Portfolio and JPMorgan Global Active Allocation Portfolio)

A Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of a Portfolio’s portfolio turnover rate that is reported in a Portfolio’s Portfolio Summary. If these instruments were included in that calculation, the Portfolios would have a high portfolio turnover rate (typically in excess of 100%).

Impact of Purchases and Redemptions

A Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on a Portfolio and on other shareholders. For example, large purchases or redemptions of a Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause a Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect a Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including (in the case of MFS Value Portfolio) regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which might adversely affect a Portfolio’s performance.

Cybersecurity and Technology

The Insurance Companies, the Portfolios and their service providers, such as BIA, the Subadvisers, and the custodian and administrator to the Trusts, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Portfolio and its shareholders, despite the efforts of the Insurance Companies, a Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, a Portfolio, a Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, a Portfolio, a Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.

Cyber-attacks, disruptions, or failures that affect the Insurance Companies, a Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, a Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, a Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, a Portfolio and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, a Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cyber security incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.

Similar types of operational and technology risks are also present for issuers of securities or other instruments in which a Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. A Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.

Defensive Investment Strategies

Under adverse market or economic conditions, a Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

Schroders Global Multi-Asset Portfolio and JPMorgan Global Active Allocation Portfolio:

The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weightings of stocks, bonds, and cash indices (both domestic and foreign) from Bloomberg Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

MFS Value Portfolio:

The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

It is not possible to invest directly in an index.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

Each Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of each Trust, including the investment strategies of the Portfolios. The Trustees also review the management of a Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of a Trust is contained in the SAI.

The Adviser

BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolios. BIA is a wholly-owned subsidiary of Brighthouse Financial, Inc. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.1 billion as of December 31, 2016.

As compensation for its services to the Portfolios, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows:

Portfolio	% of Average Daily Net Assets
Schroders Global Multi-Asset Portfolio	0.680% First $100 million 0.660% Next $150 million 0.640% Next $500 million 0.620% Next $750 million 0.600% Over $1.5 billion

JPMorgan Global Active Allocation Portfolio	0.800% First $250 million 0.750% Next $250 million 0.720% Next $250 million 0.700% Over $750 million

MFS Value Portfolio[1]	0.750% First $250 million 0.700% Next $2.25 billion 0.675% Next $2.5 billion 0.650% Over $5 billion

[1]	If the Reorganization is approved, BIA has agreed to receive reduced monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.700% for the first $250 million of the Portfolio’s average daily net assets, 0.650% for the next $500 million, and 0.600% for amounts over $750 million.

For the year ended December 31, 2016, the Portfolios paid BIA an investment advisory fee as a percentage of the average daily net assets as follows:

Portfolio	Investment Advisory Fee
Schroders Global Multi-Asset Portfolio	0.64%
JPMorgan Global Active Allocation Portfolio	0.68%
MFS Value Portfolio	0.56%

A discussion regarding the basis of the decision of a Trust’s Board of Trustees to approve the management agreements with BIA and the investment advisory agreements with the Subadvisers is available in the Portfolio’s most recent annual report, which covers the period January 1, 2016 to December 31, 2016.

The Subadvisers

Under the terms of the agreement between each Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Subadviser follows the investment policies set by BIA and the Board of Trustees for the applicable Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the applicable Subadviser’s portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in each Portfolio. The wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”), of each of Schroders Global Multi-Asset Portfolio and JPMorgan Global Active Allocation Portfolio is also managed by the applicable Subadviser.

The Trusts and BIA have received an exemptive order from the SEC that permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, a Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolios may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.

BIA pays each Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolios are not responsible for the fees paid to the Subadviser. For the year ended December 31, 2016, BIA paid to the Subadviser an investment subadvisory fee as a percentage of the average daily net assets as follows:

Portfolio	Investment Advisory Fee
Schroders Global Multi-Asset Portfolio	0.34%
JPMorgan Global Active Allocation Portfolio	0.38%
MFS Value Portfolio	0.24%

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC., 7 Bryant Park, New York, NY 10018, serves as the Subadviser to Schroders Global Multi-Asset Portfolio, along with its affiliate, Schroder Investment Management North America Limited. Schroders, through its predecessors, has been an investment manager since 1962, and serves as investment adviser to mutual funds and a broad range of institutional investors. Schroders plc, Schroders’ ultimate parent, is a global asset management company with approximately $490.7 billion under management as of December 31, 2016.

The following individuals are responsible for managing the Schroders Global Multi-Asset Portfolio:

Johanna Kyrklund is the Head of Multi-Asset Investments. She has been responsible for the Portfolio since its inception in 2012 and has been with Schroders since 2007. She is a member of the Global Asset Allocation Committee, and is responsible for investment on behalf of North American, U.K. and European Multi-Asset clients.

Michael Hodgson is the Head of Structuring. He has been responsible for the Portfolio since its inception in 2012 and has been with Schroders since 2011. Prior to joining Schroders, he was at ABN AMRO Bank NV / Royal Bank of Scotland NV from 2004 to 2010 where he was Global Head of Equity Derivatives Structuring and Head of Fund Derivatives Trading and Structuring.

Philip Chandler is a Multi-Asset Portfolio Manager. He has been responsible for the Portfolio since its inception in 2012 and has been with Schroders since 2003. He is responsible for investment on behalf of North American Multi-Asset clients.

Angus Sippe is a Multi-Asset Portfolio Manager. He has been responsible for the Portfolio since May 2017 and has been with Schroders since 2009. He is a member of the Inflation, Duration and Equity risk premia research teams. He is responsible for investment on behalf of North American Multi-Asset clients.

J.P. MORGAN INVESTMENT MANAGEMENT, INC., 270 Park Avenue, New York, New York 10017, is the Subadviser to JPMorgan Global Active Allocation Portfolio. As of December 31, 2016, JPMIM and its affiliates managed over $1.8 trillion in assets.

JPMorgan Global Active Allocation Portfolio is managed by JPMIM’s Multi-Asset Solutions. The members of the MAS team responsible for management and oversight of MFS Value Portfolio are Michael Feser, CFA, Managing Director; Jeffrey A. Geller, CFA, Managing Director; Grace Koo, Ph.D., Executive Director; Jonathan Cummings, CFA, Vice President; and Matthew Cummings, CFA, Associate. In their capacities as members of the portfolio management team, Mr. Feser, Mr. Geller, Ms. Koo, Mr. Jonathan Cummings and Mr. Matthew Cummings and the team of analysts manage the portfolio construction, investment strategy selection and tactical asset allocation processes for the Portfolio.

Mr. Feser, CFA, Managing Director, has been an employee of JPMIM since 1994. He has portfolio management duties for MAS. Mr. Feser is based in New York.

Mr. Geller, CFA, Managing Director, is CIO for the Americas of MAS and has been an employee of JPMIM since 2006.

Ms. Koo, Ph.D., Executive Director, has been an employee of JPMIM since 2007 and a member of MAS since 2011.

Mr. Jonathan Cummings, CFA, Vice President, has been an employee of JPMIM since 2005 and a member of MAS since 2007.

Mr. Matthew Cummings, CFA, Associate, has been an employee of JPMIM since 2008 and a member of MAS since 2013.

MASSACHUSETTS FINANCIAL SERVICES COMPANY, located at 111 Huntington Avenue, Boston, Massachusetts 02199, is the Subadviser to the MFS Value Portfolio. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $425 billion as of December 31, 2016. Nevin Chitkara and Steven Gorham, co-managers of the

Portfolio, have been jointly and primarily responsible for the day-to-day management of the Portfolio since January 7, 2008. Mr. Gorham was a manager of the Portfolio’s predecessor funds from 2002 until 2008. Mr. Chitkara was a manager of one of the Portfolio’s predecessor funds from 2006 to 2008.

Each portfolio manager is primarily responsible for the day-to-day management of the Portfolio. Mr. Chitkara is an Investment Officer of MFS and has been employed in the investment area of MFS since 1997. Mr. Gorham is an Investment Officer of MFS and has been employed in the investment area of MFS since 1992.

Distribution and Services Plan

Each Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the 1940 Act and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.

Under the distribution and services plan, the Class B, Class C, Class D, Class E, Class F and Class G shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class.

Under the distribution and services plan, Brighthouse Funds Trust I, on behalf of Schroders Global Multi-Asset Portfolio and JPMorgan Global Active Allocation Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolios allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares.

Under the distribution and services plan, Brighthouse Funds Trust II, on behalf of the MFS Value Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, Class D, Class E, Class F and Class G shares of the average daily net assets of the MFS Value Portfolio allocated, as applicable, to Class B, Class D, Class E, Class F and Class G shares as payment for services rendered in connection with the distribution of the shares of the MFS Value Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares.

The Portfolios may not offer shares of each class. Please see the “Portfolio Summary” section of the Prospectus of the applicable Portfolio to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of the Insurance Companies are the record owners of a Portfolio’s shares. Any reference to shareholders of a Portfolio in a Portfolio’s Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.

The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the SEC nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Combined Proxy Statement/Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of a Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolios ends on December 31 of each year. The applicable Trust will send to you, at least semiannually, reports which show the applicable Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

Each Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of a Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that a Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying the Portfolio’s Prospectus for more information.

Taxes

Each Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

Each Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.

Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in a Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. Each Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of each Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If a Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.

You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in a Portfolio. It is not intended as a substitute for careful tax planning. Your investment in a Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in a Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Sales and Purchases of Shares

Shares of each Trust are not sold directly to the public. Shares of each Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of each Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.

Purchase and Redemption of Shares

Brighthouse Securities, LLC places orders for the purchase or redemption of shares of a Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for a Portfolio. Each Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

Each Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for a Portfolio and could require BIA or the subadviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of each Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class D, Class E, Class F and Class G shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if BIA determines it is in the best interests of the Trust.

Disruptive Trading

Each Portfolio is designed for long-term investment. There are certain types of trading in shares of a Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.

Each Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, each Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

Each Trust requires that the Separate Accounts that invest in a Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of each Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of each Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, each Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of each Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.

If a Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of a Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. Each Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading

Each Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between each Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit a Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound a Trust’s difficulty in detecting and deterring such activities.

Risks Associated With Disruptive Trading Generally

While each Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.

Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that invest significantly in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If a Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before a Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, each Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, a Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.

Share Valuation and Pricing

Net Asset Value

The net asset value per share of each class of a Portfolio is determined as of the close of regular trading on each day that the New York Stock Exchange (“NYSE”) is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, a Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. A Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that a Portfolio’s assets are traded in other markets when the NYSE is closed, the value of a Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of a Portfolio’s assets may not occur when the Trust is open for business.

The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by a Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Each Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the applicable Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value a Portfolio’s securities. The specific methodologies used for a particular security may vary based on the market data available for a specific security at the time a Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. The Subsidiary investments will be priced daily and an NAV will be determined with respect to the Subsidiary each day. Each Portfolio will value its shares of the Subsidiary at this NAV.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, each Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to each Portfolio.

STATEMENT OF ADDITIONAL INFORMATION

[December 29], 2017

This Statement of Additional Information (the “SAI”) relates to the following proposed reorganizations (the “Reorganizations”):

1.	Reorganization of Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio), a series of Brighthouse Funds Trust I (a “Selling Portfolio”) into Schroders Global Multi-Asset Portfolio, a series of Brighthouse Funds Trust I (a “Buying Portfolio”).

2.	Reorganization of Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, a series of Brighthouse Funds Trust I (a “Selling Portfolio”) into JPMorgan Global Active Allocation Portfolio, a series of Brighthouse Funds Trust I (a “Buying Portfolio”).

3.	Reorganization of MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio), a series of Brighthouse Funds Trust II (a “Selling Portfolio”) into MFS Value Portfolio, a series of Brighthouse Funds Trust II (a “Buying Portfolio”).

This SAI contains information which may be of interest to shareholders of the Selling Portfolios but which is not included in the combined proxy statement/prospectus dated [December 29], 2017 (the “Combined Proxy Statement/Prospectus”) which relates to the Reorganizations. As described in the Combined Proxy Statement/Prospectus, the Reorganizations would involve the transfer of all the assets of each Selling Portfolio to the corresponding Buying Portfolio in exchange for shares of the Buying Portfolio and the assumption by the corresponding Buying Portfolio of all the liabilities of the Selling Portfolio. Each Selling Portfolio would distribute the Buying Portfolio shares it receives to its shareholders in complete liquidation of each Selling Portfolio.

This SAI is not a prospectus and should be read in conjunction with the Combined Proxy Statement/Prospectus. The Combined Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (the “SEC”) and is available upon request and without charge by writing to the Buying Portfolios at c/o Brighthouse Investment Advisers, LLC (“BIA”), One Financial Center, Boston, Massachusetts 02111, or by calling 800-638-7732.

Financial Statements	1
Independent Registered Public Accounting Firm	1
Additional Information About Each Buying Portfolio	1
Appendix A – Pro forma financial statements of Schroders Global Multi-Asset Portfolio, JPMorgan Global Active Allocation Portfolio and MFS Value Portfolio	A-1
Appendix B – Statement of Additional Information of Schroders Global Multi-Asset Portfolio, JPMorgan Global Active Allocation Portfolio and MFS Value Portfolio	B-1

-i-

FINANCIAL STATEMENTS

Pro forma financial statements of the Buying Portfolios for the Reorganizations are attached hereto as Appendix A.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the independent registered public accounting firm for each Buying Portfolio, audits each Buying Portfolio’s financial statements and provides other audit, tax, and related services.

The Report of Independent Registered Public Accounting Firm, financial highlights and audited financial statements for each Buying Portfolio’s fiscal year ended December 31, 2016 included in each Buying Portfolio’s Annual Report to Shareholders, and the unaudited financial highlights and unaudited financial statements for the six months ended June 30, 2017 included in each Buying Portfolio’s Semiannual Report to Shareholders, are incorporated by reference into this SAI. The audited financial statements included in each Buying Portfolio’s Annual Report to Shareholders and incorporated by reference into this SAI have been so included and incorporated in reliance upon the reports of Deloitte & Touche LLP, given on their authority as experts in auditing and accounting.

The audited financial statements for each Selling Portfolio’s fiscal year ended December 31, 2016 included in each Selling Portfolio’s Annual Report to Shareholders and incorporated by reference into the Combined Proxy Statement/Prospectus have been so included and incorporated in reliance upon the reports of Deloitte & Touche LLP, given on their authority as experts in auditing and accounting.

ADDITIONAL INFORMATION ABOUT EACH BUYING PORTFOLIO

Attached hereto as Appendix B is the Statement of Additional Information of Schroders Global Multi-Asset Portfolio, JPMorgan Global Active Allocation Portfolio and MFS Value Portfolio dated May 1, 2017, as amended June 9, 2017.

Appendix A – Pro forma financial statements of Schroders Global Multi-Asset Portfolio, JPMorgan Global Active Allocation Portfolio and MFS Value Portfolio

NARRATIVE DESCRIPTION OF THE PRO FORMA EFFECTS OF THE REORGANIZATIONS

The unaudited pro forma information set forth below for the twelve months ended June 30, 2017 is intended to present supplemental data as if the Reorganizations of the Selling Portfolios into the corresponding Buying Portfolios, as noted in Table 1 below, had occurred as of the beginning of the period. No Reorganization is contingent upon any other Reorganization. Information has not be presented for the Reorganization involving Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, which had net assets of less than 10% of the net assets of the corresponding Buying Portfolio (JPMorgan Global Active Allocation Portfolio) as of October 31, 2017.

Table 1 – Reorganizations

Selling Portfolio	Buying Portfolio	Period Ended
Schroders Global Multi-Asset Portfolio II	Schroders Global Multi-Asset Portfolio	06/30/2017
MFS Value Portfolio II	MFS Value Portfolio	06/30/2017

Basis of Combination

In November 2017, the Board of Trustees of the Selling Portfolios approved an Agreement and Plan of Reorganization pursuant to which, subject to shareholder approval, each Selling Portfolio will transfer all of its assets to the corresponding Buying Portfolio in exchange for shares of the corresponding Buying Portfolio (“Reorganization Shares”) and each Buying Portfolio will assume all of the liabilities of the corresponding Selling Portfolio. Shareholders of the Selling Portfolios will receive the class of Reorganization Shares indicated in Table 2 below.

Each Buying Portfolio will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Portfolio, less the liabilities it assumes from the corresponding Selling Portfolio. All Reorganization Shares delivered to the Selling Portfolios will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the Reorganization Shares received by each Selling Portfolio attributable to each class thereof will be distributed pro rata to the shareholders of such class of the Selling Portfolio in proportion to their holdings of shares of the Selling Portfolio.

Table 2 – Reorganization Shares

Selling Portfolio Share Class		Reorganization Share Class
Class A	g	Class A
Class B	g	Class B
Class E	g	Class E

The pro forma information provided herein should be read in conjunction with the audited financial statements of each Portfolio included in its most recent Annual Report to Shareholders and the unaudited financial statements of each Portfolio included in its most recent Semiannual Report to Shareholders, in each case dated as indicated in Table 3 below.

A-1

Table 3 – Shareholder Report Dates

Portfolio	Annual Report	Semiannual Report
Schroders Global Multi-Asset Portfolio II (Selling Portfolio)	12/31/2016	6/30/2017
Schroders Global Multi-Asset Portfolio (Buying Portfolio)	12/31/2016	6/30/2017
MFS Value Portfolio II (Selling Portfolio)	12/31/2016	6/30/2017
MFS Value Portfolio (Buying Portfolio)	12/31/2016	6/30/2017

Table 4 below presents, as of the date indicated, the net assets of each Selling Portfolio and Buying Portfolio.

Table 4 – Selling Portfolios and Buying Portfolios Net Assets

Portfolio	Net Assets	As-Of Date
Schroders Global Multi-Asset Portfolio II (Selling Portfolio)	$888,169,789	6/30/2017
Schroders Global Multi-Asset Portfolio (Buying Portfolio)	$1,193,691,377	6/30/2017
MFS Value Portfolio II (Selling Portfolio)	$923,916,200	6/30/2017
MFS Value Portfolio (Buying Portfolio)	$3,308,707,609	6/30/2017

Table 5 presents the net assets of each Buying Portfolio assuming the indicated Reorganization occurred on June 30, 2017, and, on a pro forma basis, the estimated relative increases or decreases in combined operating expenses that would have been incurred during the twelve months ended on that date. The pro forma increases and decreases represent the differences between (i) the combined expenses actually charged to the Buying Portfolio and the Selling Portfolio during the twelve months ended June 30, 2017 and (ii) the expenses that would have been charged to the combined assets of the Buying Portfolio and Selling Portfolio if the Reorganization had occurred at the beginning of that period.

The unaudited pro forma information set forth in Table 5 below reflects adjustments made to expenses for differences in contractual rates, duplicate services and other services that would not have occurred if the Reorganizations had taken place on the first day of the period described in Table 1 above. The pro forma information has been derived from the books and records of each Portfolio utilized in calculating the Portfolio’s daily net asset value and prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. Actual results could differ from those estimates.

Table 5 – Combined Portfolio Net Assets and Pro Forma Increases or Decreases in Expenses

Proposal 1 – Schroders Global Multi-Asset Portfolio II into Schroders Global Multi-Asset Portfolio	Annual Operating Expense Ratio
Combined Portfolio Net Assets as of the Date Indicated in Table 4	$2,081,861,166

Increase (Decrease)
Management fees	$1,336,941
Custodian fees[1]	($648)
Professional fees[1]	($73,159)
Reports to shareholders[1]	$0
Other[1]	($63,885)
Waiver and/or reimbursement of fund expenses[2]	$520,484

A-2

Proposal 3 - MFS Value Portfolio II into MFS Value Portfolio	Annual Operating Expense Ratio
Combined Portfolio Net Assets as of the Date Indicated in Table 4	$4,232,623,809

Increase (Decrease)
Management fees	($3,059,775)
Custodian fees[1]	($13,030)
Professional fees[1]	($80,073)
Reports to shareholders[1]	$0
Other[1]	($70,092)
Waiver and/or reimbursement of fund expenses[2]	$1,202,223

[1]	Adjustment reflects the elimination of duplicate services.
[2]	Adjustment reflects the aggregate increase (decrease) in fee waivers by BIA, reflecting BIA’s agreement to waive a portion of its management fee to reflect a portion of the savings from the difference between the subadvisory fee payable by BIA to the Buying Portfolio’s current subadviser and the subadvisory fee previously payable by BIA to the Selling Portfolio’s prior subadviser.

Pursuant to an Investment Advisory Agreement with BIA, each Portfolio pays an investment advisory fee to BIA based on the average daily net assets of the Portfolio, at the annual rates shown in Table 6 below.

Table 6 – Investment Advisory Fees

Portfolio	Assets	Annual Rate at Each Asset Level (Current)	Assets	Annual Rate at Each Asset Level (Buying Portfolio - Proposed)
Schroders Global Multi-Asset Portfolio (Buying Portfolio)	First $100 million	0.680%	First $100 million	0.680%
	Next $150 million	0.660%	Next $150 million	0.660%
	Next $500 million	0.640%	Next $500 million	0.640%
	Next $750 million	0.620%	Next $750 million	0.620%
	Over $1.5 billion	0.600%	Over $1.5 billion	0.600%

Schroders Global Multi-Asset Portfolio II (Selling Portfolio)	All Assets	0.450%	All Assets	N/A

MFS Value Portfolio (Buying Portfolio)[1]	First $250 million	0.750%	First $250 million	0.700%
	Next $2.25 billion	0.700%	Next $500 million	0.650%
	Next $2.5 billion	0.675%	Over $750 million	0.600%
	Over $5 billion	0.650%

MFS Value Portfolio II (Selling Portfolio)	First $250 million	0.700%	N/A	N/A
	Next $500 million	0.650%
	Over $750 million	0.600%

[1]	If the Reorganization is approved, BIA has agreed to receive reduced monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.700% for the first $250 million of the Portfolio’s average daily net assets, 0.650% for the next $500 million, and 0.600% for amounts over $750 million.

State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts 02111, provides administrative services to each Portfolio. Metropolitan Life Insurance Company, located at One

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Financial Center, Boston, Massachusetts 02111, is the transfer agent for each Portfolio. Brighthouse Securities, located at LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, an affiliate of BIA, is the distributor for each Portfolio.

No significant accounting policies will change as the result of the proposed Reorganizations. Following the Reorganizations, the Buying Portfolios will be the accounting survivors. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the surviving Portfolios and the results of operations for pre-Reorganization periods will not be restated.

BIA anticipates that portfolio holdings of the Selling Portfolios that are not held by the Buying Portfolios, which represented approximately 100% and 70% of the net assets of Schroders Global Multi-Asset Portfolio II and MFS Value Portfolio II, respectively, as of June 30, 2017, would have been sold if the Reorganizations had occurred at the beginning of the twelve month period ended June 30, 2017, and that the Buying Portfolios would have invested the proceeds of such sales in the securities then held by the Buying Portfolios, and in the same proportions. However, because the subadviser of each Buying Portfolio has assumed management of each corresponding Selling Portfolio, the portfolio holdings of the Selling Portfolios that were not held by the Buying Portfolios have been sold, and the proceeds of such sales invested in the securities held by the Buying Portfolios. Accordingly, BIA anticipates that the portfolio holdings of the Selling Portfolios and the Buying Portfolios will be substantially identical on the closing date of the Reorganizations.

The costs of each Reorganization (exclusive of any brokerage commissions or other transaction costs associated with any portfolio realignment) are expected to be borne by the applicable Buying Portfolio’s subadviser. However, BIA does not anticipate any portfolio realignment in connection with the Reorganizations because the securities held by each Selling Portfolio currently conform to the investment objective and investment strategies of the corresponding Buying Portfolio or will do so before each Reorganization is consummated. BIA expects that, subsequent to the Reorganizations, there may be some portfolio turnover in the ordinary course, but that the Reorganizations are not expected to result in any increase in a Buying Portfolio’s portfolio turnover rate, relative to its historical portfolio turnover rates.

Federal Income Taxes

Please see “Tax Status of the Reorganizations” in the Combined Proxy Statement/Prospectus for a discussion of the tax effects of each Reorganization.

It is each Buying Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to partnerships and regulated investment companies, as applicable. The Buying Portfolio that is a regulated investment company intends to continue to qualify as a regulated investment company after the applicable Reorganization and to distribute all of its investment company taxable income to shareholders each taxable year. Each Buying Portfolio that is a partnership does not expect to make regular distributions.

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Appendix B – Statement of Additional Information of Schroders Global Multi-Asset Portfolio, JPMorgan Global Active Allocation Portfolio and MFS Value Portfolio

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Statement of Additional Information

May 1, 2017

As Amended June 9, 2017

BRIGHTHOUSE FUNDS TRUST I (formerly, Met Investors Series Trust)

AB Global Dynamic Allocation Portfolio

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

American Funds® Balanced Allocation Portfolio

American Funds® Growth Allocation Portfolio

American Funds® Growth Portfolio

American Funds® Moderate Allocation Portfolio

AQR Global Risk Balanced Portfolio

BlackRock Global Tactical Strategies Portfolio

BlackRock High Yield Portfolio

Brighthouse/Aberdeen Emerging Markets Equity Portfolio (formerly, Met/Aberdeen Emerging Markets Equity Portfolio)

Brighthouse/Artisan International Portfolio (formerly, Met/Artisan International Portfolio)

Brighthouse/Eaton Vance Floating Rate Portfolio (formerly, Met/Eaton Vance Floating Rate Portfolio)

Brighthouse/Franklin Low Duration Total Return Portfolio (formerly, Met/Franklin Low Duration Total Return Portfolio)

Brighthouse/Templeton International Bond Portfolio (formerly, Met/Templeton International Bond Portfolio)

Brighthouse/Wellington Large Cap Research Portfolio (formerly, Met/Wellington Large Cap Research Portfolio)

Brighthouse Asset Allocation 100 Portfolio (formerly, MetLife Asset Allocation 100 Portfolio)

Brighthouse Balanced Plus Portfolio (formerly, MetLife Balanced Plus Portfolio)

Brighthouse Small Cap Value Portfolio (formerly, MetLife Small Cap Value Portfolio)

Clarion Global Real Estate Portfolio

ClearBridge Aggressive Growth Portfolio

Harris Oakmark International Portfolio

Invesco Balanced-Risk Allocation Portfolio

Invesco Comstock Portfolio

Invesco Mid Cap Value Portfolio

Invesco Small Cap Growth Portfolio

JPMorgan Core Bond Portfolio

JPMorgan Global Active Allocation Portfolio

JPMorgan Small Cap Value Portfolio

Loomis Sayles Global Markets Portfolio

MetLife Multi-Index Targeted Risk Portfolio

MFS® Research International Portfolio

Morgan Stanley Mid Cap Growth Portfolio

Oppenheimer Global Equity Portfolio

PanAgora Global Diversified Risk Portfolio

PIMCO Inflation Protected Bond Portfolio

PIMCO Total Return Portfolio

Pyramis® Government Income Portfolio

Pyramis® Managed Risk Portfolio

Schroders Global Multi-Asset Portfolio

SSGA Growth and Income ETF Portfolio

SSGA Growth ETF Portfolio

TCW Core Fixed Income Portfolio

T. Rowe Price Large Cap Value Portfolio

T. Rowe Price Mid Cap Growth Portfolio

Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio)

BRIGHTHOUSE FUNDS TRUST II (formerly, Metropolitan Series Fund)

Baillie Gifford International Stock Portfolio

BlackRock Bond Income Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Large Cap Value Portfolio

BlackRock Ultra-Short Term Bond Portfolio

Brighthouse/Artisan Mid Cap Value Portfolio (formerly, Met/Artisan Mid Cap Value Portfolio)

Brighthouse/Dimensional International Small Company Portfolio (formerly, Met/Dimensional International Small Company Portfolio)

Brighthouse/Wellington Balanced Portfolio (formerly, Met/Wellington Balanced Portfolio)

Brighthouse/Wellington Core Equity Opportunities Portfolio (formerly, Met/Wellington Core Equity Opportunities Portfolio)

Brighthouse Asset Allocation 20 Portfolio (formerly, MetLife Asset Allocation 20 Portfolio)

Brighthouse Asset Allocation 40 Portfolio (formerly, MetLife Asset Allocation 40 Portfolio)

Brighthouse Asset Allocation 60 Portfolio (formerly, MetLife Asset Allocation 60 Portfolio)

Brighthouse Asset Allocation 80 Portfolio (formerly, MetLife Asset Allocation 80 Portfolio)

Frontier Mid Cap Growth Portfolio

Jennison Growth Portfolio

Loomis Sayles Small Cap Core Portfolio

Loomis Sayles Small Cap Growth Portfolio

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

MetLife Mid Cap Stock Index Portfolio

MetLife MSCI EAFE® Index Portfolio (formerly MSCI EAFE® Index Portfolio)

MetLife Russell 2000® Index Portfolio (formerly, Russell 2000® Index Portfolio)

MetLife Stock Index Portfolio

MFS® Total Return Portfolio

MFS® Value Portfolio

Neuberger Berman Genesis Portfolio

T. Rowe Price Large Cap Growth Portfolio

T. Rowe Price Small Cap Growth Portfolio

VanEck Global Natural Resources Portfolio

Western Asset Management Strategic Bond Opportunities Portfolio

Western Asset Management U.S. Government Portfolio

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares of 45 investment portfolios of Brighthouse Funds Trust I (formerly, Met Investors Series Trust) (“Trust I” and the “Trust I Portfolios”), and 30 investment portfolios of Brighthouse Funds Trust II (formerly, Metropolitan Series Fund) (“Trust II” and the “Trust II Portfolios”), each an open-end management investment company. Collectively, the Trust I Portfolios and the Trust II Portfolios are referred to as the “Portfolios” and, individually, as a “Portfolio.” Collectively, Trust I and Trust II are referred to as the “Trusts.” This SAI is not a prospectus and should be read in conjunction with the Summary Prospectuses and the Prospectuses dated May 1, 2017, for, as applicable, the Class A, Class B, Class C, Class D, Class E, Class F and Class G shares of the Portfolios listed above.1 The Summary Prospectuses and Prospectuses for the Trust I Portfolios may be obtained by writing to Trust I at: Brighthouse Funds Trust I, One Financial Center, Boston, Massachusetts 02111, or by calling 800-638-7732. The Summary Prospectuses and the Prospectuses for the Trust II Portfolios may be obtained by writing to Trust II at: Brighthouse Funds Trust II, One Financial Center, Boston, Massachusetts 02111, or by calling 800-638-7732.

The audited financial statements described in “Financial Statements” herein for the periods ended December 31, 2016, including the financial highlights, appearing in each Trust’s Annual Reports to Shareholders, filed electronically with the Securities and Exchange Commission (“SEC”) are incorporated by reference and made part of this document. Trust I Annual Reports relating to the Trust I Portfolios were filed on March 6, 2017 (File No. 811-10183) (Accession No. 0001193125-17-070012) and Trust II Annual Reports relating to the Trust II Portfolios were filed on March 6, 2017 (File No. 811-03618) (Accession No. 0001193125-17-070005).

No person has been authorized to give any information or to make any representation not contained in this SAI, in the Summary Prospectuses or in the Prospectuses and, if given or made, such information or representation must not be relied upon as having been authorized. This SAI does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

Unless otherwise defined herein, capitalized terms have the meanings given to them in each Summary Prospectus and Prospectus.

[1]	Only certain of the Trust II Portfolios currently offer Class D, Class F, and Class G shares. Only certain of the Trust I Portfolios currently offer Class C shares.

INVESTMENT POLICIES

The investment objective(s) and principal investment strategies of each Portfolio are set forth in such Portfolio’s Prospectus and Summary Prospectus. There can be no assurance that a Portfolio will achieve its investment objective(s). Moreover, the value of your investment in a Portfolio may decrease if judgments by the Portfolio’s investment adviser or subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector, or about market movements, are incorrect. The information that follows sets out the investment policies of certain of the Portfolios. For more information about the investment policies of each Portfolio, see below under “Investment Restrictions” and “Investment Strategies and Risks” and the relevant Prospectus.

Except as otherwise indicated, each Portfolio’s investment objective(s) and policies set forth in such Portfolio’s Prospectus and this SAI are not fundamental and may be changed without shareholder approval. For purposes of a Portfolio’s policy to invest at least 80% of its net assets in certain investments, net assets include the amount of any borrowings for investment purposes.

American Funds® Balanced Allocation Portfolio, American Funds® Growth Allocation Portfolio and American Funds® Moderate Allocation Portfolio

Each of American Funds® Balanced Allocation Portfolio, American Funds® Growth Allocation Portfolio and American Funds® Moderate Allocation Portfolio (each, an “American Allocation Portfolio” and, collectively, the “American Allocation Portfolios”) operates under a “fund of funds” structure, investing substantially all of its respective assets in funds of American Funds Insurance Series® (“AFIS”) and other funds within the American Fund family that are not part of AFIS (each, an “Underlying American Fund” and, collectively, the “Underlying American Funds”).

In addition to the fees directly associated with an American Allocation Portfolio, an investor in an American Allocation Portfolio will also indirectly bear the fees of the Underlying American Funds in which it invests. Each Underlying American Fund may have a different investment adviser who will use a separate set of investment strategies, exposing each Underlying American Fund to its own investment risks. For a list of the Underlying American Funds in which each American Allocation Portfolio may invest as of the date of this SAI, please see such Portfolio’s Prospectus.

Each American Allocation Portfolio invests in shares of the Underlying American Funds and its performance therefore is directly related to the ability of the Underlying American Funds to meet their respective investment objectives, as well as Brighthouse Investment Advisers, LLC’s (formerly MetLife Advisers, LLC) (“BIA” or the “Adviser”) allocation of each American Allocation Portfolio’s assets among the Underlying American Funds. Accordingly, each American Allocation Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Underlying American Funds in direct proportion to the amount of assets each American Allocation Portfolio allocates to the Underlying American Funds utilizing such strategies.

In addition to investments in shares of the Underlying American Funds, the American Allocation Portfolios may invest directly in U.S. Government securities, money market securities, and repurchase agreements.

American Funds® Growth Portfolio

American Funds® Growth Portfolio (the “Feeder Portfolio”) operates as a “feeder fund,” which means that it does not buy investment securities directly. Instead, the Feeder Portfolio invests in the Growth Fund, a series of AFIS (the “Master Fund”), which, in turn, purchases investment securities. The Feeder Portfolio has substantially the same investment objective and limitations as the Master Fund. The Feeder Portfolio purchases Class 1 shares of the Master Fund.

As a shareholder in the Master Fund, the Feeder Portfolio bears its proportionate share of the Master Fund’s expenses, including advisory and administration fees. The Feeder Portfolio may withdraw its entire investment from the Master Fund at any time the Adviser, subject to approval of Trust I’s Board of Trustees, decides it is in the best interest of the shareholders of the Feeder Portfolio to do so.

The Board of Trustees of the Master Fund formulates the general policies of the Master Fund and meets periodically to review the Master Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Master Fund.

The investment policies and restrictions of the Master Fund are described in the statement of additional information for the Master Fund.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE MASTER FUND IS DELIVERED TOGETHER WITH THIS STATEMENT OF ADDITIONAL INFORMATION.

Baillie Gifford International Stock Portfolio

Although the Portfolio will not normally invest in the securities of U.S. issuers, it may make such investments. The Portfolio may make significant investments in securities of emerging market issuers, and the percentage of the Portfolio invested in emerging market issuers may exceed, under normal circumstances, the percentage of the MSCI All Country World ex-U.S. Index (the “Index”) represented by emerging market issuers by up to 15 percentage points. For example, if securities of emerging market issuers represent 25% of the value of the Index, the Portfolio could, under normal circumstances, invest up to 40% of its total assets in securities of emerging market issuers.

BlackRock Bond Income Portfolio

The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions, and corporate commercial paper, which, at the time of purchase, are rated at least within the “A” major rating category by Standard & Poor’s Rating Services (“S&P”) or the “Prime” major rating category by Moody’s Investor Services, Inc. (“Moody’s”), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the “A” category by S&P or Moody’s.

Under normal market conditions, the Portfolio will not invest more than 10% of its assets in investment companies, including money market funds and exchange-traded funds (“ETFs”), including those managed by the Portfolio’s subadviser or its affiliates. To eliminate the duplication of advisory fees, BlackRock Advisors, LLC (“BlackRock”) has agreed to waive the subadvisory fee it receives for subadvising the Portfolio in an amount equal to any advisory fee it receives as a result of any investment the Portfolio makes in an investment company advised by BlackRock. In turn, the Adviser will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolio.

Securities Ratings Policies. When securities are rated by one or more Nationally Recognized Statistical Rating Organization (“NRSRO”), the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments that are split-rated; for example, rated investment grade by one NRSRO, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on BlackRock’s credit research.

BlackRock Capital Appreciation Portfolio and BlackRock Large Cap Value Portfolio

The Portfolios may invest in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).

The Portfolios may hold up to 100% of their assets in cash or high-quality debt securities for temporary defensive purposes. The types of high-quality instruments in which the Portfolios may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the “A” major rating category by S&P or the “Prime” major rating category by Moody’s, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the “A” category by S&P or Moody’s.

Under normal market conditions, the Portfolios will not invest more than 10% of their assets in both unaffiliated investment companies, including money market funds and ETFs, and those managed by the Portfolios’ subadviser or its affiliates. To eliminate the duplication of advisory fees, BlackRock has agreed to waive the subadvisory fee it receives for subadvising the Portfolios in an amount equal to any advisory fee it receives as a result of any investment the Portfolios make in an investment company advised by BlackRock. In turn, the Adviser will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolios.

Securities Ratings Policies. When securities are rated by one or more NRSROs, the Portfolios use these ratings to determine credit quality. The Portfolios may invest in debt instruments that are split rated; for example, rated investment grade by one NRSRO, but lower than investment grade by the other. Where an investment is split rated, the Portfolios may invest on the basis of the higher rating. Also, the Portfolios may invest in debt securities that are unrated. If a security is unrated, the Portfolios may assign it to a given category based on BlackRock’s credit research.

BlackRock Global Tactical Strategies Portfolio

The Portfolio operates under a “fund of funds” structure, investing a substantial portion of its assets in ETFs (“Underlying ETFs”). In addition to the fees directly associated with the Portfolio, an investor in the Portfolio will also indirectly bear the fees of the Underlying ETFs in which the Portfolio invests. For additional information about the Underlying ETFs, please see their respective summary prospectuses, prospectuses, and statements of additional information.

The Portfolio invests in shares of the Underlying ETFs and its performance, therefore, is directly related to the ability of the Underlying ETFs to meet their respective investment objectives, as well as the Portfolio’s subadviser’s allocation among the Underlying ETFs. Accordingly, the Portfolio’s investment performance will be influenced by the investment strategies of and risk associated with the Underlying ETFs.

Information regarding the Portfolio’s investments is based on a look-through of the Underlying ETFs held by the Portfolio. The Portfolio may also invest in equity and fixed income futures and other derivatives.

BlackRock High Yield Portfolio

Under normal market conditions, the Portfolio will not invest more than 10% of its assets in both unaffiliated investment companies, including money market funds and ETFs, and those managed by the Portfolio’s subadviser or its affiliates. To eliminate the duplication of advisory fees, BlackRock has agreed to waive the subadvisory fee it receives for subadvising the Portfolio in an amount equal to any advisory fee it receives as a result of any investment the Portfolio makes in an investment company advised by BlackRock. In turn, the Adviser will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolio.

BlackRock Ultra-Short Term Bond Portfolio

In determining how much of the Portfolio’s investments are in a given industry, securities issued by foreign governments are excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. “Asset-backed mortgages” include private pools of nongovernment-backed mortgages.

The Portfolio will invest no less than 20% of its net assets in weekly liquid assets.

In seeking to provide a high level of current income consistent with preservation of capital, the Portfolio may not necessarily invest in short-term fixed-income securities paying the highest available yield at a particular time. The Portfolio, consistent with its investment objective, attempts to maximize income by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic conditions and trends. The Portfolio may also invest to take advantage of what are believed to be temporary disparities in the yields of different segments of the high grade ultra-short term bond market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Portfolio, may result in frequent changes in the Portfolio’s investment portfolio. The value of the securities in the Portfolio’s investment portfolio can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Portfolio could require the sale of portfolio investments at a time when a sale might not be desirable, resulting in a decline in the value of a shareholder’s investment in the Portfolio.

Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio, Brighthouse Asset Allocation 80 Portfolio, and Brighthouse Asset Allocation 100 Portfolio

Each of Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio, and Brighthouse Asset Allocation 80 Portfolio (each, a “Trust II Allocation Portfolio” and, collectively, the “Trust II Allocation Portfolios”), as well as Brighthouse Asset Allocation 100 Portfolio (the “Trust I Allocation Portfolio”) operate under a “fund of funds” structure, investing substantially all of their respective assets in other mutual funds advised by the Adviser (each, a “Brighthouse Underlying Portfolio” and, collectively, the “Brighthouse Underlying Portfolios”). Each Trust II Allocation Portfolio and the Trust I Allocation Portfolio are referred to individually as an “Allocation Portfolio” and collectively as the “Allocation Portfolios.”

In addition to the fees directly associated with an Allocation Portfolio, an investor in an Allocation Portfolio will also indirectly bear the fees of the Brighthouse Underlying Portfolios in which the Allocation Portfolio invests. Each Brighthouse Underlying Portfolio may have a different subadviser who will use a separate set of investment strategies, exposing each Brighthouse Underlying Portfolio to its own investment risks. For a list of the Brighthouse Underlying Portfolios in which each Allocation Portfolio may invest as of the date of this SAI, please see such Portfolio’s Prospectus. For more information about the investment strategies of the respective Brighthouse Underlying Portfolios, and the risks associated with those strategies, please refer to the Brighthouse Underlying Portfolios’ Prospectuses and to any information in this SAI relating to the particular Brighthouse Underlying Portfolio.

Each Allocation Portfolio invests in shares of the Brighthouse Underlying Portfolios and its performance therefore is directly related to the ability of the Brighthouse Underlying Portfolios to meet their respective investment objectives, as well as the Adviser’s allocation of the Allocation Portfolio’s assets among the Brighthouse Underlying Portfolios. Accordingly, each Allocation Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Brighthouse Underlying Portfolios in direct proportion to the amount of assets each Allocation Portfolio allocates to the Brighthouse Underlying Portfolios utilizing such strategies.

In addition to investments in shares of the Brighthouse Underlying Portfolios, the Allocation Portfolios may invest directly in U.S. Government securities, money market securities and repurchase agreements.

Brighthouse Balanced Plus Portfolio and MetLife Multi-Index Targeted Risk Portfolio

The Brighthouse Balanced Plus Portfolio invests approximately 70% of its assets in shares of Brighthouse Underlying Portfolios, while the MetLife Multi-Index Targeted Risk Portfolio invests approximately 75% of its assets in shares of Brighthouse Underlying Portfolios.

In addition to the fees directly associated with the Brighthouse Balanced Plus Portfolio and the MetLife Multi-Index Targeted Risk Portfolio, an investor in either Portfolio will also indirectly bear the Portfolio’s portion of the fees of the Brighthouse Underlying Portfolios in which such Portfolio invests. Each Brighthouse Underlying Portfolio may have a different subadviser who will use a separate set of investment strategies, exposing each Brighthouse Underlying Portfolio to its own investment risks. For a list of the Brighthouse Underlying Portfolios in which each of Brighthouse Balanced Plus Portfolio and the MetLife Multi-Index Targeted Risk Portfolio may invest as of the date of this SAI, please see such Portfolio’s Prospectus. For more information about the investment strategies of the respective Brighthouse Underlying Portfolios, and the risks associated with those strategies, please refer to the Brighthouse Underlying Portfolios’ Prospectuses and to any information in this SAI relating to the particular Brighthouse Underlying Portfolio.

Each of Brighthouse Balanced Plus Portfolio and MetLife Multi-Index Targeted Risk Portfolio invests in shares of the Brighthouse Underlying Portfolios and its performance therefore is directly related to the ability of the Brighthouse Underlying Portfolios to meet their respective investment objectives, as well as the Adviser’s allocation among the Brighthouse Underlying Portfolios. Accordingly, the Brighthouse Balanced Plus Portfolio’s and the MetLife Multi-Index Targeted Risk Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Brighthouse Underlying Portfolios in direct proportion to the amount of assets each Allocation Portfolio allocates to the Brighthouse Underlying Portfolios utilizing such strategies.

Brighthouse/Dimensional International Small Company Portfolio

The investment strategy of the Portfolio involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting may be adjusted by the subadviser, based on a variety of reasons. The subadviser may consider such factors as the free float of companies, momentum, trading strategies, liquidity management and profitability, as well as other factors determined to be appropriate by the subadviser given market conditions. In assessing profitability, the subadviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

The Portfolio may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum portion of the assets of the Portfolio. The subadviser may exclude the eligible security of a company that meets applicable market capitalization criteria if it determines that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting. Adjustment for free float adjusts market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets by international investors. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management), (ii) treasury shares, or (iii) shares subject to foreign ownership restrictions. Deviation from market capitalization weighting also may occur because the subadviser generally intends to purchase securities in round lots. Furthermore, the subadviser may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of the Portfolio’s assets, may be invested in money market instruments, thereby causing further deviation from market capitalization weighting.

Block purchases of eligible securities may be made at what the subadviser views as opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, would be purchased under a market capitalization weighted approach. Changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the subadviser will prepare a list of companies whose stock is eligible for investment by the Portfolio. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the subadviser’s then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. This deviation could be substantial if a significant amount of holdings of the Portfolio change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale. Country weights may be based on the total market capitalization of companies within each country.

The Portfolio may use currency forwards to facilitate the settlement of trades, repatriate currencies, and to exchange one currency for another.

Brighthouse/Franklin Low Duration Total Return Portfolio

The Portfolio will not invest more than 10% of its assets in emerging market equities. The Portfolio may invest up to 5% of its assets in securities rated lower than B by S&P or Moody’s.

ClearBridge Aggressive Growth Portfolio

The Portfolio will not invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio’s net assets or if, as a result, more than 2% of the Portfolio’s net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange. The subadviser does not presently intend to utilize options or futures contracts and related options but may do so in the future.

Frontier Mid Cap Growth Portfolio

The Portfolio typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts, including emerging market securities. The Portfolio generally will not invest more than 25% of its total assets in foreign securities.

Harris Oakmark International Portfolio

The subadviser does not presently intend to utilize options or futures contracts and related options but may do so in the future.

Jennison Growth Portfolio

The Portfolio may not invest more than 5% of its total assets in unattached warrants or rights.

Loomis Sayles Small Cap Core Portfolio and Loomis Sayles Small Cap Growth Portfolio

As described in each Portfolio’s Prospectus, the Portfolio normally invests at least 80% of its net assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000® Index. The capitalization range of the Russell 2000® Index will vary due to the market value fluctuations of the stocks in the Index. The Russell 2000® Index is reconstituted annually, normally in June. Following this reconstitution, the capitalization range of the Russell 2000® Index may be significantly different than it was prior to the reconstitution.

The MetLife Multi-Index Targeted Risk Portfolio may invest in municipal fixed-income securities that have a remaining maturity of 365 days or less and U.S. Government securities that have a remaining maturity of 365 days or less. The Portfolio may also invest in futures strategies, including: (1) stock index futures contracts, (2) bond futures contracts, and (3) U.S. Treasury futures contracts.

MFS® Research International Portfolio

The Portfolio will not invest more than 25% of its assets in emerging market securities.

MFS® Total Return Portfolio

The Portfolio may purchase and sell futures contracts on interest-bearing securities or indices thereof, or on indices of stock prices (such as the S&P 500 Index), to increase or decrease its portfolio exposure to common stocks or to increase or decrease its portfolio exposure to notes and bonds.

MFS® Value Portfolio

As a non-fundamental investment policy, the Portfolio may not purchase a call option or a put option if, immediately thereafter, the aggregate value of all call and put options then held would exceed 10% of its net assets.

Oppenheimer Global Equity Portfolio

At times, the Portfolio may seek to benefit from what the portfolio manager considers to be “special situations,” such as mergers, reorganizations, restructurings or other unusual events, that are expected to affect a particular issuer. This is an aggressive investment technique that may be considered to be speculative.

The Portfolio will not enter into swaps with respect to more than 25% of its total assets.

The Portfolio does not normally invest more than 5% of its total assets in debt securities. For purposes of this limitation, the term “debt securities” does not include securities convertible into common or preferred stock.

PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio

The Portfolios may make short sales of securities that they do not own. Also, each Portfolio will not invest more than 30% of its total assets in securities denominated in foreign currencies.

Pyramis® Managed Risk Portfolio

The Portfolio seeks to achieve its objective by investing approximately 80% of its assets in shares of mutual funds and exchange-traded funds offered by Fidelity Investments and exchange-traded funds offered by other sponsors (collectively, the “Pyramis Underlying Portfolios”). In addition to the fees directly associated with the Portfolio, an investor in the Portfolio will also indirectly bear the fees of the Pyramis Underlying Portfolios in which the Portfolio invests. Each Pyramis Underlying Portfolio uses a separate set of investment strategies, exposing each Pyramis Underlying Portfolio to its own investment risks. For a list of examples of the types of Pyramis Underlying Portfolios in which the Portfolio invests as of the date of this SAI, please see the Portfolio’s Prospectus. For updated information regarding the Portfolio’s Pyramis Underlying Portfolios holdings, please refer to the following website — www.brighthousefinancial.com/variablefunds. For more information about the investment strategies of the respective Pyramis Underlying Portfolios, and the risks associated with those strategies, please refer to the Pyramis Underlying Portfolios’ Prospectuses and to any information in this SAI relating to the particular Pyramis Underlying Portfolio.

The Portfolio invests in shares of the Pyramis Underlying Portfolios and its performance therefore is directly related to the ability of the Pyramis Underlying Portfolios to meet their respective investment objectives, as well as the subadviser’s allocation among the Pyramis Underlying Portfolio. Accordingly, the Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Pyramis Underlying Portfolios in direct proportion to the amount of assets the Portfolio allocates to the Pyramis Underlying Portfolios utilizing such strategies. Together, Pyramis Underlying Portfolios and Brighthouse Underlying Portfolios are referred to as “Underlying Portfolios” in this SAI.

SSGA Growth ETF Portfolio and SSGA Growth and Income ETF Portfolio

Each of SSGA Growth ETF Portfolio and SSGA Growth and Income ETF Portfolio (each, an “ETF Portfolio” and, collectively, the “ETF Portfolios”) operates under a “fund of funds” structure, investing at least 80% of its net assets in Underlying ETFs. In addition to investments in shares of Underlying ETFs that are linked to an index, an ETF Portfolio may invest in other types of securities, including: Underlying ETFs or other pooled investments that do not track an index, but rather track specific commodities, sectors or countries (up to 10% of its net assets); other registered investment companies that are not ETFs, including exchange-traded notes (“ETNs”); money market funds; and, for cash management purposes, repurchase agreements, U.S. Government securities, and money market securities. In addition to the fees directly associated with an investment in an ETF Portfolio, an investor in that Portfolio will also directly bear the fees of the Underlying ETFs or other investment companies in which the ETF Portfolio invests. For additional information about the investment policies and restrictions of the Underlying ETFs, please see their respective summary prospectuses, prospectuses and statements of additional information.

Each ETF Portfolio invests in shares of the Underlying ETFs, and its performance therefore is directly related to the ability of the Underlying ETFs to meet their respective investment objectives, as well as the subadviser’s allocation of the ETF Portfolio’s assets among the Underlying ETFs. Accordingly, each ETF Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Underlying ETFs, as described in the Summary Prospectus and Prospectus, in direct proportion to the amount of assets each ETF Portfolio allocates to the Underlying ETFs utilizing such strategies.

T. Rowe Price Large Cap Growth Portfolio, T. Rowe Price Small Cap Growth Portfolio, T. Rowe Price Large Cap Value Portfolio and T. Rowe Price Mid Cap Growth Portfolio

Each Portfolio may not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

Each Portfolio may invest in other investment companies advised by the Portfolio’s subadviser. The subadviser offers investment vehicles for the cash reserves of client accounts. The subadviser may choose to invest any available cash reserves in money market funds affiliated with the subadviser that have been established for the exclusive use of the subadviser’s family of mutual funds and other clients of the subadviser.

Each Portfolio may invest up to 25% of its total assets in the subadviser’s affiliated money market funds. They must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The subadviser’s affiliated money market funds are neither insured nor guaranteed by the U.S. Government, and there is no assurance they will maintain a stable net asset value of $1.00 per share. To the extent a Portfolio invests in a subadviser’s affiliated money market fund, that Portfolio will not pay an advisory fee to the investment manager at T. Rowe Price but will bear its proportionate share of the expenses of the subadviser’s affiliated money market fund.

Each Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

VanEck Global Natural Resources Portfolio

The term “natural resource companies” includes companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least 50% of their revenues from exploration, development, production, distribution or facilitation of processes relating to natural resources.

Since the market action of natural resources securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Natural resources securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including natural resources securities. The Portfolio may invest more than 50% of the Portfolio in any one of the above sectors. Natural resource investments may be volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

The Portfolio may invest up to 20% of its net assets in securities issued by other investment companies, including open-and closed-end funds and ETFs. The Portfolio may also invest in money market funds, but these funds are not subject to the 20% limitation. The Portfolio may invest in investment companies which are sponsored or advised by Van Eck Associates Corporation (“VanEck”) and/or its affiliates (each, a “VanEck Investment Company”). However, in no event will the Portfolio invest more than 5% of its net assets in any single VanEck Investment Company. To eliminate the potential duplication of advisory fees, VanEck has agreed to waive the subadvisory fee it receives for subadvising the Portfolio in an amount equal to any advisory fee it receives as a result of any investment in a VanEck Investment Company by the Portfolio. In turn, the Adviser will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolio.

The Portfolio may buy and sell commodity futures contracts, which may include futures on natural resources and natural resources indices.

The Portfolio will seek to meet the requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”) to qualify as a regulated investment company, in order to prevent double taxation of the Portfolio and its shareholders and to preserve the tax-favored status of the variable life insurance and variable annuity contracts funded by the Portfolio. One of the requirements is that at least 90% of the Portfolio’s gross income be derived from dividends, interest, payment with respect to securities loans or gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts and certain other transactions do not currently qualify as income for purposes of the 90% test. The extent to which the Portfolio may engage in such futures contract transactions and certain other transactions may be materially limited by this test. Please see the section “Federal Income Taxes” for more detailed discussion.

Wells Capital Management Mid Cap Value Portfolio

In addition to the instruments discussed in the Prospectus, the Portfolio may also invest up to 100% of its total assets in temporary defensive instruments, which generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper, repurchase agreements, bankers’ acceptances, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year, ETFs, other investment companies, and cash items.

Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio

The Western Asset Management Strategic Bond Opportunities Portfolio may invest in fixed-and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participation in such Loans and assignments of all or a portion of such Loans from third parties. See “Loan Participations, Assignments and Other Direct Indebtedness” below.

Certain of the debt securities in which the Western Asset Management Strategic Bond Opportunities Portfolio may invest may be rated as low as “C” by Moody’s or “D” by S&P or, if unrated, determined by the subadviser to be of comparable quality to securities so rated. Securities rated below investment grade quality are considered high yield securities and are commonly known as “high yield debt” or “junk bonds.” See “High Risk, High Yield Debt Securities” below.

In addition, the Western Asset Management Strategic Bond Opportunities Portfolio may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities, and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities, and inverse floaters.

There is no limit on the value of the Western Asset Management Strategic Bond Opportunities Portfolio’s assets that may be invested in the securities of any one country or in assets denominated in any one country’s currency.

The Western Asset Management Strategic Bond Opportunities Portfolio may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supra-national entities. Supra-national entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (commonly called the “World Bank”), the European Coal and Steel Community, the Asian Development Bank, and the Inter-American Development Bank. Such supra-national-issued instruments may be denominated in multi-national currency units.

In order to maintain liquidity, the Western Asset Management Strategic Bond Opportunities Portfolio may invest up to 20% of its assets in high-quality short-term money market instruments, provided, however, that short-term investment in securities for the forward settlement of trades is not counted towards this 20% limit.

The Western Asset Management Strategic Bond Opportunities Portfolio’s subadviser has the discretion to select the range of maturities of the various fixed-income securities in which the Portfolio will invest. The weighted average maturity and the duration of the Portfolio may vary substantially from time to time depending on economic and market conditions.

Although the Western Asset Management Strategic Bond Opportunities Portfolio’s investment objective is to maximize total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Western Asset Management Strategic Bond Opportunities Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. The portfolio turnover rate of the Western Asset Management Strategic Bond Opportunities Portfolio may fluctuate considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual security prices. The Western Asset Management Strategic Bond Opportunities Portfolio’s use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involve higher expenses.

With respect to the Western Asset Management U.S. Government Portfolio, any guarantee of the securities in which the Portfolio invests will apply only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying securities. In addition, any such guarantee will apply to the portfolio securities held by the Portfolio and not to the purchase of shares of the Portfolio.

Up to 10% of the assets of the Western Asset Management U.S. Government Portfolio may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated “investment grade” (i.e., securities that earn one of the top four ratings from Moody’s or S&P or any other NRSRO; or, if the securities are unrated, judged by the subadviser to be of similar quality), convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, and privately placed debt securities.

INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Summary Prospectuses and the Prospectuses. In addition to the Portfolios’ principal investment strategies discussed in the Prospectuses, each Portfolio, except an Allocation Portfolio, may engage in other types of investment strategies as described in this section. Each Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio’s own investment restrictions as set forth in the Summary Prospectus, the Prospectus or this SAI.

Investment Practices

The following information relates to some of the investment practices in which certain of the Portfolios may engage. The table indicates which Portfolios may engage in each of these practices. A Portfolio may be subject to specific limitations on these investment practices, as stated under “Investment Policies” or “Investment Restrictions” or in such Portfolio’s Prospectus. The information below does not describe every type of investment, technique or risk to which a Portfolio may be exposed, and notwithstanding any exclusion of a Portfolio from the list of Portfolios that may use the investment practices noted below, each Portfolio may invest cash collateral it receives in connection with the Portfolio’s securities lending activity as disclosed in the Securities Loan disclosure elsewhere in this SAI. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed under “Investment Restrictions.”

MetLife Russell 2000® Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife MSCI EAFE® Index Portfolio, and MetLife Stock Index Portfolio are collectively referred to as the “Equity Index Portfolios” and, together with the MetLife Aggregate Bond Index Portfolio, the “Index Portfolios.”

Investment Practices	Portfolios
Asset-Backed Securities, including Collateralized Debt Obligations

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Mid Cap Growth Portfolio

All Trust II Portfolios other than Equity Index Portfolios, Baillie Gifford International Stock Portfolio, and Brighthouse/Dimensional International Small Company Portfolio

Bonds	All Trust I Portfolios All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Brady Bonds

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Mid Cap Growth Portfolio

All Trust II Portfolios other than Equity Index Portfolios and Brighthouse/Dimensional International Small Company Portfolio

Capital Securities and Bank Capital Securities

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio

All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio, Equity Index Portfolios, Baillie Gifford International Stock Portfolio, and Brighthouse/Dimensional International Small Company Portfolio

Investment Practices	Portfolios
Collateralized Obligations

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Mid Cap Growth Portfolio

All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Convertible Securities	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio

Credit Default Swaps

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Mid Cap Growth Portfolio

All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio and Brighthouse/Dimensional International Small Company Portfolio

Credit Linked Notes

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio, Brighthouse/Artisan International Portfolio and Morgan Stanley Mid Cap Growth Portfolio

All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Cyclical Opportunities	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios

Dollar Rolls

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio

All Trust II Portfolios other than Baillie Gifford International Stock Portfolio and Brighthouse/Dimensional International Small Company Portfolio

Emerging Market Securities	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio

Equity Securities	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio and MetLife Aggregate Bond Index Portfolio

Eurodollar Futures and Options

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Brighthouse/Artisan International Portfolio

All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio and Brighthouse/Dimensional International Small Company Portfolio

Investment Practices	Portfolios
Event-Linked Instruments

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Brighthouse/Artisan International Portfolio

All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Exchange-Traded Grantor Trusts	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Exchange-Traded Notes	All Trust I Portfolios All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio, the Index Portfolios, and Baillie Gifford International Stock Portfolio

Fixed-Income Securities	All Trust I Portfolios All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Floaters

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Mid Cap Growth Portfolio

All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Foreign Currency Transactions, including Currency Forward Contracts, Currency Futures and Currency Options

All Trust I Portfolios

All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Russell 2000® Index Portfolio and MetLife Stock Index Portfolio

Foreign Equity Depositary Receipts	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio and MetLife Aggregate Bond Index Portfolio

Foreign Securities	All Trust I Portfolios All Trust II Portfolios

Forward Commitments, When-Issued and Delayed-Delivery Securities	All Trust I Portfolios All Trust II Portfolios

Investment Practices	Portfolios
High Yield, High Risk Debt Securities

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Mid Cap Growth Portfolio

All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio, Equity Index Portfolios, Brighthouse/Dimensional International Small Company Portfolio, and Western Asset Management U.S. Government Portfolio

High Yield Foreign Sovereign Debt Securities

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Mid Cap Growth Portfolio

All Trust II Portfolios other than Equity Index Portfolios, BlackRock Ultra-Short Term Bond Portfolio, Brighthouse/Dimensional International Small Company Portfolio, and Western Asset Management U.S. Government Portfolio

Hybrid Instruments

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Brighthouse/Artisan International Portfolio (up to 10% of total assets for T. Rowe Price Large Cap Value Portfolio and T. Rowe Price Mid Cap Growth Portfolio)

All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio and Brighthouse/Dimensional International Small Company Portfolio (up to 10% of total assets for T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio)

Illiquid Securities	All Trust I Portfolios All Trust II Portfolios

Inflation Indexed Bonds	All Trust I Portfolios other than Morgan Stanley Mid Cap Growth Portfolio All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Indexed Securities	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio and Brighthouse/Dimensional International Small Company Portfolio

Interest Rate Transactions	All Trust I Portfolios All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Investment Practices	Portfolios
Inverse Floaters

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio, Brighthouse/Artisan International Portfolio and Morgan Stanley Mid Cap Growth Portfolio

All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio, Equity Index Portfolios, and Brighthouse/Dimensional International Small Company Portfolio

Investment Grade Corporate Debt Securities	All Trust I Portfolios All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Loan Participations, Assignments and Other Direct Indebtedness

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Mid Cap Growth Portfolio

All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio, Equity Index Portfolios, and Brighthouse/Dimensional International Small Company Portfolio

Money Market Securities	All Trust I Portfolios All Trust II Portfolios

Mortgage-Backed Securities, including Collateralized Mortgage Obligations

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Mid Cap Growth Portfolio

All Trust II Portfolios other than Equity Index Portfolios, Baillie Gifford International Stock Portfolio, and Brighthouse/Dimensional International Small Company Portfolio

Mortgage Dollar Roll Transactions

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Mid Cap Growth Portfolio

All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Municipal Fixed-Income Securities

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Mid Cap Growth Portfolio

All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

New Securities	All Trust I Portfolios All Trust II Portfolios

Investment Practices	Portfolios
Obligations of Supra-national Agencies	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios other than Equity Index Portfolios and Brighthouse/Dimensional International Small Company Portfolio

Options and Futures Strategies	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio

Other Investment Companies (including Exchange-Traded Funds)	All Trust I Portfolios All Trust II Portfolios

Payment-in-Kind Securities

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio

All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio, Equity Index Portfolios, Baillie Gifford International Stock Portfolio, and Brighthouse/Dimensional International Small Company Portfolio

Portfolio Turnover	All Trust I Portfolios All Trust II Portfolios

Preferred Stocks	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios

Real Estate Investments (Real Estate Investment Trusts and Real Estate Operating Companies)	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio

Repurchase Agreements	All Trust I Portfolios All Trust II Portfolios

Reverse Repurchase Agreements	All Trust I Portfolios All Trust II Portfolios other than Baillie Gifford International Stock Portfolio

Rights and Warrants	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio

Rule 144A Securities and other Private Placement Securities	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios

Investment Practices	Portfolios
Securities Loans	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios

Senior Loans and Other Indebtedness	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Short Sales	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio

Special Situations	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios

Standby Commitment Agreements

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Mid Cap Growth Portfolio

All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Stripped Mortgage Securities

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Mid Cap Growth Portfolio

All Trust II Portfolios other than Equity Index Portfolios, Baillie Gifford International Stock Portfolio, and Brighthouse/Dimensional International Small Company Portfolio

Structured Notes

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio

All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio, Equity Index Portfolios, and Brighthouse/Dimensional International Small Company Portfolio, except that BlackRock Ultra-Short Term Bond Portfolio and Equity Index Portfolios may invest in commodity-linked notes and credit-linked notes

Swaps, Caps, Floors, Collars, Etc.	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio and Brighthouse/Dimensional International Small Company Portfolio

Investment Practices	Portfolios
Trade Claims

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Mid Cap Growth Portfolio

All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

U.S. Government Securities	All Trust I Portfolios All Trust II Portfolios

Yankee Bonds and Eurobonds

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio

All Trust II Portfolios other than Equity Index Portfolios, Baillie Gifford International Stock Portfolio, and Brighthouse/Dimensional International Small Company Portfolio

Zero Coupon Securities and Deferred Interest Bonds	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios other than Equity Index Portfolios, and Brighthouse/Dimensional International Small Company Portfolio

Asset-Backed Securities, including Collateralized Debt Obligations

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in or have exposure to asset-backed securities. Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life of asset-backed securities. A faster prepayment rate will shorten the average life and a slower prepayment rate will lengthen it.

The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner’s obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

In the case of privately issued asset-backed securities, the Trusts take the position that such instruments do not represent interests in any particular industry or group of industries.

Bonds

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in or have exposure to one or more types of bonds. Bonds are fixed-or variable-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage-and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments, and other issuers to borrow money from investors. The issuer pays the investor a fixed- or variable-rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Portfolio’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond when due. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Unless required by applicable law, a Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security. Neither event would require the Portfolio to sell the debt security, but the Portfolio’s adviser or subadviser would consider such events in the determining whether the Portfolio should continue to hold it. See also “Fixed-Income Securities.”

Brady Bonds

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. See also “Fixed-Income Securities.”

Capital Securities and Bank Capital Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in or have exposure to capital securities, which are securities issued by a trust having as its only assets junior subordinated debentures of a corporation, typically a bank holding company (“Bank Capital Securities”). This structure provides tax advantages to a bank holding company while generally providing investors a higher yield than is offered by investing directly in a bank holding company’s subordinated debt.

Bank Capital Securities are issued by banks to help fulfill their regulatory capital requirements. Bank capital is generally, but not always, of investment grade quality. Some Bank Capital Securities take the form of trust preferred securities. Other Bank Capital Securities are commonly thought of as hybrids of debt and preferred stock and are often perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This feature, under certain conditions, allows the issuer bank to withhold payment of interest until a later date. However, such deferred interest payments generally earn interest.

Collateralized Obligations

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in or have exposure to collateralized obligations. A Portfolio may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs, and other CDOs may charge management fees and administrative expenses.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or the trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs, and other CDOs may be characterized by the Portfolio as illiquid securities. However, an active dealer market may exist for CBOs, CLOs, and other CDOs, allowing a CDO to qualify for Rule 144A transactions. See “Rule 144A Securities and Other Private Placement Securities.” In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Portfolios’ Summary Prospectuses and Prospectuses (e.g., interest rate risk and credit risk), CBOs, CLOs, and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Convertible Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in or have exposure to convertible securities. A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio’s investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any bonds, debentures, notes, preferred stock or other security that may be converted into common stock or that carries the right to purchase common stock. Convertible securities entitle the holder to convert or otherwise exchange the securities for common stock or other equity securities of the same issuer or a different issuer, at specified prices within a certain period of time.

Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, typically offer lower interest or dividend yields than non-convertible debt securities of similar quality because of the potential for capital appreciation.

Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although a Portfolio’s adviser or subadviser will consider such event in its determination of whether the Portfolio should continue to hold the securities. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities generally entail more risk than its debt obligations. In addition, convertible securities are often lower-rated securities than more senior debt obligations.

Credit Default Swaps

As set forth in the “Investment Practices” section, certain of the Portfolios may enter into credit default swap agreements. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event.

As the seller, a Portfolio would effectively add leverage because, in addition to its aggregate assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). A Portfolio’s risk of loss from credit and counterparty risk is mitigated in part by having a master netting agreement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio with a third party to cover the Portfolio’s exposure to the counterparty. Under a master netting agreement, all amounts with a counterparty are terminated and settled on a net basis if an event of default occurs. In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or earmark cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or earmarking will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio. Such segregation or earmarking will not limit the Portfolio’s exposure to loss.

In addition to using credit default swaps for hedging purposes, the AB Global Dynamic Allocation Portfolio, Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, BlackRock Bond Income Portfolio, BlackRock Global Tactical Strategies Portfolio, BlackRock High Yield Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Core Bond Portfolio, JPMorgan Global Active Allocation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Schroders Global Multi-Asset Portfolio and Western Asset Management Strategic Bond Opportunities Portfolio may also use credit default swaps for other investment purposes.

For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus, and this SAI) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, however, in applying certain of the Portfolios’ investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolios’ other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Options on Credit Default Swap Agreements. The Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, BlackRock Bond Income Portfolio, BlackRock Global Tactical Strategies Portfolio, BlackRock High Yield Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus

Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Pyramis® Managed Risk Portfolio, Schroders Global Multi-Asset Portfolio and Western Asset Management Strategic Bond Opportunities Portfolio may use options on credit default swaps for hedging and other investment purposes. An option on a credit default swap is a contract that gives the buyer the right (but not the obligation), in return for payment of a premium to the option seller, to enter into a new credit default swap on a reference entity at a predetermined spread on a future date. This spread is the price at which the contract is executed (the option strike price). Similar to a put option, in a payer option on a credit default swap, the option buyer pays a premium to the option seller for the right, but not the obligation, to buy credit protection on a reference entity (e.g., a particular portfolio security) at a predetermined spread on a future date. Depending on the movement of market spreads with respect to the particular referenced debt securities between the time of purchase and expiration of the option, the value of the underlying credit default swap and therefore the value of the option will change. Similar to a credit default swap, options on a credit default swap are traded over-the-counter and the specific terms of each option on a credit default swap are negotiated directly with the counterparty.

Credit Linked Notes (“CLNs”)

As set forth in the “Investment Practices” section, certain of the Portfolios may purchase CLNs. A CLN is an instrument in which a special purpose entity (the “Note Issuer”) issues a structured note that is intended to replicate a corporate bond or portfolios of corporate bonds.

The purchaser of the CLN invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a highly rated asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the purchaser will receive payment equal to (1) the original par amount paid to the Note Issuer, if there was neither a default on the Reference Bond nor a restructuring of the issuer of the Reference Bond, or (2) the value of the Reference Bond, if there has been such a default or restructuring. Depending on the terms of the CLN, it is also possible that the purchaser may be required to take physical delivery of the Reference Bond in the event of a default or restructuring. In addition to being subject to the risks relating to the Reference Bond, the purchaser of a CLN may be subject to the credit risk of the Note Issuer. In addition, there may not be a secondary market for the CLN even though such a market exists for the Reference Board.

Cyclical Opportunities

As set forth in the “Investment Practices” section, certain of the Portfolios, such as the Oppenheimer Global Equity Portfolio, may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the adviser or subadviser believes they have growth potential. A Portfolio might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Portfolio’s share prices.

Dollar Rolls

As set forth in the “Investment Practices” section, certain of the Portfolios may engage in dollar roll transactions. In dollar roll transactions, a Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon, and maturity) securities on a specified future date. During the roll period, a Portfolio would forgo principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price of the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Portfolio enters into a dollar roll transaction, it will maintain the segregation, either on the records of the adviser or subadviser or with the Trust’s custodian, of cash or other liquid assets having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.

Emerging Market Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may, directly or indirectly (through, for example, participation notes or other types of equity-linked notes), invest in emerging market securities. Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political or economic stability characteristics of more developed countries. Certain of such countries in the past may have failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio’s investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and limited operating history and/or development of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio’s investments in such countries illiquid and the values of such securities more volatile than investment in more developed countries. To invest in such markets, a Portfolio may be required to establish special custodial or other arrangements, which can add to the cost and risk of investment in such markets. There may be little or less reliable financial or accounting information available with respect to issuers located in certain of such countries as compared to investments in more developed markets, and it may be difficult as a result to assess accurately the value or prospects of an investment in such issuers.

Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free-floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio’s securities are quoted would reduce the Portfolio’s net asset value.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents and new capital controls or restrictions on repatriating capital to the U.S. may be instituted at any time and without advance notice. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio. Emerging market securities are subject to the risks associated with foreign securities. For a discussion of foreign securities, see “Foreign Securities” below.

Chinese Stock Connect Programs. The risks noted here are in addition to the risks described above. A Portfolio may purchase or obtain investment exposure to shares in mainland China-based companies that trade on Chinese stock exchanges, such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange, (“China A-Shares”) through the Shanghai-Hong Kong Stock Connect, through the Shenzhen-Hong Kong Stock Connect Program, or that may be available in the future through additional stock connect programs (collectively, the “Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong, Shanghai or other locations that have stock connect programs. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, a Portfolio may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Portfolio’s performance or ability to meet its investment objective. Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could increase the risk of loss to a Portfolio and/or affect the Portfolio’s ability to effectively pursue its investment strategy. For example, PRC regulations require that a Portfolio that wishes to sell its China A-Shares pre-deliver the China A-Shares to a broker. If the China A-Shares are not in the broker’s possession before the market opens on the day of sale, the sell order will be rejected. This requirement could also limit a Portfolio’s ability to dispose of its China A-Shares purchased through Stock Connect in a timely manner. A Portfolio’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. Additionally, Stock Connect is subject to daily and aggregate quota limits on purchases of China A-Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. Investment quotas are subject to change. China A-Shares currently eligible for trading under Stock Connect may also lose such designation. Moreover, day (turnaround) trading is not permitted on the A-shares market. If an investor buys A-shares on day “T,” the investor will only be able to sell the A-shares on or after day T+1. Further, all Stock Connect China A-shares trades must be settled in renminbi (“RMB”), which requires a Portfolio to have timely access to a reliable supply of offshore RMB, which cannot be assured. Stock Connect utilizes an omnibus clearing structure, and the Portfolio’s investments will be registered in its custodian’s name on the central clearing and settlement system. This may limit the ability of the Adviser (and/or any Subadviser, as the case may be) to effectively manage a Portfolio, and may expose the Portfolio to the credit risk of its custodian or to greater risk of expropriation. China A-shares held through the nominee structure under Stock Connect will be held through an intermediary as nominee (the “Nominee”) on behalf of investors. The precise nature and rights of a Portfolio as the beneficial owner of Stock Connect securities through the Nominee is not well defined under PRC law. Furthermore, the securities regimes and legal systems of China and Hong Kong differ significantly from each other and issues may arise based on these differences. There can be no assurance that Stock Connect will not be discontinued without advance notice. Investment in China A-Shares through Stock Connect may be available only through a single broker that is an affiliate of the Portfolio’s custodian, which may affect the quality of execution provided by such broker. Stock Connect restrictions could also limit the ability of a Portfolio to sell its China A-Shares in a timely manner, or to sell them at all. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares acquired through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.

Equity Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in equity securities, which generally represent an ownership interest in a company. The most common form of equity security in the United States is common stock of a corporation, but equity securities also include preferred stock, warrants, securities convertible into common or preferred stocks, and interests in partnerships and foreign entities. Different types of equity securities provide different voting and dividend rights in the event of the bankruptcy of the issuers. In general, equity securities are more volatile and risky than fixed-income securities. The prices of equity securities generally rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Therefore, the value of your investment in a Portfolio may sometimes decrease instead of increase. Certain equity securities may pay a dividend. A dividend is a payment made by a company to a shareholder that typically is based on the company’s performance. A dividend may be paid as cash or additional securities.

Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing.

Generally, an adviser or subadviser considers a stock to be a growth stock if it expects the company’s earnings to grow more rapidly than earnings of other companies. An investment adviser or subadviser using a “growth” style of investing will be more likely than an adviser or subadviser using a “value” style to buy a stock that is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock’s price to earnings ratio. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are stocks that are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by a Portfolio’s adviser or subadviser may actually be appropriately priced or overvalued. Value-oriented funds will typically underperform when growth investing is in favor.

Market Capitalization Risk—Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. The net asset value of each class of a Portfolio that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Eurodollar Futures and Options

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Event-Linked Instruments

As set forth in the “Investment Practices” section, certain of the Portfolios may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Portfolios may lose a portion or the entirety of principal invested in the bond or notional amount on a swap. Event-linked bonds often provide for an extension of maturity to process and audit loss claims when a trigger event has, or possibly has, occurred. An extension of maturity may increase the bond’s volatility. Event-linked exposure may expose the Portfolios to certain additional risks including credit and counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposure may also be subject to liquidity risk.

Exchange-Traded Grantor Trusts

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in exchange-traded grantor trusts (“ETGTs”). An ETGT is a trust comprised of a fixed basket of stocks or commodities, often representing a specific sector or industry. ETGTs are unmanaged, and once composed, their portfolios generally do not change. If a company originally owned by an ETGT is merged or fails, it is not replaced within the ETGT. This may result in a concentration of the ETGT’s holdings or a diversion from the ETGT’s initial industry or sector focus. Like ETFs, ETGTs are traded on an exchange. However, unlike ETFs, an investor in an ETGT holds the shares of the underlying stocks, retaining voting rights and dividend distributions. Further, ETGTs may be deconstructed, and the underlying stocks distributed to the owners. The risks involved in investing in an ETGT are the same as those associated with investing in the underlying stocks, including market risk, sector risk, concentration risk, performance risk, and risks associated with a lack of active management.

ETGTs are generally inexpensive to maintain and investors pay a transaction cost and an annual custody fee. However, because interests in ETGTs are sold only in round lots of 100, they are expensive for small investors. In addition, because of their often narrow focus, investments in ETGTs generally are not well suited for buy and hold strategies, but instead as short term, tactical investments.

Exchange-Traded Notes

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution. ETNs have a maturity date and are backed only by the credit of the issuer. The returns of ETNs are linked to the performance of a market benchmark or strategy, less investor fees. ETNs can be traded on an exchange at market price or held until maturity. The issuer of an ETN typically makes interest payments and a principal payment at maturity that is linked to the price movement of an underlying market benchmark or strategy.

An investment in an ETN involves risks, such as market risk, liquidity risk and counterparty risk. For example, the value of an ETN will change as the value of the underlying market benchmark or strategy fluctuates. The prices of underlying market benchmarks are determined based on a variety of market and economic factors and may change unpredictably, affecting the value of the benchmarks and, consequently, the value of an ETN. In addition, if the value of an underlying market benchmark decreases, or does not increase by an amount greater than the aggregate investor fee applicable to an ETN, then an investor in the ETN will receive less than its original investment in the ETN upon maturity or early redemption and could lose up to 100% of the original principal amount.

The issuer of an ETN may restrict the ETN’s redemption amount or its redemption date. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Because ETNs are unsecured debt securities, they are also subject to risk of default by the issuing bank or other financial institution (i.e., counterparty risk). In addition, the value of an ETN may decline due to a downgrade in the issuer’s credit rating despite no change in the underlying market benchmark.

Fixed-Income Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in fixed-income securities. Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate and private issuers of various types. The maturity date is the date on which the borrower must pay back the borrowed amount, which is known as the principal. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral to cover the issuer’s obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or upon the maturity of the security, as well as an obligation to repay the principal amount of the security at maturity. The rate of interest on fixed-income securities may be fixed or variable. Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Fixed-income securities are subject to credit risk, market risk and interest rate risk. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and, conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. Prepayment risk is the risk that the issuer will repay the principal on the security before it is due, thus depriving the fixed-income security’s holder, such as a Portfolio, of a favorable stream of future interest or dividend payments. The Portfolio could buy another security, but that other security might pay a lower interest rate. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a “call option” and redeem the security during times of declining interest rates, the Portfolio may realize a capital loss on its investment if the security was purchased at a premium and the Portfolio may be forced to replace the called security with a lower yielding security.

Changes by NRSROs in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Portfolio’s net asset value.

Because interest rates vary, it is impossible to predict the income, if any, for any particular period for a Portfolio that invests in fixed-income securities. Fluctuations in the value of a Portfolio’s investments in fixed-income securities will cause the net asset value of each class of the Portfolio to fluctuate also.

Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. If interest rates rise by one percentage point, the share price of a bond fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the bond fund’s share price would be expected to rise by about 5%. The weights are the present values of each cash flow as a percentage of the present value of all cash flows. The greater the duration of a bond, the greater its percentage price volatility. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Only a pure discount bond—that is, one with no coupon or sinking-fund payments—has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

The difference between duration and maturity depends on: (a) the size of the coupon, (b) whether or not there are to be sinking-fund payments, and (c) the yield-to-maturity represented by the bond’s current market value. The higher the coupon the shorter the duration. This is because the final redemption payment accounts for a smaller percentage of the bond’s current value. The higher the yield the shorter the duration. This is because the present values of the distant payments become less important relative to the present values of the nearer payments. A typical sinking fund reduces duration by about 1.5 years. For bonds with less than five years to maturity, duration expands rapidly as maturity expands. From 5 to 15 years remaining maturity, duration continues to expand as maturity lengthens, but at a considerably slower rate. Beyond 15 years’ maturity, increments to duration are quite small, and only a bond with very low (or no) coupon would have a duration of more than 15 years.

There is a close relationship between duration and the price sensitivity of a bond to changes in interest rates. For example, a bond with 10 years’ duration will decline (or rise) in price by approximately 5 percent when yield increases (or decreases) by one half percent. Similarly, a yield increase of 2 percent will produce a price decline of about 24 percent for a bond with 12 years’ duration; but the same 2 percent yield increase will produce a price decline of only some 10 percent for a bond with 5 years’ duration. This same relationship generally holds true for the duration and price of the entire portfolio of a Portfolio.

A Portfolio that may invest in debt securities will generally be able to invest in variable or floating-rate securities, which bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand. The value of a Portfolio’s investment in certain of these securities may depend on the Portfolio’s right to demand that a specified bank, broker-dealer, or other financial institution either purchase such securities from the Portfolio at par or make payment on short notice to the Portfolio of unpaid principal and/or interest on the securities. These securities are subject to, among others, interest rate risk and credit risk.

The following constitutes a non-exhaustive description of the fixed-income securities that may be purchased by each Portfolio, some of which may only be used for investment for temporary defensive purposes, pending investment in other securities or for liquidity purposes. For additional information about specific types of fixed-income securities, see “Bonds,” “High Yield Foreign Sovereign Debt Securities,” “High Yield, High Risk Debt Securities,” “Inflation Indexed Bonds,” “Investment Grade Corporate Debt Securities,” “Municipal Fixed-Income Securities,” “U.S. Government Securities,” and “Yankee Bonds and Eurobonds.”

U.S. Government Securities

U.S. Government securities are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association (“GNMA”), the Farmers’ Home Administration, and the Small Business Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, and the Federal National Mortgage Association (“Fannie Mae”).

Certificates of Deposit

Certificates of deposit are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

Bankers’ Acceptances

Bankers’ acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

Commercial Paper

Commercial paper refers to promissory notes issued by corporations in order to finance their short-term credit needs. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed above in “Asset-backed Securities, including Collateralized Debt Obligations” would apply. Commercial paper is traded primarily among institutions. For a description of short-term debt obligation ratings, see Appendix A. Commercial paper may also be issued by foreign companies or banks or their U.S. affiliates.

Foreign Obligations

Foreign obligations are obligations of foreign branches of U.S. banks and other foreign securities that are subject to risks of foreign political, economic, and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by a Portfolio only when the Portfolio’s adviser or subadviser believes the risks are minimal.

Eurodollar Bank Obligations

Eurodollar bank obligations are obligations of foreign branches of foreign banks and foreign branches of U.S. banks.

Floaters

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in floaters. Floaters are fixed-income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

Foreign Currency Transactions, including Currency Forward Contracts, Currency Futures, and Currency Options

As set forth in the “Investment Practices” section, certain of the Portfolios may engage in foreign currency transactions. Foreign currency transactions include: (1) forward foreign currency exchange contracts, (2) foreign currency futures contracts, (3) put and call options on foreign currency futures contracts and on foreign currencies, (4) the purchase and sale of foreign currency on a spot (or cash) basis, and (5) currency swaps. These Portfolios may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of a Portfolio’s assets and income to the extent the Portfolio holds securities or other assets that are denominated in that foreign currency. In addition, although a portion of a Portfolio’s investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the United States or abroad. Foreign currencies in which a Portfolio’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio. A Portfolio may also be subject to the credit risk presented by another party (counterparty risk) to the extent it engages in transactions, such as forward foreign currency contracts, that involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of an investment in the Portfolio may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Certain of the Portfolios may invest in the following types of foreign currency transactions:

Foreign Currency Exchange Transactions. A Portfolio may engage in foreign currency exchange transactions to gain exposure to a particular foreign currency or currencies as a part of its investment strategy, to protect against uncertainty in the level of future exchange rates, to facilitate the settlement of securities trades or to exchange one currency for another. The adviser or subadviser to a Portfolio may engage in foreign currency exchange transactions in connection with implementing the investment strategy of the Portfolio, the purchase and sale of portfolio securities (“transaction hedging”), and to protect the value of specific portfolio positions (“position hedging”).

A Portfolio may engage in “transaction hedging” to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to “lock in” the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts to gain exposure to a particular foreign currency or currencies as a part of its investment strategy or as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

A Portfolio may engage in “position hedging” to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when, in the opinion of the Portfolio’s adviser or subadviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”), such as the New York Mercantile Exchange. A Portfolio may enter into foreign currency futures contracts to gain exposure to a particular foreign currency or currencies as a part of its investment strategy or for hedging or other appropriate investment purposes as defined in CFTC regulations. Open positions in forwards used for non-hedging purposes will be covered by the Portfolio’s earmarking of liquid assets or by the segregation with the Trusts’ custodian of liquid assets, and such positions will be marked to market daily.

In addition to being used to gain exposure to a particular foreign currency or to enhance the Portfolio’s return, forwards may be used to adjust the foreign exchange exposure of each Portfolio with a view to protecting against uncertainty in the level of future foreign exchange rates, and the Portfolios might be expected to enter into such contracts under the following circumstances:

Lock In. When the adviser or subadviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio’s holdings denominated in the currency sold.

Direct Hedge. If the adviser or subadviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the adviser or subadviser thinks that a Portfolio can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge. The adviser or subadviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies, and such relationships can be very unstable at times.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit. These contracts may be bought or sold to protect a Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or to increase exposure to a particular foreign currency.

At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of margin variation.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio’s adviser or subadviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors in foreign currency options may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Currency Swaps. A Portfolio may enter into currency swaps. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the swap transaction.

A Portfolio may also enter into currency swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the swap agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. With respect to currency swaps entered into on a net basis, a Portfolio will accrue the net amount of excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate or earmark cash or assets determined to be liquid and having a value equal to the excess. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the adviser and sub advisers believe such obligations do not constitute “senior securities” under the 1940 Act and accordingly, the adviser and sub advisers will not treat them as being subject to a Portfolio’s borrowing restrictions under the 1940 Act.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an adviser or subadviser is incorrect in its forecasts of currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if currency swaps were not used.

For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus, and this SAI) swap agreements are generally valued by the Portfolio at market value. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

In addition to engaging in foreign currency transactions for hedging purposes, the AQR Global Risk Balanced Portfolio, BlackRock Bond Income Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse/Dimensional International Small Company Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, Loomis Sayles Global Markets Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Schroders Global Multi-Asset Portfolio and Western Asset Management Strategic Bond Opportunities Portfolio may enter into foreign currency transactions for other investment purposes.

Foreign Equity Depositary Receipts

As set forth in the “Investment Practices” section, certain of the Portfolios may purchase foreign equity depositary receipts, including non-voting depositary receipts (“NVDRs”), which are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank, or issued by an affiliate of an exchange. These Portfolios may invest in EDRs, GDRs, International Depositary Receipts (“IDRs”) and NVDRs. In addition, these Portfolios may invest in ADRs, which represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs, IDRs and NVDRs are receipts evidencing an arrangement with a non-U.S. bank, foreign stock exchange or foreign stock exchange affiliate similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and IDRs are not necessarily quoted in the same currency as the underlying security.

Foreign equity depositary receipts can be either “sponsored” or “unsponsored.” Sponsored foreign equity depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored foreign equity depositary receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored foreign equity depositary receipts.

To the extent a Portfolio acquires foreign equity depositary receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the receipts to issue and service such receipts (unsponsored), there may be an increased possibility that such Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in foreign equity depositary receipts does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of foreign equity depositary receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the foreign equity depositary receipts and the underlying securities are quoted. However, by investing in foreign equity depositary receipts, such as ADRs, that are quoted in U.S. dollars, a Portfolio may avoid foreign risks during the settlement period for purchases and sales.

Except as noted, the Funds consider Depositary Receipts to be foreign securities. The BlackRock High Yield Portfolio, ClearBridge Aggressive Growth Portfolio, Wells Capital Management Mid Cap Value Portfolio and Jennison Growth Portfolio do not consider ADRs or similar receipts and shares traded in U.S. markets to be foreign securities.

Foreign Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in or have exposure to foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurobonds, and Yankee bonds. A Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject a Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, reduction of governmental or central bank support, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. There is a possibility of developments that could adversely affect investment in and the liquidity of securities of certain foreign countries, including but not limited to expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Foreign issuers may become subject to sanctions imposed by the United States or another country or other governmental or non-governmental organizations, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit a Portfolio’s ability to buy, sell, receive or deliver the securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Foreign equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges and markets, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a “failed settlement,” which can result in losses to a Portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. There can be no assurance that currency controls will not be imposed in any foreign country. In addition, the value of foreign fixed-income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the World Bank, the Asian Development Bank, and the Inter-American Development Bank.

The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

Foreign sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. Sovereign debtors also may be dependent on expected disbursements from other foreign governments or multinational agencies and the country’s access to, or balance of, trade. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit and security agreements. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government. For a discussion of foreign sovereign debt securities of European countries, see “Investment Strategies and Risks—Recent Events.”

Securities of companies domiciled in Canada, Puerto Rico, and the Caribbean Islands, if primarily traded in the U.S. securities markets, are generally not considered to be foreign securities. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Certain Portfolios may gain exposure to securities in certain foreign markets through investments in participation notes. Some countries, especially emerging markets countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. The Portfolios may use participation notes or other investments to establish a position in such markets as a substitute for direct investment. Participation notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, currency or market. An investment in a participation note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and the participation note’s performance may differ from the underlying security’s performance. While the holder of a participation note may be entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as an owner of the underlying stock. In addition, participation notes are generally traded over-the-counter and are subject to counterparty risk. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer of the underlying assets. There is also no assurance that there will be a secondary trading market for a participation note or that the trading price of a participation note will equal the value of the underlying security. Additionally, issuers of participation notes and the calculation agent may have broad authority to control the foreign exchange rates related to the participation notes and discretion to adjust the participation note’s terms in response to certain events.

Eurodollar and Yankee dollar bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) bank obligations are subject to certain sovereign risks in addition to the risks of foreign investments described below. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. See also “Fixed-Income Securities—Foreign Obligations”

Forward Commitments, When-Issued, and Delayed Delivery Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them for its portfolio (or for delivery pursuant to options contracts it has entered into), but may enter into a separate agreement to sell the securities before the settlement date if its adviser or subadviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will segregate or earmark cash or liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. These transactions may subject the Portfolio to a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield.

High Yield, High Risk Debt Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in high yield, high risk debt securities. Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody’s, BB or B by S&P or BB or B by Fitch Ratings (“Fitch”) (commonly known as “junk bonds”), may be subject to certain risks with respect to the issuing entity’s ability to make scheduled payments of principal and interest, and also may be subject to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed-income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed-income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the adviser or subadviser’s own credit analysis.

Lower quality fixed-income securities are affected by the market’s perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed-income securities is generally less liquid than the market for investment grade fixed-income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio’s portfolio securities for purposes of determining the Portfolio’s net asset value.

A Portfolio may invest in high yield debt securities that are rated C or below (sometimes referred to as “distressed securities”). Distressed securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of such securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of such securities may be more complex than for issuers of higher quality debt securities. These securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. If an issuer of such securities defaults, in addition to risking payment of all or a portion of interest and principal, a Portfolio by investing in such securities, may incur additional expenses to seek recovery of its investment.

In determining suitability of investment in a particular unrated security, the adviser or subadviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

High Yield Foreign Sovereign Debt Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in high yield foreign sovereign debt securities, which are typically issued by foreign sovereign obligors in developing or emerging market countries. Such countries’ ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country’s cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International Monetary Fund (the “IMF”), the World Bank and other international agencies, the obligor’s balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a foreign sovereign obligor to obtain sufficient foreign exchange to service its external debt.
If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government’s implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

A Portfolio may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds. See “Brady Bonds.”

Investments in High Yield Foreign Sovereign Debt Securities are subject to risks similar to investments in “High Yield, High Risk Debt Securities.” See also “Fixed-Income Securities.”

Hybrid Instruments

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “Underlying Assets”) or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rate. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio.

Equity-linked debt securities are a type of hybrid instrument. At maturity, an equity-linked debt security of an issuer is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer’s common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer’s common stock might not be as high as the adviser or subadviser expected.

Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the adviser or subadviser to the Portfolios, other than the AB Global Dynamic Allocation Portfolio, Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse Balanced Plus Portfolio and Pyramis® Government Income Portfolio, do not anticipate that such investments will exceed 5% (10% with respect to T. Rowe Price Large Cap Growth Portfolio, T. Rowe Price Large Cap Value Portfolio, T. Rowe Price Mid Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio) of each Portfolio’s total assets.

Illiquid Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest up to 15% (5% in the case of BlackRock Ultra-Short Term Bond Portfolio) of their net assets in “illiquid securities,” that is, securities which in the opinion of the adviser or subadviser may not be resalable at the price at which the Portfolio is valuing the security, within seven days, except as qualified below. Illiquid securities include securities whose disposition is restricted by federal securities laws (other than Rule 144A securities deemed liquid by the Portfolio’s adviser or subadviser) and certificates of deposit and repurchase agreements of more than seven days duration or any time deposit with a withdrawal penalty. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Portfolio is in a position where more than 15% (5% in the case of BlackRock Ultra-Short Term Bond Portfolio) of the value of its net assets are invested in illiquid assets, the Portfolio is not required to immediately sell any illiquid securities if to do so would not be, in the adviser or subadviser’s opinion, in the best interest of the Portfolio’s shareholders.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). A Portfolio will not receive its sales proceeds until that time, which may constrain the Portfolio’s ability to meet its obligations (including obligations to redeeming shareholders). A Portfolio may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of the adviser or subadviser may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Limited Partnership and Limited Liability Company Interests. Certain Portfolios may invest in limited partnerships. A limited partnership interest entitles a Portfolio to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, a Portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership. Certain Portfolios may invest in limited liability company interests to the same extent they invest in limited partnership interests. Limited liability company interests have similar characteristics as limited partnership interests.

Investments in limited partnerships pose special investment risks. A limited partnership is generally taxed as a pass-through entity; i.e., the income and expenses of the partnership are not taxed at the partnership level but are passed through to its limited partners, such as the Portfolios, who include their pro rata share of the partnership’s income and expenses in their own taxes. This pass-through may potentially cause non-compliance by the Portfolios with certain tax laws and regulations to which the Portfolios are subject, and subject them to penalties under the tax laws, including possible loss of their own pass-through treatment under Subchapter M of the Code. Limited partnership units are typically illiquid and subject to contractual transfer restrictions; thus a Portfolio will generally not be able to sell an investment in a limited partnership but will be required to hold it for the entire term of the partnership. Certain decisions that could adversely affect the Portfolios, such as whether the limited partnership should be allowed to borrow money, may be made by a majority in interest of the limited partners. A Portfolio also bears indirectly its proportionate share of the limited partnership’s management fee and operating expenses. When a Portfolio makes an investment in a limited partnership, it typically signs a subscription agreement committing it to a certain investment amount; this amount is generally not paid all at once, but rather drawn down over time by the partnership’s general partner as investment opportunities present themselves. As a result, a Portfolio must set aside sufficient assets to be able to fund any future capital calls. Limited partnerships have relatively concentrated holdings; as a consequence, the return on a partnership may be adversely impacted by the poor performance of a small number of investments, especially if the partnership needs to mark down the valuation of one or more of its holdings.

Publicly traded partnerships (“PTP”) and master limited partnerships (“MLPs”) are generally limited partnerships (or limited liability companies), the units of which may be listed and traded on a securities exchange or are readily tradable on a secondary market (or its substantial equivalent). In addition to the risks associated with the underlying assets and exposures within a PTP or an MLP, a Portfolio’s investments in PTPs and MLPs are subject to other risks. The value of a PTP or an MLP will depend in part upon specialized skills of the PTP’s or MLP’s manager, and a PTP or an MLP may not achieve its investment objective. A PTP, MLP and/or its manager may lack, or have limited, operating histories. A Portfolio will be subject to its proportionate share of a PTP’s or an MLP’s expenses. A PTP or an MLP may be subject to a lack of liquidity and may trade on an exchange at a discount or a premium to its net asset value. Unlike ownership of common stock of a corporation, a Portfolio would have limited distribution rights in connection with its investment in a PTP or an MLP.

MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, and inadequate supply of external capital. There are also certain tax risks associated with investment in MLPs. The benefit derived from a Portfolio’s investment in MLPs is somewhat dependent on the MLP being treated as a partnership for federal income tax purposes, so any change to this status would adversely affect the price of MLP units. Historically, a substantial portion of the gross taxable income of MLPs has been offset by tax losses and deductions reducing gross income received by investors, and any change to these tax rules would adversely affect the price of an MLP unit.

Private Investment in Public Equity. Certain Portfolios may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Portfolio cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Inflation-Indexed Bonds

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury (“TIPS”) have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a

measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Indexed Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument. See also “Fixed-Income Securities.”

Interest Rate Transactions

As set forth in the “Investment Practices” section, certain of the Portfolios may engage in interest rate transactions, which include: (1) interest rate swaps, (2) puts and call options on interest rate swaps, (3) interest rate caps and floors, (4) interest rate futures contracts, and (5) put and call options on interest rate futures contracts.

Interest Rate Swaps and Related Caps and Floors

Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio may use these transactions for a variety of purposes, including hedging, but also for purposes of income enhancement and market exposure. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

Inasmuch as these swaps, caps, and floors are entered into for good faith hedging purposes, the adviser or subadvisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least “A” by Standard & Poor’s, Moody’s or Fitch or has an equivalent rating from another NRSRO or is determined to be of equivalent credit quality by the adviser or subadviser. For a description of the NRSROs and their ratings, see Appendix A. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

A Portfolio’s risk of loss from credit and counterparty risk arising from a swap is mitigated in part by having a master netting agreement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio with a third party to cover the Portfolio’s exposure to the counterparty. Under a master netting agreement, all amounts with a counterparty are terminated and settled on a net basis if an event of default occurs. In addition, with respect to swaps, a Portfolio will accrue the net amount of excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio’s net obligations, if any.

In addition to using interest rate swaps for hedging purposes, AB Global Dynamic Allocation Portfolio, Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Bond Income Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, MetLife Multi-Index Targeted Risk Portfolio, PanAgora Global Diversified Risk Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Pyramis® Government Income Portfolio, Pyramis® Managed Risk Portfolio, Schroders Global Multi-Asset Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio may use interest rate swaps for other investment purposes.

For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus, and this SAI) swap agreements are generally valued by the Portfolio at market value. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Options on Interest Rate Swap Agreements. The AB Global Dynamic Allocation Portfolio, Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, BlackRock Bond Income Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, JPMorgan Global Active Allocation Portfolio, PanAgora Global Diversified Risk Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Pyramis® Government Income Portfolio, Pyramis® Managed Risk Portfolio, Schroders Global Multi-Asset Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio may each purchase or sell options on interest rate swaps for hedging and other investment purposes. An option on an interest rate swap (also sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation in return for payment of a premium, to enter into a new interest rate swap. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change.

Purchase and Sale of Interest Rate Futures Contracts. A Portfolio may purchase and sell interest rate futures contracts on fixed-income securities or indices of such securities, including municipal indices and any other indices of fixed-income securities that may become available for trading, either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio’s average yield as a result of the shortening of maturities.

The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio’s short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio’s investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

A Portfolio will enter into interest rate futures contracts that are traded on national or foreign futures exchanges and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act (“CEA”) by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the Marché à Terme International de France, and in Tokyo at the Tokyo Stock Exchange.

With respect to interest rate futures contracts that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to interest rate futures contracts that are required to cash settle, however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio’s daily marked to market (net) obligation, if any (in other words, the Portfolio’s daily net liability, if any), rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled interest rate futures contracts, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the interest rate futures contract.

Options on Interest Rate Futures Contracts. A Portfolio may purchase and write call and put options on interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on interest rate futures, rather than selling futures contracts, in anticipation of a rise in interest rates or purchase call options or write put options on interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of debt securities that the Portfolio intends to purchase.

In connection with transactions in interest rate futures and related options on such futures, a Portfolio will be required to deposit as “initial margin” an amount of cash and short-term U.S. Government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

In addition to purchasing or selling options on interest rate/bond futures contracts for hedging purposes, Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, BlackRock Bond Income Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced

Portfolio, Brighthouse Balanced Plus Portfolio, PanAgora Global Diversified Risk Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Schroders Global Multi-Asset Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio may also purchase or sell options on interest rate/bond futures for other investment purposes.

Inverse Floaters

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in inverse floaters. An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed-rate bond. Brokers typically create inverse floaters by depositing an income-producing instrument, which may be a mortgage-backed security, in a trust. The trust in turn issues a variable rate security and inverse floaters. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. The market prices of inverse floaters may be highly sensitive to changes in interest rates and prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. Inverse floaters may not be as liquid as other securities in which the Portfolios may invest.

Investment Grade Corporate Debt Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in investment grade corporate debt securities. Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See Appendix A for a description of the various securities ratings.

Securities ratings represent the opinions of credit rating agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of securities. Securities ratings generally will be used by a Portfolio as one criterion for the selection of debt securities. A Portfolio also will rely upon the independent advice of its adviser or subadviser to evaluate potential investments. Among the factors that a Portfolio’s adviser or subadviser may consider are the long-term ability of an issuer to pay principal and interest and general economic trends. See also “Fixed-Income Securities.”

Loan Participations, Assignments, and Other Direct Indebtedness

As set forth in the “Investment Practices” section, certain of the Portfolios may invest a portion of their assets in loan participations (“Participations”) and other direct claims against a borrower. By purchasing a Participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the Portfolio’s having a contractual relationship only with the lender, not the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Portfolio more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, the value of any collateral from a secured loan may decline, and there is no assurance that the liquidation of collateral would satisfy the corporate borrowers’ obligation or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution that has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender’s interest in a loan either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

A Portfolio will acquire Participations only if the lender interpositioned between the Portfolio and the borrower is determined by the adviser or subadviser to be creditworthy.

The liquidity of such agreements will be determined by a Portfolio’s adviser or subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security, and (5) the nature of the marketplace for trades and other factors, if any which the adviser or subadviser deems relevant to determining the existence of a trading market for the Participations.

Money Market Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in money market securities. Money market securities in which a Portfolio may invest include U.S. Government securities, U.S. dollar denominated instruments (such as bankers’ acceptances, commercial paper, domestic or Yankee certificates of deposit, and Eurodollar bank obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches, as well as banks controlled by non-U.S. holding companies. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

Other money market securities in which a Portfolio may invest include certain variable- and floating-rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for certain of these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes, including municipal variable rate demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a NRSRO. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

Generally, a Portfolio will invest only in high quality money market instruments, i.e., securities that have been assigned the highest quality ratings by NRSROs such as “A-1” by Standard & Poor’s, “Prime-1” by Moody’s or “F1” by Fitch, or if not rated, determined to be of comparable quality by the Portfolio’s adviser or subadviser.

The following Portfolios may invest in money market instruments rated “A-3” by Standard & Poor’s, “Prime-3” by Moody’s and “F3” by Fitch, or if not rated, determined to be of comparable quality by the Portfolio’s adviser or subadviser:

•	AB Global Dynamic Allocation

•	Allianz Global Investors Dynamic Multi-Asset Plus

•	BlackRock Global Tactical Strategies

•	Brighthouse/Eaton Vance Floating Rate

•	Brighthouse/Templeton International Bond generally will only invest in money market instruments rated “Prime-1” or “Prime-2” by Moody’s, “A-1” or “A-2” by Standard & Poor’s or “F1” by Fitch or issued by companies having an outstanding debt issue currently rated “Aaa” or “Aa” by Moody’s, “AAA” or “AA” by Standard & Poor’s or “AAA” or “AA” by Fitch.

•	Brighthouse Balanced Plus

•	ClearBridge Aggressive Growth

•	Harris Oakmark International

•	Invesco Balanced-Risk Allocation

•	Invesco Mid Cap Value

•	JPMorgan Global Active Allocation

•	JPMorgan Small Cap Value

•	Loomis Sayles Global Markets

•	PanAgora Global Diversified Risk

•	PIMCO Inflation Protected Bond

•	PIMCO Total Return

•	Pyramis® Government Income

•	Pyramis® Managed Risk

•	TCW Core Fixed Income may invest in commercial paper rated within the two highest ratings categories by S&P or Moody’s or, if not rated, that is determined by the Adviser or TCW to be of comparable quality.

•	T. Rowe Price Large Cap Value (up to 10%)

•	Wells Capital Management Mid Cap Value may invest in money market instruments rated “A-2” by Standard & Poor’s, “Prime-2” by Moody’s and “F2” by Fitch.

Mortgage-Backed Securities, including Collateralized Mortgage Obligations

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in mortgage-backed securities. Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed securities is subject to interest rate risk and credit risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrower’s credit standing and repayment history. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates. The risk of default is generally higher in the case of mortgage pools that include subprime mortgages. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

Certain of the Portfolios may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Certain of the Portfolios may invest in To Be Announced (“TBA”) Mortgage Securities, which are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

A Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-backed securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with its investment objectives and policies, a Portfolio may invest in various tranches of CMO bonds, including support bonds.

CMO Residuals. Certain Portfolios may invest in CMO Residuals. CMO residuals are mortgage-backed securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs, which may be comprised of a number of tranches, and second to pay the related administrative expenses and any management fee of the issuer of the CMOs. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. Because the holders of CMO residuals are entitled only to excess cash flow after the payment after other obligations have been met, a Portfolio investing in CMO residuals may not recoup anything on its investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities. There can be no assurance that there will be a market for CMO residuals or that a Portfolio will be able to sell a CMO residual in which it may invest.

Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities, such as those issued by Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. For purposes of this section, “U.S. Government securities” refers not only to securities issued or guaranteed as to principal and interest by the U.S. Treasury, but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.

In September 2008, the U.S. Treasury announced that Fannie Mae and Freddie Mac were placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. The conservatorship has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether Fannie Mae or Freddie Mac will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. The FHFA, as conservator, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. Further, the FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, the U.S. Treasury took certain temporary actions in connection with the conservatorship, including entering into a contractual arrangement (each a “Senior Preferred Stock Purchase Agreement”) with each of Fannie Mae and Freddie Mac under which, if FHFA determines that Fannie Mae’s or Freddie Mac’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The aggregate amount that may be contributed under each Senior Preferred Stock Purchase Agreement may not exceed the greater of (a) $200 billion, or (b) $200 billion plus the cumulative total of amount due under the Senior Preferred Stock Purchase Agreement determined for calendar quarters in calendar years 2010, 2011, and 2012, less the amount by which the recipient’s (Fannie Mae or Freddie Mac, as the case may be) total assets exceed its total liabilities determined as of December 31, 2012. Fannie Mae and Freddie Mac are dependent upon the continued support of the U.S. Treasury and the FHFA in order to continue operating their businesses.

It is not known when or how the conservatorships will be terminated or what changes to Fannie Mae’s and Freddie Mac’s business structures will be made during or following the termination of the conservatorships. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the “Dodd-Frank Act”), required the Secretary of the Treasury to conduct a study and develop recommendations regarding the options for ending the conservatorships, including such options as the gradual winding-down and liquidation of Fannie Mae and Freddie Mac or the privatization of such entities. On February 11, 2011, the Treasury and the U.S. Department of Housing and Urban Development released their report to Congress on reforming America’s housing finance market. The report provides that the Obama Administration will work with FHFA to determine the best way to responsibly reduce Fannie Mae’s and Freddie Mac’s role in the market and ultimately wind down both institutions.

On February 18, 2009, the Obama Administration announced the Making Home Affordable Plan (formerly the Homeowner Affordability and Stability Plan). Among the provisions were the following: (i) an initiative to allow mortgages currently owned or guaranteed by Fannie Mae and Freddie Mac to be refinanced without obtaining additional credit enhancement beyond that already in place for that loan; and (ii) an initiative to encourage modifications of mortgages for both homeowners who are in default and those who are at risk of imminent default, through various government incentives to servicers, mortgage holders and homeowners. To the extent that servicers and borrowers of Fannie Mae and Freddie Mac participate in these programs in large numbers, it is likely that the costs incurred by Fannie Mae and Freddie Mac associated with modifications of loans, servicer and borrower incentive fees and the related accounting impacts will be substantial.

Although some of these programs are designed to protect holders of the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac, no assurance can be given that the initiatives described above will be successful. The obligations of Fannie Mae and Freddie Mac are neither insured nor guaranteed by the United States and do not constitute a debt or obligation of the United States or any agency thereof other than Fannie Mae and Freddie Mac.

Mortgage Dollar Roll Transactions

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in mortgage dollar roll transactions. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the adviser or subadviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will segregate or earmark cash or other liquid assets until the settlement date in an amount equal to the forward purchase price.

Municipal Fixed-Income Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in municipal fixed-income securities. A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works including residual interest bonds. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

Municipal bonds are mainly divided between “general obligation” and “revenue” bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer’s general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer’s taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by a particular project or facility.

A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue’s size, maturity date and rating. Municipal bonds are rated by Standard & Poor’s, Moody’s and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by a Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio’s adviser or subadviser would consider such events in determining whether the Portfolio should continue to hold it.

The ability of a Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio’s ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio’s adviser or subadviser may lack sufficient knowledge of an issue’s weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by a Portfolio. If such legislation were passed, the Trusts’ Boards of Trustees may recommend changes in the Portfolio’s investment objectives and policies. See “Fixed-Income Securities.”

New Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in newly developed types of securities and related instruments that have attributes and risk profiles consistent with a Portfolio’s objective and strategies. There is typically less publicly available information about new securities as there is for similar investments that have been available for sale for longer. New securities may also be subject to, among others, market risk, liquidity risk, and interest rate risk.

Obligations of Supra-national Agencies

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in obligations issued by supra-national agencies such as the World Bank, which was chartered to finance development projects in developing member countries; the European Coal and Steel Community, which is an economic union of various European nations’ steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supra-national agencies are not considered U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government.

Options and Futures Strategies

As set forth in the “Investment Practices” section, certain of the Portfolios may engage in options and futures strategies, which include: (1) stock index futures contracts, bond futures contracts, credit default swap index futures contracts, U.S. Treasury futures contracts, commodity futures contracts, and contracts for difference and (2) put and call options on securities, stock indices and stock index futures contracts. A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its adviser or subadviser plans to purchase through the writing and purchase of options, including options on stock indices, and the purchase and sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio’s current return.

The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. Government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its adviser or subadviser determines is appropriate in seeking to attain the Portfolio’s investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered “covered” if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain cash or liquid assets in a segregated account at the Trust’s custodian bank or earmark liquid assets with a value equal to or greater than the Portfolio’s obligation under the option. A written call option is also covered if the Portfolio maintains cash or liquid assets in a segregated bank account at the Trust’s custodian bank with a value equal to or greater than the Portfolio’s obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

A Portfolio will receive a premium from writing an option, which increases the Portfolio’s return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

A Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security’s market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

In addition to purchasing equity options for hedging purposes, the AB Global Dynamic Allocation Portfolio, Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, Brighthouse Balanced Plus Portfolio and PanAgora Global Diversified Risk Portfolio may sell covered call equity options for other investment purposes. The AB Global Dynamic Allocation Portfolio, Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, Brighthouse Balanced Plus Portfolio and PanAgora Global Diversified Risk Portfolio may also purchase equity options for other investment purposes.

Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options on stock indices include options on the Standard & Poor’s 500 Composite Stock Price Index, the NYSE Composite Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

If a Portfolio’s adviser or subadviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio’s adviser or subadviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio’s position in such put option or futures contract.

In addition to entering into stock index futures transactions for hedging purposes, the AB Global Dynamic Allocation Portfolio, Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, BlackRock Large Cap Value Portfolio, Brighthouse/Dimensional International Small Company Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse/Wellington Large Cap Research Portfolio, Brighthouse Balanced Plus Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Multi-Index Targeted Risk Portfolio, MetLife MSCI EAFE® Index Portfolio, MetLife Russell 2000® Index Portfolio, MetLife Stock Index Portfolio, PanAgora Global Diversified Risk Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Pyramis® Managed Risk Portfolio and Schroders Global Multi-Asset Portfolio each may enter into stock index futures transactions for other investment purposes as a part of the Portfolio’s investment strategy. The Allianz Global Investors Dynamic Multi-Asset Plus Portfolio and PanAgora Global Diversified Risk Portfolio each may also enter into bond index futures transactions for other investment purposes as a part of the Portfolio’s investment strategy.

Options on Stock Index Futures Contracts. A Portfolio may purchase and write call and put options on stock index futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or purchase call options or write put options on stock index futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities that the Portfolio intends to purchase.

In connection with transactions in stock index options and stock index futures, a Portfolio will be required to deposit as “initial margin” an amount of cash and short-term U.S. Government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

In addition to using options on stock index futures for hedging purposes, the Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, Brighthouse/Dimensional International Small Company Portfolio, JPMorgan Global Active Allocation Portfolio and PanAgora Global Diversified Risk Portfolio each may use options on stock index futures for other investment purposes as a part of the Portfolio’s investment strategy.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on a Portfolio’s ability to terminate options and futures positions at times when its adviser or subadviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its adviser or subadviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The adviser and subadvisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. However, a Portfolio may also purchase and sell options in the over-the-counter market. The Adviser or subadviser may determine certain over-the-counter options to be illiquid. A Portfolio’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The use of options and futures for hedging purposes involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio’s adviser or subadviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

Contracts for Difference. A contract for difference (“CFD”) is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Portfolio buys a long CFD and the underlying security is worth less at the end of the contract, the Portfolio would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, or the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Portfolio’s shares, might decrease. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.

Other Investment Companies, Including Exchange-Traded Funds

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in the securities of other investment companies, including open-end and closed-end investment companies, ETF, and business development companies (“BDCs”). The 1940 Act imposes certain limitations on a Portfolio’s ability to acquire the securities of other investment companies, including ETFs. Specifically, the 1940 Act prohibits a registered investment company (and companies or investment companies it controls) from: (1) acquiring more than 3% of an investment company’s total outstanding voting securities; (2) investing more than 5% of its total assets in any one investment company; or (3) investing, in the aggregate, more than 10% of its total assets in other investment companies. Notwithstanding these statutorily-imposed limitations, a Portfolio may acquire the securities of other investment companies in excess of the foregoing limitations, provided that such investments are made in accordance with other provisions of the 1940 Act or applicable SEC rules. Moreover, certain investment companies, such as the Portfolios, may obtain exemptive orders from the SEC which permit them to invest in the securities of other investment companies in excess of the limitations set forth above. In addition, certain investment companies, including ETFs, may obtain exemptive orders from the SEC which permit investment companies unaffiliated with such companies to acquire their securities in excess of the limitations set forth above.

Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies’ portfolio securities. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a “passive foreign investment company” or “PFIC” regardless of whether such “passive foreign investment company” makes distributions to the Portfolio. Each Portfolio does not intend to invest in other investment companies unless, in the adviser’s or subadviser’s judgment, the potential benefits exceed associated costs.

Exchange-traded funds. Certain Portfolios may invest in ETFs. ETFs are subject to risks similar to the risks of investing in the securities of investment companies. ETFs are investment companies that are registered under the 1940 Act as open-end management investment companies or unit investment trusts (“UITs”). Unlike typical open-end management investment companies or UITs, ETFs do not sell or redeem their shares at net asset value. Instead, ETFs sell and redeem their shares at net asset value only in large blocks (such as 50,000 ETF shares). In addition, national securities exchanges, including the NASDAQ, list ETF shares for trading, thus permitting investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end management investment companies and UITs, which issue redeemable shares, and of exchange-traded closed-end management investment companies, which issue shares that trade at negotiated prices on national securities exchanges and are generally not redeemable.

The redemption price (and therefore the sale price) for shares of ETFs is derived from and based upon the ETFs’ portfolio holdings. Accordingly, the level of risk involved in the purchase, redemption or sale of an ETF is similar to the risk involved in the purchase or sale of traditional securities, with the exception that the price of ETFs is based on the value of a basket of underlying portfolio holdings. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio holdings and due to supply and demand for the ETFs on the exchanges on which they trade (which may result in their trading at a discount or premium to their net asset value). Disruptions in the markets for the portfolio holdings underlying an ETF could result in the ETF incurring losses.

There are various types of ETFs. Some ETFs seek to track the performance of either a particular broad market index, such as the S&P 500 Index or Bloomberg Barclays Aggregate Bond Index, or a specialized index that focuses on a particular geographic region, sector or industry. Rather than track a particular index, other ETFs invest in commodities, currencies, real estate or bank loans. Still other ETFs are designed either to provide returns that amplify the returns of a particular market index or market sector (so-called leveraged ETFs) or to provide returns that are the opposite of the returns of a particular market index or market sector (so-called inverse ETFs).

Leveraged and inverse ETFs are commonly referred to as synthetic ETFs because they use synthetic derivative instruments in an effort to achieve their investment objectives. A leveraged or inverse ETF’s use of derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested. Derivative instruments, particularly when used to create leverage, may expose a leveraged or inverse ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the underlying reference instrument. The use of aggressive investment techniques by a leveraged or inverse ETF also exposes that ETF to risks different from, or possibly greater than, the risks associated with traditional investing. These risks include, but are not limited to: (1) the risk that an instrument is mispriced; (2) credit or counterparty risk on the amount the ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and the ETF will incur significant losses; (4) the risk that there may be imperfect correlation between the prices of derivative instruments and movements in the prices of the underlying reference instruments; (5) the risk that the cost of holding a derivative instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, which may make it difficult or impossible to adjust an ETF’s position in a particular derivative instrument when desired.

There is no assurance that the requirements of a national securities exchange necessary to maintain the listing of an ETF will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting an ETF should occur in the future, the liquidity and value of a Portfolio’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of an ETF as part of its investment strategy.

Common examples of ETFs include SPDRs, iShares, Vanguard ETFs, and ProShares ETFs. A Portfolio may, subject to applicable limitations that are discussed in this SAI Information and the relevant prospectus, invest in these and other ETFs.

Business Development Companies. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with management assistance. Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, which may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. Certain BDCs in which a Portfolio may invest may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s common share income may fall if the dividend rate on any preferred shares or the interest rate on any borrowings of the BDC rises.

Each American Allocation Portfolio, each Trust II Allocation Portfolio and the Trust I Allocation Portfolio invest substantially all of their assets in the securities of other investment companies. The Brighthouse Balanced Plus Portfolio and MetLife Multi-Index Targeted Risk Portfolio invest a substantial portion of their respective assets in the securities of other investment companies. Each ETF Portfolio as well as the BlackRock Global Tactical Strategies Portfolio invests a substantial portion of its assets in ETFs.

Payment-in-Kind (“PIK”) Securities

As indicated in the “Investment Practices” section, certain of the Portfolios may invest in PIK Bonds. PIK Bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value, due to changes in interest rates, than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio’s distribution obligations.

Portfolio Turnover

The Portfolios’ adviser or subadvisers generally will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio’s annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio’s performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. While it is impossible to predict portfolio turnover rates, the adviser and subadvisers to the Portfolios do not anticipate the turnover rate to exceed 100%, except as follows.

Turnover Rate	Portfolio
100% to 250%	Allianz Global Investors Dynamic Multi-Asset Plus
AQR Global Risk Balanced
BlackRock Global Tactical Strategies
BlackRock Large Cap Value
Invesco Balanced-Risk Allocation
JPMorgan Global Active Allocation
PanAgora Global Diversified Risk
Pyramis® Managed Risk
Schroders Global Multi-Asset
TCW Core Fixed Income
Western Asset Management Strategic Bond Opportunities
251% to 500%	PIMCO Total Return
Pyramis® Government Income
Western Asset Management U.S. Government
Over 501%	BlackRock Bond Income

The portfolio turnover rates of each Portfolio for the last five fiscal years (or the life of the Portfolio for those Portfolios that have not been in existence for less than five years) are included in each Portfolio’s Prospectus under “Financial Highlights.” A Portfolio’s turnover rate may vary significantly from time to time depending on the volatility of economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in a Portfolio’s subadviser.

Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of a Portfolio’s portfolio turnover rate that is reported in the Portfolio’s Prospectus. If these instruments were included in that calculation, a Portfolio may have a relatively high portfolio turnover rate (typically in excess of 100%).

The portfolio turnover for the Master Fund is described in the summary prospectus and prospectus for the Master Fund, which are delivered together with the Summary Prospectus and Prospectus, as applicable, for the Feeder Portfolio. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses.

Preferred Stocks

As set forth in the “Investment Practices” section, certain of the Portfolios may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation. Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Trust Preferred Securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and therefore subject to restrictions on resale. See “Rule 144A Securities and Other Private Placement Securities.” There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Portfolio, to sell their holdings. The condition of the financial institution is considered to determine the risks of the trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Portfolio.

Real Estate Investments (Real Estate Investment Trusts and Real Estate Operating Companies)

As set forth in the “Investment Practices” section, certain of the Portfolios may make investments related to real estate (“Real Estate Investments”), including REITs and real estate operating companies (“REOCs”).

Risks associated with Real Estate Investments include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; and the appeal of properties to tenants. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REOCs are similar to REITs in that they both may own and operate commercial and other real estate properties or make other real estate investments. The value of a Portfolio’s REOC investments generally may be adversely affected by the same factors that adversely affect REITs. REOCs, however, do not elect to be taxed as REITs. As a result, REOCs have fewer restrictions on their investments and do not typically pay any specific level of income. Unlike REITs, a REOC may invest all of its cash flow from operations back into the company which allows it to, for example, finance acquisitions and development projects to grow its business. REOCs do not benefit from the favorable tax treatment that is accorded to REITs.

Recent Events

Over the past several years, the United States and other countries have experienced significant disruptions to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the Portfolios may invest. During periods of extreme market volatility, prices of securities held by the Portfolios, Underlying Portfolios, Underlying ETFs, and Master Fund may be adversely affected due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Portfolios, Underlying Portfolios, Underlying ETFs, and Master Fund could go down, at times without regard to the financial condition of or specific events affecting the issuer of the security.

The instability in the financial markets has led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity. Federal, state, and other governments, their regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolios, Underlying Portfolios, Underlying ETFs, and Master Fund invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolios, Underlying Portfolios, Underlying ETFs, and Master Fund themselves are regulated. Such legislation or regulation could limit or preclude the Portfolios’, Underlying Portfolios’, Underlying ETFs’, and Master Fund’s ability to achieve their investment objectives.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Act and regulations promulgated thereunder require derivatives to be reported, certain derivatives to be cleared and certain derivatives to be traded on an exchange or swap execution facility, and will impose minimum margin requirements on uncleared derivatives and business conduct requirements on dealers. The European Union (and some other countries) are implementing similar requirements, which will affect a Portfolio, Underlying Portfolio, Underlying ETF or Master Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. These rules are new and evolving (and some of the rules are not yet final), so their ultimate impact remains unclear. New regulations promulgated by the CFTC, the SEC or other regulatory bodies could, among other things, restrict a Portfolio’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to a Portfolio) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Portfolio may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which a Portfolio engages in derivative transactions also could prevent the Portfolio from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Portfolio’s ability to achieve its investment objectives or implement its investment strategies.

Reduced liquidity in credit and fixed-income markets may continue to negatively impact issuers worldwide. Illiquidity in these markets may reduce the amount of credit available to purchasers of raw materials, goods, and services, which may, in turn, place downward pressure on the prices of economic staples. It may also result in issuers facing increased difficulty obtaining financing and ultimately a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on the Portfolios, Underlying Portfolios, Underlying ETFs, and Master Fund.

In the wake of the financial crisis that began in 2007, the Federal Reserve System attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (the “quantitative easing program”). As a result, the United States is experiencing historically low interest rate levels. A low interest rate environment may have an adverse impact on a Portfolio’s ability to provide a positive yield to its shareholders and pay expenses out of Portfolio assets because of the low yields from the Portfolio’s portfolio investments.

However, with continued economic recovery and the cessation of the quantitative easing program, the Portfolios may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Portfolio investments, which could cause the value of a Portfolio’s investments and a Portfolio’s share price to decline or create difficulties for the Portfolio in disposing of investments. A Portfolio that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a Portfolio that does not invest in derivatives. If rising interest rates cause a Portfolio to lose enough value, the Portfolio could also face increased shareholder redemptions, which could force the Portfolio to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. To the extent a Portfolio experiences high redemptions because of these policy changes, a Portfolio may experience increased portfolio turnover, which will increase the costs that a Portfolio incurs and lower a Portfolio’s performance.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation, and performance of the Portfolios’, Underlying Portfolios’, Underlying ETFs’, and Master Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Portfolios, Underlying Portfolios, Underlying ETFs, and

Master Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolios, Underlying Portfolios, Underlying ETFs, and Master Fund. The Portfolios have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Adviser and subadvisers will monitor developments and seek to manage the Portfolios in a manner consistent with achieving the Portfolios’ investment objectives, but there can be no assurance that they will be successful in doing so.

Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. There have been rising delinquency rates in loans to weaker borrowers, specifically in the subprime mortgage sector, that have caused rising defaults on loans. These defaults have caused significant declines in the values of many mortgage-related investments, especially those subordinated to other interests and those backed by sub-prime obligations. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the mortgage- and asset-backed securities market, especially the sub-prime market. These events may increase the risk associated with these investments, including the volatility and illiquidity of these investments, and may make such investments more difficult to value.

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Government agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels are not necessarily indicators or causes of economic problems, they may create certain systemic risks if sound debt management practices are not implemented. In August 2011, S&P lowered its long-term sovereign credit rating on the United States. Among other reasons for the downgrade, S&P cited controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and volatility. The downgrade may also adversely affect the market prices and yields of securities backed by the United States.

The European Union (“EU”) is an economic and political union of most western European countries and a growing number of eastern European countries, each known as a member state. One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the Economic and Monetary Union (“EMU”), which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (“ECB”).

The global economic crisis that began in 2008 has caused severe financial difficulties for many EU countries, pushing some EU countries to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Recovery from the crisis has been challenged by high unemployment and budget deficits as well as by weaknesses in sovereign debt issued by Greece, Spain, Portugal, the Republic of Ireland, Italy and other EU countries. The sovereign debt of several of these countries was downgraded in 2012 and many remain subject to further downgrades, which may have a negative effect on European and non-European banks that have significant exposure to sovereign debt. Since 2010, several countries, including Greece, Italy, Spain, the Republic of Ireland and Portugal, agreed to multi-year bailout loans from the ECB, the International Monetary Fund, and other institutions. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms. In the wake of the crisis, EU countries will need to make economic and political decisions in order to restore economies to sustainable growth. While a number of initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected but the exact nature and effect of this regulation is still unknown.

Some EU countries may continue to be dependent on assistance from the ECB, the International Monetary Fund, or other governments and institutions. Such assistance could depend on a country’s implementation of reforms or attainment of a certain level of performance. Failure by one or more EU countries to reach those objectives or an insufficient level of assistance could result in a deeper or prolonged economic downturn, which could have a significant adverse effect on the value of investments in European countries. By adopting the euro, a member country relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU and may be limited to some degree from implementing their own economic policies. The euro may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.

Additionally, it is possible that EMU member countries could voluntarily abandon the euro or involuntarily be forced out of the EU, including by way of a partial or complete dissolution of the monetary union. The effects of such outcomes on the rest of the Eurozone and global markets as a whole are unpredictable, but are likely to be negative, including adversely impacted market values of Eurozone and various other securities and currencies, redenomination of certain securities into less valuable local currencies, and more volatile and illiquid markets. Under such circumstances, investments denominated in euros or replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired and the value of euro-denominated investments may decline significantly and unpredictably.

At a referendum in June 2016, the United Kingdom (the UK) voted to leave the European Union (EU). In connection with the British exit from the EU (commonly known as “Brexit”), it is expected that the UK will invoke article 50 of the Treaty of Lisbon to withdraw from the EU in due course; however, there is a significant degree of uncertainty about how negotiations relating to the UK’s withdrawal and new trade agreements will be conducted, as well as the potential consequences and precise timeframe for Brexit. It is expected that the UK’s exit from the EU will take place within two years of the UK notifying the European Council that it intends to withdraw from the EU. During this period and beyond, the impact of any partial or complete dissolution of the EU on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally, which may adversely affect the value of the Portfolio’s investments.

Repurchase Agreements

As indicated in the “Investment Practices” section, certain of the Portfolios may enter into repurchase agreements with qualified banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution that agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than a year) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio’s holding period. This results in a fixed rate of return insulated from market fluctuation during that holding period.

Repurchase agreements may have the characteristics of loans by a Portfolio. During the term of the repurchase agreement, a Portfolio retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreements falls below the resale amount provided under the repurchase agreement. A Portfolio will only enter into repurchase agreements with eligible broker-dealers or bank counterparties whose creditworthiness is determined to be satisfactory by the Portfolio’s subadviser, pursuant to guidelines adopted by the Trust. Generally, a Portfolio does not invest in repurchase agreements maturing in more than seven days. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. In the event a repurchase agreement is considered a loan and the seller defaults, the Portfolio might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Reverse Repurchase Agreements

As indicated in the “Investment Practices” section, certain of the Portfolios may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian, cash or other liquid assets having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. If interest rates rise during the period a reverse repurchase agreement is held, it may adversely affect the Portfolio’s net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and to the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets as described above, such transactions would be subject to a Portfolio’s limitations on borrowings.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligation to repurchase the securities, and a Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rights and Warrants

As indicated in the “Investment Practices” section, certain of the Portfolios may purchase rights and warrants. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

Low Exercise Price Call Warrants. Low exercise price call warrants, sometimes also referred to as equity-linked participation certificates, are used to gain exposure to stocks in difficult to access local markets. These warrants typically have a strike price set where the value of the warrants will be identical to the price of the underlying stock. The value of these warrants fluctuates in line with the value of the underlying stock price and therefore, the risk and return profile of the warrants is virtually the same as owning the underlying securities. These warrants have no voting rights. Dividends issued to the warrant issuer by the underlying company will be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. In addition, these warrants are not exchangeable into the ordinary shares of the underlying stock. These warrants are typically sold in private placement transactions and may be classified as derivative instruments.

Rule 144A Securities and other Private Placement Securities

As indicated in the “Investment Practices” section, certain of the Portfolios may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors (and, in the case of Rule 144A securities, to qualified institutional buyers), such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. Rule 144A and other private placement securities are treated as illiquid, unless the Portfolio’s adviser or subadviser has determined, under guidelines established by the Trusts’ respective Boards of Trustees, that the particular issue of Rule 144A or other private placement securities is liquid. Rule 144A and other private placement securities are also subject to, among others, liquidity risk, market risk, and interest rate risk.

Securities Loans

As indicated in the “Investment Practices” section, certain of the Portfolios may make loans of portfolio securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. During the period of a loan, the borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain a portion of the interest received on investment of cash collateral, but bear the risk of loss on any collateral so invested, or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Additional risks include the possible decline in the value of securities acquired with cash collateral. The Portfolios may invest cash collateral in high quality instruments with short maturities, money market fund securities, repurchase agreements with respect to U.S. Government Securities and/or repurchase agreements with respect to other securities, including equity securities. Repurchase agreements with respect to equity securities typically pay higher yields than repurchase agreements with respect to U.S. Government Securities, but are subject to greater risk of loss to the Portfolio if the value of such securities declines and the counterparty defaults on its obligation to repurchase such securities.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities and marked-to-market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under a Portfolio’s securities lending program. While the securities are on loan, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on notice equal to one standard settlement period for the loaned securities or, in connection with securities traded on foreign markets, within such longer settlement period as is customary for purchases and sales of such securities in such foreign markets. A Portfolio has the right to terminate a loan at any time. A Portfolio will generally not have the right to vote securities while they are being loaned, but its adviser or subadviser will seek to call a loan in anticipation of any vote the adviser or subadviser deems to be material to a Portfolio’s investment. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the adviser or subadviser to be of good standing and will not be made unless, in the judgment of the adviser or subadviser, the consideration to be earned from such loans would justify the risk.

Senior Loans and Other Direct Indebtedness

As indicated in the “Investment Practices” section, certain of the Portfolios may invest in senior floating rate loans (“Senior Loans”) of domestic and foreign borrowers (“Borrowers”), and other direct indebtedness. Senior Loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities.

A Senior Loan is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

A Portfolio typically purchases “Assignments” from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

A Portfolio also may invest in “Participations.” Participations by a Portfolio in a Loan Investor’s portion of a Senior Loan typically will result in the Portfolio having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower, and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Portfolio may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Portfolio may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Portfolio with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Except as described below, a Portfolio will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Portfolio and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody’s or comparably rated by another NRSRO or determined by the adviser or subadviser to be of comparable quality). Securities rated Baa by Moody’s have speculative characteristics. Similarly, except as described below, a Portfolio will purchase an Assignment or Participation or act as a Loan Investor with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by the adviser or subadviser to be of comparable quality. With respect to the BlackRock High Yield Portfolio, Brighthouse/Eaton Vance Floating Rate Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, PIMCO Inflation Protected Bond Portfolio, and PIMCO Total Return Portfolio, the Portfolios may invest in Participations or Assignments with credit quality comparable to that of issuers of their respective securities investments.

Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, there is typically less public information available about a specific loan than there would be if the loan were registered or traded on exchange. Loans may also not be considered “securities,” and purchasers, such as the Portfolios, may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans it owns in the event of fraud or misrepresentation by a borrower.

A Portfolio may come into possession of material non-public information about a borrower as a result of its ownership of a Senior Loan or other debt instrument of such borrower. Because of prohibitions on trading in securities of issuers while possessing such information, a Portfolio might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.

Loan Collateral. In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to: (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a Senior Loan.

Borrower Covenants. Certain Borrowers must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. A Portfolio will generally rely upon the Agent or an intermediate participant to receive and forward to the Portfolio its portion of the principal and interest payments on the Senior Loan. Failure by the Agent to fulfill its obligations may delay or adversely affect receipt of payment by a Portfolio. Furthermore, unless under the terms of a Participation Agreement a Portfolio has direct recourse against the Borrower, the Portfolio will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, a Portfolio will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Portfolio and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC-insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of a Portfolio were determined to be subject to the claims of the Agent’s general creditors, the Portfolio might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

Prepayments. Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Portfolio derives interest income will be reduced. However, a Portfolio may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former.

A Portfolio may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Portfolio may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

A Portfolio will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, a Portfolio may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and indirectly, Senior Loans.

Lenders can be sued by other creditors and shareholders. Losses could be greater than the original loan amount and occur years after the loan’s recovery. If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate a Portfolio’s security interest in the loan collateral or subordinate the Portfolio’s rights under the Senior Loan to the interests of the Borrower’s unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect a Portfolio’s performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to a Portfolio. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Portfolio’s security interest in loan collateral. If a Portfolio’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Portfolio would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the loan, or the Portfolio could also have to refund interest.

A Portfolio may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Portfolio’s purchase of a Senior Loan. A Portfolio may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the subadviser, may enhance the value of a Senior Loan or would otherwise be consistent with a Portfolio’s investment policies.

Trading Issues. Senior Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of Senior Loans are generally subject to contractual restrictions that must be satisfied before a Senior Loan can be bought or sold. These restrictions may (i) impede a Portfolio’s ability to buy or sell Senior Loans; (ii) negatively affect the transaction price; (iii) affect the counterparty credit risk borne by a Portfolio; (iv) impede a Portfolio’s ability to timely vote or otherwise act with respect to Senior Loans; and (v) expose a Portfolio to adverse tax or regulatory consequences. It may take longer than seven days for transactions in Senior Loans to settle, which may affect a Portfolio’s process for meeting redemptions. Portfolios may hold cash, sell securities or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs.

Regulatory Changes Affecting Senior Loans. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

Junior Loans. A Portfolio may invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”). Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets, such as property, plants, or equipment. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower.

A Portfolio may purchase Junior Loan interests either in the form of an assignment or a loan participation. As the purchaser of an assignment, a Portfolio would typically succeed to all of the rights and obligations of the assigning investor under the loan documents. In contrast, loan participations typically result in the purchaser having a contractual relationship only with the seller of the loan interest, not with the Borrower. As a result, the loan is not transferred to the loan participant. The loan participant’s right to receive payments from the Borrower derives from the seller of the loan participation. The loan participant will generally have no right to enforce compliance by the Borrower with the terms of the loan agreement. Lastly, the loan participant’s voting rights may be limited.

Bridge Loans. A Portfolio may acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Portfolio may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. Bridge loans or bridge facilities are short-term loan arrangements (generally 12 to 18 months) typically secured by a Borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the Borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A Borrower’s use of bridge loans also involves the risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness. From time to time, the Portfolio may make a commitment to participate in a bridge loan facility, obligating itself to participate in the facility if it funds. In return for this commitment, a Portfolio receives a fee.

Short Sales

As indicated in the “Investment Practices” section, certain of the Portfolios may enter into short sales. A Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

Certain of the Portfolios may make short sales of a security they do not own. These short sales are referred to as “naked” short sales. To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Special Situations

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in special situations. Periodically, a Portfolio, such as Oppenheimer Global Equity Portfolio, might use aggressive investment techniques. These might include seeking to benefit from what the adviser or subadviser of the Portfolio perceives to be “special situations,” such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur as expected by the adviser or subadviser, which could have a negative impact on the price of the issuer’s securities. The Portfolio’s investment might not produce the expected gains or could incur a loss.

Standby Commitment Agreements

As indicated in the “Investment Practices” section, certain of the Portfolios may enter into standby commitment agreements. Standby commitment agreements are agreements that obligate a party, for a set period of time, to buy a certain amount of a security that may be issued and sold at the option of the issuer. The price of a security purchased pursuant to a standby commitment agreement is set at the time of the agreement. In return for its promise to purchase the security, a Portfolio receives a commitment fee based upon a percentage of the purchase price of the security. The Portfolio receives this fee whether or not it is ultimately required to purchase the security.

There is no guarantee that the securities subject to a standby commitment agreement will be issued or, if such securities are issued, the value of the securities on the date of issuance may be more or less than the purchase price. A Portfolio will limit its investments in standby commitment agreements with remaining terms exceeding seven days pursuant to the limitation on investments in illiquid securities. A Portfolio will record the purchase of a standby commitment agreement, and will reflect the value of the security in the Portfolio’s net asset value, on the date on which the security can reasonably be expected to be issued.

Stripped Mortgage Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in stripped mortgage securities. Stripped mortgage securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage securities may be more volatile and less liquid than that for other mortgage securities, potentially limiting the Portfolios’ ability to buy and sell those securities at any particular time.

In the case of privately issued stripped mortgage securities, the Trusts take the position that such instruments do not represent interests in any particular industry or group of industries.

Structured Notes

As indicated in the “Investment Practices” section, certain of the Portfolios may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) (i.e., a commodity-linked note), a foreign currency, an index of securities (such as the S&P 500 Index), an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the LIBOR). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply increased or reduced.

Structured notes can serve many different purposes in the management of a Portfolio. For example, they can be used to increase a Portfolio’s exposure to changes in the value of assets that the Portfolio would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments a Portfolio holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of a Portfolio’s portfolio as a whole.

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Portfolio’s investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Structured notes may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments. Investments in structured notes are generally of a class of structured notes that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured notes typically have higher yields and present greater risks than unsubordinated structured securities. Many structured notes have limited or no liquidity, so that a Portfolio would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the adviser’s or subadviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the adviser’s or subadviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. See also “Credit Linked Notes” above.”

Swaps, Caps, Floors, Collars, Etc.

As indicated in the “Investment Practices” section, certain of the Portfolios may enter into interest rate, currency, and index swaps, as well as the purchase or sale of related caps, floors, collars, and other derivatives. A Portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Portfolio generally will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Portfolio may be obligated to pay.

A Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements may be privately negotiated in the over-the-counter market or executed in a multilateral or other trade facility platform, such as a registered swap execution facility.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the Portfolio may not be able to enter into swaps that meet its investment needs. The Portfolio also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse. The margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Also, since each Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members”) can participate directly in the clearinghouse, the Portfolios hold cleared derivatives through accounts at a clearing member. Clearing members can demand additional margin. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. The Portfolio will assume the risk that the clearinghouse and the Portfolio’s clearing member may be unable to perform their obligations. Not all derivative transactions are currently eligible for clearing.

In connection with swap agreements, securities or cash may be received by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default, bankruptcy or insolvency of the counterparty. A Portfolio will maintain cash or appropriate liquid assets in a segregated custodial account, or in a manner consistent with Section 18 of the 1940 Act and applicable SEC guidance, to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio’s accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio’s accrued obligations under the agreement. To the extent that a Portfolio maintains in a segregated account with its custodian or earmarks liquid assets sufficient to meet its obligations under swaps, caps, floors, collars or other similar derivatives, these investments will not constitute senior securities under the 1940 Act, and, thus, will not be treated as being subject to the Portfolio’s borrowing restrictions.

A Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Portfolio’s subadviser. A Portfolio’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Portfolio. If a counterparty’s creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a counterparty defaults, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction, though these may be limited by applicable law in the case of a counterparty’s insolvency.

The liquidity of such agreements will be determined by a Portfolio’s subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Portfolio’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the restriction on investments in illiquid securities. Caps, floors and collars may not be as liquid as swaps.

A Portfolio may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the “premium”) of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Swaptions are generally subject to the same risks involved in a Portfolio’s use of options. See “Purchasing and Selling Options” above.

The Portfolios may enter into total return swaps. Total return swaps are used either as substitutes for owning the physical securities that comprise a given market index or as a means of obtaining non-leveraged exposure in markets where no physical securities are available, such as an interest rate index. Total return refers to the payment (or receipt) of an index’s total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide a Portfolio with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.

See also, “Credit Default Swaps,” “Foreign Currency Transactions, including Currency Forward Contracts, Currency Futures, and Currency Options,” and “Interest Rate Transactions.”

Trade Claims

As indicated in the “Investment Practices” section, certain of the Portfolios may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

U.S. Government Securities

As indicated in the “Investment Practices” section, certain of the Portfolios may invest in U.S. Government securities. Securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance. U.S. Government securities also include obligations issued or guaranteed by agencies and government-sponsored entities that are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association (“Ginnie Mae”)), (ii) the limited authority of the issuer to borrow from the U.S. Treasury or (iii) the authority of the U.S. Government to purchase certain obligations of the issuer (such as securities of Fannie Mae). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law. See also “Fixed-Income Securities.”

Yankee Bonds and Eurobonds

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in Yankee bonds and Eurobonds. Yankee bonds are bonds denominated in U.S. dollars and issued by foreign entities for sale in the United States. Eurobonds are foreign bonds issued by government and corporate issuers and issued and traded in countries other than the country whose currency is used.

Eurobonds and Yankee bonds are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. However, Eurobonds (and to a limited extent, Yankee bonds) also are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers. Yankee bonds are also affected by interest rates in the U.S.

Zero Coupon Bonds and Deferred Interest Bonds

As indicated in the “Investment Practices” section, certain of the Portfolios may invest in zero coupon bonds and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations that are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrete and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins.

INVESTMENT RESTRICTIONS

Trust I Portfolio Fundamental Policies

The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the applicable Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

Further information on the Portfolios’ limitations on borrowing, commodities, loans and senior securities is provided at the end of this section.

The following eight fundamental policies relate to each Portfolio with the exception of Feeder Portfolio and JPMorgan Core Bond Portfolio. The prospectuses for the Allianz Global Investors Multi-Asset Plus Portfolio, the AQR Global Risk Balanced Portfolio, AB Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, and PanAgora Global Diversified Risk Portfolio set forth the types of investments that will be made by those Portfolios, as well as those made by each Portfolio’s Subsidiary (as defined below), and explain that each Portfolio’s Subsidiary will be subject to the same fundamental investment restrictions as the corresponding Portfolio, to the extent applicable to the investment activities of the Subsidiary.

1.	Borrowing

Each Portfolio may not borrow money, except to the extent permitted by applicable law.

2.	Diversification

Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% (50% with respect to ClearBridge Aggressive Growth Portfolio) of the value of its total assets (i) more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except cash and cash items (including receivables), securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or securities of other investment companies, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than cash and cash items (including receivables), securities issued by the U.S. Government, its agencies and instrumentalities or securities of other investment companies. (Each of Brighthouse/Templeton International Bond Portfolio, AQR Global Risk Balanced Portfolio, Allianz Global Investors Multi-Asset Plus Portfolio, and PanAgora Global Diversified Risk Portfolio, as a non-diversified fund, is not subject to any fundamental policy which limits its investments in a single issuer.)

3.	Concentration

Each Portfolio, other than Clarion Global Real Estate Portfolio, may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies and instrumentalities, and repurchase agreements secured by such obligations. The Clarion Global Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that the Portfolio will invest greater than 25% of its total assets in the real estate industry, and, further provided, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies and instrumentalities and repurchase agreements secured by such obligations. For the purpose of this restriction, the Brighthouse/Eaton Vance Floating Rate Portfolio will consider all relevant factors in determining who is the issuer of the loan interest, including the credit quality of the borrower, the amount and quality of the collateral, the terms of the loan agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the loan interest, the interest sale environment, and general economic conditions applicable to the borrower and such interpositioned person.

4.	Underwriting

Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

5.	Real Estate

Each Portfolio, other than Clarion Global Real Estate Portfolio, may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities. The Clarion Global Real Estate Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Portfolio may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

6.	Commodities

Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. This restriction will not prevent the Invesco Balanced-Risk Allocation Portfolio, the JPMorgan Global Active Allocation Portfolio, the Schroders Global Multi-Asset Portfolio, the Allianz Global Investors Multi-Asset Plus Portfolio, and the PanAgora Global Diversified Risk Portfolio from investing up to 25%, 10%, 10%, 25%, and 25% of their respective total assets in their respective Subsidiaries (defined below in “Management of the Trust—Cayman Subsidiary”). No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

7.	Loans

Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust’s Board of Trustees.

8.	Senior Securities

Each Portfolio may not issue any senior security (as defined in the 1940 Act) except in compliance with applicable law.

The following nine fundamental policies relate to the Feeder Portfolio and the JPMorgan Core Bond Portfolio.

The Feeder Portfolio and the JPMorgan Core Bond Portfolio may not:

(1)	Invest more than 5% of the value of its total assets in the securities of any one issuer provided that this limitation shall apply only to 75% of the value of its total assets and, provided further, that the limitation shall not apply to cash and cash items (including receivables), securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or securities of other investment companies. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the Portfolio’s total assets.

(2)	As to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer provided that this limitation shall not apply to cash and cash items (including receivables), securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or securities of other investment companies.

(3)	Invest more than 25% of its total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

(4)	Invest in real estate (including limited partnership interests, but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).

(5)	Purchase commodities or commodity contracts; except that American Funds® Growth Portfolio and JPMorgan Core Bond Portfolio may engage in transactions involving currencies (including forward or futures contracts and put and call options).

(6)	Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the loaning of its portfolio securities; and (d) entering into loan participations.

(7)	Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the Portfolio’s total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Portfolio will reduce, within three days, in the amount of its borrowings in order to provide for 300% asset coverage.

(8)	Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase or resale of portfolio securities.

(9)	Invest in securities of other investment companies, except as permitted by the 1940 Act. Notwithstanding any other investment policy of the Portfolio, the Portfolio may invest all of its net assets in an open-end investment company having substantially the same investment objective and limitations as the Portfolio.

With respect to the fundamental policy relating to borrowing money, the 1940 Act permits a Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. (The Portfolio’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the Portfolio to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Portfolio’s asset coverage falls below 300%, the Portfolio is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing.

Borrowed money creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Portfolio may have to sell securities at a time and at a price that is unfavorable to the Portfolio. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Portfolio’s net investment income in any given period. The fundamental policy relating to borrowing money above will be interpreted to permit the Portfolio to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to commodities, a Portfolio is generally restricted from holding or trading physical commodities except as described above, but it may enter into futures contracts and options thereon, subject to the 1940 Act restrictions on a Portfolio’s ability to issue senior securities. SEC staff interpretations and guidance currently provide that the use of certain derivatives may involve the issuance of senior securities unless these derivatives are used in a manner that does not warrant application of the 1940 Act’s restrictions on senior securities. Accordingly, a Portfolio may enter into futures contracts and options on futures provided that it complies with applicable requirements as set forth in SEC staff interpretations, guidance and SEC regulations, including a requirement to maintain segregated assets in amounts that would cover the Portfolio’s obligations under futures contracts or options on futures.

With respect to the fundamental policy relating to loans, the 1940 Act does not prohibit a portfolio from making loans; however, SEC staff interpretations currently prohibit Portfolios from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Portfolio, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Portfolio’s manager or subadviser believes the income justifies the attendant risks. This policy will be interpreted not to prevent the Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities, “senior securities” are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets. The 1940 Act prohibits a Portfolio from issuing senior securities except that the Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. A Portfolio also may borrow up to 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of the Portfolio’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. This policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

The Portfolios’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to applicable law, such as the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by applicable law, the policy will be interpreted to mean either that the law expressly permits the practice or that the law does not prohibit the practice.

Trust I Portfolio Non-Fundamental Policies

The following non-fundamental policies may be changed for any Portfolio by the Trust’s Board of Trustees without a vote of that Portfolio’s shareholders.

The following four non-fundamental policies relate to each Portfolio with the exception of the Invesco Balanced-Risk Allocation Portfolio, the JPMorgan Core Bond Portfolio, the JPMorgan Global Active Allocation Portfolio, the Feeder Portfolio, the MetLife Multi-Index Targeted Risk Portfolio and the Schroders Global Multi-Asset Portfolio or as otherwise noted below:

Each Portfolio may not:

1.	Purchase securities on margin, except that each Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments. For the purpose of this restriction, except with respect to the ETF Portfolios, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;

2.

Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

3.	Purchase participations or other direct interests in or enter into leases with respect to oil, gas or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities; and

4.	Invest in companies for the purpose of exercising management or control.

The following five non-fundamental policies relate to the Feeder Portfolio and the JPMorgan Core Bond Portfolio, except as noted:

Each Portfolio may not:

1.	Invest in companies for the purpose of exercising control or management;

2.	Purchase securities on margin;

3.	Sell securities short, except to the extent that the Portfolio contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short;

4.	Invest in puts, calls, straddles, spreads or any combination thereof; except as described in Fundamental Policy No. 5; and

5.	With respect to the JPMorgan Core Bond Portfolio only, invest, directly or indirectly, less than 80% of its net assets in debt securities. Shareholders will be provided with at least 60-days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

The following non-fundamental policies relate to the MetLife Multi-Index Targeted Risk Portfolio and may be changed for the MetLife Multi-Index Targeted Risk Portfolio by the Trust’s Board of Trustees without a vote of the Portfolio’s shareholders:

The MetLife Multi-Index Targeted Risk Portfolio may not:

1.	Purchase securities on margin, except that the MetLife Multi-Index Targeted Risk Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments. For the purpose of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;

2.	Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the total assets of the Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

3.	Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities; and

4.	Invest in companies for the purpose of exercising management or control.

The following non-fundamental policies relate to the Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio and Schroders Global Multi-Asset Portfolio and may be changed for any Portfolio by the Trust’s Board of Trustees without a vote of that Portfolio’s shareholders.

Each Portfolio may not:

1.	Purchase securities on margin, except that each Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments. For the purpose of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;

2.	Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

3.	Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities; and

4.	Invest in companies for the purpose of exercising management or control.

The following four non-fundamental policies relate to the TCW Core Fixed Income Portfolio and may be changed by the Trust’s Board of Trustees without a vote of the Portfolio’s shareholders:

The Portfolio may not:

1.	Purchase securities on margin, except that the Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments. For the purpose of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;

2.	Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the total assets of the Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

3.	Purchase participations or other direct interests in or enter into leases with respect to oil, gas or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities; and

4.	Invest in companies for the purpose of exercising management or control.

Trust I Portfolio and Trust II Portfolio Operating Policies

Inverse Floating Rate Securities. The PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio will not invest more than 5% of each Portfolio’s net assets (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

Borrowing. With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3 % of its total assets, taken at market value. With the exception of Brighthouse/Templeton International Bond Portfolio, a Portfolio may borrow from banks only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets. To the extent that a Portfolio’s positions in reverse repurchase agreements are fully covered through the segregation of liquid assets, such positions are not subject to the above limitations on borrowing.

Although it has no current intention to do so, the Brighthouse/Templeton International Bond Portfolio may borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Portfolio is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Portfolio’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolio’s net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

Real Estate Investments. With respect to real estate investments, as a matter of operating policy, the Invesco Mid Cap Value Portfolio and Invesco Comstock Portfolio will not invest in real estate limited partnership interests other than partnerships organized as REITs.

Foreign Currency Transactions. With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio’s adviser or subadviser. A Portfolio, other than AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse Balanced Plus Portfolio, Invesco Balanced-Risk Allocation Portfolio, Loomis Sayles Global Markets Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio and Schroders Global Multi-Asset Portfolio, will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging. AB Global Dynamic Allocation Portfolio, Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Bond Income Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse/Dimensional International Small Company Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, Invesco Balanced-Risk Allocation Portfolio, Loomis Sayles Global Markets Portfolio, PanAgora Global Diversified Risk Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Pyramis® Managed Risk Portfolio and Schroders Global Multi-Asset Portfolio may also enter into foreign currency transactions, including the direct purchase of foreign currencies, for non-hedging purposes.

Swaps. With respect to swaps, a Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least “A” by Standard & Poor’s, Moody’s or Fitch or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio’s subadviser.

In the case of a credit default swap, however, in applying certain of the Portfolios’ investment policies and restrictions the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for the purposes of applying certain of the Portfolios’ other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for the purposes of the Portfolio’s credit quality guidelines because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement.

Concentration. For the purposes of determining concentration in any one industry, each Allocation Portfolio, the Brighthouse Balanced Plus Portfolio and Pyramis® Managed Risk Portfolio will aggregate the amount of investments of all affiliated Underlying Portfolios. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

As a matter of operating policy, an investment by a Portfolio in an ETF that invests in securities of a broad based index is not counted for purposes of determining the Portfolio’s compliance with the fundamental policy relative to concentration set forth above. In addition, as a matter of operating policy, an investment by a Portfolio in other investment companies that are money market funds is not counted for purposes of determining the Portfolio’s compliance with the fundamental policy relative to concentration set forth above.

Trust I Portfolio 80% Investment Policy

Certain of the Portfolios have adopted a non-fundamental investment policy to invest at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in certain securities pursuant to Rule 35d-1(a)(2) under the 1940 Act as indicated in the current Summary Prospectuses and Prospectuses. (See the respective Summary Prospectuses and Prospectuses for a detailed discussion of the relevant 80% investment policy.) The Portfolios will notify shareholders in writing of any change in the 80% investment policy at least 60 days prior to any change in that policy. Any notice to shareholders will comply with the conditions set forth in Rule 35d-1(c) or any successor rule. The following Portfolios have an 80% investment policy:

•    BlackRock High Yield

•    Brighthouse Small Cap Value

•    Brighthouse/Aberdeen Emerging Markets Equity

•    Brighthouse/Eaton Vance Floating Rate

•    Brighthouse/Templeton International Bond

•    Brighthouse/Wellington Large Cap Research

•    Clarion Global Real Estate

•    Invesco Comstock

•    Invesco Mid Cap Value

•    Invesco Small Cap Growth

•    JPMorgan Core Bond

•    JPMorgan Small Cap Value

•    MetLife Multi-Index Targeted Risk

•    Morgan Stanley Mid Cap Growth

•    Oppenheimer Global Equity

•    PIMCO Inflation Protected Bond

•    Pyramis® Government Income

•    SSGA Growth and Income ETF

•    SSGA Growth ETF

•    T. Rowe Price Large Cap Value

•    T. Rowe Price Mid Cap Growth

•    TCW Core Fixed Income

•    Wells Capital Management Mid Cap Value

Trust II Portfolio Fundamental Investment Restrictions

None of the Portfolios will:

1.	Borrow money, except to the extent permitted by applicable law, regulation or order (further information on the Portfolios’ limitations on borrowing is provided on page 86 of this SAI);

2.	Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

3.	Purchase or sell real estate, except that, consistent with its investment policies, the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

4.	Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Portfolio may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities, except that this restriction will not apply to VanEck Global Natural Resources (further information on the Portfolios’ limitations on commodities is provided on page 86 of this SAI);

5.	Make loans, except by purchasing debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order (further information on the Portfolios’ limitations on loans is provided on page 86 of this SAI);

6.*	Purchase securities (other than (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of a registered investment company, and (iii) in the case of BlackRock Ultra-Short Term Bond, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Portfolio (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order, and except that VanEck Global Natural Resources will invest 25% or more of its total assets in “natural resource” industries as defined in that Portfolio’s Prospectus; or

7.**	Issue any senior securities except to the extent permitted by applicable law, regulation or order. Further information on the Portfolios’ limitations on senior securities is provided on page 87 of this SAI.

*	See “Trust II Portfolio Non-Fundamental Investment Restrictions” below for BlackRock Ultra-Short Term Bond Portfolio’s related non-fundamental investment restriction.

**	For purposes of fundamental investment restriction (7), collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security.

Trust II Portfolio Non-Fundamental Investment Restrictions

The following non-fundamental policies may be changed for any Portfolio by the Trust’s Board of Trustees without a vote of that Portfolio’s shareholders.

The following non-fundamental policies relate to each Portfolio:

None of the Portfolios will:

1.	Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

2.*	Invest more than 15% (5% in the case of BlackRock Ultra-Short Term Bond), of the value of the net assets of the Portfolio in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Portfolio exceeds 15% (5% in the case of BlackRock Ultra-Short Term Bond) of the value of the net assets of the Portfolio, the Portfolio shall consider appropriate steps to protect liquidity);

3.	Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

4.	With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that this limitation does not apply to cash and cash items (including receivables), obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities, or to securities of any registered investment company; or

5.	With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to cash and cash items (including receivables), obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities, or to securities of any registered investment company.

*	For purposes of non-fundamental investment restriction (2), “illiquid securities” is defined in this SAI under “Investment Strategies and Risks.”

The following non-fundamental policy relates to the BlackRock Ultra-Short Term Bond Portfolio:

The BlackRock Ultra-Short Term Bond Portfolio will:

1.	Invest 25% or more of its total assets in obligations of domestic banks and U.S. branches of foreign banks.

Trust II Portfolio 80% Investment Policy

Certain of the Portfolios have adopted a non-fundamental investment policy to invest at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in certain securities pursuant to Rule 35d-1(a)(2) under the 1940 Act as indicated in the current Summary Prospectuses and Prospectuses. (See the respective Summary Prospectuses and Prospectuses for a detailed discussion of the relevant 80% investment policy.) The Portfolios will notify shareholders in writing of any change in the 80% investment policy at least 60 days prior to any change in that policy. Any notice to shareholders will comply with the conditions set forth in Rule 35d-1(c) or any successor rule. The following Portfolios have an 80% investment policy:

•    Baillie Gifford International Stock

•    BlackRock Bond Income

•    BlackRock Capital Appreciation

•    BlackRock Large Cap Value

•    BlackRock Ultra-Short Term Bond

•    Brighthouse/Artisan Mid Cap Value

•    Brighthouse/Dimensional International Small Company

•    Brighthouse/Wellington Core Equity Opportunities

•    Frontier Mid Cap Growth

•    Loomis Sayles Small Cap Core

•    Loomis Sayles Small Cap Growth

•    MetLife Aggregate Bond Index

•    MetLife Mid Cap Stock Index

•    MetLife MSCI EAFE® Index

•    MetLife Russell 2000® Index

•    MetLife Stock Index

•    T. Rowe Price Large Cap Growth

•    T. Rowe Price Small Cap Growth

•    VanEck Global Natural Resources

•    Western Asset Management Strategic Bond Opportunities

•    Western Asset Management U.S. Government

Portfolio Investment Limitations: Trust I and Trust II

Unless otherwise indicated, all limitations applicable to a Portfolio’s investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, a change in a security’s credit quality), change in market capitalization of a security, change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio as the result of market fluctuations, or other changes in a Portfolio’s total assets will not require a Portfolio to dispose of an investment until the applicable adviser or subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the adviser or subadviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

From time to time, a Portfolio may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Portfolio, and the acquisition is determined to be beneficial to the Portfolio’s shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Portfolio has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Portfolio will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Portfolio sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired. Unless otherwise indicated, all percentage limitations on Portfolio investments (as stated throughout this SAI or in the Prospectuses) that are not (i) specifically included in this “Investment Restrictions” section or (ii) imposed by the 1940 Act, rules thereunder, the Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time a transaction is entered into unless the transaction is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Policies, as noted above, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Portfolio’s acquisition of securities or instruments through a Voluntary Action.

A Portfolio may engage in roll-timing strategies where the Portfolio seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (“TBA”) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Portfolio to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a Portfolio may “roll” an existing over-the-counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneously with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Elective Investment Restrictions (defined in the preceding paragraph), which normally apply at the time of investment, do not apply to Roll Transactions (although Elective Investment Restrictions will apply to the Portfolio’s entry into the initial position). In addition and notwithstanding the foregoing, for purposes of this policy, those Non-Fundamental Investment Restrictions that are considered Elective Investment Restrictions for purposes of the policy on Voluntary Actions (described in the preceding paragraph) are also Elective Investment Restrictions for purposes of this policy on Roll Transactions. The Portfolios will test for compliance with Elective Investment Restrictions at the time of a Portfolio’s initial entry into a position, but the percentage limitations and absolute prohibitions set forth in the Elective Investment Restrictions are not applicable to a Portfolio’s subsequent acquisition of securities or instruments through a Roll Transaction.

Insurance Law Restrictions: Trust I and Trust II

The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the insurance companies that invest in a Trust ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit a Trust to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

Variable Contract Related Investment Restrictions: Trust I and Trust II

Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Code. Because each Portfolio is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Code requires that the investments of each Portfolio be “adequately diversified” in accordance with regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to be treated as life insurance and annuity contracts for U.S. federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Trusts and the Portfolios intend to comply with these requirements. Please see the section “Federal Income Taxes” for a more detailed discussion.

PORTFOLIO TRANSACTIONS

This section describes portfolio transactions for all Portfolios. Please note the following for the Trust I Allocation Portfolio, Trust II Allocation Portfolios, Pyramis® Managed Risk Portfolio the American Allocation Portfolios, the Feeder Portfolio, and the ETF Portfolio:

The Trust I Allocation Portfolio, Trust II Allocation Portfolios, and Pyramis® Managed Risk Portfolio invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios. However, the Trust I Allocation Portfolio, Trust II Allocation Portfolios and Pyramis® Managed Risk Portfolio bear such costs indirectly through their investments in the Underlying Portfolios. In addition, these Portfolios may incur commissions or sales charges to the extent they invest directly in other types of securities. The description below is relevant for the Trust I Allocation Portfolio, Trust II Allocation Portfolios and Pyramis® Managed Risk Portfolio.

The American Allocation Portfolios invest primarily in the Underlying American Funds and do not incur commissions or sales charges in connection with investments in the Underlying American Funds. However, the American Allocation Portfolios bear such costs indirectly through their investments in the Underlying American Funds. In addition, these Portfolios may incur commissions or sales charges to the extent they invest directly in other types of securities. Accordingly, the description below is relevant for the American Allocation Portfolios. For information regarding portfolio transactions for each Underlying American Fund in which an American Allocation Portfolio invests, see the statement of additional information for the respective Underlying American Fund.

The Feeder Portfolio invests in the Master Fund and does not incur commissions or sales charges in connection with investments in the Master Fund. However, the Feeder Portfolio bears such costs indirectly through its investments in the Master Fund. For information regarding portfolio transactions for the Master Fund in which the Feeder Portfolio invests, see the Master Fund’s statement of additional information which is delivered together with this SAI.

The ETF Portfolios invest primarily in Underlying ETFs and do not incur sales charges in connection with investments in the Underlying ETFs, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investments in the Underlying ETFs. Accordingly, the description below is relevant for the ETF Portfolios. For information regarding portfolio transactions for each specific Underlying ETF, see the statement of additional information for the respective Underlying ETF.

Subject to the supervision and control of the Adviser and the Board of Trustees of a Trust, each Portfolio’s subadviser (and in some instances, its adviser) is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business with broker-dealers and the negotiation of commissions, if any, paid on such transactions. Each Portfolio’s adviser or subadviser is responsible for effecting the Portfolio’s portfolio transactions and will do so in a manner deemed fair and reasonable and not according to any formula.

Certain officers and employees of a Portfolio’s subadviser have responsibility for portfolio management of other advisory accounts and clients (including other Portfolios of the Trusts and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Portfolio may invest. Where a Portfolio’s subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.

Whenever concurrent decisions are made by a Portfolio’s subadviser to purchase or sell securities for the Portfolio and the subadviser’s other client accounts, the subadviser generally will attempt to allocate equitably portfolio transactions among the Portfolio and its other client accounts. In making such allocations, among the factors a subadviser typically considers are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and its other client accounts. In some cases the allocation of portfolio transactions by a subadviser may have an adverse effect on a Portfolio.

Portfolio Transactions Involving Equity Securities

Brokerage commissions are paid on transactions in equity securities traded on a securities exchange. In selecting a broker through which to place orders for the purchase and sale of equity securities, a Portfolio’s adviser or subadviser considers a number of factors. Generally, an adviser or subadviser only places portfolio transactions with a broker that the adviser or subadviser believes is financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best execution for the transaction. In negotiating commission rates, a Portfolio’s adviser or subadviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such information. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

Certain equity securities are traded in the over-the-counter market. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. This does not mean that the lowest available brokerage commission will be paid.

Portfolio Transactions Involving Fixed-Income Securities

Although from time to time a Portfolio might pay a commission on a transaction involving a fixed-income security, transactions involving fixed-income securities are typically conducted directly with a dealer or other counterparty (principal transaction), and no commission is paid. Fixed-income securities are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

The Board of Trustees of each Trust has approved procedures under Rule 10f-3 under the 1940 Act that permit a Portfolio to purchase securities that are offered in underwritings in which an affiliate of the Portfolio’s subadviser participates, provided certain conditions are met. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other restrictions, limit the amount of securities that the Portfolio could purchase in the underwritings.

Brokerage and Research Services

When more than one broker satisfies an adviser’s or subadviser’s criteria for placing a particular order, a Portfolio’s adviser or subadviser may place the order with a broker that provides brokerage and research services. A Portfolio’s adviser or subadviser may cause the Portfolio to pay a broker that provides brokerage and research services an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount another broker would have charged for effecting the same portfolio transaction. The adviser or subadviser must determine in good faith that such higher commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker viewed in terms of that particular transaction or the adviser’s or subadviser’s overall responsibilities to the Portfolio and its other clients. An adviser’s or subadviser’s authority to cause a Portfolio it manages to pay a higher commission is subject to the brokerage policies the Board of Trustees of a Trust may adopt from time to time.

The following services may be considered by subadvisers when selecting brokers:

Recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy;

Seminars, information, analyses, and reports concerning companies, industries, securities, trading markets and methods, legislative, regulatory and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy;

Access to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation;

Products and other services, including financial publications, reports and analysis, electronic access to databases and trading systems, software, information and accessories; and

Statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements.

The research provided by a broker may benefit the accounts managed by an adviser or subadviser, including a Portfolio, by supplementing the adviser’s or subadviser’s research. A Portfolio’s subadviser may use research services obtained with a Portfolio’s brokerage commissions to service all of its client accounts. Therefore, not all of these services may be used by the adviser or subadviser in connection with the Portfolio. It is generally not possible for a Portfolio’s subadviser to measure separately the benefits from research services to each of its accounts, including the Portfolio.

Certain Portfolios’ subadvisers may also receive research or research credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed-income securities or other assets for a Portfolio. In these situations, the underwriter or selling group member may provide a subadviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or its other clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation imparts knowledge that may benefit the Portfolio, other clients, and the subadviser without incurring additional costs. The Financial Industry Regulatory Authority has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed-price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions. Research that may be obtained in this manner may include general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

The subadviser to the ETF Portfolios generally will not utilize soft dollars to purchase research services from broker-dealers that execute portfolio transactions for its clients, including the ETF Portfolios.

Commission Sharing Arrangements

Certain Portfolios’ subadvisers may obtain third-party research from brokers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow a subadviser to direct brokers to pool commissions that are generated from orders executed at that broker (for equity transactions on behalf of a Portfolio and other client accounts), and then periodically direct the broker to pay third-party research providers for research. The use of CSAs by a subadviser is subject to the subadviser’s best execution obligations to a Portfolio.

Directed Brokerage

The Board of Trustees of each Trust has approved a Statement of Directed Brokerage Policies and Procedures for Reducing Trust Expenses (the “Statement”). Under the Statement, a Trust may cause a Portfolio’s to effect securities transactions through brokers in a manner that would help to generate resources to pay the cost of certain expenses which a Portfolio is required to pay or for which a Portfolio is required to arrange payment (“Directed Brokerage”). The Board of Trustees of each Trust will review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

Under the Statement, any payments or benefits accrued by or credited to a particular Portfolio are applied against that Portfolio’s expenses. Accordingly, in the event that the Adviser waives or limits its fees or assumes other expenses of a Portfolio in accordance with an expense limitation agreement or similar agreement (collectively, “expense reimbursements”), payments or benefits accrued by or credited to the Portfolio under the Statement may reduce the expense reimbursements owed by the Adviser to the Portfolio.

Total Brokerage Commissions Paid

The following table shows the amounts of brokerage commissions paid by the Portfolios during the fiscal years ended December 31, 2016, December 31, 2015 and December 31, 2014.

Trust I Portfolio	12/31/2016	12/31/2015	12/31/2014

AB Global Dynamic Allocation	$900,360	$655,870	$865,200

Allianz Global Investors Dynamic Multi-Asset Plus	71,744	29,373	5,178	(1)

American Funds® Balanced Allocation	0	0	0

American Funds® Growth Allocation	0	0	0

American Funds® Growth	0	0	0

American Funds® Moderate Allocation	0	0	0

AQR Global Risk Balanced	827,527	908,645	1,108,558

BlackRock Global Tactical Strategies	1,636,581	3,333,709	1,457,317

BlackRock High Yield	152,337	196,217	137,000

Brighthouse/Aberdeen Emerging Markets Equity	475,895	3,574,117	2,974,133

Brighthouse/Artisan International	1,438,645	1,018,806	1,161,112	(2)

Brighthouse/Eaton Vance Floating Rate	1,952	0	0

Brighthouse/Franklin Low Duration Total Return	38,200	29,689	20,978

Brighthouse/Templeton International Bond	0	0	0

Brighthouse/Wellington Large Cap Research	1,471,710	1,778,407	2,139,573

Trust I Portfolio	12/31/2016	12/31/2015		12/31/2014

Brighthouse Asset Allocation 100	$0	$0		$0

Brighthouse Balanced Plus	715,976	866,256		853,714

Brighthouse Small Cap Value	779,084	963,780		1,713,111

Clarion Global Real Estate	1,217,623	1,979,987		1,746,148

ClearBridge Aggressive Growth	80,966	165,629		121,062

Harris Oakmark International	1,857,458	1,914,846		2,094,282

Invesco Balanced-Risk Allocation	461,736	391,668		1,001,808

Invesco Comstock	882,321	783,155		1,099,429

Invesco Mid Cap Value	790,945	516,194		970,984

Invesco Small Cap Growth	440,172	606,825		666,908

JPMorgan Core Bond	0	0		0

JPMorgan Global Active Allocation	579,645	502,489		456,547

JPMorgan Small Cap Value	447,444	488,625		496,244

Loomis Sayles Global Markets	208,031	244,090		327,959

MetLife Multi-Index Targeted Risk	90,131	58,243		37,720

MFS® Research International	1,301,752	1,623,021		1,736,208

Morgan Stanley Mid Cap Growth	488,747	389,365		694,758

Oppenheimer Global Equity	327,577	389,070		447,939

PanAgora Global Diversified Risk	83,091	39,748		11,661	(1)

PIMCO Inflation Protected Bond	94,700	94,994		32,860

PIMCO Total Return	518,539	564,806		469,357

Pyramis® Government Income	2,081	8,331		8,933

Pyramis® Managed Risk	176,594	153,525		59,160

Schroders Global Multi-Asset	532,426	484,695		474,039

SSGA Growth and Income ETF	463,607	495,500		731,470

SSGA Growth ETF	157,778	169,168		250,352

TCW Core Fixed Income	18,062	14,056	(3)	N/A

T. Rowe Price Large Cap Value	925,302	1,066,858		756,894

T. Rowe Price Mid Cap Growth	405,431	439,716		504,321

Wells Capital Management Mid Cap Value	1,079,109	829,787		1,190,216

(1)	For the period 4/14/14 through 12/31/14.
(2)	For the period 4/29/14 through 12/31/14.
(3)	For the period 5/1/15 through 12/31/15.

Trust II Portfolios	12/31/2016	12/31/2015	12/31/2014

Baillie Gifford International Stock	$219,780	$290,788	$193,484

BlackRock Bond Income	277,310	316,788	546,886

BlackRock Capital Appreciation	809,039	756,979	1,885,095

BlackRock Large Cap Value	705,439	825,188	1,104,403

BlackRock Ultra-Short Term Bond	0	N/A	N/A

Brighthouse/Artisan Mid Cap Value	605,431	399,452	474,838

Brighthouse/Dimensional International Small Company	52,319	75,713	194,947

Brighthouse/Wellington Balanced	531,435	670,920	950,366

Brighthouse/Wellington Core Equity Opportunities	532,047	657,911	1,366,874

Brighthouse Asset Allocation 20	0	0	0

Brighthouse Asset Allocation 40	0	0	0

Brighthouse Asset Allocation 60	0	0	0

Brighthouse Asset Allocation 80	0	0	0

Frontier Mid Cap Growth	556,287	722,008	877,739

Jennison Growth	670,079	851,254	772,561

Loomis Sayles Small Cap Core	417,715	435,116	430,102

Loomis Sayles Small Cap Growth	408,211	579,199	518,364

MetLife Aggregate Bond Index	0	0	0

MetLife Mid Cap Stock Index	11,580	10,151	8,844

MetLife MSCI EAFE® Index	77,048	62,153	62,361

MetLife Russell 2000® Index	15,446	17,865	11,097

MetLife Stock Index	41,083	58,971	85,631

MFS® Total Return	134,574	128,241	126,235

MFS® Value	349,879	322,919	651,717

Neuberger Berman Genesis	353,709	406,545	273,487

T. Rowe Price Large Cap Growth	532,517	494,517	605,017

T. Rowe Price Small Cap Growth	214,082	205,397	239,946

VanEck Global Natural Resources	1,127,108	657,669	749,834

Western Asset Management Strategic Bond Opportunities	1,310,151	322,728	160,060

Western Asset Management U.S. Government	47,518	94,608	131,718

Research Services Obtained Through Portfolio Transactions

For the fiscal year ending December 31, 2016, the following Trust I Portfolios paid commissions to brokers because of research services provided:

Trust I Portfolio	Total Dollar Amount of All Transactions		Total Dollar Amount of Commissions Related to All Transactions

AB Global Dynamic Allocation	$534,802,300		$113,486

Allianz Global Investors Dynamic Multi-Asset Plus	$146,629,793		$50,840

Brighthouse/Aberdeen Emerging Markets Equity Portfolio	$521,493,065		$403,190

Clarion Global Real Estate	$233,436,026		$285,405

ClearBridge Aggressive Growth	$58,165,945		$34,566

Invesco Comstock	$402,905,741		$432,420

Invesco Mid Cap Value	$504,149,261		$602,343

Invesco Small Cap Growth	$379,675,195		$274,044

Loomis Sayles Global Markets	$188,431,500		$188,988

Brighthouse/Artisan International	$140,945,263	[1]	$164,878	[1]

Brighthouse Small Cap Value	$395,927,352	[2]	$283,289	[3]

MFS® Research International	$1,183,617,082		$1,205,389

Schroders Global Multi-Asset	$955,125,205	[4]	$318,980	[4]

T. Rowe Price Large Cap Value	$167,071,834		$39,840	[5]

T. Rowe Price Mid Cap Growth	$25,735,803		$4,838	[5]

Wells Capital Management Mid Cap Value	$30,165,856		$38,824

(1)	Total dollar amount of commissions related to all transactions reflects commissions used to acquire third-party research products and services (including those acquired through commission sharing arrangements), but does not include commissions used to acquire proprietary research.
(2)	Amount represents total dollar amount of all transactions for both Delaware Investments Fund Advisers ($88,599,676) and Wells Capital Management Incorporated ($307,327,676).
(3)	Amount represents total dollar amount of commissions related to all transactions for both Delaware Investments Fund Advisers ($38,571) and Wells Capital Management Incorporated ($244,718).
(4)	Schroders does not direct trades based on research services provided, however it does use the mechanism of unbundling and commission sharing to pay for certain research services. Trade commissions are only used to pay for permissible execution and research services (as defined by the Financial Conduct Authority).
(5)	T. Rowe Price uses brokerage commissions through commission sharing arrangements to acquire third party research. These arrangements direct executing broker-dealers to pay third party research providers with brokerage commissions for investment research provided to T. Rowe Price. These commissions represent actual third party research credits.

For the fiscal year ending December 31, 2016, the following Trust II Portfolios paid commissions to brokers because of research services provided:

Trust II Portfolio	Total Dollar Amount of All Transactions		Total Dollar Amount of Commissions Related to All Transactions

Frontier Mid Cap Growth	$755,296,807		$448,921

Jennison Growth	$245,044,452		$133,958

Loomis Sayles Small Cap Core	$296,262,479		$375,959

Loomis Sayles Small Cap Growth	$360,084,285		$360,636

Brighthouse/Artisan Mid Cap Value	$73,951,451	[1]	$103,685	[1]

MFS® Total Return	$324,869,567		$113,886

MFS® Value	$761,278,787		$198,673

Neuberger Berman Genesis	$158,472,636		$107,000

T. Rowe Price Large Cap Growth	$106,323,532		$12,779	[2]

T. Rowe Price Small Cap Growth	$45,137,914		$11,446	[2]

VanEck Global Natural Resources	$530,248,364	[3]	$744,807	[4]

(1)	Total dollar amount of commissions related to all transactions reflects commissions used to acquire third-party research products and services (including those acquired through commission sharing arrangements), but does not include commissions used to acquire proprietary research.
(2)	T. Rowe Price uses brokerage commissions through commission sharing arrangements to acquire third party research. These arrangements direct executing broker-dealers to pay third party research providers with brokerage commissions for investment research provided to T. Rowe Price. These commissions represent actual third party research credits.
(3)	Total dollar amount of transactions that were executed with commissions that included both research and execution. Excludes execution-only transactions and commission recapture transactions.
(4)	Dollar amount reflects commissions related to research commissions. Excludes commission recapture.

Affiliated Brokerage

Certain Portfolios’ subadvisers may execute portfolio transactions through affiliated brokers acting as agents in accordance with procedures approved by the Board of Trustees of each Trust, but will not purchase any securities from or sell any securities to any such affiliates acting as principal for their own accounts.

In 2016, the following Trust I Portfolios paid the amounts indicated to an affiliated broker of the Trust I Portfolios’ subadvisers during Trust I’s most recent fiscal year:

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid to Affiliate	Percentage of Total Brokerage Commissions	Percentage of Commissionable Transactions
Invesco Mid Cap Value	Invesco Capital Markets, Inc.	$9,800	1.24%	4.71%
Invesco Small Cap Growth	Invesco Capital Markets, Inc.	$4,628	1.05%	4.37%
Invesco Comstock	Invesco Capital Markets, Inc.	$10,063	1.14%	2.14%
Morgan Stanley Mid Cap Growth	BIDS (MLCO)	$938	0.19%	0.19%
Wells Capital Management Mid Cap Value(1)	Goldman Sachs Group, Inc.	$142,711	13.22%	21.19%

(1)	Effective June 1, 2017, the Portfolio changed its subadviser from Goldman Sachs Asset Management, L.P. to Wells Capital Management Incorporated. Goldman Sachs Group, Inc. is an affiliated broker of the Portfolio’s previous subadviser, Goldman Sachs Asset Management, L.P.

In 2016, none of the Trust II Portfolios’ subadvisers reported paying brokerage commissions to an affiliated broker during Trust II’s most recent fiscal year.

Regular Broker-Dealers

For each Portfolio that bought securities of its regular brokers or dealers (or of their parents) during the fiscal year ended December 31, 2016, the table below sets out the name of the broker or dealer (and, if applicable, parent) and the aggregate value of the securities of the regular broker or dealer (or parent) held by the Portfolio as of December 31, 2016 (unless otherwise indicated).

Brighthouse Trust I Porfolios	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2016
AB Global Dynamic Allocation	Bank of America Corp.	$15,076,797
	Barclays Capital, Inc.	$4,712,397
	BNP	$6,844,842
	CitiGroup Global Markets	$11,575,241
	Credit Suisse Group	$2,875,137
	Deutsche Bank AG	$2,531,418
	Goldman Sachs & Co.	$6,213,728
	JPMorgan Chase & Co.	$20,925,325
	Morgan Stanley & Co., Inc.	$4,261,335
	State Street Corp.	$427,469,512
	UBS AG	$5,807,370

Allianz Global Investors Dynamic Multi-Asset Plus	JPMorgan Chase & Co.	$67,047
	Morgan Stanley & Co., Inc.	$676,000
	State Street Corp.	$5,821,033

AQR Global Risk Balanced	State Street Corp.	$324,262,595
	UBS AG	$386,714,912

BlackRock Global Tactical Strategies	State Street Corp.	$4,358,479,100

BlackRock High Yield	Bank of America Corp.	$3,744,223
	Barclays Capital, Inc.	$676,743
	CitiGroup Global Markets	$1,679,253
	Deutsche Bank AG	$175,675
	Goldman Sachs & Co.	$859,865
	JPMorgan Chase & Co.	$3,608,839
	Morgan Stanley & Co., Inc.	$1,188,093
	State Street Corp.	$26,611,725

Brighthouse Balanced Plus	Bank of America Corp.	$16,928,339
	BNP	$15,010,755
	Credit Suisse Group	$20,728,503
	Goldman Sachs & Co.	$26,988,006
	JPMorgan Chase & Co.	$74,516,128
	State Street Corp.	$4,004,172

Brighthouse Small Cap Value	State Street Corp.	$16,885,501

Brighthouse/Aberdeen Emerging Markets Equity	State Street Corp.	$17,322,953

Brighthouse/Artisan International	State Street Corp.	$25,704,915
	UBS AG	$13,022,290

Brighthouse/Eaton Vance Floating Rate	State Street Corp.	$43,829,274

Brighthouse Trust I Porfolios	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2016
Brighthouse/Franklin Low Duration Total Return	Bank of America Corp.	$19,255,158
	CitiGroup Global Markets	$9,466,843
	Credit Suisse Group	$4,173,648
	Deutsche Bank AG	$3,590,436
	Goldman Sachs & Co.	$9,455,061
	JPMorgan Chase & Co.	$52,084,668
	Morgan Stanley & Co., Inc.	$9,885,149
	State Street Corp.	$17,768,014
	UBS AG	$1,050,682

Brighthouse/Templeton International Bond	State Street Corp.	$250,222,312

Brighthouse/Wellington Large Cap Research	Bank of America Corp.	$65,756,760
	Morgan Stanley & Co., Inc.	$6,639,926
	State Street Corp.	$21,103,689

Clarion Global Real Estate	State Street Corp.	$24,820,455

ClearBridge Aggressive Growth	State Street Corp.	$50,875,549

Harris Oakmark International	BNP	$112,138,410
	Credit Suisse Group	$107,432,889
	State Street Corp.	$56,473,059

Invesco Comstock	Bank of America Corp.	$106,399,235
	CitiGroup Global Markets	$142,685,546
	Goldman Sachs & Co.	$35,398,372
	JPMorgan Chase & Co.	$112,681,451
	Morgan Stanley & Co., Inc.	$52,006,539
	State Street Corp.	$81,571,712

Invesco Mid Cap Value	State Street Corp.	$39,274,894

Invesco Small Cap Growth	State Street Corp.	$24,809,383

JPMorgan Core Bond	Bank of America Corp.	$32,511,940
	Barclays Capital, Inc.	$4,074,695
	CitiGroup Global Markets	$9,291,268
	Credit Suisse Group	$4,113,503
	Deutsche Bank AG	$1,050,900
	Goldman Sachs & Co.	$19,060,347
	JPMorgan Chase & Co.	$6,146,182
	Morgan Stanley & Co., Inc.	$14,344,763
	State Street Corp.	$10,775,244
	UBS AG	$3,620,933

JPMorgan Global Active Allocation	Bank of America Corp.	$14,887,202
	Barclays Capital, Inc.	$1,026,829
	BNP	$8,634,817
	CitiGroup Global Markets	$12,483,813
	Credit Suisse Group	$3,723,996
	Deutsche Bank AG	$1,146,985
	Goldman Sachs & Co.	$11,605,801
	Morgan Stanley & Co., Inc.	$11,774,565
	State Street Corp.	$143,763,843
	UBS AG	$6,569,152

Brighthouse Trust I Porfolios	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2016
JPMorgan Small Cap Value	State Street Corp.	$13,582,421

Loomis Sayles Global Markets	Barclays Capital, Inc.	$217,535
	Goldman Sachs & Co.	$8,360,599
	Morgan Stanley & Co., Inc.	$322,796
	State Street Corp.	$4,078,333

MetLife Multi-Index Targeted Risk	State Street Corp.	$3,749,759

MFS Research International	Barclays Capital, Inc.	$22,266,731
	BNP	$30,706,558
	UBS AG	$29,162,510
	State Street Corp.	$14,110,473

Morgan Stanley Mid Cap Growth	State Street Corp.	$10,896,020

Oppenheimer Global Equity	CitiGroup Global Markets	$38,802,441
	Credit Suisse Group	$5,145,030
	Goldman Sachs & Co.	$25,046,470
	UBS AG	$27,378,395
	State Street Corp.	$23,462,789

PanAgora Global Diversified Risk	CitiGroup Global Markets	$16,165
	Goldman Sachs & Co.	$25,861
	State Street Corp.	$38,882,859
	UBS AG	$8,517,050

PIMCO Inflation Protected Bond	Bank of America Corp.	$23,164,139
	Barclays Capital, Inc.	$17,683,790
	CitiGroup Global Markets	$33,910,196
	Credit Suisse Group	$21,478,583
	Deutsche Bank AG	$13,058,781
	Goldman Sachs & Co.	$10,474,013
	JPMorgan Chase & Co.	$42,712,086
	Morgan Stanley & Co., Inc.	$3,058,153
	State Street Corp.	$5,487,086

PIMCO Total Return	Bank of America Corp.	$192,429,697
	Barclays Capital, Inc.	$127,200,361
	BNP	$5,433,448
	CitiGroup Global Markets	$97,415,602
	Credit Suisse Group	$92,684,071
	Deutsche Bank AG	$62,699,642
	Goldman Sachs & Co.	$54,827,107
	JPMorgan Chase & Co.	$237,003,114
	Morgan Stanley & Co., Inc.	$82,383,437
	UBS AG	$54,575,007

Pyramis Government Income	State Street Corp.	$101,415,865

Pyramis Managed Risk	State Street Corp.	$123,713,545

Brighthouse Trust I Porfolios	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2016
Schroders Global Multi-Asset	Bank of America Corp.	$9,608,672
	Barclays Capital, Inc.	$6,148,920
	BNP	$878,187
	CitiGroup Global Markets	$9,257,177
	Credit Suisse Group	$2,102,680
	Deutsche Bank AG	$348,563
	Goldman Sachs & Co.	$10,941,226
	JPMorgan Chase & Co.	$11,505,341
	Morgan Stanley & Co., Inc.	$11,338,192
	State Street Corp.	$393,582,003
	UBS AG	$5,281,988

SSGA Growth and Income ETF	State Street Corp.	$1,359,183,198

SSGA Growth ETF	State Street Corp.	$514,602,340

T. Rowe Price Large Cap Value	Bank of America Corp.	$38,571,130
	CitiGroup Global Markets	$78,655,605
	JPMorgan Chase & Co.	$139,746,655
	Morgan Stanley & Co., Inc.	$90,077,000

TCW Core Fixed Income	Bank of America Corp.	$41,185,408
	CitiGroup Global Markets	$29,665,186
	Credit Suisse Group	$11,297,416
	Goldman Sachs & Co.	$24,531,349
	JPMorgan Chase & Co.	$56,714,721
	Morgan Stanley & Co., Inc.	$36,131,649
	UBS AG	$6,998,362
	State Street Corp.	$97,177,500

Wells Capital Management Mid Cap Value	State Street Corp.	$12,782,050

Brighthouse Trust II Porfolios	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2016
Baillie Gifford International Stock	State Street Corp.	$24,165,080

BlackRock Bond Income	Bank of America Corp.	$78,854,156
	Barclays Capital, Inc.	$7,564,198
	CitiGroup Global Markets	$51,666,384
	Credit Suisse Group	$23,777,681
	Deutsche Bank AG	$4,466,906
	Goldman Sachs & Co.	$38,487,598
	Jeffries	$666,786
	JPMorgan Chase & Co.	$73,958,603
	Morgan Stanley & Co., Inc.	$36,547,308
	State Street Corp.	$17,342,753
	UBS AG	$15,409,441

BlackRock Capital Appreciation	Bank of America Corp.	$37,781,983
	CitiGroup Global Markets	$37,379,271
	Morgan Stanley & Co., Inc.	$11,119,947
	State Street Corp.	$23,189,760

Brighthouse Trust II Porfolios	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2016
BlackRock Large Cap Value	Bank of America Corp.	$34,940,100
	CitiGroup Global Markets	$78,524,205
	JPMorgan Chase & Co.	$70,414,452
	Morgan Stanley & Co., Inc.	$11,423,133
	State Street Corp.	$16,011,297

BlackRock Ultra-Short Term Bond	Bank of America Corp.	$27,000,000
	CitiGroup Global Markets	$10,002,677
	JPMorgan Chase & Co.	$100,000,000
	State Street Corp.	$11,008,943
	UBS AG	$8,001,647

Brighthouse/Artisan Mid Cap Value	State Street Corp.	$87,658,043

Brighthouse/Dimensional International Small Company	State Street Corp.	$2,627,574

Brighthouse/Wellington Balanced	Bank of America Corp.	$34,250,182
	Barclays Capital, Inc.	$6,223,544
	CitiGroup Global Markets	$5,208,399
	Credit Suisse Group	$1,993,136
	Deutsche Bank AG	$397,243
	Goldman Sachs & Co.	$8,667,838
	JPMorgan Chase & Co.	$11,810,964
	Morgan Stanley & Co., Inc.	$10,602,030
	State Street Corp.	$38,215,478
	UBS AG	$3,267,110

Brighthouse/Wellington Core Equity Opportunities	State Street Corp.	$64,292,328

Frontier Mid Cap Growth	State Street Corp.	$9,660,515

Jennison Growth	Goldman Sachs & Co.	$53,400,702
	JPMorgan Chase & Co.	$31,372,455
	Morgan Stanley & Co., Inc.	$21,310,816
	State Street Corp.	$13,251,861

Loomis Sayles Small Cap Core	State Street Corp.	$12,288,447

Loomis Sayles Small Cap Growth	State Street Corp.	$13,467,970

MetLife Aggregate Bond Index	Bank of America Corp.	$21,833,261
	Barclays Capital, Inc.	$2,911,005
	CitiGroup Global Markets	$9,449,636
	Credit Suisse Group	$5,788,576
	Deutsche Bank AG	$1,535,492
	Goldman Sachs & Co.	$20,174,616
	JPMorgan Chase & Co.	$19,356,407
	Morgan Stanley & Co., Inc.	$13,991,151
	RBC Capital Markets Corp.	$3,928,585
	UBS AG	$3,778,600

Brighthouse Trust II Porfolios	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2016
MetLife Mid Cap Stock Index	State Street Corp.	$27,547,949

MetLife MSCI EAFE Index	Barclays Capital, Inc.	$3,742,926
	Credit Suisse Group	$2,275,879
	Deutsche Bank AG	$1,977,593
	UBS	$4,615,443

MetLife Stock Index	Bank of America Corp.	$75,025,743
	CitiGroup Global Markets	$56,896,975
	Goldman Sachs & Co.	$29,749,507
	JPMorgan Chase & Co.	$103,731,970
	Morgan Stanley & Co., Inc.	$20,468,815
	State Street Corp.	$53,279,264

MFS Total Return	Bank of America Corp.	$12,728,130
	CitiGroup Global Markets	$4,614,842
	Credit Suisse Group	$1,582,566
	Goldman Sachs & Co.	$8,710,009
	JPMorgan Chase & Co.	$25,844,455
	Morgan Stanley & Co., Inc.	$7,027,008
	RBC Capital Markets Corp.	$2,474,501
	State Street Corp.	$11,044,489
	UBS AG	$2,280,514

MFS Value	CitiGroup Global Markets	$56,233,736
	Goldman Sachs & Co.	$76,303,137
	JPMorgan Chase & Co.	$149,872,010
	State Street Corp.	$26,786,120

Neuberger Berman Genesis	State Street Corp.	$15,661,026

T. Rowe Price Large Cap Growth	JPMorgan Chase & Co.	$16,455,503
	Morgan Stanley & Co., Inc.	$37,192,675
	State Street Corp.	$17,898,916

Western Asset Management Strategic Bond Opportunities	Bank of America Corp.	$147,544,263
	Barclays Capital, Inc.	$29,482,127
	CitiGroup Global Markets	$51,616,188
	Credit Suisse Group	$25,246,220
	Deutsche Bank AG	$2,842,162
	Goldman Sachs & Co.	$44,337,804
	JPMorgan Chase & Co.	$79,369,913
	Morgan Stanley & Co., Inc.	$29,218,169
	State Street Corp.	$5,543,048
	UBS AG	$6,565,180

Western Asset Management U.S. Government	Bank of America Corp.	$30,258,788
	CitiGroup Global Markets	$176,923
	JPMorgan Chase & Co.	$2,186,412
	Morgan Stanley & Co., Inc.	$1,546,356
	State Street Corp.	$3,325,887

MANAGEMENT OF THE TRUSTS

Trust I and Trust II are collectively referred to as the “Trusts” in this SAI. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of Trust I and Trust II, and as Chairman of the Board and Chairmen of its committees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Month and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Port- folios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee

John Rosenthal* (September 1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc.; until March 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None
Independent Trustees

Dawn M. Vroegop (October 1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (May 1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield & Merel, Ltd.	75	None

Robert J. Boulware (May 1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Name and Month and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Port- folios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (June 1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (April 1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (June 1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (June 1947)	Trustee	Indefinite; From May 2000 (Trust II)/ April 2012 (Trust I) to present	Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers of the Trusts

Name and Month and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (November 1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Peter H. Duffy (December 1955)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2000 (Trust II)/ May 2012 (Trust I) to present	Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (August 1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (December 1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2014-present); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (July 1952)	Vice President, of Trust I and Trust II	From February 2005 (Trust II)/ May 2012 (Trust I) to present	Treasurer and Chief Financial Officer, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	As of May 1, 2017, the Fund Complex includes 45 Trust I Portfolios and 30 Trust II Portfolios.

Cayman Subsidiaries

The AB Global Dynamic Allocation Portfolio, Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Allocation Portfolio, JP Morgan Global Active Allocation Portfolio, PanAgora Global Diversified Risk Portfolio and Schroders Global-Multi Asset Portfolio each may invest up to 10%, 25%, 25%, 6%, 25%, 10%, 25% and 10%, respectively, of its total assets in a wholly-owned and controlled subsidiary of the applicable Portfolio, organized under the laws of the Cayman Islands as an exempted company (each, a

“Subsidiary” and collectively, the “Subsidiaries”). The directors of each Subsidiary are Messrs. Rosenthal and Gangolf. Biographical information for Messrs. Rosenthal and Gangolf is provided in the “Trustees” and “Executive Officers” tables, respectively, above.

Leadership Structure of the Trusts

The Board currently consists of eight Trustees, seven of whom are Independent Trustees. The Board is responsible for the overall management of each Trust, including general supervision and review of each Trust’s investment activities. The Board, in turn, elects the officers of the Trusts who are responsible for administering the Trusts’ day-to-day operations.

The Board has appointed an Independent Trustee, Ms. Vroegop, to serve as Chairman of the Board. Ms. Vroegop presides at meetings of the Board and assists management in the development of the agendas for Board meetings. A portion of each regular meeting of the Board is devoted to an executive session of the Independent Trustees at which no members of management are present. At those meetings, the Independent Trustees consider a variety of matters, including those that are required by law to be considered by the Independent Trustees, and those that are scheduled to come before the full Board, including fund governance and leadership issues. Ms. Vroegop leads those meetings, and she reports to the Board and management on the matters discussed at those meetings. The Independent Trustees, including the Chairman, are advised by independent counsel.

Based on, among other factors, each Trustee’s professional experience and skills and their relative tenures as Trustees of the Trusts, the Board of each Trust believes that having a super-majority of Independent Trustees on the Board, an Independent Chairman and an interested Trustee who provides insights based on his experience and responsibilities as a former executive of MetLife, Inc., the parent company of the Adviser as of the date of this SAI, and his current leadership position with Brighthouse, is appropriate and in the best interests of each Trust.

Board Oversight of Trust Risk

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management, in consultation with the Board and its counsel. These reports address certain investment, valuation and compliance-related matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the Adviser’s initiative. Such reports have addressed cybersecurity relating to the Trusts and Portfolios, operational matters relating to Trust service providers and other topics. In addition, the Audit Committee of the Board meets regularly with the Adviser’s personnel who are responsible for each Trust’s accounting and financial reports to review information on their examinations of functions and processes within the Adviser that affect the Trusts.

Under the multi-manager structure used by the Trusts, the Trusts’ Adviser is responsible for overall oversight, including risk management oversight, of the services provided by the various subadvisers. Each subadviser is responsible for the management of risks that may arise from its Portfolio investments. The Board requires the Adviser, and the subadvisers, as appropriate, to report to the full Board, on a regular and as-needed basis, on actual and potential risks to each Portfolio and the Trusts as a whole.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Trusts. In addition, officers of the Trusts meet regularly with the Board to discuss portfolio performance, including investment risk. To the extent that the Trusts change a particular investment strategy that could have a material impact on the Trusts’ risk profiles, the Board is consulted with respect to such a change. To the extent that the Trusts invest in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Trusts to such instruments.

With respect to valuation, the Board receives regular written reports that enable the Board to monitor any fair valuations of securities in a particular Portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. The Board has directed its Audit Committee to review the quarterly valuation reports

(including with respect to fair valuations), periodically review the Trusts’ valuation policies and procedures, and consult with the Trusts’ auditors about valuation matters in connection with the Audit Committee’s review of the results of the audit of each Trust’s year-end financial statements.

With respect to compliance, each Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board’s Independent Trustees, and who provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning compliance matters. The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to detect, prevent and correct violations of federal securities laws (“Compliance Policies”). Each Board has approved the Compliance Policies, which seek to reduce risks relating to the possibility of non-compliance with the federal securities laws.

Standing Committees of the Board

The Board conducts much of its work through certain standing Committees, each of which is chaired by an Independent Trustee. Each Trust has a standing Audit Committee consisting of all of the Independent Trustees. The Audit Committee of each Board has identical members and the same Chairman, Ms. Gause, and meets as a single committee. The Audit Committee’s function is to, among other things: recommend to the Board independent accountants to conduct the annual audit of the Trusts’ financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for their professional services. In addition, each Board’s Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee of each Board also focuses on the valuation of the assets of the Portfolios of each Trust. The Board’s Audit Committee held 4 meetings during the fiscal year ended December 31, 2016.

Each Trust has a Nominating, Governance and Compensation Committee (“NGC Committee”) consisting of all of the Independent Trustees. The NGC Committee of each Board has identical members and the same Chairman, Ms. Hawthorne, and meets as a single committee. The NGC Committee’s function is to: evaluate Independent Trustee candidates and nominate Independent Trustee candidates to the full Board; review the size and composition of the Board; review and evaluate the Committee structure of the Board and make recommendations to the Board with respect to changes to existing Committees (including Committee membership) or for additional Committees (including membership); periodically review the Board’s governance practices and ongoing Trustee education; lead and manage the Board’s annual self-assessment process; review and oversee service providers that the Independent Trustees have engaged to assist them, including the performance of, and independence of, legal counsel to the Independent Trustees; review and recommend, as appropriate, changes to Independent Trustee compensation; and on an annual basis review and report findings to the full Board regarding the Trusts’ and Independent Trustees’ insurance coverage. Given the nature of the Trusts, in that the Trusts are used solely as funding options in variable annuity and life insurance contracts issued by insurance companies, including insurance companies affiliated with the Adviser, the current practice of the NGC Committee is to not consider nominees recommended by Contract holders. The Board’s NGC Committee held 4 meetings during the fiscal year ended December 31, 2016.

Each Trust has two Investment Performance Oversight Committees (A and B, which meet as single committees). Investment Performance Oversight Committee A of each Board is comprised of Mr. Boulware, Ms. Gause and Mr. Alderman and Mr. Boulware currently serves as Chairman. Investment Performance Oversight Committee B of each Board is comprised of Ms. Nugent, Ms. Hawthorne, Ms. Strumpf and Ms. Vroegop, and Ms. Strumpf currently serves as Chairman. Each Investment Performance Oversight Committee reviews investment performance matters relating to a particular group of Portfolios and the subadvisers to those Portfolios. Each Investment Performance Oversight Committee reports to the full Board regarding the activities and findings of the Committee. Each Board’s Investment Performance Oversight Committees A and B each held 5 meetings during the fiscal year ended December 31, 2016.

Qualifications of the Trustees

The following provides an overview of the considerations that led each Board to conclude that each individual serving as a Trustee of the Trusts should so serve. The current members of the Board joined at different points in time since 2000. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors each Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) experience on boards of other investment companies that were merged into the Trusts (as applicable); and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect to each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trusts, were a significant factor in the determination that the individual should serve as a Trustee of the Trusts. Each Trustee’s most recent five years of prior professional experience is summarized in the table above. In certain cases, additional professional experience and accomplishments not reflected in the table above contributed to each Board’s conclusion that an individual should serve on the Board. For example, Ms. Gause and Mr. Boulware each served as chief executive officer of a financial services company; Ms. Hawthorne served as interim chief executive officer and chairman of the board of a technology-related company; and Ms. Vroegop has served as a managing director of a financial services company. Ms. Nugent’s prior legal and professional careers focused on the mutual fund industry and its operations. Mr. Alderman served as lead Independent Trustee of Trust I. Ms. Strumpf has served as the chairperson and investment officer of charitable foundations.

Compensation of the Trustees

The Trustees and Officers of Trust I and Trust II who are officers or employees of Brighthouse and/or its affiliates (including the Adviser and Brighthouse Securities, LLC (the “Distributor”) but not affiliates of Brighthouse that are registered investment companies) receive no compensation from the Trusts for their services as Officers or Trustees of the Trusts, although they may receive compensation from Brighthouse or any affiliate thereof for services rendered in those or other capacities.

Each Trustee who is not an employee of the Adviser or any of its affiliates currently receives compensation from the Trusts. The table below sets forth the compensation paid to each of the Trustees affiliated with the Adviser and all other Trustees during the fiscal year ended December 31, 2016.

As of December 31, 2008, each Trust adopted a Deferred Fee Agreement to allow each Independent Trustee to align his or her interests with those of the Portfolios and the Portfolios’ shareholders without purchasing one of the variable life insurance policies or variable annuity contracts through which the Portfolios of the Trusts are solely offered. All of the Independent Trustees participate in the Deferred Fee Agreement to align their interests with those of shareholders. Under each Deferred Fee Agreement, each Independent Trustee defers payment of all or part of the fees payable for such Trustee’s services and thereby shares in the experience alongside the Portfolios’ shareholders as the compensation deferred increases or decreases depending on the investment performance of the Portfolios on which such Trustee’s deferral account is based. Deferred amounts remain in a Trust until distributed in accordance with the provisions of the Trust’s Deferred Fee Agreement. The value of a participating Trustee’s deferral account is based on notional investments of deferred amounts, on the normal payment dates, in the Portfolios of the Trusts, that are designated by the participating Trustee. Pursuant to the Deferred Fee Agreement of each Trust, payments due under the Deferred Fee Agreement are unsecured obligations of the Trust.

Compensation Paid to the Trustees of the Trusts

Name of Person, Position	Aggregate Compensation from Trust I(1)	Aggregate Compensation from Trust II(1)	Pension or Retirement Benefits Accrued as Part of the Trusts’ Expenses	Total Compensation From Fund Complex* Paid to Trustees
Interested Trustee
John Rosenthal, Trustee	None	None	None	None
Independent Trustees
Dawn M. Vroegop, Trustee	$327,823	$215,677	None	$543,500
Stephen M. Alderman, Trustee	$221,085	$145,415	None	$366,500
Robert J. Boulware, Trustee	$242,200	$159,300	None	$401,500
Susan C. Gause, Trustee	$269,373	$177,127	None	$446,500
Nancy Hawthorne, Trustee	$252,027	$165,723	None	$417,750
Barbara A. Nugent, Trustee	$225,285	$148,215	None	$373,500
Linda B. Strumpf, Trustee	$242,200	$159,300	None	$401,500

*	The Fund Complex includes Trust I (45 portfolios as of December 31, 2016) and Trust II (30 portfolios as of December 31, 2016).
(1)	Certain Trustees have elected to defer all or part of their total compensation for the year ended December 31, 2016, under Trust I’s and/or Trust II’s Deferred Fee Agreement. Amounts deferred under Trust I’s Deferred Fee Agreement for the fiscal year ended December 31, 2016 by Mr. Alderman, Mr. Boulware, Ms. Gause, Ms. Hawthorne, Ms. Nugent, Ms. Strumpf, and Ms. Vroegop were $55,271, $186,494, $178,604, $50,405, $75,020, $96,880, and $65,565, respectively. Amounts deferred under Trust II’s Deferred Fee Agreement for the fiscal year ended December 31, 2016 by Mr. Alderman, Mr. Boulware, Ms. Gause, Ms. Hawthorne, Ms. Nugent, Ms. Strumpf, and Ms. Vroegop were $36,354, $122,661, $117,896, $33,145, $49,356, $63,720, and $43,135, respectively.

Trustees’ Share Ownership

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in the Trusts’ Portfolios and in the Brighthouse Funds Complex as of December 31, 2016. Unless otherwise noted, the dollar range of equity securities beneficially owned by a Trustee in a specified Portfolio represents an interest in that Portfolio, as of December 31, 2016, that is held through a Trust’s Deferred Fee Agreement and does not represent actual ownership of the specified Portfolio’s shares.

Share Ownership of the Trustees of the Trusts

Name of Trustee	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Trustees in the Brighthouse Funds Complex
Interested Trustee
John Rosenthal	None	None	None

Independent Trustees
Dawn M. Vroegop	Brighthouse/Aberdeen Emerging Markets Equity (BHFTI)	$10,001-$50,000(1)	Over $100,000
	Brighthouse/Eaton Vance Floating Rate (BHFTI)	$50,001-$100,000(1)

Name of Trustee	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Trustees in the Brighthouse Funds Complex
	Brighthouse/Wellington Large Cap Research (BHFTI)	Over $100,000(1)
	ClearBridge Aggressive Growth (BHFTI)	$10,001-$50,000(1)
	Harris Oakmark International (BHFTI)	Over $100,000(1)
	Loomis Sayles Global Markets (BHFTI)	Over $100,000(1)
	Morgan Stanley Mid Cap Growth (BHFTI)	$10,001-$50,000(1)
	Neuberger Berman Genesis (BHFTII)	$10,001-$50,000(1)
	T. Rowe Price Mid Cap Growth (BHFTI)	$10,001-$50,000(1)
	Van Eck Global Natural Resources (BHFTII)	$10,001-$50,000(1)

Stephen M. Alderman	AB Global Dynamic Allocation (BHFTI)	$50,001-$100,000(1)	Over $100,000
	AQR Global Risk Balanced (BHFTI)	$50,001-$100,000(1)
	BlackRock Global Tactical Strategies (BHFTI)	$50,001-$100,000(1)
	Brighthouse Balanced Plus (BHFTI)	$50,001-$100,000(1)
	Invesco Balanced-Risk Allocation (BHFTI)	$50,001-$100,000(1)
	JPMorgan Global Active Allocation (BHFTI)	$10,001-$50,000(1)
	Loomis Sayles Global Markets (BHFTI)	$10,001-$50,000(1)
	MetLife Aggregate Bond Index (BHFTII)	$10,001-$50,000(2)
	MetLife Multi-Index Targeted Risk (BHFTI)	$10,001-$50,000(1)
	MetLife Russell 2000 Index (BHFTII)	$10,001-$50,000(2)
	Pyramis Managed Risk (BHFTI)	$10,001-$50,000(1)
	Schroders Global Multi-Asset (BHFTI)	$10,001-$50,000(1)
	T. Rowe Price Large Cap Value (BHFTI)	$50,001-$100,000(2)
	T.Rowe Price Mid Cap Growth (BHFTI)	$10,001-$50,000(2)
	T. Rowe Price Large Cap Growth (BHFTII)	$50,001-$100,000(2)
	Wells Capital Management Mid Cap Value (BHFTI)	$10,001-$50,000(2)

Name of Trustee	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Trustees in the Brighthouse Funds Complex
Robert Boulware	AQR Global Risk Balanced (BHFTI)	Over $100,000(1)	Over $100,000
	Brighthouse/Aberdeen Emerging Markets Equity (BHFTI)	Over $100,000(1)
	Brighthouse/Eaton Vance Floating Rate (BHFTI)	Over $100,000(1)
	Brighthouse/Templeton International Bond (BHFTI)	Over $100,000(1)
	ClearBridge Aggressive Growth (BHFTI)	$50,001-$100,000(1)
	Harris Oakmark International (BHFTI)	Over $100,000(1)
	Invesco Small Cap Growth (BHFTI)	$10,001-$50,000(1)
	PanAgora Global Diversified Risk (BHFTI)	Over $100,000(1)

Susan C. Gause	Brighthouse/Eaton Vance Floating Rate (BHFTI)	Over $100,000(1)	Over $100,000
	Brighthouse/Franklin Low Duration Total Return (BHFTI)	Over $100,000(1)
	Brighthouse/Templeton International Bond (BHFTI)	$50,001-$100,000(1)
	ClearBridge Aggressive Growth (BHFTI)	$50,001-$100,000(1)
	Harris Oakmark International (BHFTI)	Over $100,000(1)(2)
	Loomis Sayles Global Markets (BHFTI)	Over $100,000(1)
	PIMCO Inflation Protected (BHFTI)	Over $100,000(1)(2)
	Schroders Global Multi-Asset (BHFTI)	Over $100,000(1)
	T. Rowe Price Mid Cap Growth (BHFTI)	Over $100,000(1)
	T. Rowe Price Small Cap Growth (BHFTII)	Over $100,000(1)
	T. Rowe Price Mid Cap Growth (BHFTI)	$1-$10,000(2)
	Van Eck Global Natural Resources (BHFTII)	$1-$10,000(2)

Nancy Hawthorne	ClearBridge Aggressive Growth (BHFTI)	$50,001-$100,000(1)	Over $100,000

Name of Trustee	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Trustees in the Brighthouse Funds Complex
	Harris Oakmark International (BHFTI)	$50,001-$100,000(1)
	MFS Total Return (BHFTII)	$10,001-$50,000(1)
	T. Rowe Price Large Cap Growth (BHFTII)	Over $100,000(1)
	T. Rowe Price Small Cap Growth (BHFTII)	Over $100,000(1)

Barbara Nugent	AB Global Dynamic Allocation (BHFTI)	Over $100,000(2)	Over $100,000
	BlackRock Global Tactical Strategies (BHFTI)	Over $100,000(2)
	Brighthouse/Templeton International Bond (BHFTI)	$50,001-$100,000(1)
	MetLife MSCI EAFE Index (BHFTII)	$50,001-$100,000(1)
	MetLife Russell 2000 Index (BHFTII)	$50,001-$100,000(1)
	T. Rowe Price Large Cap Value (BHFTI)	$50,001-$100,000(1)
	T. Rowe Price Mid Cap Growth (BHFTI)	$50,001-$100,000(1)
	T. Rowe Price Small Cap Growth (BHFTII)	$50,001-$100,000(1)

Linda B. Strumpf	AB Global Dynamic Allocation (BHFTI)	$50,001-$100,000(1)	Over $100,000
	Brighthouse Balanced Plus (BHFTI)	$50,001-$100,000(1)
	Clarion Global Real Estate (BHFTI)	$10,001-$50,000(1)
	ClearBridge Aggressive Growth (BHFTI)	$50,001-$100,000(1)
	Invesco ComStock (BHFTI)	Over $100,000(1)
	Jennison Growth (BHFTII)	Over $100,000(1)
	Neuberger Berman Genesis (BHFTII)	Over $100,000(1)
	T. Rowe Price Small Cap Growth (BHFTII)	Over $100,000(1)
	Van Eck Global Natural Resources (BHFTII)	Over $100,000(1)

(1)	Represents ownership, as of December 31, 2016, through the Trusts’ Deferred Fee Agreements.
(2)	Represents ownership, as of December 31, 2016, of insurance products that utilize the Trust I Portfolios and/or the Trust II Portfolios as investment vehicles. Shares of the Trust I Portfolios and Trust II Portfolios may not be held directly by individuals.

As of March 31, 2017, the Officers and Trustees of Trust I and Trust II as a group owned less than 1% of the outstanding shares of each Trust or any Portfolio of the Trusts.

Indemnification of Trustees and Officers

Each Trust’s Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Each Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Proxy Voting Policies and Procedures

Pursuant to each Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Adviser. Because the Adviser views proxy voting as a function that is incidental and integral to portfolio management, it has, in turn, delegated the proxy voting responsibilities with respect to each Portfolio other than the Trust I Allocation Portfolio, Trust II Allocation Portfolios, American Allocation Portfolios, Feeder Portfolio, Brighthouse Balanced Plus Portfolio, and the MetLife Multi-Index Targeted Risk Portfolio to the applicable subadviser. Each Trust believes that each subadviser that purchases and sells securities for its respective Portfolio(s) and analyzes the performance of a Portfolio’s securities is in the best position and has the information necessary to vote proxies in the best interest of a Portfolio and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders on the one hand, and the interests of the Adviser, subadviser or any other affiliated person of the Trust, on the other hand. Appendix B to this SAI contains the proxy voting policies and procedures, or a summary of such policies and procedures, of the Portfolios’ subadvisers.

The Adviser votes proxies relating to shares of an Underlying Portfolio in the same proportion as the vote of the other shareholders of the Underlying Portfolio with respect to a particular proposal.

As a shareholder of the Master Fund, the Feeder Portfolio will have the same voting rights as other shareholders. The Adviser will vote proxies relating to shares of the Master Fund held by the Feeder Portfolio in the same proportion as the vote of the other shareholders of the Master Fund with respect to a particular proposal.

Proxy Voting Records

The Adviser and each of the subadvisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information on how proxies relating to the Portfolios’ voting securities were voted by the Adviser or the subadvisers during the most recent 12-month period ended June 30th is available, upon request and without charge, by calling (800) 638-7732 or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy

The Trusts’ procedures with respect to disclosure of portfolio holdings information (“Procedures”) are designed to protect the confidentiality of each Trust’s portfolio holdings information, including material information about the Portfolios’ trading strategies or pending transactions, and prevent the selective disclosure of such information, except in accordance with the Procedures. The Procedures are also designed to help ensure compliance by each Trust, the Adviser, the subadvisers, and other third-party service providers with the anti-fraud provisions of the federal securities laws, including certain provisions of the 1940 Act, and rules promulgated thereunder, and general principles of fiduciary duty with respect to each Portfolio’s non-public portfolio holdings information.

The Procedures address:

•	when portfolio holdings information will be publicly disclosed;

•	the limited circumstances when non-public portfolio holdings information (including partial portfolio holdings information) may be selectively disclosed; and

•	the confidentiality requirements for such selective disclosure of non-public portfolio holdings information.

Non-public portfolio holdings information may only be selectively disclosed in compliance with the terms of the Procedures. Non-public portfolio holdings information may not be disseminated at any time for compensation or other consideration.

The Procedures have been approved by the Board of each Trust. The Adviser and all subadvisers are required to comply with the Procedures before disclosing any non-public portfolio holdings information of the Trusts. As part of their annual compliance review of the Trusts’ compliance procedures, the Boards review the adequacy of the Procedures and effectiveness of their implementation.

It is the policy of the Trusts to prevent the selective disclosure of non-public portfolio holdings information, except in accordance with the Procedures. Portfolio holdings may be disclosed on a selective basis only if (i) the disclosure is for legitimate business purposes of a Portfolio, (ii) such disclosure is in the best interest of the Portfolio’s shareholders, (iii) each recipient of such disclosure is subject to a duty of confidentiality, including a duty not to trade on the non-public information, and (iv) such disclosure is made in accordance with these Procedures. This policy applies to the Trusts, the Adviser and each subadviser and service provider to the Trusts.

Publicly Available Information

The Trust is obligated to publicly disclose its portfolio holdings information quarterly by filing Form N-Q (after the first and third quarter-ends) and Form N-CSR (after the second and fourth quarter-ends) with the SEC. At any time following the filing of Form N-Q or Form N-CSR, the Trusts, the Adviser, and any subadviser may disclose, or cause to be disclosed by a service provider, the portfolio holdings information of any Portfolio of the Trusts.

The Trusts or the Adviser may also disclose portfolio holdings information to any person if the Trusts make available such portfolio holdings information on one or more Brighthouse-affiliated websites (a “Brighthouse website”) (including www.brighthousefinancial.com/variablefunds). Unless the Adviser and a subadviser have agreed otherwise, the following portfolio holdings information will generally be published on a Brighthouse website:

•	the ten largest portfolio holdings of each Portfolio;

•	complete portfolio holdings of each Portfolio;

•	the percentage of the Portfolio’s net assets that each of the portfolio’s ten largest holdings represents; and

•	the percentage of the Portfolio’s net assets that the ten largest portfolio holdings represent in the aggregate.

Unless the Adviser and a subadviser have agreed otherwise, the ten largest holdings of each Portfolio, or all portfolio holdings in the case of the Allocation Portfolios, will generally be posted on a Brighthouse website as early as on or about the tenth business day following a calendar quarter-end. In the case of the AB Global Dynamic Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, Brighthouse Balanced Plus Portfolio, MetLife Multi-Index Targeted Risk Portfolio, Pyramis® Managed Risk

Portfolio, and Schroders Global Multi-Asset Portfolio, the ten largest holdings will generally be posted on a Brighthouse website as early as on or about the fifth business day following the calendar month-end.

Unless the Adviser and a subadviser have agreed otherwise, the complete holdings of each Portfolio, other than the Allocation Portfolios, will generally be posted on the Brighthouse website as early as on or about the thirtieth day following a calendar quarter-end.

The Trusts may exclude all or any portion of such portfolio holdings information from the Brighthouse website or delay its posting when such action is deemed in the best interest of the Trusts by the Trusts’ CCO. Portfolio holdings information generally remains posted on a Brighthouse website until replaced by more recent portfolio holdings information in a manner described above.

For purposes of these Procedures, a Portfolio’s ten largest portfolio holdings will not include information about swaps, futures, or forward currency transactions or transactions transmitted to the Trust’s custodian after certain established cut-off times.

Confidential Dissemination of Non-Public Portfolio Holdings Information

In order to carry out various functions on behalf of the Trust, it may be necessary for certain third parties to receive non-public portfolio holdings information before public dissemination of such information. Such information may be disclosed only after a good faith determination by the CCO, in light of the facts then known that:

•	there is a legitimate business purpose for the disclosure;

•	the disclosure is in the best interest of the Portfolio’s shareholders;

•	each recipient of such disclosure is subject to a duty of confidentiality, including a duty not to trade on the non-public information;

•	if practicable, the recipient is subject to a written confidentiality agreement; and

•	the disclosure is made in accordance with these Procedures.

A legitimate business purpose includes, but is not limited to, disseminating or providing access to portfolio holdings information to:

•	The service providers to the Trust (e.g., custodian, independent auditor) in order for the service provider to fulfill its contractual duties to the Trust;

•	A rating and ranking organization or mutual fund analyst (e.g., Lipper, Wilshire Analytics/Axiom);

•	Wilshire Analytics/Axiom for Portfolios included in the Brighthouse Asset Allocation Program;

•	A newly hired subadviser prior to the subadviser commencing its duties;

•	A subadviser of a Portfolio managing the surviving Portfolio of a merger or the substituting Portfolio in a substitution;

•	A transition manager hired to liquidate or restructure a Portfolio; or

•	A consultant that provides pricing services, proxy voting services and research and trading services.

If practicable, a recipient of non-public portfolio holdings information will be subject to a written confidentiality agreement that contains the following provisions:

•	The Trusts’ portfolio holdings information is the confidential property of the Trust and may not be used for any purpose except in connection with the provision of services to the Trusts;

•	The information may not be traded upon;

•	The recipient agrees to limit access to the information to its employees and agents who shall be subject to a duty to keep and treat such information as confidential and not to trade based on such information; and

•	Upon request from the Adviser, the recipient of the portfolio information shall return or destroy such information.

For purposes of the Procedures, the terms of any written confidentiality agreement and the determination as to whether it is practical to obtain such agreement must be made by the Trusts’ CCO.

Only the CCO, principal executive or principal accounting officer, or persons designated by such officers (each an “Authorized Person”) are authorized to approve the dissemination of non-public portfolio holdings information by the Adviser or a service provider to the Trust, and only in accordance with these Procedures. The authorization of the dissemination of non-public portfolio holdings information by a person other than the CCO shall be reported to the CCO prior to dissemination of the information.

Regarding a subadviser’s dissemination of non-public Portfolio holdings information, only the subadviser’s CCO may authorize such disclosure and only in accordance with these Procedures. In addition, as part of its subadviser oversight program, the Adviser shall review each subadviser’s process for complying with these Procedures and shall annually request a list of third-parties that have been authorized to receive the Trusts’ non-public portfolio holdings information.

Any exceptions to the Procedures may be made only if approved by the Trusts’ CCO as in the best interests of the Trust, and only if such exceptions are reported to the Trusts’ Board at its next regularly scheduled meeting.

Dissemination within Brighthouse Organization

Dissemination of a Trust’s portfolio holdings information to Brighthouse enterprise employees is limited to those persons (i) who are subject to a duty to keep such information confidential, including a duty not to trade on any non-public information, and (ii) who need to receive the information as part of their duties.

Disclosures Required by Law

No provision of these procedures is intended to restrict or prevent the disclosure of portfolio holding information that may be required by applicable law or which are requested by governmental authorities.

Ongoing Arrangements

Set forth below is a list, as of December 31, 2016, of those parties with whom the Trusts have entered into ongoing arrangements that include the release of portfolio holdings information in accordance with the Procedures, as well as the anticipated maximum frequency of the release under such arrangements, and the minimum length of lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for each Portfolio. The parties identified below as recipients are service providers, fund rating agencies, consultants, and analysts. In addition, as of the date of this SAI, it is expected that in connection with the Separation (as defined below), the Trusts will enter into ongoing arrangements with MetLife, Inc. that include the release of portfolio holdings information in accordance with the Procedures, and that such arrangements will provide for the release of information as needed, with no delay between the date of the information and the date on which the information is disclosed.

Recipient	Frequency	Delay Before Dissemination
Abel Noser	Daily	None
Advent	Daily	None

Recipient	Frequency	Delay Before Dissemination
AT&T	Daily	None
Auerbach Grayson	Semi-Annually	30 days
Banco de Brasil	Semi-Annually	30 days
Bank of America/Merrill Lynch	Semi-Annually	30 days
Bank of New York Mellon	Monthly	15 business days
Barclays	Semi-Annually	30 days
Barclays Capital	As needed	None
Barclays Point	Daily	None
Barra Portfolio Manager	Daily	None
Berenberg	Semi-Annually	30 days
Bernstein	Semi-Annually	30 days
Bloomberg	Daily	None
Bloomberg FailStation	Daily	None
BMO Capital Markets	Semi-Annually	30 days
BNP Paribas Security Services	Daily	None
BNY Mellon	Daily	None
Boci Group	Semi-Annually	30 days
Brean Murray	Semi-Annually	30 days
Brown Brothers Harriman & Co.	Daily	None
Cabot Research	Daily	None
Canaccord	Semi-Annually	30 days
Carnegie	Semi-Annually	30 days
Cazenove	Semi-Annually	30 days
Charles River	Daily	None
Cheuvreux	Semi-Annually	30 days
CIBC	Semi-Annually	30 days
CIMB	Semi-Annually	30 days
Citibank	Daily	None
Citigroup-The Yield Book	Daily	None
CLSA	Semi-Annually	30 days
Cogent Consulting	Daily	None
Cormark	Semi-Annually	30 days
Cortland Capital Markets	Daily	None
Credit Suisse	Semi-Annually	30 days
DA Davison	Semi-Annually	30 days
Dahlman Rose	Semi-Annually	30 days
Daiwa	Semi-Annually	30 days
Danske Bank	Semi-Annually	30 days
Deloitte & Touche LLP	As needed	None
Deutsche Bank	Semi-Annually	30 days
Donnelley Financial Solutions	As needed	None
Eagle Investment Systems Corp.	Daily	None
Electra Information Systems	Daily	None
Elkins McSherry	Daily	None
Ernst & Young	As needed	None
Euro Link Advisors	Semi-Annually	30 days
Exane	Semi-Annually	30 days
Eze Software Group	Daily	None
FactSet Research Systems Inc.	Daily	None
Fidelity Action Response	Daily	None
Financial Recovery Technologies	Quarterly	15 days
Fiserv Unified Wealth Platform	Daily	None

Recipient	Frequency	Delay Before Dissemination
FX Transparency LLC	As needed	None
Glass Lewis & Co.	Daily	None
Global Trading	Daily	None
GMP	Semi-Annually	30 days
Goldman Sachs	Semi-Annually	30 days
Group SEB	Semi-Annually	30 days
Halvea	Semi-Annually	30 days
Handelsbanken	Semi-Annually	30 days
HSBC	Semi-Annually	30 days
IDS GmbH	Daily	None
Infinit Outsourcing, Inc.	Daily	None
ING	Semi-Annually	30 days
Institutional Shareholder Services/Securities Class Action Services	Daily	None
Interactive Data Corporation	As needed	None
Intermonte	Semi-Annually	30 days
Investec	Semi-Annually	30 days
Investment Technology Group, Inc.	Daily	None
Itau	Semi-Annually	30 days
Japan Invest	Semi-Annually	30 days
Jefferies	Semi-Annually	30 days
JP Morgan	Semi-Annually	30 days
JPM Pricing Direct	As needed	None
KBW Capital Markets	Semi-Annually	30 days
Kempen	Semi-Annually	30 days
Kotak	Semi-Annually	30 days
Latisys-Chicago, LLC	Daily	None
Liberum	Semi-Annually	30 days
Lipper	As needed	None
Lombard Street Research	Semi-Annually	30 days
LSTA	Monthly	One Month
Macquarie	Semi-Annually	30 days
MainFirst	Semi-Annually	30 days
Markit Ltd.	Daily	None
Maxim Group	Semi-Annually	30 days
McDonald Information Services, Inc.	Generally once (when a security is added to an approved or project list)	None
Mediobanca	Semi-Annually	30 days
MetLife, Inc.	As needed	None
Mitsubishi UFJ	Semi-Annually	30 days
Mizuho	Semi-Annually	30 days
Moody’s Analytics Knowledge Services (UK) Limited	Daily	None
Morgan Stanley	Semi-Annually	30 days
Morningstar, Inc.	Daily	None
MSCI Barra	Daily	None
MSCI ESG Manager	As needed	None
Natixis	Semi-Annually	30 days
Needham	Semi-Annually	30 days
Nomura	Semi-Annually	30 days
Northern Trust Company	Daily	None
Numis	Semi-Annually	30 days
Oddo	Semi-Annually	30 days

Recipient	Frequency	Delay Before Dissemination
Odeon Capital	Semi-Annually	30 days
Omgeo	Daily	None
Oppenheimer & Co.	Semi-Annually	30 days
Plexus/ITG	Daily	None
Pricewaterhouse Coopers	As needed	None
Raymond James	Semi-Annually	30 days
RBC Capital Markets	Semi-Annually	30 days
Redburn	Semi-Annually	30 days
Renaissance Capital	Semi-Annually	30 days
Ropes & Gray LLP	As needed	None
Sales Force - Chatter	Daily	None
Samsung	Semi-Annually	30 days
Scotia Bank	Semi-Annually	30 days
SG Cowen	Semi-Annually	30 days
Sidoti	Semi-Annually	30 days
SMB Nikko Japan	Semi-Annually	30 days
Société Générale	Semi-Annually	30 days
SS&C Technologies	Daily	None
SSIMS	Daily	None
Standard Chartered	Semi-Annually	30 days
State Street Bank and Trust Company	Daily	None
Stifel	Semi-Annually	30 days
Stradley Ronon Stevens & Young, LLP	As needed	None
SunGard Financial Systems	Daily	None
Syntel Inc.	Daily	None
Thomson Reuters Vestek	Daily	None
Trade Informatics	Daily	None
UBS	Semi-Annually	30 days
Vontobel	Semi-Annually	30 days
William Blair	Semi-Annually	30 days
William O’Neil Paranay	Daily	None
Wilshire Associates	Daily	None
Wonda	Daily	None
Yield Book	Daily	None

The approval of the Trusts’ CCO, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information.

The Trusts are not required to describe an ongoing arrangement to make available non-public information about their portfolio holdings available if they:

•	make that information available on its website; and

•	disclose in its prospectuses the availability of the information on its website.

Limitations of Policy

The Trusts’ Procedures are designed to prevent sharing of non-public portfolio holdings information with third parties that have no legitimate business purpose for accessing the information. However, the Procedures may not be effective to limit access to non-public portfolio holdings information in all circumstances. For example, a subadviser may manage accounts other than the Portfolio that have investment objectives and strategies similar to those of the Portfolio. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the subadviser may be able to infer the portfolio holdings of the Portfolio from the portfolio holdings in that investor’s account.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

The Trusts are managed by Brighthouse Investment Advisers, LLC (previously defined as “BIA” or the “Adviser”) which, subject to the supervision and direction of the Trustees of the Trusts, has overall responsibility for the general management and administration of the Trusts. The Adviser is a Delaware limited liability company and is a registered investment adviser and commodity pool operator.

As of the date of this SAI, MetLife, Inc. owns all of the voting interests in the Adviser. MetLife, Inc. is a Delaware public company traded on the New York Stock Exchange. It is currently anticipated that MetLife, Inc. will pursue the separation of a substantial portion of its retail segment, including the Adviser (the “Separation”). Following the Separation, Brighthouse Financial, Inc. (previously defined as “Brighthouse”), a Delaware public company traded on the New York Stock Exchange, will own all of the voting interests in the Adviser. For updated information regarding the timing of the Separation, please refer to the Portfolios’ website at www.brighthousefinancial.com/variablefunds.

As of the date of this SAI, the members of the Adviser include each insurance company the separate accounts of which invest in registered investment companies to which the Adviser serves as investment adviser. Each member’s interest in the Adviser entitles the member to share in the profit and loss of the Adviser in proportion to the profit and loss of the Adviser attributable to customers of that insurance company. Following the Separation, the insurance companies that remain directly or indirectly owned by MetLife, Inc. will no longer be members of the Adviser, and the Adviser will compensate such insurance companies for the services they provide to the Trusts and/or to the holders of insurance contracts issued by separate accounts of such insurance companies that invest in the Portfolios.

Each management agreement with the Adviser regarding the Trust I Portfolios and each investment advisory agreement with the Adviser regarding the Trust II Portfolios (the “current advisory agreements”) provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the Board of Trustees of Trust I or Trust II, as applicable, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those trustees who are not interested persons of Trust I or Trust II, as applicable, cast in person at a meeting called for the purpose of voting on such approval. The current advisory agreements are described in greater detail below.

It is anticipated that new advisory agreements with the Adviser will take effect upon the termination of the current advisory agreements in connection with the Separation. The new advisory agreement for each Portfolio will have an initial term of one year and will be substantially identical to the Portfolio’s current advisory agreement, including with respect to the services the Adviser is required to provide to the Portfolio and the fee rates paid to the Adviser by the Portfolio. Each new advisory agreement will differ from the corresponding current advisory agreement only with respect to dates and the names of the Adviser, the Trusts and certain Portfolios (which were changed to reflect their new names under the Brighthouse organization).

Trust I’s Management Agreements

Pursuant to two management agreements (the “Management Agreements”), BIA has agreed to manage the investment and reinvestment of assets of each Trust I Portfolio. BIA has delegated for each Trust I Portfolio (other than the American Allocation Portfolios, Feeder Portfolio, Trust I Allocation Portfolio and the Base Portion of each of Brighthouse Balanced Plus Portfolio and MetLife Multi-Index Targeted Risk Portfolio) certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio’s account, to subadvisers under subadvisory agreements described below. BIA is responsible for overseeing the Trust I Portfolios’ subadvisers and for making recommendations to the Board of Trustees of Trust I relating to, as necessary, hiring and replacing subadvisers to the Portfolios.

For the American Allocation Portfolios, Trust I Allocation Portfolio and the Base Portion of each of Brighthouse Balanced Plus Portfolio and MetLife Multi-Index Targeted Risk Portfolio, BIA is responsible for determining the asset allocation range for the Portfolio and establishing specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, BIA’s investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio.

For the Feeder Portfolio, BIA selects the Master Fund in which the Feeder Portfolio will invest and monitors the Master Fund’s investment program.

Advisory services are provided to the Trust I Portfolios subject to the supervision and direction of Trust I’s Trustees. Each Management Agreement provides that the Adviser is required to furnish various information and reports, as well as other resources to Trust I, at its own expense and without remuneration from or additional cost to Trust I, including, but not limited to, office space, executive and other personnel, and information and services. BIA, and not the Trust I Portfolios, pays the fees of the Trust I Portfolios’ subadvisers.

Trust I pays the Adviser compensation at the annual percentage rates of the corresponding levels of that Trust I Portfolio’s average daily net asset values, subject to any fee reductions or deferrals as described below in the section entitled “Trust I’s Expenses and Expense Limitation Agreement” and described below in the section entitled “Management Fee Waivers for the Trust I Portfolios.” Each Trust I Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

The Adviser receives no compensation for its services to the Feeder Portfolio. In the event that the Feeder Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment adviser and would receive a management fee at an annual rate of percentage of the assets of the Feeder Portfolio as follows:

Trust I Feeder Portfolio	Fee
American Funds® Growth	0.75%

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
AB Global Dynamic Allocation	0.700 0.650 0.625 0.600	% % % %	First $250 million Next $250 million Next $500 million Over $1 billion

Allianz Global Investors Dynamic Multi-Asset Plus	0.675 0.650 0.600	% % %	First $250 million Next $750 million Over $1 billion

American Funds® Balanced Allocation	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

American Funds® Growth Allocation	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

American Funds® Moderate Allocation	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
AQR Global Risk Balanced	0.675 0.650 0.625 0.600	% % % %	First $250 million Next $500 million Next $250 million Over $1 billion

BlackRock Global Tactical Strategies	0.800 0.750 0.700 0.675 0.650	% % % % %	First $100 million Next $200 million Next $300 million Next $400 million Over $1 billion

BlackRock High Yield	0.600%		All Assets

Brighthouse/Aberdeen Emerging Markets Equity	1.050 1.000 0.850 0.750	% % % %	First $250 million Next $250 million Next $500 million Over $1 billion

Brighthouse/Artisan International	0.750%		All Assets

Brighthouse/Eaton Vance Floating Rate	0.625 0.600	% %	First $100 million Over $100 million

Brighthouse/Franklin Low Duration Total Return	0.520 0.510 0.500 0.490 0.470 0.450	% % % % % %	First $100 million Next $150 million Next $250 million Next $500 million Next $500 million Over $1.5 billion

Brighthouse/Templeton International Bond	0.600%		All Assets

Brighthouse/Wellington Large Cap Research	0.625 0.600 0.575 0.550 0.500	% % % % %	First $250 million Next $250 million Next $500 million Next $1 billion Over $2 billion

Brighthouse Asset Allocation 100	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

Brighthouse Balanced Plus	0.100 0.075 0.050	% % %	Fees on the Portfolio’s Investments in Underlying Portfolios: First $500 million Next $500 million Over $1 billion

Fees on the Portfolio’s Other Assets:

	0.725 0.700 0.675 0.650	% % % %	First $250 million Next $500 million Next $250 million Over $1 billion

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
Brighthouse Small Cap Value	0.750 0.700	% %	First $1 billion Over $1 billion

Clarion Global Real Estate	0.700 0.650 0.550	% % %	First $200 million Next $550 million Over $750 million

ClearBridge Aggressive Growth	0.650 0.600 0.550 0.500	% % % %	First $500 million Next $500 million Next $1 billion Over $2 billion

Harris Oakmark International	0.850 0.800 0.750	% % %	First $100 million Next $900 million Over $1 billion

Invesco Balanced-Risk Allocation	0.675 0.650 0.625 0.600	% % % %	First $250 million Next $500 million Next $250 million Over $1 billion

Invesco Comstock	0.650 0.600 0.525	% % %	First $500 million Next $500 million Over $1 billion

Invesco Mid Cap Value	0.700 0.650 0.625	% % %	First $200 million Next $300 million Over $500 million

Invesco Small Cap Growth	0.880 0.830	% %	First $500 million Over $500 million

JPMorgan Core Bond(a)	0.550%		All Assets

JPMorgan Global Active Allocation	0.800 0.750 0.720 0.700	% % % %	First $250 million Next $250 million Next $250 million Over $750 million

JPMorgan Small Cap Value	0.800 0.775 0.750 0.725	% % % %	First $100 million Next $400 million Next $500 million Over $1 billion

Loomis Sayles Global Markets	0.700 0.650 0.600	% % %	First $500 million Next $500 million Over $1 billion
MetLife Multi-Index Targeted Risk	0.070 0.060 0.050	% % %	Fees on the Portfolio’s Investments in Underlying Portfolios: First $500 million Next $500 million Over $1 billion

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels

Fees on the Portfolio’s Other Assets:

	0.500 0.485 0.470 0.450	% % % %	First $250 million Next $250 million Next $500 million Over $1 billion

MFS® Research International	0.800 0.750 0.700 0.650	% % % %	First $200 million Next $300 million Next $500 million Over $1 billion

Morgan Stanley Mid Cap Growth	0.700 0.650 0.625	% % %	First $200 million Next $300 million Over $500 million

Oppenheimer Global Equity	0.700 0.680 0.670 0.660 0.650	% % % % %	First $100 million Next $150 million Next $250 million Next $250 million Over $750 million

PanAgora Global Diversified Risk	0.650 0.640 0.630 0.600	% % % %	First $250 million Next $500 million Next $250 million Over $1 billion

PIMCO Inflation Protected Bond	0.500 0.450	% %	First $1.2 billion Over $1.2 billion

PIMCO Total Return	0.500 0.475	% %	First $1.2 billion Over $1.2 billion

Pyramis® Government Income	0.520 0.440 0.400	% % %	First $100 million Next $400 million Over $500 million

Pyramis® Managed Risk	0.450%		All Assets

Schroders Global Multi-Asset	0.680 0.660 0.640 0.620 0.600	% % % % %	First $100 million Next $150 million Next $500 million Next $750 million Over $1.5 billion
SSGA Growth and Income ETF	0.330 0.300	% %	First $500 million Over $500 million

SSGA Growth ETF	0.330 0.300	% %	First $500 million Over $500 million

TCW Core Fixed Income	0.550%		All Assets

T. Rowe Price Large Cap Value(a)	0.570%		All Assets

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels

T. Rowe Price Mid Cap Growth	0.750%		All Assets

Wells Capital Management Mid Cap Value	0.750 0.700	% %	First $200 million Over $200 million

(a)	With respect to T. Rowe Price Large Cap Value, 0.750% of the first $50 million of the Portfolio’s average daily net assets plus 0.700% of such assets over $50 million up to $100 million; provided that if such assets are over $100 million up to $200 million, then 0.650% of the first $200 million of such assets; provided that if such assets are over $200 million up to $500 million, then 0.620% of the first $500 million of such assets; provided that if such assets are over $500 million up to $1 billion, then 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion; provided that if such assets are over $1 billion, then 0.570% of all such assets. If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Portfolio to the Adviser shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Adviser shall be calculated according to the following: when the T. Rowe Price Large Cap Value Portfolio’s net assets decline below $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.650%; when the T. Rowe Price Large Cap Value Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.650% and (2) the fee on $200 million calculated at a flat rate of 0.620%; when the T. Rowe Price Large Cap Value Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.620% and (2) the fee on $500 million calculated at a flat rate of 0.595%; when the T. Rowe Price Large Cap Value Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.570%.

The following table shows the amounts in management fees earned by BIA (unless otherwise indicated) for the fiscal years ended December 31, 2016, December 31, 2015, and December 31, 2014.

	Amount Earned by BIA (Unless Otherwise Indicated)
Trust I Portfolio	2016	2015	2014

AB Global Dynamic Allocation	$30,592,291	$31,564,495	$31,478,554

Allianz Global Investors Dynamic Multi-Asset Plus	1,002,427	517,644	93,076	(1)

American Funds® Balanced Allocation	2,650,571	2,766,278	2,840,569

American Funds® Growth	—	—	—

	Amount Earned by BIA (Unless Otherwise Indicated)
Trust I Portfolio	2016	2015	2014

American Funds® Growth Allocation	$1,775,092	$1,864,034	$1,877,597

American Funds® Moderate Allocation	1,814,346	1,888,552	1,953,432

AQR Global Risk Balanced	23,835,999	27,298,937	30,879,482

BlackRock Global Tactical Strategies	48,879,536	51,480,160	51,871,941

BlackRock High Yield	4,088,653	4,491,939	4,977,598

Brighthouse/Aberdeen Emerging Markets Equity	12,121,181	12,699,180	14,196,235

Brighthouse/Artisan International	7,347,562	7,595,587	4,938,820	(2)

Brighthouse/Eaton Vance Floating Rate	4,898,527	5,333,905	5,681,625

Brighthouse/Franklin Low Duration Total Return	5,981,003	7,526,639	7,410,262

Brighthouse/Templeton International Bond	7,576,083	8,530,448	8,540,596

Brighthouse/Wellington Large Cap Research	12,755,311	13,295,174	11,485,647

Brighthouse Asset Allocation 100	1,167,321	1,255,397	1,293,628

Brighthouse Balanced Plus	26,069,138	26,422,673	25,792,176

Brighthouse Small Cap Value	7,443,323	8,228,565	9,627,269

Clarion Global Real Estate	8,922,795	10,320,524	11,471,028

ClearBridge Aggressive Growth	17,246,505	19,599,687	17,825,732

Harris Oakmark International	22,720,996	25,204,059	26,914,192

Invesco Balanced-Risk Allocation	8,820,466	8,595,690	8,562,678

Invesco Comstock	13,418,660	14,875,394	15,605,346

Invesco Mid Cap Value	7,056,352	8,248,382	8,285,106

Invesco Small Cap Growth	9,993,298	11,862,213	13,394,309

JPMorgan Core Bond	13,370,273	15,850,919	16,211,907

JPMorgan Global Active Allocation	14,002,363	12,574,306	11,305,194

JPMorgan Small Cap Value	4,150,208	4,783,339	5,401,092

Loomis Sayles Global Markets	3,218,030	3,546,396	3,636,490

MetLife Multi-Index Targeted Risk	2,854,711	2,100,822	1,345,818

MFS® Research International	12,746,100	14,253,051	15,854,571

Morgan Stanley Mid Cap Growth	5,990,144	7,253,050	8,214,595

Oppenheimer Global Equity	8,333,958	8,714,976	7,654,341

PanAgora Global Diversified Risk	684,115	270,238	65,775	(1)

PIMCO Inflation Protected Bond	12,692,975	13,903,606	15,268,001

PIMCO Total Return	29,137,414	34,217,228	40,636,569

	Amount Earned by BIA (Unless Otherwise Indicated)
Trust I Portfolio	2016	2015		2014

Pyramis® Government Income	$5,530,746	$5,300,439		$5,402,753

Pyramis® Managed Risk	3,514,330	2,214,442		1,017,913

Schroders Global Multi-Asset	7,275,447	6,765,020		5,834,523

SSGA Growth and Income ETF	7,996,533	8,704,664		9,167,906

SSGA Growth ETF	2,851,124	3,128,020		3,188,331

TCW Core Fixed Income	11,760,458	6,953,253	(3)	—

T. Rowe Price Large Cap Value	18,130,375	20,003,467		21,322,977

T. Rowe Price Mid Cap Growth	11,985,374	12,933,872		13,227,567

Wells Capital Management Mid Cap Value	3,997,088	4,987,906		6,001,562

(1)	For the period 4/14/14 through 12/31/14.
(2)	For the period 4/29/14 through 12/31/14.
(3)	For the period 5/1/15 through 12/31/15.

Management Fee Waivers for the Trust I Portfolios

With the exceptions of T. Rowe Price Large Cap Value Portfolio, T. Rowe Price Mid Cap Growth Portfolio and Wells Capital Management Mid Cap Value Portfolio, a schedule of any contractual or voluntary management fee waivers applicable to a Trust I Portfolio is set forth in the prospectus for the relevant Portfolio.

With respect to all of the Portfolios managed by T. Rowe Price Associates, Inc. (“T. Rowe Price”), including T. Rowe Price Large Cap Value Portfolio and T. Rowe Price Mid Cap Growth Portfolio, T. Rowe Price has agreed to a voluntary subadvisory fee waiver that applies if (1) assets under management by T. Rowe Price for Trust I and Trust II in the aggregate exceed $750 million and (2) T. Rowe Price advises two or more portfolios of Trust I and Trust II in the aggregate. The Adviser has voluntarily agreed to reduce its management fee for each of the Portfolios managed by T. Rowe Price, including T. Rowe Price Large Cap Value Portfolio and T. Rowe Price Mid Cap Growth Portfolio, by the amount waived, if any, by T. Rowe Price pursuant to the foregoing voluntary subadvisory fee waiver. These voluntary waivers are not contractual and can be discontinued by T. Rowe Price and the Adviser at any time.

The waiver schedule for the period January 1 through December 31, 2016 was:

Percentage Fee Waiver	Combined Assets
0.0%	First $750 million
5.0%	Next $750 million
7.5%	Next $1.5 billion
10.0%	Excess over $3 billion

With respect to the Wells Capital Management Mid Cap Value Portfolio, the Adviser has voluntarily agreed to reduce it management fee for the Portfolio to reflect a portion of the savings from the difference between the subadvisory fee payable by BIA to WellsCap and the subadvisory fee previously payable by BIA to the former investment subadviser to the Portfolio. This voluntary advisory fee waiver is not contractual and can be discontinued by the Adviser at any time.

On June 1, 2017, the Advisory Fee after the Waiver schedule was:

Assets	Advisory Fee After Waiver
First $50,000,000	0.700%
Next $50,000,000	0.675%
Next $400,000,000	0.650%
Excess over $500,000,000	0.600%

The following table shows the amounts of management fees waived by BIA for the following fiscal years ended December 31, 2016, December 31, 2015 and December 31, 2014.

Trust I Portfolio	2016	2015	2014

AB Global Dynamic Allocation	$885,485	$946,728	$923,928

Allianz Global Investors Dynamic Multi-Asset Plus	—	—	7,610

American Funds® Balanced Allocation	—	—	—

American Funds® Growth	—	—	—

American Funds® Growth Allocation	—	—	—

American Funds® Moderate Allocation	—	—	—

AQR Global Risk Balanced	405,733	636,596	875,299

BlackRock Global Tactical Strategies	2,406,573	2,646,630	2,193,996

BlackRock High Yield	9,469	28,592	—

Brighthouse/Aberdeen Emerging Markets Equity	750,000	250,000	250,000

Brighthouse/Artisan International	—	—	—

Brighthouse/Eaton Vance Floating Rate	—	—	—

Brighthouse/Franklin Low Duration Total Return	240,660	283,247	278,855

Brighthouse/Templeton International Bond	4,840	—	—

Brighthouse/Wellington Large Cap Research	1,714,326	1,738,572	1,519,062

Brighthouse Asset Allocation 100	—	—	—

Brighthouse Balanced Plus	450,913	459,434	443,951

Brighthouse Small Cap Value	46,879	52,611	151,948

Clarion Global Real Estate	—	—	—

ClearBridge Aggressive Growth	137,208	179,984	359,469

Harris Oakmark International	489,033	571,802	628,806

Invesco Balanced-Risk Allocation	426,772	426,673	407,557

Invesco Comstock	432,730	571,466	640,985

Invesco Mid Cap Value	225,000	225,000	225,026

Invesco Small Cap Growth	250,000	250,000	250,000

JPMorgan Core Bond	3,160,246	3,746,581	3,831,905

Trust I Portfolio	2016	2015	2014

JPMorgan Global Active Allocation	$894,812	$792,808	$702,157

JPMorgan Small Cap Value	524,951	588,334	629,287

Loomis Sayles Global Markets	—	—	—

MetLife Multi-Index Targeted Risk	—	—	—

MFS® Research International	1,140,085	1,176,393	1,408,396

Morgan Stanley Mid Cap Growth	104,700	100,000	100,000

Oppenheimer Global Equity	987,006	869,429	444,799

PanAgora Global Diversified Risk	—	—	6,559

PIMCO Inflation Protected Bond	171,832	239,089	64,889

PIMCO Total Return	2,035,517	2,570,234	—

Pyramis® Government Income	2,460	—	—

Pyramis® Managed Risk	800,447	543,002	282,414

Schroders Global Multi-Asset	—	—	—

SSGA Growth and Income ETF	—	—	—

SSGA Growth ETF	—	—	—

TCW Core Fixed Income(1)	2,886,709	1,641,731	—

T. Rowe Price Large Cap Value	934,552	875,855	939,580

T. Rowe Price Mid Cap Growth	653,260	717,195	738,244

Wells Capital Management Mid Cap Value	78,028	—	—

(1)	For the period 5/1/15 through 12/31/15.

Trust I’s Expenses and Expense Limitation Agreement

Each Trust I Portfolio pays all expenses not borne by the Adviser or its subadviser, including, but not limited to, the charges and expenses of each Portfolio’s custodian, independent registered public accounting firm and legal counsel for Trust I and its Independent Trustees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company Institute, and the compensation of Trustees of Trust I who are not directors or trustees, officers or employees of the Adviser or its affiliates, other than affiliated registered investment companies. All general Trust I expenses are allocated among and charged to the assets of the Portfolios of Trust I on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio.

BIA has contractually agreed, for the period May 1, 2017, through April 30, 2018, to waive fees or pay all expenses (other than Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses) so as to limit certain of the Trust I Portfolio’s Net Operating Expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest, other expenditures which are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses) (“Deferred Expenses”). These Deferred Expenses are subject to a Portfolio’s obligation to repay BIA in future years, if any, when the relevant Portfolio’s expenses for the applicable Class fall below the expense limit that was in effect at the time that the Deferred Expenses were incurred. Such Deferred Expenses may be charged to a Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time that the Deferred Expenses were incurred. The Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the Deferred Expenses were incurred. The current expense limits as a percentage of each class of a Portfolio’s average daily net assets are as follows:

	Expense Limit Agreement
Trust I Portfolio	Class A	Class B	Class E

Allianz Global Investors Dynamic Multi-Asset Plus	N/A	1.20%	N/A

PanAgora Global Diversified Risk	N/A	1.30%	N/A

These expense figures do not include portfolio brokerage commissions, which are not deducted from the Trust I Portfolio’s assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

The following table shows the Deferred Expenses for the fiscal years ended December 31, 2016, December 31, 2015, and December 31, 2014.

Trust I Portfolio	2016	2015	2014

Allianz Global Investors Dynamic Multi-Asset Plus	$—	$118,545	$237,922

PanAgora Global Diversified Risk	—	85,165	231,931

The following table shows the amounts repaid by the Portfolios to BIA for the fiscal years ended December 31, 2016, December 31, 2015, and December 31, 2014.

Trust I Portfolio	2016	2015	2014

AB Global Dynamic Allocation	$94,623	$—	$—

Brighthouse Asset Allocation 100	—	—	68,214

MetLife Multi-Index Targeted Risk	—	—	148,313

PanAgora Global Diversified Risk	142,277	—	—

Pyramis® Managed Risk	—	—	97,697

Trust II’s Advisory Agreements

Pursuant to separate advisory agreements (the “Advisory Agreements”), BIA has agreed to manage the investment and reinvestment of assets of each Trust II Portfolio. BIA has delegated for each Trust II Portfolio (other than the Trust II Allocation Portfolios) certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio’s account, to subadvisers under subadvisory agreements described below. BIA is responsible for overseeing the Trust II Portfolios’ subadvisers and for making recommendations to the Board of Trustees of Trust II relating to, as necessary, hiring and replacing subadvisers to the Portfolios.

For the Trust II Allocation Portfolios, BIA is responsible for determining the asset allocation range for the Portfolio and establishing specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, BIA’s investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio.

Advisory services are provided to the Trust II Portfolios subject to the supervision and direction of Trust II’s Trustees. Each Advisory Agreement also provides that the Adviser shall pay the expenses of Trust II relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform the Advisers’ obligations under the advisory agreements and supervise and oversee the administrative services provided to the Portfolios by the third-party administrator. BIA, and not the Trust II Portfolios, pays the fees of the Trust II Portfolios’ subadvisers.

Trust II pays the Adviser compensation at the annual percentage rates of the corresponding levels of that Trust II Portfolio’s average daily net asset values, subject to any fee reductions or deferrals as described below in the section entitled “Trust II’s Expenses and Expense Limitation Agreement” and described below in the section entitled “Advisory Fee Waivers for the Trust II Portfolios.” Each Trust II Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

As compensation for the services it receives under the Advisory Agreements, Trust II pays the Adviser a monthly fee at the following annual rates of each Portfolio’s average daily net assets:

Trust II Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
Baillie Gifford International Stock	0.860 0.800 0.750	% % %	First $500 million Next $500 million Over $1 billion

BlackRock Bond Income	0.400 0.350 0.300 0.250	% % % %	First $1 billion Next $1 billion Next $1 billion Over $3 billion

BlackRock Capital Appreciation	0.730 0.650	% %	First $1 billion Over $1 billion

BlackRock Large Cap Value	0.700 0.650 0.600	% % %	First $250 million Next $500 million Over $750 million

BlackRock Ultra-Short Term Bond	0.350 0.300	% %	First $1 billion Over $1 billion

Brighthouse/Artisan Mid Cap Value	0.820 0.780	% %	First $1 billion Over $1 billion

Brighthouse/Dimensional International Small Company	0.850 0.800	% %	First $100 million Over $100 million

Brighthouse/Wellington Balanced	0.500 0.450 0.400	% % %	First $500 million Next $500 million Over $1 billion

Brighthouse/Wellington Core Equity Opportunities	0.750 0.700 0.650	% % %	First $1 billion Next $2 billion Over $3 billion

Trust II Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
Brighthouse Asset Allocation 20	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

Brighthouse Asset Allocation 40	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

Brighthouse Asset Allocation 60	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

Brighthouse Asset Allocation 80	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

Frontier Mid Cap Growth	0.750 0.700 0.650	% % %	First $500 million Next $500 million Over $1 billion

Jennison Growth	0.700 0.650 0.600 0.550	% % % %	First $200 million Next $300 million Next $1.5 billion Over $2 billion

Loomis Sayles Small Cap Core	0.900 0.850	% %	First $500 million Over $500 million

Loomis Sayles Small Cap Growth	0.900 0.850	% %	First $500 million Over $500 million

MetLife Aggregate Bond Index	0.250%		All Assets

MetLife Mid Cap Stock Index	0.250%		All Assets

MetLife MSCI EAFE® Index	0.300%		All Assets

MetLife Russell 2000® Index	0.250%		All Assets

MetLife Stock Index	0.250%		All Assets

MFS® Total Return	0.600 0.550 0.500	% % %	First $250 million Next $500 million Over $750 million

MFS® Value	0.750 0.700 0.675 0.650	% % % %	First $250 million Next $2.25 billion Next $2.5 billion Over $5 billion

Neuberger Berman Genesis	0.850 0.800 0.750	% % %	First $500 million Next $500 million Over $1 billion

T. Rowe Price Large Cap Growth	0.650 0.600	% %	First $50 million Over $50 million

Trust II Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
T. Rowe Price Small Cap Growth	0.550 0.500 0.450	% % %	First $100 million Next $300 million Over $400 million

VanEck Global Natural Resources	0.800 0.775 0.750	% % %	First $250 million Next $750 million Over $1 billion

Western Asset Management Strategic Bond Opportunities	0.650 0.550	% %	First $500 million Over $500 million

Western Asset Management U.S. Government	0.550 0.450	% %	First $500 million Over $500 million

The following tables shows the amounts in advisory fees earned by BIA (unless otherwise indicated) for the fiscal years ended December 31, 2016, December 31, 2015, and December 31, 2014.

	Amount Earned by BIA (Unless Otherwise Indicated)
Trust II Portfolio	2016	2015	2014

Baillie Gifford International Stock	$13,431,329	$14,696,062	$15,881,841

BlackRock Bond Income	12,590,207	13,400,400	13,434,344

BlackRock Capital Appreciation	12,018,041	13,415,938	14,040,833

BlackRock Large Cap Value	9,195,053	10,058,237	11,303,007

BlackRock Ultra-Short Term Bond	3,682,609	4,002,311	4,483,036

Brighthouse/Artisan Mid Cap Value	9,149,788	10,671,265	11,894,629

Brighthouse/Dimensional International Small Company	5,321,293	5,738,269	6,440,401

Brighthouse/Wellington Balanced	5,701,599	6,068,912	6,164,307

Brighthouse/Wellington Core Equity Opportunities	26,928,874	26,579,438	28,204,259

Brighthouse Asset Allocation 20	642,351	641,904	650,652

Brighthouse Asset Allocation 40	3,890,199	4,334,734	3,649,375

Brighthouse Asset Allocation 60	7,535,844	8,306,070	7,015,220

Brighthouse Asset Allocation 80	5,760,385	6,385,901	5,234,792

Frontier Mid Cap Growth	8,029,498	8,673,891	8,468,684

Jennison Growth	15,628,691	17,367,438	18,439,307

Loomis Sayles Small Cap Core	3,806,996	4,196,524	4,389,395

Loomis Sayles Small Cap Growth	3,127,503	3,726,391	4,028,051

MetLife Aggregate Bond Index	6,661,833	6,043,028	5,441,189

MetLife Mid Cap Stock Index	2,437,520	2,403,173	2,303,675

	Amount Earned by BIA (Unless Otherwise Indicated)
Trust II Portfolio	2016	2015	2014

MetLife MSCI EAFE® Index	$2,975,114	$3,016,043	$2,904,019

MetLife Russell 2000® Index	2,085,793	2,227,132	2,192,905

MetLife Stock Index	15,725,187	16,214,027	16,061,998

MFS® Total Return	4,815,711	5,177,730	5,563,579

MFS® Value	21,207,964	22,569,810	24,987,759

Neuberger Berman Genesis	9,477,130	10,885,190	12,176,454

T. Rowe Price Large Cap Growth	13,300,371	14,207,875	14,891,289

T. Rowe Price Small Cap Growth	5,785,892	6,197,916	5,782,938

VanEck Global Natural Resources	8,100,047	8,202,233	9,035,999

Western Asset Management Strategic Bond Opportunities	15,812,476	7,874,901	7,012,520

Western Asset Management U.S. Government	10,661,011	11,964,383	12,905,869

Advisory Fee Waivers for the Trust II Portfolios

With the exceptions of T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio, a schedule of any contractual or voluntary advisory fee waivers applicable to each Trust II Portfolio is set forth in the prospectus for the relevant Portfolio.

With respect to all of the Portfolios managed by T. Rowe Price, including T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio, T. Rowe Price has agreed to a voluntary subadvisory fee waiver that applies if (1) assets under management by T. Rowe Price for Trust II and Trust I in the aggregate exceed $750 million and (2) T. Rowe Price advises two or more portfolios of Trust II and Trust I in the aggregate. The Adviser has voluntarily agreed to reduce its management fee for each of the Portfolios managed by T. Rowe Price, including T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio, by the amount waived, if any, by T. Rowe Price pursuant to the foregoing voluntary subadvisory fee waiver. These voluntary waivers are not contractual and can be discontinued by T. Rowe Price and the Adviser at any time.

The waiver schedule for the period January 1 through December 31, 2016 was:

Percentage Fee Waiver	Combined Assets
0.0%	First $750 million
5.0%	Next $750 million
7.5%	Next $1.5 billion
10.0%	Excess over $3 billion

The following table shows the amounts of advisory fees waived by BIA for the following fiscal years ended December 31, 2016, December 31, 2015, and December 31, 2014.

Trust II Portfolio	2016	2015	2014
Baillie Gifford International Stock	$2,031,266	$2,284,212	$2,521,368

BlackRock Bond Income	—	—	—

Trust II Portfolio	2016	2015	2014
BlackRock Capital Appreciation	$991,846	$1,064,548	$175,000

BlackRock Large Cap Value	399,588	471,520	2,437,027

BlackRock Ultra-Short Term Bond	249,554	1,465,319	2,237,968

Brighthouse/Artisan Mid Cap Value	—	—	—

Brighthouse/Dimensional International Small Company	50,000	50,000	50,000

Brighthouse/Wellington Balanced	370,083	405,146	415,783

Brighthouse/Wellington Core Equity Opportunities	5,606,110	5,509,865	5,550,463

Brighthouse Asset Allocation 20	—	—	—

Brighthouse Asset Allocation 40	—	—	—

Brighthouse Asset Allocation 60	—	—	—

Brighthouse Asset Allocation 80	—	—	—

Frontier Mid Cap Growth	257,459	111,507	120,531

Jennison Growth	1,926,900	2,179,809	2,335,717

Loomis Sayles Small Cap Core	323,000	366,280	386,458

Loomis Sayles Small Cap Growth	297,500	364,044	397,497

MetLife Aggregate Bond Index	224,710	187,582	151,471

MetLife Mid Cap Stock Index	24,433	23,063	21,073

MetLife MSCI EAFE® Index	25,218	26,184	23,428

MetLife Russell 2000® Index	16,716	19,543	18,858

MetLife Stock Index	768,511	797,842	788,720

MFS® Total Return	—	—	—

MFS® Value	4,128,917	4,481,988	5,108,863

Neuberger Berman Genesis	125,000	125,000	125,002

T. Rowe Price Large Cap Growth	941,468	1,030,703	1,094,504

T. Rowe Price Small Cap Growth	271,905	295,643	278,289

VanEck Global Natural Resources	120,399	119,456	124,158

Western Asset Management Strategic Bond Opportunities	1,547,588	570,446	492,285

Western Asset Management U.S. Government	301,600	359,528	401,372
Trust II’s Expenses and Expense Limitation Agreement

Each Trust II Portfolio pays all expenses not borne by the Adviser or its subadviser, including, but not limited to, the charges and expenses of each Portfolio’s custodian, independent registered public accounting firm and legal counsel for Trust II and its Independent Trustees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company Institute, and the compensation of Trustees of Trust II who are not directors or trustees, officers or employees of the Adviser or its affiliates, other than affiliated registered investment companies. All general Trust II expenses are allocated among and charged to the assets of the Portfolios of Trust II on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio.

Pursuant to an expense agreement relating to certain of the Portfolios, the Adviser has agreed, from May 1, 2017, to April 30, 2018 to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on a Portfolio’s then-current fiscal year, which limits vary from Portfolio to Portfolio). For each Portfolio set forth below, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios to repay the Adviser in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of a Portfolio is obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. The current expense limits as a percentage of each class of a Portfolio’s average daily net assets are as follows:

	Expense Limit Agreement
Trust II Portfolio	Class A	Class B
Brighthouse Asset Allocation 20	0.10%	0.35%

These expense figures do not include portfolio brokerage commissions, which are not deducted from the Trust II Portfolio’s assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

The following table shows the amounts waived and/or reimbursed by BIA to the following Portfolio(s) for the fiscal years ended December 31, 2016, December 31, 2015, and December 31, 2014.

Trust II Portfolio	2016	2015	2014
Brighthouse Asset Allocation 20	$120,106	$99,092	$111,213

Subadvisory Arrangements for Trust I and Trust II

The Adviser has delegated to certain subadvisers the responsibility for continuously providing an investment program for certain of the Trust I Portfolios and Trust II Portfolios pursuant to subadvisory agreements. The current subadvisory agreements are described in greater detail below.

It is anticipated that new subadvisory agreements will take effect upon the termination of the current subadvisory agreements in connection with the Separation. The terms of the new subadvisory agreement for each Portfolio will have an initial term of one year and will be substantially identical to the terms of the corresponding current subadvisory agreement, including with respect to the services the subadviser is required to provide to the Portfolio and the fee rates paid to the subadviser by the Adviser. Each new subadvisory agreement will differ from the corresponding current subadvisory agreement only with respect to dates and the names of the Adviser, the Trusts and certain Portfolios.

The following table lists the relevant Portfolios and the corresponding subadviser for each such Portfolio.

Portfolio	Subadviser
AB Global Dynamic Allocation*	AllianceBernstein L.P.
Allianz Global Investors Dynamic Multi-Asset Plus*	Allianz Global Investors U.S. LLC
AQR Global Risk Balanced*	AQR Capital Management, LLC
Baillie Gifford International Stock+	Baillie Gifford Overseas Limited
BlackRock Bond Income+	BlackRock Advisors, LLC
BlackRock Capital Appreciation+	BlackRock Advisors, LLC
BlackRock Global Tactical Strategies*	BlackRock Financial Management, Inc.
BlackRock High Yield*	BlackRock Financial Management, Inc.
BlackRock Large Cap Value+	BlackRock Advisors, LLC
BlackRock Ultra-Short Term Bond+	BlackRock Advisors, LLC
Brighthouse/Aberdeen Emerging Markets Equity*	Aberdeen Asset Managers Limited
Brighthouse/Artisan International*	Artisan Partners Limited Partnership
Brighthouse/Artisan Mid Cap Value+	Artisan Partners Limited Partnership
Brighthouse/Dimensional International Small Company+	Dimensional Fund Advisors LP
Brighthouse/Eaton Vance Floating Rate*	Eaton Vance Management
Brighthouse/Franklin Low Duration Total Return*	Franklin Advisers, Inc.
Brighthouse/Templeton International Bond*	Franklin Advisers, Inc.
Brighthouse/Wellington Balanced+	Wellington Management Company LLP
Brighthouse/Wellington Core Equity Opportunities+	Wellington Management Company LLP
Brighthouse/Wellington Large Cap Research*	Wellington Management Company LLP
Brighthouse Balanced Plus (Overlay Portion)*	Pacific Investment Management Company LLC
Brighthouse Small Cap Value*	Delaware Investments Fund Advisers Wells Capital Management Incorporated
Clarion Global Real Estate*	CBRE Clarion Securities LLC
ClearBridge Aggressive Growth*	ClearBridge Investments, LLC
Frontier Mid Cap Growth+	Frontier Capital Management Company, LLC
Harris Oakmark International*	Harris Associates L.P.
Invesco Balanced-Risk Allocation*	Invesco Advisers, Inc.
Invesco Comstock*	Invesco Advisers, Inc.
Invesco Mid Cap Value*	Invesco Advisers, Inc.
Invesco Small Cap Growth*	Invesco Advisers, Inc.
Jennison Growth+	Jennison Associates LLC
JPMorgan Core Bond*	J.P. Morgan Investment Management Inc.
JPMorgan Global Active Allocation*	J.P. Morgan Investment Management Inc.
JPMorgan Small Cap Value*	J.P. Morgan Investment Management Inc.
Loomis Sayles Global Markets*	Loomis, Sayles & Company, L.P.
Loomis Sayles Small Cap Core+	Loomis, Sayles & Company, L.P.
Loomis Sayles Small Cap Growth+	Loomis, Sayles & Company, L.P.
MetLife Aggregate Bond Index+	MetLife Investment Advisors, LLC
MetLife Mid Cap Stock Index+	MetLife Investment Advisors, LLC
MetLife MSCI EAFE® Index+	MetLife Investment Advisors, LLC
MetLife Multi-Index Targeted Risk (Overlay Portion)*	MetLife Investment Advisors, LLC
MetLife Russell 2000® Index+	MetLife Investment Advisors, LLC
MetLife Stock Index+	MetLife Investment Advisors, LLC
MFS® Research International*	Massachusetts Financial Services Company
MFS® Total Return+	Massachusetts Financial Services Company
MFS® Value+	Massachusetts Financial Services Company
Morgan Stanley Mid Cap Growth*	Morgan Stanley Investment Management Inc.
Neuberger Berman Genesis+	Neuberger Berman Investment Advisers LLC

Portfolio	Subadviser
Oppenheimer Global Equity*	OppenheimerFunds, Inc.
PanAgora Global Diversified Risk*	PanAgora Asset Management, Inc.
PIMCO Inflation Protected Bond*	Pacific Investment Management Company LLC
PIMCO Total Return*	Pacific Investment Management Company LLC
Pyramis® Government Income*	FIAM LLC
Pyramis® Managed Risk*	FIAM LLC
Schroders Global Multi-Asset *	Schroder Investment Management North America Inc.(a)
SSGA Growth and Income ETF*	SSGA Funds Management, Inc.
SSGA Growth ETF*	SSGA Funds Management, Inc.
TCW Core Fixed Income*	TCW Investment Management Company LLC
T. Rowe Price Large Cap Growth+	T. Rowe Price Associates, Inc.
T. Rowe Price Large Cap Value*	T. Rowe Price Associates, Inc.
T. Rowe Price Mid Cap Growth*	T. Rowe Price Associates, Inc.
T. Rowe Price Small Cap Growth+	T. Rowe Price Associates, Inc.
VanEck Global Natural Resources+	Van Eck Associates Corporation
Wells Capital Management Mid Cap Value*	Wells Capital Management Incorporated
Western Asset Management Strategic Bond Opportunities+	Western Asset Management Company(b)
Western Asset Management U.S. Government+	Western Asset Management Company

*	Denotes Trust I Portfolio

+	Denotes Trust II Portfolio

(a)	Schroder Investment Management North America Inc. has retained Schroder Investment Management North America Limited to provide investment sub-advisory services to it in connection with the management of the Portfolio.

(b)	As described below, in connection with Western Asset’s service as subadviser to Western Asset Management Strategic Bond Opportunities, Western Asset may delegate to its affiliate, Western Asset Management Company Limited (“Western Asset Limited”), any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies. As compensation to Western Asset Limited, Western Asset will compensate Western Asset Limited from any fees paid to Western Asset by the Adviser in proportion to the assets delegated to Western Asset Limited.

Ownership Information for the Subadvisors to Trust I and Trust II

Aberdeen Asset Managers Limited (“Aberdeen”) is a Scottish company located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC.

AllianceBernstein L.P. is a Delaware limited partnership located at 1345 Avenue of the Americas, New York, New York 10105. Approximately 64% of the equity in AllianceBernstein is owned by AXA, a global financial services company based in France.

Allianz Global Investors U.S. LLC is a Delaware limited liability company located at 1633 Broadway, 43rd Floor, New York, New York 10019. It is an indirect wholly-owned subsidiary of Allianz SE, a global financial services company based in Germany.

AQR Capital Management, LLC (“AQR”) is a Delaware limited liability company located at Two Greenwich Plaza, Greenwich, Connecticut 06830. AQR is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR. Clifford S. Asness may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings.

Artisan Partners Limited Partnership (“Artisan Partners”) was organized in 1994. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc. (“APAM”), a publicly-traded Delaware corporation. A stockholders committee has the authority to vote more than a majority of the combined voting power of APAM’s capital stock. Artisan Partners’ principal address is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin, 53202.

Baillie Gifford Overseas Limited (“Baillie Gifford”) is a wholly-owned subsidiary of Baillie Gifford & Co., which is controlled by its partners working within the firm. Both Baillie Gifford and Baillie Gifford & Co. are authorized and regulated in the United Kingdom by the Financial Conduct Authority. The principal address of Baillie Gifford is Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

BlackRock Advisors, LLC, located at 55 East 52nd Street, New York, New York 10055, is an indirect wholly-owned subsidiary of BlackRock, Inc., which is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. BlackRock, Inc. and its global subsidiaries provide investment management and risk management services.

BlackRock Financial Management, Inc., located at 55 East 52nd Street, New York, New York 10055, is an indirect wholly-owned subsidiary of BlackRock, Inc., which is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. BlackRock, Inc. and its global subsidiaries provide investment management and risk management services.

CBRE Clarion Securities LLC’s (“CBRE Clarion”) is a Delaware limited liability company whose earliest predecessor firm was founded in 1969. CBRE Clarion is a majority-owned subsidiary of CBRE Group, Inc. CBRE Clarion’s principal address is 201 King of Prussia Road, Radnor, Pennsylvania 19087. CBRE Clarion is in the business of providing investment management services to institutional client accounts.

ClearBridge Investments, LLC (“ClearBridge”), located at 620 Eighth Avenue, New York, New York 10018, is an investment advisor that succeeded the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.

Delaware Investments Fund Advisers (“DIFA”) is located at 2005 Market Street, Philadelphia, Pennsylvania 19103. DIFA is a series of Macquarie Investment Management Business Trust, which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a wholly-owned subsidiary of Macquarie Group Limited.

Dimensional Fund Advisors LP (“Dimensional”) was originally organized as “Dimensional Fund Advisors Inc.,” a Delaware corporation in May 1981, and in November 2006, it converted its legal name and organizational form to “Dimensional Fund Advisors LP,” a Delaware limited partnership. Dimensional is controlled and operated by Dimensional Holdings, Inc., a Delaware corporation. Dimensional is engaged in the business of providing investment management services. Dimensional is headquartered at 6300 Bee Cave Road, Building One, Austin, Texas, 78746.

Eaton Vance Management (“Eaton Vance”) is a wholly-owned subsidiary of Eaton Vance Corp. Eaton Vance and its affiliates provide asset management services on behalf of mutual funds, institutional clients and individuals. Eaton Vance is located at Two International Place, Boston Massachusetts 02110.

FIAM LLC (“FIAM”) has primary responsibility for choosing investments for the Pyramis® Government Income Portfolio and Pyramis® Managed Risk Portfolio. FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FIAM. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC. FIAM is located at 900 Salem Street Smithfield, Rhode Island 02917.

Franklin Advisers, Inc. (“Franklin Advisers”) is a California corporation located at One Franklin Parkway, San Mateo, California 94403. Franklin Advisers is a direct, wholly-owned subsidiary of Franklin Resources, Inc.

Frontier Capital Management Company, LLC, located at 99 Summer Street, Boston, Massachusetts 02110, was founded in 1980, and since 2000 has been a Delaware limited liability company with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc.

Harris Associates L.P. (“Harris”) is a Delaware limited partnership managed by Harris Associates, Inc. (“HAI”). Harris and HAI are wholly-owned subsidiaries of Natixis Global Asset Management L.P., which is an indirect subsidiary of Natixis Global Asset Management U.S. (“NGAM”). NGAM is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Together with its predecessor firms, Harris has advised and managed mutual funds since 1970. Harris is located at 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606.

Invesco Advisers, Inc. (“Invesco”) as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages investment portfolios encompassing a broad range of investment objectives. Invesco is an indirect, wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. The principal address for Invesco is 1555 Peachtree Street, N.E. Atlanta Georgia 30309.

J.P. Morgan Investment Management Inc. (“JPMIM”) is a Delaware corporation located at 270 Park Avenue, New York, New York 10017. JPMIM is an indirect wholly-owned subsidiary of JPMorgan Chase & Co.

Jennison Associates LLC (including its predecessor, Jennison Associates Capital Corp.) (“Jennison”) was founded in 1969. Jennison, located at 466 Lexington Avenue, New York, New York 10017, provides investment management services primarily to corporations, trustee pension and profit-sharing plans, charitable organizations, endowments, insurance separate accounts, affiliated and third-party mutual funds, other commingled funds and individually managed accounts for managed account programs sponsored by broker dealers. Jennison is a wholly-owned subsidiary of PGIM, Inc., which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. Jennison is organized under the laws of Delaware as a single member limited liability company.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), is a limited partnership managed by its general partner, Loomis, Sayles & Company, Incorporated. Loomis Sayles is a wholly-owned subsidiary of Natixis Global Asset Management which owns, in addition to Loomis Sayles, a number of other asset management and distribution and service entities. Natixis Global Asset Management is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The principal address for Loomis Sayles is One Financial Center, Boston Massachusetts 02111.

Massachusetts Financial Services Company (“MFS”) and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company). The principal address for MFS is 111 Huntington Avenue, Boston, Massachusetts 02199.

MetLife Investment Advisors, LLC (“MLIA”) is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIA also manages investment assets for certain affiliated companies and other entities. As of the date of this SAI, MLIA is an affiliate of the Adviser and contracts with the Adviser to provide advisory services to certain Portfolios. MLIA is located at 200 Park Avenue, New York, New York 10166.

Morgan Stanley Investment Management, Inc. (“MSIM”), is located at 522 Fifth Avenue, New York, New York 10036. MSIM is a Delaware corporation and is a direct wholly-owned subsidiary of Morgan Stanley.

Neuberger Berman Investment Advisers LLC, located at 1290 Avenue of the Americas, New York, New York 10104, along with its predecessor firms and affiliates, have been managing money since 1939 and have specialized in the management of mutual funds since 1950.

OppenheimerFunds, Inc. (“Oppenheimer”) is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization. Oppenheimer is located at 225 Liberty Street, New York, New York 10281.

Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. The principal address for PIMCO is 650 Newport Center Drive, Newport Beach, California 92660.

PanAgora Asset Management, Inc. is a Delaware corporation located at 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210. The firm was founded in 1989, and is jointly owned by Power Financial Corporation, Nippon Life Insurance Company, and certain key employees.

SSGA Funds Management, Inc. (“SSGA FM”) is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. The principal address for SSGA FM is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Schroder Investment Management North America Inc., (“Schroders”) through its predecessors, has been an investment manager since 1962, and serves as investment adviser to mutual funds and a broad range of institutional investors. Schroders plc, Schroders’ ultimate parent, is a global asset management company. Schroders is located at 7 Bryant Park, New York, New York 10018.

TCW Investment Management Company LLC was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. (“TCW”) and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. In February 2013, The Carlyle Group and the management of TCW announced the completion of their acquisition of TCW from Société Générale, creating an independent firm. As a result of the transaction, TCW management and employees own approximately 40% of the firm on a fully diluted basis.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street Baltimore, Maryland 21202, is a Maryland corporation dating back to 1937. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc.

Van Eck Associates Corporation (“VanEck”) is a Delaware corporation located at 666 Third Avenue, 9th Floor, New York, New York 10017. VanEck is a private company wholly owned by members of the van Eck family. Jan F. van Eck is a principal shareholder.

Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.

Wells Capital Management Incorporated (“WellsCap”), headquartered at 525 Market Street, San Francisco, California 94105, is an indirect, wholly-owned subsidiary of Wells Fargo & Company, a publicly traded diversified financial services company that provides banking, insurance, investment, mortgage and consumer financial services.

Western Asset Management Company (“Western Asset”) is a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company. Western Asset Management Company delegates to its affiliate, Western Asset Management Company Limited (previously defined as Western Asset Limited) any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies. Western Asset Limited, which acts as an investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, is a wholly-owned subsidiary of Legg Mason, Inc. The principal address for Western Asset is 385 E. Colorado Boulevard, Pasadena, California 91101.

Trust I’s Subadvisory Agreements

As noted above, BIA has delegated for certain Trust I Portfolios responsibility for making day-to-day investment decisions for the Portfolios to subadvisers. Pursuant to a subadvisory agreement (“Subadvisory Agreement”) with the Adviser, each subadviser to a Trust I Portfolio develops a plan for investing the assets of the Portfolio, selects the assets to be purchased and sold by the Portfolio, selects the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiates the payment of commissions, if any, to those broker-dealers. For these services, BIA pays each subadviser a fee based on the applicable Trust I Portfolio’s average daily net assets. The Trust I Portfolios are not responsible for the fees paid to the subadvisers.

Each Subadvisory Agreement will continue in force for two years from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually by: (i) the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio; and (ii) the vote of a majority of the Independent Trustees of Trust I by votes cast in person at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Adviser, by the Trustees of Trust I or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days’ prior written notice to the subadviser or by the subadviser on not less than 90 days’ prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon.

Each Subadvisory Agreement provides that the relevant subadviser shall not be subject to any liability to Trust I or the Adviser for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its duties on the part of the subadviser.

Trust I relies on an exemptive order from the SEC that permits BIA to enter into a new subadvisory agreement with either a current or a new subadviser that is not an affiliate of BIA or Trust I without obtaining shareholder approval. The Trustees of Trust I must approve any new subadvisory agreements entered into in reliance on the exemptive order, and Trust I must comply with certain other conditions set forth in the order. The exemptive order also permits Trust I to continue to employ an existing unaffiliated subadviser, or to amend an existing subadvisory agreement, without shareholder approval after certain events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Trustees of Trust I. Trust I will notify shareholders of any subadviser changes and any other event of which notification is required under the exemptive order.

If required by law, and subject to the exemptive order obtained by Trust I and BIA, any amendment to a subadvisory agreement or any new subadvisory agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Trust I Portfolio and by vote of a majority of the Trustees who are not interested persons of (i) Trust I or (ii) the applicable Trust I Portfolio’s investment adviser or subadviser.

The Trust I Portfolios’ Subadvisory Fee Schedules

As compensation for services provided by the subadvisers, the Adviser pays to the applicable subadviser a monthly fee at the following annual rates of each Trust I Portfolio’s average daily net assets:

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
AB Global Dynamic Allocation(a)	0.400 0.350 0.300 0.280 0.270 0.260	% % % % % %	First $250 million Next $250 million Next $1.5 billion Next $1.5 billion Next $1.5 billion Over $5 billion

Allianz Global Investors Dynamic Multi-Asset Plus	0.375 0.350 0.300	% % %	First $250 million Next $750 million Over $1 billion

AQR Global Risk Balanced	0.375 0.350 0.325 0.290 0.260	% % % % %	First $250 million Next $500 million Next $250 million Next $2.5 billion Over $3.5 billion

BlackRock Global Tactical Strategies(b)	0.375 0.350 0.320 0.290	% % % %	First $1 billion Next $2 billion Next $2 billion Over $5 billion

BlackRock High Yield	0.350%		All Assets

Brighthouse/Aberdeen Emerging Markets Equity(c)	0.700 0.600 0.550 0.500	% % % %	First $250 million Next $250 million Next $500 million Over $1 billion

Brighthouse/Artisan International	0.450%		All Assets

Brighthouse/Eaton Vance Floating Rate	0.300%		All Assets

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
Brighthouse/Franklin Low Duration Total Return(d)	0.220 0.210 0.200 0.190 0.170 0.150	% % % % % %	First $100 million Next $150 million Next $250 million Next $500 million Next $500 million Over $1.5 billion

Brighthouse/Templeton International Bond(e)	0.300 0.280	% %	First $1 billion Over $1 billion

Brighthouse/Wellington Large Cap Research(f)	0.280 0.255 0.230 0.220	% % % %	First $500 million Next $500 million Next $1 billion Over $2 billion

Brighthouse Balanced Plus (Overlay Portion)	0.375 0.350 0.325 0.300	% % % %	First $1 billion Next $1.5 billion Next $2.5 billion Over $5 billion

Brighthouse Small Cap Value(g)	0.500 0.450 0.400	% % %	Fees on the portion of the Portfolio managed by DIFA: First $250 million Next $250 million Over $500 million

Fees on the portion of the Portfolio managed by WellsCap:

	0.500 0.425 0.400	% % %	First $250 million Next $250 million Over $500 million

Clarion Global Real Estate	0.400 0.350 0.300	% % %	First $200 million Next $550 million Over $750 million

ClearBridge Aggressive Growth(h)	0.350 0.300 0.250 0.200 0.180	% % % % %	First $500 million Next $500 million Next $1 billion Next $1 billion Over $3 billion

Harris Oakmark International	0.650 0.600 0.500 0.450	% % % %	First $50 million Next $50 million Next $900 million Over $1 billion

Invesco Balanced-Risk Allocation	0.375 0.350 0.325 0.300	% % % %	First $250 million Next $500 million Next $250 million Over $1 billion

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
Invesco Comstock	0.400 0.375 0.350 0.250 0.225	% % % % %	First $250 million Next $250 million Next $500 million Next $1 billion Over $2 billion

Invesco Mid Cap Value(i)	0.450 0.400 0.350	% % %	First $200 million Next $300 million Over $500 million

Invesco Small Cap Growth	0.550%		All Assets

JPMorgan Core Bond	0.120%		All Assets

JPMorgan Global Active Allocation	0.400 0.350 0.330 0.320	% % % %	First $1 billion Next $2 billion Next $2 billion Over $5 billion

JPMorgan Small Cap Value(j)	0.500 0.400	% %	First $50 million Over $50 million

Loomis Sayles Global Markets	0.450 0.400 0.375 0.350	% % % %	First $250 million Next $250 million Next $500 million Over $1 billion

MetLife Multi-Index Targeted Risk (Overlay Portion)	0.200 0.185 0.170 0.150	% % % %	First $250 million Next $250 million Next $500 million Over $1 billion

MFS® Research International(k)	0.450 0.400 0.350 0.300	% % % %	First $250 million Next $750 million Next $1 billion Over $2 billion

Morgan Stanley Mid Cap Growth(l)	0.400 0.350 0.300	% % %	First $500 million Next $350 million Over $850 million

Oppenheimer Global Equity(m)	0.300 0.280 0.250 0.230	% % % %	First $350 million Next $450 million Next $450 million Over $1.25 billion

PanAgora Global Diversified Risk	0.350 0.340 0.330 0.300	% % % %	First $250 million Next $500 million Next $250 million Over $1 billion

PIMCO Inflation Protected Bond(n)	0.250 0.200 0.175	% % %	First $1 billion Next $1 billion Over $2 billion

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
PIMCO Total Return(o)	0.250 0.200 0.175	% % %	First $1 billion Next $2 billion Over $3 billion

Pyramis® Government Income(p)	0.220 0.140 0.100 0.090	% % % %	First $100 million Next $400 million Next $800 million Over $1.3 billion

Pyramis® Managed Risk	0.150%		All Assets

Schroders Global Multi-Asset*	0.380 0.360 0.340 0.320 0.300	% % % % %	First $100 million Next $150 million Next $500 million Next $750 million Over $1.5 billion

SSGA Growth and Income ETF	0.080 0.050	% %	First $500 million Over $500 million

SSGA Growth ETF	0.080 0.050	% %	First $500 million Over $500 million

TCW Core Fixed Income	0.180 0.100 0.050	% % %	First $500 million Next $1.5 billion Over $2 billion

T. Rowe Price Large Cap Value(q)	If assets are under $100 million:

	0.500 0.450	% %	First $50 million Next $50 million

If assets are $100 million to below $200 million:

	0.400%		on all assets

If assets are $200 million to below $500 million:

	0.350%		on all assets

If assets are $500 million to below $1 billion:

	0.325 0.300	% %	on first $500 million on next $500 million
If assets are $1 billion to below $1.5 billion:

	0.300%		on all assets

If assets are $1.5 billion or above:

	0.275%		on all assets

T. Rowe Price Mid Cap Growth	0.500%		All Assets

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
Wells Capital Management Mid Cap Value(r)	0.400 0.350 0.300	% % %	First $100 million Next $400 million Over $500 million

*	Schroder Investment Management North America Inc. pays Schroder Investment Management North America Limited a fee based on the Portfolio’s average daily net assets. Neither the Portfolio nor the Adviser is responsible for the fees paid to Schroder Investment Management North America Limited.

(a)	Prior to January 1, 2015, the subadvisory fee rate for AB Global Dynamic Allocation was at the annual rate of 0.400% of the first $250 million of the Portfolio’s average daily net assets, 0.350% of the next $250 million, 0.300% of the next $1.5 billion, 0.280% of the next $1.5 billion and 0.270% of such assets over $3.5 billion.

(b)	Prior to January 1, 2015, the subadvisory fee rate for BlackRock Global Tactical Strategies was at the annual rate of 0.375% of the first $1 billion of the Portfolio’s average daily net assets, 0.350% of the next $2 billion, 0.330% of the next $2 billion and 0.300% of such assets over $5 billion.

(c)	Prior to January 1, 2016, the subadvisory fee rate for Brighthouse/Aberdeen Emerging Markets Equity was at the annual rate of 0.800% of the first $250 million of the Portfolio’s average daily net assets, 0.700% of the next $250 million, 0.550% of the next $500 million and 0.500% of such assets over $1 billion.

(d)	For purposes of determining the annual subadvisory fee rate, the assets of Brighthouse/Franklin Low Duration Total Return are aggregated with the assets of Brighthouse/Templeton International Bond. The aggregated assets are applied to the above schedule and the resulting effective rate is applied to the actual assets of Brighthouse/Franklin Low Duration Total Return to determine the annual subadvisory fee rate.

(e)	Prior to December 1, 2016, the subadvisory fee rate for Brighthouse/Templeton International Bond was at the annual rate of 0.300% of the Portfolio’s average daily net assets.

(f)	Prior to December 1, 2015, the subadvisory fee rate for Brighthouse/Wellington Large Cap Research was at the annual rate of 0.280% of the first $500 million of the Portfolio’s average daily net assets, 0.255% of the next $500 million and 0.230% of such assets over $1 billion. Prior to February 3, 2014, the subadvisory fee rate for Brighthouse/Wellington Large Cap Research was at the annual rate of 0.350% of the first $250 million of the Portfolio’s average daily net assets, 0.325% of the next $250 million, 0.275% of the next $500 million, 0.250% of the next $1 billion, and 0.225% of such assets over $2 billion.

(g)	Prior to December 1, 2014, the subadvisory fee rate for Brighthouse Small Cap Value was at the annual rate of 0.500% of the first $500 million of the Portfolio’s average daily net assets, 0.450% of the next $500 million, and 0.400% of such assets over $1 billion.

(h)	Prior to December 1, 2016, the subadvisory fee rate for ClearBridge Aggressive Growth was at the annual rate of 0.350% of the first $500 million of the Portfolio’s average daily net assets, 0.300% of the next $1.35 billion, 0.250% of the next $150 million, and 0.200% of such assets over $2 billion.

(i)	Subadvisory fee breakpoints apply until assets of Invesco Mid Cap Value reach $750 million. When the Portfolio’s assets reach $750 million, and up to $1.4 billion, then the subadvisory fee rate for the Portfolio becomes 0.375% on all assets of the Portfolio. When the Portfolio’s assets exceed $1.4 billion, the subadvisory fee breakpoints set forth in the table above will apply.

(j)	Prior to November 1, 2014, the subadvisory fee rate for JPMorgan Small Cap Value was at the annual rate of 0.500% of the first $50 million of the Portfolio’s average daily net assets, 0.450% of the next $50 million of such assets and 0.400% of such assets over $100 million.

(k)	Prior to December 1, 2015, the subadvisory fee rate for MFS® Research International was at the annual rate of 0.450% of the first $500 million of the Portfolio’s average daily net assets, 0.400% of the next $1 billion and 0.300% of such assets over $1.5 billion.

(l)	Prior to November 1, 2016, the subadvisory fee rate for Morgan Stanley Mid Cap Growth was at the annual rate of 0.400% of the first $500 million of the Portfolio’s average daily net assets and 0.350% of such assets over $500 million.

(m)	Prior to January 1, 2017, the subadvisory fee rate for Oppenheimer Global Equity was at the annual rate of 0.350% of the first $350 million of the Portfolio’s average daily net assets, 0.300% of the next $450 million, 0.250% of the next $450 million and 0.230% of such assets over $1.25 billion. Prior to January 1, 2016, the subadvisory fee rate for Oppenheimer Global Equity was at the annual rate of 0.400% of the first $350 million of the Portfolio’s average daily net assets, 0.300% of the next $450 million and 0.250% of such assets over $800 million. Prior to January 1, 2015, the subadvisory fee rate for Oppenheimer Global Equity was at the annual rate of 0.500% of the first $50 million of the Portfolio’s average daily net assets, 0.400% of the next $250 million, 0.340% of the next $250 million, 0.300% of the next $500 million, and 0.275% of such assets over $1.05 billion.

(n)	Prior to January 1, 2015, the subadvisory fee rate for PIMCO Inflation Protected Bond was at the annual rate of 0.250% of the first $1 billion of the Portfolio’s average daily net assets, 0.200% of the next $2 billion, and 0.175% of such assets over $3 billion.

(o)	After December 31, 2017, the subadvisory fee breakpoint on assets over $3 billion only applies if PIMCO subadvised assets exceed $3 billion in the aggregate. After December 31, 2017, if such assets fall below $3 billion, then the subadvisory fee rate for PIMCO Total Return becomes 0.200% on all assets of the Portfolio over $1 billion. Prior to January 1, 2015, the subadvisory fee rate for PIMCO Total Return was at the annual rate of 0.250% of the first $1 billion of the Portfolio’s average daily net assets and 0.225% of such assets over $1 billion.

(p)	Prior to January 1, 2016 the subadvisory fee rate for Pyramis® Government Income was at the annual rate of 0.220% of the first $100 million of the Portfolio’s average daily net assets, 0.140% of the next $400 million, and 0.100% of such assets over $500 million.

(q)

Effective October 17, 2016, with respect to T. Rowe Price Large Cap Value, T. Rowe Price will provide the Adviser a transitional fee credit to eliminate any discontinuity between the fee schedules that takes effect once assets exceed fee breakpoint levels at $100 million, $200 million, $500 million, $1 billion, or $1.5 billion. A credit will apply at an asset range between approximately $83.3 million and $100 million, $175 million and $200 million, $464.3 million and $500 million, $958.3 million and $1 billion, and $1.375 billion and $1.5 billion. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $100 million, when the fee schedule of 0.400% for all average net assets would be triggered, (b) fall below a threshold of approximately $83.3 million, where the tiered fee schedule as presented above would be fully re-applied, (c) exceed $200 million, when the fee schedule of 0.350% for all average net assets would be triggered, (d) fall below a threshold of $175 million, where the flat 0.400% fee schedule would be fully re-applied, (e) exceed $500 million, when the fee schedule of 0.325% for all average net assets would be triggered, (f) fall below a threshold of approximately $464.3 million, where the flat 0.350% fee schedule would be fully re-applied, (g) exceed $ 1 billion, when the fee schedule of 0.300% for all average net assets would be triggered, (h) fall below a threshold of approximately $958.3 million, where the tiered fee schedule as presented above would be fully re-applied, (i) exceed $1.5 billion, when the fee schedule of 0.275% for all average net assets would be triggered, or (j) fall below a threshold of approximately $1.375 billion, where the flat 0.300% fee schedule would be fully re-applied. Prior to October 17, 2016, with respect to T. Rowe Price Large Cap Value, T. Rowe Price provided the Adviser a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule that took effect once assets exceed fee breakpoint levels at $100 million, $200 million, $500 million or $1 billion. A credit was applied at an asset range between approximately $83.3 million and $100 million, $175 million and $200 million, $464.3 million and $500 million, and $958.3 million and $1 billion. The credit was applied against the fees assessed under the existing fee schedule and had the effect of reducing the dollar fee until assets either: (a) exceed $100 million, when the fee schedule of 0.400% for all average net assets would be triggered, but remain less than $175 million, (b) fall below a threshold of approximately $83.3 million, where the tiered fee schedule as presented above would be fully re-applied, (c) exceed $200 million, when the fee schedule of 0.350% for all average net assets would be triggered, but remain less than $464.3 million, (d) fall below a threshold of approximately $175 million, where the tiered fee schedule as presented above would be fully re-applied, (e) exceed $500 million, when the fee schedule of 0.325% for all average net assets would be triggered, but remain less than $958.3 million, (f) fall below a threshold of approximately $464.3 million, where the tiered fee schedule as presented above would be fully re-applied, (g) exceed $1 billion, when the fee schedule of 0.300% for all average net assets would be triggered, or (h) fall below a threshold of approximately $958.3 million, where the tiered fee schedule as presented above would be fully re-applied.

(r)	Prior to June 1, 2017, the subadvisory fee rate for Wells Capital Management Mid Cap Value was the annual rate of 0.400% of the first $100 million of the Portfolio’s average daily net assets, 0.375% of the next $100 million, 0.350% of the next $300 million and 0.325% of such assets over $500 million. Prior to October 1, 2016, the subadvisory fee rate for Wells Capital Management Mid Cap Value was at the annual rate of 0.500% of the first $25 million of the Portfolio’s average daily net assets, 0.450% of the next $175 million and 0.400% of such assets over $200 million.

Subadvisory Fees Paid to the Trust I Portfolios’ Subadviser

The following table shows the fees paid with respect to the Trust I Portfolios to each subadviser (or prior subadviser) by the Adviser or current affiliates of the Adviser for the fiscal years ended December 31, 2016, December 31, 2015 and December 31, 2014.

	Amount Paid by BIA (Unless Otherwise Indicated)
Trust I Portfolio	2016	2015	2014

AB Global Dynamic Allocation	$14,660,660	$15,085,519	$15,065,349

Allianz Global Investors Dynamic Multi-Asset Plus	556,904	287,580	44,099	(1)

AQR Global Risk Balanced	11,762,266	13,262,873	14,814,442

BlackRock Global Tactical Strategies	24,190,100	25,350,379	26,013,973

BlackRock High Yield	2,375,578	2,591,706	2,903,599

Brighthouse/Aberdeen Emerging Markets Equity	7,830,787	8,716,120	9,714,157

Brighthouse/Artisan International	4,408,537	4,557,352	2,963,292	(2)

Brighthouse/Eaton Vance Floating Rate	2,436,764	2,654,453	2,828,312

Brighthouse/Franklin Low Duration Total Return	2,104,596	2,614,903	2,577,083

Brighthouse/Templeton International Bond	3,783,201	4,265,224	4,270,298

Brighthouse/Wellington Large Cap Research	4,816,303	5,034,881	4,368,327

Brighthouse Balanced Plus	11,611,863	11,722,638	11,521,362

Brighthouse Small Cap Value	4,651,024	5,103,623	5,960,274

Clarion Global Real Estate	4,878,343	5,640,740	6,268,288

ClearBridge Aggressive Growth	8,298,874	9,314,875	8,383,470

Harris Oakmark International	13,927,598	15,417,436	16,443,515

	Amount Paid by BIA (Unless Otherwise Indicated)
Trust I Portfolio	2016	2015		2014

Invesco Balanced-Risk Allocation	$4,233,461	$4,121,172		$4,123,782

Invesco Comstock	7,009,783	7,634,098		7,946,934

Invesco Mid Cap Value	4,098,812	4,814,029		4,836,039

Invesco Small Cap Growth	6,456,402	7,694,840		8,710,084

JPMorgan Core Bond	2,917,151	3,458,382		3,537,143

JPMorgan Global Active Allocation	7,288,681	6,574,653		5,940,097

JPMorgan Small Cap Value	2,183,486	2,521,114		2,871,404

Loomis Sayles Global Markets	1,963,874	2,152,011		2,203,749

MetLife Multi-Index Targeted Risk	812,735	597,166		381,827

MFS® Research International	7,030,592	7,921,638		8,675,186

Morgan Stanley Mid Cap Growth	3,473,780	4,185,708		4,724,173

Oppenheimer Global Equity	3,707,927	4,036,529		3,870,375

PanAgora Global Diversified Risk	368,370	145,513		28,858	(1)

PIMCO Inflation Protected Bond	5,702,824	6,173,625		6,954,223

PIMCO Total Return	11,874,311	13,745,821		19,356,796

Pyramis® Government Income	1,590,227	1,535,110		1,560,688

Pyramis® Managed Risk	1,171,443	738,147		339,304

Schroders Global Multi-Asset	3,861,521	3,598,075		3,117,818

SSGA Growth and Income ETF	1,457,756	1,575,777		1,652,984

SSGA Growth ETF	600,187	646,337		656,388

TCW Core Fixed Income	2,458,954	1,518,839	(3)	—

T. Rowe Price Large Cap Value	8,607,751	9,652,286		10,282,889

T. Rowe Price Mid Cap Growth	7,336,989	7,905,386		8,080,022

Wells Capital Management Mid Cap Value	2,261,379	2,905,589		3,484,821

(1)	For the period from 4/14/14 through 12/31/14.

(2)	For the period from 4/29/14 through 12/31/14.

(3)	For the period from 5/1/15 through 12/31/15.

Trust II’s Subadvisory Agreements

As noted above, BIA has delegated for certain Trust II Portfolios responsibility for making day-to-day investment decisions for the Portfolios to subadvisers. Pursuant to a Subadvisory Agreement with the Adviser, each subadviser to a Trust II Portfolio develops a plan for investing the assets of the Portfolio, selects the assets to be purchased and sold by the Portfolio, selects the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiates the payment of commissions, if any, to those broker-dealers. For these services, BIA pays each subadviser a fee based on the applicable Trust II Portfolio’s average daily net assets. The Trust II Portfolios are not responsible for the fees paid to the subadvisers.

Each Subadvisory Agreement with respect to the Trust II Portfolios provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the Board of Trustees of Trust II, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those trustees who are not interested persons of Trust II or the applicable Portfolio’s investment adviser or subadviser, cast in person at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement provides that it shall terminate automatically if assigned, except as otherwise provided by any rule of, or action by, the SEC, or if the Advisory Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Adviser, by the Trustees of Trust II or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days’ prior written notice to the subadviser or by the subadviser upon 90 days’ prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon.

Each Subadvisory Agreement provides that the relevant subadviser shall not be subject to any liability to Trust II or the Adviser in connection with the performance of its portfolio management services thereunder in the absence of willful misconduct, bad faith, reckless disregard or gross negligence of its obligations and duties under the Subadvisory Agreement.

Trust II relies on an exemptive order from the SEC that permits BIA to enter into a new subadvisory agreement with either a current or a new subadviser that is not an affiliate of BIA or Trust II without obtaining shareholder approval. The Trustees of Trust II must approve any new subadvisory agreements entered into in reliance on the exemptive order, and Trust II must comply with certain other conditions set forth in the order. The exemptive order also permits Trust II to continue to employ an existing unaffiliated subadviser, or to amend an existing subadvisory agreement, without shareholder approval after certain events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Trustees of Trust II. Trust II will notify shareholders of any subadviser changes and any other event of which notification is required under the exemptive order.

If required by law, and subject to the exemptive order obtained by Trust II and BIA, any amendment to a subadvisory agreement or any new subadvisory agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Trust II Portfolio and by vote of a majority of the Trustees who are not interested persons of (i) Trust II or (ii) the applicable Trust II Portfolio’s investment adviser or subadviser.

The Trust II Portfolios’ Subadvisory Fee Schedules

As compensation for services provided by the subadvisers, the Adviser pays to the applicable subadviser a monthly fee at the following annual rates of each Trust II Portfolio’s average daily net assets:

Trust II Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
Baillie Gifford International Stock	0.600% 0.500% 0.400% 0.300% 0.250%	First $25 million Next $75 million Next $300 million Next $600 million Over $1 billion

BlackRock Bond Income	0.120% 0.080%	First $1 billion Over $1 billion

BlackRock Capital Appreciation(a)	0.250% 0.210% 0.190%	First $1.5 billion Next $1 billion Over $2.5 billion

Trust II Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
BlackRock Large Cap Value	0.350% 0.325% 0.300% 0.250%	First $250 million Next $500 million Next $250 million Over $1 billion

BlackRock Ultra-Short Term Bond	0.060%	All Assets

Brighthouse/Artisan Mid Cap Value	0.470% 0.450% 0.430%	First $500 million Next $500 million Over $1 billion

Brighthouse/Dimensional International Small Company	0.500%	All Assets

Brighthouse/Wellington Balanced(b)	0.235% 0.210%	First $750 million Over $750 million

Brighthouse/Wellington Core Equity Opportunities(c)	0.280% 0.255% 0.230% 0.220%	First $500 million Next $500 million Next $2 billion Over $3 billion

Frontier Mid Cap Growth(d)	0.400% 0.350% 0.325% 0.300%	First $500 million Next $350 million Next $400 million Over $1.25 billion

Jennison Growth(e)	0.350% 0.250% 0.220%	First $500 million Next $500 million Over $1 billion

Loomis Sayles Small Cap Core	0.550% 0.500% 0.450% 0.400%	First $25 million Next $75 million Next $100 million Over $200 million

Loomis Sayles Small Cap Growth	0.550% 0.500% 0.400% 0.450%	First $100 million Next $100 million Next $300 million Over $500 million

MetLife Aggregate Bond Index	0.040% 0.030% 0.015%	First $500 million Next $500 million Over $1 billion

MetLife Mid Cap Stock Index	0.030% 0.020% 0.010%	First $500 million Next $500 million Over $1 billion

MetLife MSCI EAFE® Index	0.050% 0.040% 0.020%	First $500 million Next $500 million Over $1 billion

MetLife Russell 2000® Index	0.040% 0.030% 0.015%	First $500 million Next $500 million Over $1 billion

Trust II Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
MetLife Stock Index	0.020% 0.015% 0.010% 0.005%	First $500 million Next $500 million Next $1 billion Over $2 billion

MFS® Total Return	0.350% 0.300% 0.250% 0.200%	First $250 million Next $1 billion Next $250 million Over $1.5 billion

MFS® Value	0.350% 0.300% 0.275% 0.200%	First $100 million Next $400 million Next $1 billion Over $1.5 billion

Neuberger Berman Genesis	0.500% 0.450% 0.400%	First $500 million Next $250 million Over $750 million

T. Rowe Price Large Cap Growth(f)	If assets are equal to or less than $100 million:

	0.500% 0.400%	First $50 million Over $50 million

If assets are between $100 million and $1 billion:

	0.400% 0.375% 0.350%	First $250 million Next $250 million Over $500 million

If assets exceed $1 billion:

	0.350% 0.325%	First $1 billion Over $1 billion

T. Rowe Price Small Cap Growth	0.350% 0.300% 0.250%	First $100 million Next $300 million Over $400 million

VanEck Global Natural Resources	0.500% 0.475% 0.450%	First $250 million Next $250 million Over $500 million

Western Asset Management Strategic Bond Opportunities(g)	0.300% 0.200% 0.175% 0.150% 0.125%	First $100 million Next $400 million Next $500 million Next $1 billion Over $2 billion

Western Asset Management U.S. Government	0.250% 0.125% 0.100% 0.090% 0.080%	First $100 million Next $400 million Next $500 million Next $1 billion Over $2 billion

(a)	Prior to December 1, 2016, the subadvisory fee rate for BlackRock Capital Appreciation was at an annual rate of 0.360% of the first $500 million of the Portfolio’s average daily net assets, 0.270% of the next $500 million and 0.240% of such assets over $1 billion. Prior to January 1, 2015, the subadvisory fee rate for BlackRock Capital Appreciation was at the annual rate of 0.400% of the first $300 million of the Portfolio’s average daily net assets, 0.325% of the next $700 million and 0.300% of such assets over $1 billion.

(b)	Prior to February 3, 2014, the subadvisory fee rate for Brighthouse/Wellington Balanced was at the annual rate of 0.350% of the first $250 million of the Portfolio’s average daily net assets, 0.300% of the next $250 million, and 0.250% of such assets over $500 million.

(c)	Prior to December 1, 2015, the subadvisory fee rate for Brighthouse/Wellington Core Equity Opportunities was at the annual rate of 0.280% of the first $500 million of the Portfolio’s average daily net assets, 0.255% of the next $500 million and 0.230% of such assets over $1 billion. Prior to February 3, 2014, the subadvisory fee rate for Brighthouse/Wellington Core Equity Opportunities was at the annual rate of 0.350% of the first $50 million of the Portfolio’s average daily net assets, 0.325% of the next $450 million, and 0.300% of such assets over $500 million.

(d)	Prior to January 1, 2016, the subadvisory fee rate for Frontier Mid Cap Growth was at the annual rate of 0.425% of the first $500 million of the Portfolio’s average daily net assets, 0.350% of the next $350 million, 0.325% of the next $400 million and 0.300% of such assets over $1.25 billion.

(e)	Prior to January 1, 2017, the subadvisory fee rate for Jennison Growth was at the annual rate of 0.400% of the first $300 million of the Portfolio’s average daily net assets, 0.350% of the next $200 million, 0.250% of the next $500 million, and 0.200% of such assets over $1 billion.

(f)	With respect to the T. Rowe Price Large Cap Growth, T. Rowe Price will provide the Adviser a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule that takes effect once assets exceed fee breakpoint levels at $100 million or $1 billion. A credit will apply at an asset range between approximately $87.5 million and $100 million, and $946.4 million and $1 billion. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either: (a) exceed $100 million, when the fee schedule of 0.400% for all average net assets would be triggered, but remain less than $946.4 million, (b) fall below a threshold of approximately $87.5 million, where the tiered fee schedule as presented above would be fully re-applied, (c) exceed $1 billion, when the fee schedule of 0.350% for all average net assets would be triggered, or (d) fall below a threshold of approximately $946.4 million, where the tiered fee schedule as presented above would be fully re-applied.

(g)	Prior to May 1, 2016, the subadvisory fee rate for Western Asset Management Strategic Bond Opportunities was at the annual rate of 0.300% of the first $100 million of the Portfolio’s average daily net assets, 0.200% of the next $400 million, 0.175% of the next $500 million and 0.150% of such assets over $1 billion.

Subadvisory Fees Paid to the Trust II Portfolios’ Subadvisers

The following table shows the fees paid with respect to the Trust II Portfolios to each subadviser (or prior subadviser) by the Adviser or current affiliates of the Adviser for the fiscal years ended December 31, 2016, December 31, 2015, and December 31, 2014.

	Amount Paid by BIA (Unless Otherwise Indicated)
Trust II Portfolio	2016	2015	2014

Baillie Gifford International Stock	$5,235,443	$5,657,021	$6,052,280

BlackRock Bond Income	3,468,866	3,728,128	3,738,990

	Amount Paid by BIA (Unless Otherwise Indicated)
Trust II Portfolio	2016	2015	2014

BlackRock Capital Appreciation	$4,835,711	$5,408,192	$6,586,154

BlackRock Large Cap Value	4,372,939	4,732,599	3,389,476

BlackRock Ultra-Short Term Bond	636,700	700,462	796,607

Brighthouse/Artisan Mid Cap Value	5,123,604	5,962,364	6,636,783

Brighthouse/Dimensional International Small Company	3,294,558	3,555,168	3,994,001

Brighthouse/Wellington Balanced	2,417,006	2,574,783	2,676,286

Brighthouse/Wellington Core Equity Opportunities	7,899,524	7,834,100	8,543,811

Frontier Mid Cap Growth	4,102,278	4,546,043	4,441,940

Jennison Growth	6,661,477	7,356,975	7,785,723

Loomis Sayles Small Cap Core	1,854,498	2,027,622	2,113,969

Loomis Sayles Small Cap Growth	1,640,002	1,906,174	2,040,350

MetLife Aggregate Bond Index	599,710	562,582	526,471

MetLife Mid Cap Stock Index	243,647	242,254	234,294

MetLife MSCI EAFE® Index	444,162	448,460	437,094

MetLife Russell 2000® Index	300,295	317,256	313,149

MetLife Stock Index	489,504	499,280	496,240

MFS® Total Return	2,714,427	2,931,638	3,163,147

MFS® Value	7,361,619	7,765,129	8,481,558

Neuberger Berman Genesis	5,279,469	6,030,434	6,719,109

T. Rowe Price Large Cap Growth	6,832,498	7,272,641	7,607,498

T. Rowe Price Small Cap Growth	3,053,591	3,258,755	3,045,565

VanEck Global Natural Resources	4,862,789	4,924,666	5,422,106

Western Asset Management Strategic Bond Opportunities	4,395,585	2,486,337	2,250,904

Western Asset Management U.S. Government	2,356,402	2,588,113	2,755,488

Investment Adviser to the Master Fund

For information regarding the investment adviser to the Master Fund, including information regarding the portfolio counselors’ compensation, other accounts managed and ownership of shares of the Master Fund to the extent applicable, see the Master Fund’s statement of additional information, which is delivered together with this SAI.

Portfolio Management of the Trust I Portfolios and Trust II Portfolios

Appendix C to this SAI contains information regarding the committee members’ or portfolio managers’ compensation, other accounts managed and ownership of shares of the Portfolios to the extent applicable.

Marketing Support Payments by Trust I and Trust II

The subadvisers and/or their affiliates may provide insurance companies, including insurance companies affiliated with BIA, with wholesaling services that assist in the distribution of the variable life insurance, variable annuity and group annuity products for which the Trusts serve as an investment vehicle and may pay such insurance companies amounts to participate in sales meetings. These amounts may be significant and may provide a subadviser and/or its affiliates with increased access to persons involved in the distribution of such insurance products.

Administrator to Trust I and Trust II

Pursuant to an amended and restated master administration agreement (“Administration Agreement”), State Street Bank and Trust Company (“Administrator”) assists the Adviser in the performance of its administrative services to the Trusts and provides the Trusts with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trusts.

The Administrator was organized as a Massachusetts trust company. Its principal place of business is at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Under the Administration Agreement, the Administrator is entitled to a fee from the Trusts, which is calculated daily and paid monthly, at an annual rate of up to 0.01% of the average daily net assets of each Portfolio of the Trusts. The Administration Agreement continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days’ prior written notice to the other party. For the years ended December 31, 2016, December 31, 2015 and December 31, 2014, an aggregate of $2,877,056, $2,474,693 and $2,452,533, respectively, was paid to the Administrator by Trust I. For the years ended December 31, 2016, December 31, 2015 and December 31, 2014, an aggregate of $1,649,911, $1,272,955 and $1,282,783, respectively, was paid to the Administrator by Trust II.

The Trusts’ Distribution Arrangements

Brighthouse Securities, LLC (previously defined as the Distributor) is the distributor for the Trusts. From September 1, 2007 to March 6, 2017, the Trusts’ distributor was MetLife Investors Distribution Company (“MLIDC”). From April 30, 2007 to August 31, 2007, the Trusts’ distributor was MetLife Securities, Inc. (“MetLife Securities”), and prior to April 30, 2007, the Trusts’ distributor was MetLife, Inc. (together with MLIDC and MetLife Securities, the “Prior Distributors”). The Distributor is, and the Prior Distributors were, affiliates of the Trusts. Under a distribution agreement (“Distribution Agreement”) with each Trust, the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio, which are sold at the net asset value of such Class without any sales charge. The offering of each Portfolio’s shares is continuous. Shares are offered for sale only to separate accounts of insurance companies, including insurance companies affiliated with BIA. In the future, the Trusts may offer shares to be purchased by separate accounts of other life insurance companies to support insurance contracts they issue. The Distributor receives no compensation from the Trusts or purchasers of a Portfolio’s shares for acting as distributor of a Portfolio’s Class A shares. The Distribution Agreement does not obligate the Distributor to sell a specific number of shares.

It is anticipated that a new distribution agreement will take effect upon the termination of the Distribution Agreement in connection with the Separation. The terms of the new distribution agreement will be identical to the terms of the Distribution Agreement. The new distribution agreement will differ from the Distribution Agreement only with respect to dates.

The following is a description of the Distribution and Services Plan for the Trusts:

Pursuant to a Distribution and Services Plan (the “Plan”) relating to Class B, Class C, and Class E shares of each Trust I Portfolio and to Class B, Class D, Class E, Class F and Class G of each Trust II Portfolio, adopted under Rule 12b-1 under the 1940 Act, the Trusts may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of Trust I and the Class B, Class D, Class E, Class F and Class G shares of Trust II. Each Portfolio may not offer shares of each Class. The Distributor may pay all or any portion of the Service Fee in respect of a Class of any Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in such Class and/or the maintenance of shareholder and contract owner accounts, and may retain all or any portion of the Service Fee in respect of such Class as compensation for providing personal services to investors in such Class and/or the maintenance of shareholder accounts. The amount of any Service Fee that exceeds 0.25% is considered an assetbased sales charge and is calculated into the appropriate maximum aggregate cap as specified in the rules of the Financial Industry Regulatory Authority.

The Plan also authorizes Trust I, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Trust I Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor, and Trust II, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Trust II Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. The Distributor may pay all or any portion of the Distribution Fee in respect of a Class of any Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of such Class, and may retain all or any portion of the Distribution Fee in respect of such Class as compensation for the Distributor’s services as principal underwriter of the shares of such Class.

Under the Distribution Agreement with respect to Trust I, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares, and with respect to Trust II, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares.

The Plan is known as a “compensation plan” because the Trusts make payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Trustees of the Trusts will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plan. The Fees payable with respect to a particular Class of a Portfolio may not be used to subsidize the distribution of shares of, or provision of shareholder services to, any other class of any Portfolio. Subject to the foregoing sentence, some or all of the Fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class B, Class D, Class E, Class F and Class G shares, including but not limited to the following:

(a) printing and mailing of prospectuses, statements of additional information and reports for prospective purchasers of variable annuity or variable life insurance contracts (“Variable Contracts”) investing indirectly in a Class of shares of the Portfolios;

(b) expenses relating to the development, preparation, printing and mailing of the Trusts’ advertisements, sales literature and other promotional materials describing and/or relating to the Trusts;

(c) holding seminars and sales meetings designed to promote the distribution of a Class of shares;

(d) expenses of obtaining information and providing explanations to Variable Contract owners regarding investment objectives and policies and other information about the Trusts and their Portfolios, including the performance of the Portfolios;

(e) expenses of training sales personnel regarding the Trusts;

(f) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Trusts;

(g) compensation to and expenses of employees of the Distributor, including overhead and telephone expenses, who engage in the distribution of a Class of shares; and

(h) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts.

The Board of Trustees of the Trusts, including the Independent Trustees and the trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan (“Qualified Trustees”), has determined, in the exercise of its reasonable business judgment, that the Plan is reasonably likely to benefit Trust I and the shareholders of Class B, Class C, and Class E shares of each Trust I Portfolio, and Trust II and the shareholders of Class B, Class D, Class E, Class F and Class G shares of each Trust II Portfolio, and has approved the Plan’s adoption. The Trusts anticipate that the Plan will enhance the sales of Class B, Class C, and Class E shares of Trust I, and Class B, Class D, Class E, Class F and Class G shares of Trust II and increase or help to maintain the assets of each Portfolio, which over time, may allow the shareholders and beneficial owners of each Class to benefit from certain economies of scale with respect to fixed costs of each Portfolio.

The Plan and any related agreement that is entered into by the Trusts in connection with the Plan will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Trusts’ Board of Trustees, including a majority of the Qualified Trustees, or, with respect to any Class by a vote of the outstanding voting securities of that Class, cast in person at a meeting called for the purpose of voting on the Plan or any such related agreement. Also, the Plan and any such related agreement may be terminated, with respect to any Class, at any time by vote of a majority of the outstanding shares of that Class of that Portfolio or by vote of a majority of the Qualified Trustees. The Plan also provides that it may not be amended, with respect to any Class of any Portfolio, to increase materially the amount of fees payable thereunder without the approval of such Class of shares.

Total Fees Paid to the Distributor for Trust I

The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Plan for Class B, Class C and Class E shares of Trust I for the year ended December 31, 2016:*

Portfolio	Total Distribution Fee Paid to Distributor
AB Global Dynamic Allocation	$12,538,455
Allianz Global Investors Dynamic Multi-Asset Plus	371,269
American Funds® Balanced Allocation	25,007,784

Portfolio	Total Distribution Fee Paid to Distributor
American Funds® Growth	$5,862,198
American Funds® Growth Allocation	15,341,345
American Funds® Moderate Allocation	15,803,488
AQR Global Risk Balanced	9,723,333
BlackRock Global Tactical Strategies	18,569,052
BlackRock High Yield	629,753
Brighthouse/Aberdeen Emerging Markets Equity (formerly, Met/Aberdeen Emerging Markets Equity)	1,326,293
Brighthouse/Artisan International (formerly, Met/Artisan International)	578
Brighthouse/Eaton Vance Floating Rate (formerly, Met/Eaton Vance Floating Rate)	243,444
Brighthouse/Franklin Low Duration Total Return (formerly, Met/Franklin Low Duration Total Return)	721,943
Brighthouse/Templeton International Bond (formerly, Met/Templeton International Bond )	136,935
Brighthouse/Wellington Large Cap Research (formerly, Met/Wellington Large Cap Research)	419,931
Brighthouse Asset Allocation 100 (formerly, MetLife Asset Allocation 100)	2,532,896
Brighthouse Balanced Plus (formerly, MetLife Balanced Plus)	26,861,184
Brighthouse Small Cap Value (formerly, MetLife Small Cap Value)	1,104,875
Clarion Global Real Estate	1,506,823
ClearBridge Aggressive Growth	2,797,898
Harris Oakmark International	2,916,083
Invesco Balanced-Risk Allocation	3,466,861
Invesco Comstock	2,500,096
Invesco Mid Cap Value	1,914,303
Invesco Small Cap Growth	969,766
JPMorgan Core Bond	1,209,509
JPMorgan Global Active Allocation	4,849,058
JPMorgan Small Cap Value	79,916
Loomis Sayles Global Markets	772,227
MetLife Multi-Index Targeted Risk	4,221,807
MFS® Research International	1,552,492
Morgan Stanley Mid Cap Growth	862,112
Oppenheimer Global Equity	927,604
Panagora Global Diversified Risk	263,121
PIMCO Inflation Protected Bond	3,137,559
PIMCO Total Return	8,090,981
Pyramis® Government Income	3,281,716
Pyramis® Managed Risk	1,952,405
Schroders Global Multi-Asset	2,844,938
SSGA Growth and Income ETF	6,458,344
SSGA Growth ETF	2,173,919
TCW Core Fixed Income	907
T. Rowe Price Large Cap Value	2,904,999

Portfolio	Total Distribution Fee Paid to Distributor
T. Rowe Price Mid Cap Growth	$2,511,083
Wells Capital Management Mid Cap Value (formerly, Goldman Sachs Mid Cap Value)	430,622

*	Other than the American Funds® Balanced Allocation, American Funds® Growth, American Funds® Growth Allocation and American Funds® Moderate Allocation Portfolios, the Portfolios currently do not offer Class C shares.

Total Fees Paid to the Distributor for Trust II

The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Plan for Class B, Class D, Class E, Class F and Class G shares of Trust II for the year ended December 31, 2016:

Portfolio	Total Distribution Fee Paid to Distributor
Baillie Gifford International Stock	$845,573
BlackRock Bond Income	1,484,542
BlackRock Capital Appreciation	470,748
BlackRock Large Cap Value	692,945
BlackRock Ultra-Short Term Bond	1,454,506
Brighthouse/Artisan Mid Cap Value (formerly, Met/Artisan Mid Cap Value)	1,053,772
Brighthouse/Dimensional International Small Company (formerly, Met/Dimensional International Small Company)	190,453
Brighthouse/Wellington Balanced (formerly, Met/Wellington Balanced)	210,021
Brighthouse/Wellington Core Equity Opportunities (formerly, Met/Wellington Core Equity Opportunities)	2,851,440
Brighthouse Asset Allocation 20 (formerly, MetLife Asset Allocation 20)	1,611,131
Brighthouse Asset Allocation 40 (formerly, MetLife Asset Allocation 40)	17,328,511
Brighthouse Asset Allocation 60 (formerly, MetLife Asset Allocation 60)	34,983,392
Brighthouse Asset Allocation 80 (formerly, MetLife Asset Allocation 80)	25,958,621
Frontier Mid Cap Growth	528,397
Jennison Growth	2,011,681
Loomis Sayles Small Cap Core	432,413
Loomis Sayles Small Cap Growth	157,791
MetLife Aggregate Bond Index (formerly, Barclays Aggregate Bond Index)	3,564,718
MetLife Mid Cap Stock Index	1,347,990
MetLife MSCI EAFE® Index (formerly, MSCI EAFE Index)	1,297,016
MetLife Russell 2000® Index (formerly, Russell 2000 Index)	979,938
MetLife Stock Index	5,081,437
MFS® Total Return	1,482,853
MFS® Value	2,012,055
Neuberger Berman Genesis	923,909
T. Rowe Price Large Cap Growth	1,835,959
T. Rowe Price Small Cap Growth	944,595
VanEck Global Natural Resources	329,917

Portfolio	Total Distribution Fee Paid to Distributor
Western Asset Management Strategic Bond Opportunities	$2,037,356
Western Asset Management U.S. Government	1,179,624

The amounts received by the Distributor and Prior Distributors have been used (and the amounts to be received by the Distributor are expected to be used) to defray various costs incurred or paid by the Distributor or Prior Distributors in connection with personal services to and/or the maintenance of shareholder and contract owner accounts, commissions, the printing and mailing of prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C, and Class E shares of Trust I, and Class B, Class D, Class E, Class F, and Class G shares of Trust II.

Rule 12b-1 Plan of the Master Fund

The Master Fund has not adopted a Plan of Distribution for its Class 1 shares pursuant to Rule 12b-1 under the 1940 Act.

Code of Ethics

Each Trust, the Adviser, each subadviser, and the Distributor has each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of a Trust might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Portfolio of a Trust from investing in securities, including securities that may be purchased or held by a Portfolio, it does regulate such personal securities investing so that conflicts of interest may be mitigated.

Custodial Arrangements

State Street Bank and Trust Company (“State Street Bank”), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Trusts. Under the custody agreement, State Street Bank holds the Portfolios’ securities, provides fund accounting and keeps all necessary records and documents.

Transfer Agent

Metropolitan Life Insurance Company, located at One Financial Center, Boston, Massachusetts 02111, serves as transfer agent for the Trusts.

Legal Matters

Certain legal matters are passed on for the Trusts by Ropes & Gray LLP, Prudential Tower, 800 Boylston St., Boston, Massachusetts 02199.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, located at 200 Berkeley St., Boston, MA 02116, serves as the Trusts’ independent registered public accounting firm.

Portfolio Consultant

For each Trust II Allocation Portfolio and Trust I Allocation Portfolio, the Adviser has hired Wilshire Funds Management (“Wilshire”), a unit of Wilshire Associates, to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and investments in the Underlying Portfolios, which may assist the Adviser in determining, based on the Portfolio’s current allocation and investment strategies, the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. The Adviser pays consulting fees to Wilshire for these services.

Operational Risk

An investment in a Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which, could have a material adverse effect on a Portfolio. While the Portfolios seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Portfolio.

REDEMPTION OF SHARES

The Trusts may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period (1) when the New York Stock Exchange is closed or trading on that Exchange is restricted as determined by the SEC; (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets; or (3) as the SEC may otherwise permit.

The value of the shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the portfolio securities at the time of redemption.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If a Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. With respect to each of AB Global Dynamic Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, Schroders Global Multi-Asset Portfolio, PanAgora Global Diversified Risk Portfolio and Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, the Portfolio’s current net asset value per share is available by calling 617-578-4036.

Expenses of each Portfolio are paid or accrued each day.

Each Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trusts’ Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities, as set forth below. The specific methodologies used for a particular security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of a Trust. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes, and quoted prices for similar assets.

Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Each Subsidiary’s investments will be priced daily and an NAV will be determined with respect to the Subsidiary each day. A Portfolio will value its shares of its Subsidiary at this NAV.

Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day.

Options, whether on securities, indices, futures contracts, currencies or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price.

Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Board of Trustees of a Trust. Market quotes are considered not readily available or reliable in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The value of securities used by a Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, a Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Each Board of the Trusts will be assisted in its responsibility for the day-to-day functions associated with the valuation of Portfolio assets by a Valuation Committee composed solely of management personnel. The Valuation Committee consists of Kristi Slavin, Peter Duffy, Alan Leland, Terrence Santry, Alan Otis, Allison Troiani, Victor Soto, Jesper Rindboel, Matthew Moussa, and Adnani Johari and such other officers of the Trusts and the Adviser as are deemed necessary by Ms. Slavin, Mr. Duffy, Mr. Leland, Mr. Santry, Mr. Otis, Ms. Troiani, Mr. Soto, Mr. Rindboel, Mr. Moussa, or Mr. Johari from time to time. Among other things, the Valuation Committee ascertains the value of any of the Trusts’ securities and assets for which market quotations are not readily available.

Investments in Underlying Portfolios by the Trust I Allocation Portfolio, a Trust II Allocation Portfolio, Brighthouse Balanced Plus Portfolio, MetLife Multi-Index Targeted Risk Portfolio or Pyramis® Managed Risk Portfolio are valued at the closing daily net asset values of the Underlying Portfolios in which such Portfolio invests. The Underlying Portfolios that are Portfolios of a Trust will use fair value pricing in the circumstances and manner described above. For information about the fair value pricing by an Underlying Portfolio that is not a Portfolio of a Trust, please refer to the prospectus for such Underlying Portfolio.

Investments in Underlying American Funds by an American Allocation Portfolio are valued at the closing daily net asset values of the Underlying American Funds in which such Portfolio invests. For information about the fair value pricing by an Underlying American Fund, please refer to the prospectus for such Underlying American Fund.

Investments in Underlying ETFs by an ETF Portfolio or BlackRock Global Tactical Strategies Portfolio are valued at the closing market quotations for the Underlying ETFs’ shares in which such Portfolio invests. For information about the use of fair value pricing by an Underlying ETF, please refer to the prospectus for such Underlying ETF.

Investments in the Master Fund by the Feeder Portfolio are valued at the Master Fund’s closing daily net asset value in which such Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to prospectus for the Master Fund.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in the Portfolios’ prospectuses entitled Taxes and Distributions. The prospectuses generally describe the U.S. federal income tax treatment of the Portfolios and their shareholders. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the U.S. Internal Revenue Code of 1986, as amended (previously defined as the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. Except as specifically provided herein, defined terms shall have the meaning given to them in the prospectuses.

The following discussion is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts, qualified plans, or other eligible persons or plans permitted to hold shares of a Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy the diversification requirements of Section 817(h) of the Code (such qualified plans and other eligible persons and plans, “Other Eligible Investors”). If this is not the case and shares of a Portfolio held by Separate Accounts of the Insurance Companies are not respected as owned for U.S. federal income tax purposes by those Separate Accounts, the person(s) determined to own the Portfolio shares will not be eligible for tax deferral and, instead, will be taxed currently on Portfolio distributions and on the proceeds of any sale, transfer or redemption of Portfolio shares under applicable U.S. federal income tax rules that may not be discussed herein.

Except as specifically provided below, the Trusts have not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The U.S. Internal Revenue Service (“IRS”) could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses address only some of the U.S. federal income tax considerations generally affecting investments in the Portfolios. In particular, because the Separate Accounts of the Insurance Companies and Other Eligible Investors will be the only shareholders of a Portfolio, only certain U.S. federal tax aspects of an investment in a Portfolio are described herein. Holders of Contracts are urged to consult the Insurance Company through which their investment is made, as well as to consult their own tax advisors and financial planners, regarding the U.S. federal tax consequences to them of an investment in a Portfolio, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on an investment in a Portfolio.

Taxation

Qualification as a Regulated Investment Company

Each Portfolio, including each Underlying Portfolio, each Underlying American Fund and the Master Funds, has elected to be treated as and intends each year to qualify for treatment as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, each Portfolio must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (generally, defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its gross income from the qualifying income described in clause (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Code section 7704(c)(2). Certain of a Portfolio’s investments in master limited partnerships (“MLPs”) and ETFs, if any, may qualify as interests in qualified publicly traded partnerships. The passive loss rules do not generally apply to a regulated investment company, but those rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Portfolio must also diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) other securities, of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Portfolio’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio’s total assets, including through corporations in which the Portfolio holds a 20% or more voting stock interest, consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than securities of other regulated investment companies) of two or more issuers the Portfolio controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

For purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Portfolio’s investments in loan participations, the Portfolio shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Portfolio can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs and certain commodity-linked ETFs.

In addition, each Portfolio generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Portfolio qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. Each Portfolio generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. However, no assurance can be given that a Portfolio will not be subject to U.S. federal income taxation. Any investment company taxable income or net capital gain retained by a Portfolio will be subject to tax at regular corporate rates.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31) as if incurred in the succeeding taxable year. If a Portfolio were to fail to meet the income, diversification or distribution tests described above, the Portfolio could in some cases cure such failure including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Portfolio were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify and be eligible for treatment as a regulated investment company accorded special tax treatment under the Code for such year, (i) it would be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and (ii) each Separate Account invested in the Portfolio would fail to satisfy the separate diversification requirements described below (See Taxation – Special Tax Considerations for Separate Accounts of Insurance Companies), with the result that the Contracts supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

In general, amounts not distributed on a timely basis by regulated investment companies in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. This excise tax generally does not apply to any regulated investment company whose sole shareholders are insurance company separate accounts, Other Eligible Investors, or other regulated investment companies that are also exempt from the excise tax. Each of the Portfolios expects that it will qualify for this exemption, and that it will not be subject to the excise tax, although no assurance can be given in this regard.

If a Portfolio were subject to the excise tax requirements and the Portfolio failed to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98.2% of its capital gain net income (adjusted for net ordinary losses) for the one-year period ending on October 31 of that year (or November 30 or December 31 of that year if the Portfolio is permitted to elect and so elects), and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Portfolio would be subject to the excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be taken properly into account after October 31 of a calendar year would generally be treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Portfolio would be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year.

Regardless of whether a Portfolio qualifies for the aforementioned exemption from the excise tax, each Portfolio generally intends to make the distributions that would be required to avoid the imposition of such tax if it were to apply, provided that such distributions are determined to be in the best interest of such Portfolio’s shareholders.

Capital Loss Carryovers

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Portfolio’s net investment income. Instead, potentially subject to certain limitations, a Portfolio is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Portfolio retains or distributes such gains.

If a Portfolio incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryover losses will retain their character as short-term or long-term. If a Portfolio incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Portfolio is permitted to carry such losses forward for eight taxable years; in the year to which they are carried over, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset any long-term capital gains. The Portfolio must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryover period.

Taxation of Portfolio Investments

If a Portfolio invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Portfolio. Tax rules are not entirely clear about issues such as: (1) whether a Portfolio should recognize market discount on a debt obligation and, if so, (2) the amount of market discount the Portfolio should recognize, (3) when a Portfolio may cease to accrue interest, OID or market discount, (4) when and to what extent deductions may be taken for bad debts or worthless securities and (5) how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Portfolio when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currencies, or payables or receivables denominated in a foreign currency, are subject to Section 988 of the Code. Under future Treasury Regulations, any such transactions that are not directly related to a Portfolio’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Portfolio to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Portfolio’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryover and thus cannot be deducted by the Portfolio in future years.

A Portfolio’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to special tax rules, such as the notional principal contract, straddle, constructive sale, wash-sale, mark-to-market (“Section 1256”), or short-sale rules. Rules governing the U.S. federal income tax aspects of certain of these transactions, including certain commodity-linked investments, are not entirely clear in certain respects. Accordingly, while each Portfolio intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Portfolio to qualify as a regulated investment company may limit the extent to which a Portfolio will be able to engage in certain derivatives or commodity-linked transactions.

If a Portfolio receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not be eligible for the dividends-received deduction for corporate shareholders. A dividends-received deduction is a deduction that may be available to corporate shareholders, subject to limitations and other rules, on Portfolio distributions attributable to dividends received by the Portfolio from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction is subject to certain reductions, and a distribution by a Portfolio attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. Corporate shareholders of the Portfolios are urged to consult their own tax advisors and financial planners. Similar consequences may apply to repurchase and other derivative transactions.

Income, gain and proceeds received by a Portfolio from sources within foreign countries (e.g., dividends or interest paid on foreign securities) may be subject to withholding and other taxes imposed by such countries; such taxes would reduce the Portfolio’s return on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A Portfolio may invest directly or indirectly in residual interests in real estate mortgage investment conduits (REMICs) or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Portfolio’s income (including income allocated to the Portfolio from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax, and (iv) in the case of an insurance company separate account supporting variable contracts, cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to insurance company separate accounts funding variable contracts.

Income of a Portfolio that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Portfolio. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Portfolio if shares in the Portfolio constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

As noted above, certain of the ETFs and MLPs in which a Portfolio may invest may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for qualification as a regulated investment company. If such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, depending on the alternative treatment, either a portion of its gross income could constitute non-qualifying income for purposes of the 90% gross income requirement, or all of its income could be subject to corporate tax, thereby potentially reducing the portion of any distribution treated as a dividend, and more generally, the value of the Portfolio’s investment therein. In addition, as described above, the diversification requirement for regulated investment company qualification will limit a Portfolio’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Portfolio’s total assets as of the end of each quarter of the Portfolio’s taxable year.

Passive foreign investment companies (each, a “PFIC”) are generally defined as any foreign corporation that derives at least 75% of its gross income for its taxable year from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or where at least 50% of such corporation’s assets on average produce or are held for the production of such passive income. If a Portfolio acquires any equity interest in a PFIC, the Portfolio could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders.

Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Portfolio to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Portfolio had sold and repurchased such interests on the last day of the Portfolio’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). Each Portfolio may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC, a Portfolio may incur the tax and interest charges described above in some instances.

The Subsidiaries

Certain of the Portfolios intend to invest a portion of their assets in a wholly-owned subsidiary of the applicable Portfolio (as previously defined, each a “Subsidiary” and collectively the “Subsidiaries”), which will be classified as corporations for U.S. federal tax purposes. A foreign corporation, such as a Subsidiary, will generally not be subject to U.S. federal income tax unless it is deemed to be engaged in a United States trade or business. Each Subsidiary intends to conduct its activities in a manner that is expected to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities for its own account without being deemed to be engaged in a United States trade or business. However, if certain of the Subsidiary’s activities were deemed not to be of the type described in the safe harbor, the activities of the Subsidiary may constitute a United States trade or business. Even if the Subsidiary is not engaged in a United States trade or business, it may be subject to a U.S. withholding tax at a rate of 30% on all or a portion of its United States source gross income that is not effectively connected with a United States trade or business.

Each Subsidiary will be treated as a “controlled foreign corporation” (“CFC”). The Portfolio will be treated as a “U.S. Shareholder” of the Subsidiary. As a result, a Portfolio will be required to include in its gross income all of the Subsidiary’s “subpart F income” whether or not such income is distributed to the Portfolio. It is expected that all of the Subsidiary’s income will be “subpart F income”. “Subpart F income” is generally treated as ordinary income. The Subsidiary may be required to sell investments in order to make such cash payments, including at a time when it may be not advantageous to do so. Accordingly, such cash payments may temporarily limit the Subsidiary’s or the applicable Portfolio’s ability to pursue its respective investment strategy. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income of the Portfolio, and is not permitted to be carried forward to offset income of the Subsidiary in future years. The recognition by the Portfolio of the Subsidiary’s “subpart F income” will increase the Portfolio’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Portfolio will not be taxable to the extent of its previously undistributed “subpart F income”, and will reduce the Portfolio’s tax basis in the Subsidiary.

AQR Global Risk Balanced Portfolio has obtained a private letter ruling from the IRS confirming that the annual net profit, if any, realized by its Subsidiary and included in the income of the Portfolio will constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes. If any of the facts, assumptions, representations or undertakings on which the ruling relies were incorrect or not satisfied, the Portfolio and its shareholders would not be permitted to rely on the ruling and could be subject to significant tax liabilities.

Each of AB Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, Schroders Global Multi-Asset Portfolio, Allianz Investors Dynamic Multi-Asset Plus Portfolio and PanAgora Global Diversified Risk Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Portfolio’s Subsidiary and included in the income of the Portfolio should constitute “qualifying income” for purposes of the Portfolio’s qualification for treatment as a regulated investment company for U.S. federal income tax purposes.

The IRS has recently issued proposed regulations providing that subpart F income included in a regulated investment company’s gross income constitutes “qualifying income” only to the extent such income is timely and currently repatriated to the regulated investment company. If the regulations are finalized in their current form, the AQR Global Risk Balanced Portfolio will no longer be able to rely on its previously issued private letter ruling and each Portfolio that received an opinion from legal counsel as described above will likely no longer be able to rely on such opinion, and in each case, annual net profit, if any, realized by a Subsidiary and included in the income of the parent Portfolio will constitute “qualifying income” only to the extent it is timely and currently repatriated to the parent Portfolio.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, including the Insurance Companies, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company, such as the Insurance Companies that own shares in a Portfolio through their Separate Accounts, are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Special Tax Considerations for Separate Accounts of the Insurance Companies

Under the Code, if the investments of a segregated asset account, such as the Separate Accounts of the Insurance Companies, are “adequately diversified,” and certain other requirements are met, a holder of a Contract supported by the Separate Account will receive favorable tax treatment in the form of deferral of tax until a distribution is made under the Contract.

In general, the investments of a segregated asset account are considered to be “adequately diversified” only if: (i) no more than 55% of the value of the total assets of the account is represented by any one investment; (ii) no more than 70% of the value of the total assets of the account is represented by any two investments; (iii) no more than 80% of the value of the total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the account is represented by any four investments. Section 817(h) provides as a safe harbor that a segregated asset account is also considered to be “adequately diversified” if it meets the regulated investment company diversification tests described earlier and no more than 55% of the value of the total assets of the account is attributable to cash, cash items (including receivables), U.S. Government securities, and securities of other regulated investment companies.

In general, all securities of the same issuer are treated as a single investment for such purposes, and each U.S. Government agency and instrumentality is considered a separate issuer. However, Treasury Regulations provide a “look-through rule” with respect to a segregated asset account’s investments in a regulated investment company or partnership for purposes of the applicable diversification requirements,, provided certain conditions are satisfied by the regulated investment company or partnership. In particular, (i) if the beneficial interests in the regulated investment company or partnership are held by one or more segregated asset accounts of one or more insurance companies, and (ii) if public access to such regulated investment company or partnership is available exclusively through the purchase of a variable contract, then a segregated asset account’s beneficial interest in the regulated investment company or partnership is not treated as a single investment. Instead, a pro rata portion of each asset of the regulated investment company or partnership is treated as an asset of the segregated asset account. Look-through treatment is also available if the two requirements above are met and notwithstanding the fact that beneficial interests in the regulated investment company or partnership are also held by Other Eligible Investors. Additionally, to the extent a Portfolio meeting the above conditions invests in underlying regulated investment companies or partnerships that themselves are owned exclusively by insurance company separate accounts or Other Eligible Investors, the assets of those underlying regulated investment companies or partnerships generally should be treated as assets of the separate accounts investing in the Portfolio. Except as described below, the Portfolios, Underlying Portfolios, Underlying American Funds and the Master Fund will be owned exclusively by such insurance company separate accounts and Other Eligible Investors.

The Trusts intend that each of the Portfolios will qualify as a regulated investment company under the Code. The Trusts also intend to cause each Portfolio to satisfy the separate diversification requirements imposed by Section 817(h) of the Code and applicable Treasury Regulations at all times to enable the corresponding Separate Accounts to be “adequately diversified.” In addition, the Trusts intend that each Portfolio will qualify for the “look-through rule” described above by limiting the investment in each Portfolio’s shares to Separate Accounts of the Insurance Companies. Accordingly, the Trusts intend that each Insurance Company, through its Separate Accounts, will be able to treat its interests in a Portfolio as ownership of a pro rata portion of each asset of the Portfolio, so that individual holders of the Contracts underlying a Separate Account will qualify for favorable U.S. federal income tax treatment under the Code. However, no assurance can be made in that regard.

Each of the ETF Portfolios and the BlackRock Global Tactical Strategies Portfolio will invest primarily in Underlying ETFs, and the American Allocation Portfolios may invest in Underlying American Funds, investment companies and ETFs. Certain of such Underlying ETFs, Underlying American Funds, investment companies and ETFs may be owned in part by persons other than those permitted to own interests under the look-through rules of Section 817(h) of the Code (each such entity that is so owned, a “Non-Qualified Underlying Entity”). Shares of a Non-Qualified Underlying Entity will be considered a single “asset” for purposes of the 817(h) diversification requirements discussed above, and each Portfolio investing in a Non-Qualified Underlying Entity will need ensure that no more than 55% of its assets are represented by shares of one such Non-Qualified Underlying Entity, no more than 70% by any two Non-Qualified Underlying Entities, no more than 80% by any three Non-Qualified Underlying Entities and no more than 90% by any four Non-Qualified Underlying Entities, so that the Portfolio will meet the diversification requirements of Section 817(h).

Failure by a Portfolio to satisfy the Section 817(h) requirements by failing to comply with the “55%-70%-80%-90%” diversification test or the safe harbor described above, or by failing to comply with the “look-through rule,” could cause the Contracts to lose their favorable tax status and require a Contract holder to include currently in ordinary income any income accrued under the Contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury Regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected; such a correction would require a payment to the IRS. Any such failure could also result in adverse tax consequences for the Insurance Companies issuing the Contracts.

The IRS has indicated that a degree of investor control over the investment options underlying a Contract may interfere with the tax-deferred treatment of such Contracts. The IRS has issued rulings addressing the circumstances in which a Contract holder’s control of the investments of a Separate Account may cause the holder, rather than the Insurance Company, to be treated as the owner of the assets held by the Separate Account. If the holder is considered the owner of the securities underlying the Separate Account, income and gains produced by those securities would be included currently in the holder’s gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a Portfolio’s investment strategies are sufficiently broad to prevent a Contract holder from being deemed to be making particular investment decisions through its investment in the Separate Account. For this purpose, current IRS guidance indicates that typical fund investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad. Most, although not necessarily all, of the Portfolios have objectives and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in recent IRS rulings (such as large company stocks, international stocks, small company stocks, mortgage-backed securities, money market securities, telecommunications stocks and financial services stocks).

The above discussion addresses only one of several factors that the IRS considers in determining whether a Contract holder has an impermissible level of investor control over a Separate Account. Contract holders should consult with the Insurance Company that issued their Contract, and their own tax advisors, as well as the prospectus relating to their particular Contract, for more information concerning this investor control issue.

In the event that additional rules, regulations or other guidance is issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a Portfolio as described above, including retroactively. In addition, there can be no assurance that a Portfolio will be able to continue to operate as currently described, or that the Portfolio will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing Contract owners to be considered the owners of the shares of the Portfolio.

Certain Shareholder Reporting and Withholding Requirements

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Portfolio could be required to report annually their “financial interest” in the Portfolio’s “foreign financial accounts,” (if any), on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult their intermediaries through which a Portfolio investment is made (if applicable), as well as their tax advisors to determine the applicability to them of this reporting requirement.

Special Considerations for Contract Holders and Plan Participants

The foregoing discussion does not address the tax consequences to Contract holders of an investment in a Contract. Contract holders investing in a Portfolio through a Separate Account are urged to consult with their Insurance Company and their own tax advisors for more information regarding the U.S. federal income tax consequences to them of an investment in a Portfolio.

DESCRIPTION OF THE TRUSTS

Organization of Trust I

Trust I is an open-end management investment company registered under the 1940 Act, and is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. Trust I is organized as a Delaware statutory trust, pursuant to an Amended and Restated Agreement and Declaration of Trust dated May 23, 2012. Trust I is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001. Trust I is also the successor of Managed Assets Trust, Capital Appreciation Fund and certain portfolios of The Travelers Series Trust. Such funds were converted to Portfolios of Trust I, effective May 1, 2006.

Beneficial Interests in Trust I

The beneficial interests in Trust I are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The Amended and Restated Agreement and Declaration of Trust of Trust I permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each series. Currently, the Trustees of Trust I have established and designated 46 series, 45 of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of Trust I, which is separately managed and has its own investment objective and policies. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by Trust I. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

The assets received from the sale of shares of a Trust I Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Trust I Portfolio are required to be segregated on Trust I’s books of account and are to be charged with the expenses with respect to that Portfolio. Subject to each class’s expenses, each Trust I Portfolio’s issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio’s outstanding shares) of the Portfolio’s assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Trust I Portfolio will be allocated by or under the direction of the Trustees of Trust I in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Trust I Portfolio and the other Trust I Portfolios. In the unlikely event that any Trust I Portfolio has liabilities in excess of its assets, the other Trust I Portfolios may be held responsible for the excess liabilities.

Each Trust I Portfolio is classified under the 1940 Act as “diversified” except Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, AQR Global Risk Balanced Portfolio, ClearBridge Aggressive Growth Portfolio, Brighthouse/Templeton International Bond and PanAgora Global Diversified Risk Portfolio, which are each non-diversified.

Pyramis is a registered service mark of FMR LLC used under license.

Trust I is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Trust I Portfolio. The Summary Prospectus and Prospectus for each Trust I Portfolio describe the classes of shares currently being offered. Shares of each class of a Trust I Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under Trust I’s distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Shareholders of each Trust I Portfolio are entitled to receive dividends and other amounts as determined by the Board of Trustees of Trust I.

Control Persons and Principal Holders of the Shares of Trust I

Trust I continuously offers its shares to separate accounts of insurance companies as a funding vehicle for the variable life insurance policies and/or variable annuity contracts offered by such insurance companies. As of March 31, 2017, 100% of the outstanding voting securities of Trust I were owned by separate accounts of Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, New England Life Insurance Company, General American Life Insurance Company, Metropolitan Tower Life Insurance Company and Brighthouse Life Insurance Company (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2017, Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, New England Life Insurance Company, General American Life Insurance Company, Metropolitan Tower Life Insurance Company and Brighthouse Life Insurance Company were each presumed to be in control (as that term is defined in the 1940 Act) of Trust I. A shareholder who beneficially owns more than 25% of a Portfolio’s shares is presumed to “control” the Portfolio as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. A shareholder who beneficially owns more than 50% of a Portfolio’s outstanding shares may be able to approve proposals, or prevent approval of proposals, without regard to votes by other Portfolio shareholders.

As of March 31, 2017, the Contract owners listed below were entitled to give voting instructions regarding 5% or more of a class of a Trust I Portfolio’s outstanding shares. Each Contract owner’s address is c/o Brighthouse Funds Trust I, One Financial Center, Boston, Massachusetts 02111.

Trust I Portfolio—Class	Percentage of Class
American Funds Moderate Allocation—Class B
Pierson Business Continuation Partnership	9.47%
Richard Pierson IRREV Trust DTD 2 10 11	9.39%

Trust I Portfolio—Class	Percentage of Class
Brighthouse/Artisan International—Class B
Angela Adams	11.02%
Hugh P. Kiel	11.17%
Janice A. Stengel	12.44%
John S. Siciliano	6.47%
Kenneth T. Parker	11.02%
Michael G. Conway	5.77%
Patricia Donovan	5.83%

SSGA Growth ETF—Class A
Mike Yancey	5.58%

TCW Core Fixed Income—Class B
Gregory Lake	7.59%
James K. Tse	26.38%
Michelle Bulan	13.56%
Paul S. and Penelope M. Colombo	6.55%

Organization of Trust II

Trust II is an open-end management investment company registered under the 1940 Act, and is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. Trust II is organized as a Delaware statutory trust, pursuant to an Amended and Restated Agreement and Declaration of Trust dated May 23, 2012. Effective April 30, 2012, each series (each, a “Maryland Portfolio”) of Metropolitan Series Fund, Inc., a Maryland corporation (the “Maryland Fund”), transferred all of its assets and liabilities to a corresponding Trust II Portfolio of Trust II in exchange for shares of such Portfolio (“Reorganization Shares”) pursuant to an Agreement and Plan of Reorganization that was approved by the Board of Directors and the shareholders of the Maryland Fund. Each Maryland Portfolio thereafter distributed the Reorganization Shares to its shareholders in complete liquidation of the Maryland Portfolio. Each Trust II Portfolio succeeded to the accounting and performance histories of its corresponding Maryland Portfolio. Therefore, any such historical information provided for each Trust II Portfolio of Trust II is that of the corresponding Maryland Portfolio. Trust II assumed the Maryland Fund’s registration statement pursuant to Rule 414 under the Securities Act of 1933, as amended, and the 1940 Act on April 30, 2012.

The Maryland Fund, an open-end management investment company registered under the 1940 Act, was formed on November 23, 1982 as a corporation under the laws of Maryland pursuant to Articles of Incorporation (the “Articles”) filed on November 23, 1982, as amended. On May 1, 2003, the Maryland Fund succeeded to the operations of seventeen series of the New England Zenith Fund, a Massachusetts business trust. Each of BlackRock Bond Income Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Ultra-Short Term Bond Portfolio, Jennison Growth Portfolio, Loomis Sayles Small Cap Core Portfolio, Brighthouse/Artisan Mid Cap Value Portfolio, Brighthouse/Wellington Core Equity Opportunities Portfolio, MFS® Total Return Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio was formerly a series of the New England Zenith Fund.

On April 28, 2008, MFS® Value Portfolio succeeded to the operations of the MFS® Value Portfolio (the “Trust I MFS® Value Predecessor”), a former series of Trust I. On May 1, 2006, the Trust I MFS® Value Predecessor succeeded to the operations of the MFS® Value Portfolio, a former series of the Travelers Series Trust, which was a Massachusetts business trust.

Beneficial Interests in Trust II

The beneficial interests in Trust II are represented by an unlimited number of transferable shares of beneficial interest, $.00001 par value per share, of one or more series. The Amended and Restated Agreement and Declaration of Trust of Trust II permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each series. Currently, the Trustees of Trust II have established and designated 30 series, all of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of Trust II, which is separately managed and has its own investment objective and policies. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by Trust II. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

The assets received from the sale of shares of a Trust II Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Trust II Portfolio are required to be segregated on Trust II’s books of account and are to be charged with the expenses with respect to that Portfolio. Subject to each class’s expenses, each Trust II Portfolio’s issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio’s outstanding shares) of the Portfolio’s assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Trust II Portfolio will be allocated by or under the direction of the Trustees of Trust II in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Trust II Portfolio and the other Trust II Portfolios. In the unlikely event that any Trust II Portfolio has liabilities in excess of its assets, the other Trust II Portfolios may be held responsible for the excess liabilities.

Each Trust II Portfolio is classified under the 1940 Act as “diversified”.

Trust II is authorized to issue six classes of shares (Class A, Class B, Class D, Class E, Class F and Class G) on behalf of each Trust II Portfolio. The Summary Prospectus and Prospectus for each Trust II Portfolio describe the classes of shares currently being offered. Shares of each class of a Trust II Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under Trust II’s distribution and services plan adopted pursuant to Rule 12b-1 under the 1940 Act. Shareholders of each Trust II Portfolio are entitled to receive dividends and other amounts as determined by the Board of Trustees of Trust II.

Control Persons and Principal Holders of the Shares of the Trust II

Trust II continuously offers its shares to separate accounts of insurance companies as a funding vehicle for the variable life insurance policies and/or variable annuity contracts offered by such insurance companies. As of March 31, 2017, 100% of the outstanding voting securities of Trust II were owned by separate accounts of Metropolitan Life Insurance Company, New England Life Insurance Company, Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY, Metropolitan Tower Life Insurance Company, and/or General American Life Insurance Company (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2017, Metropolitan Life Insurance Company, New England Life Insurance Company, Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY, Metropolitan Tower Life Insurance Company and General American Life Insurance Company were each presumed to be in control (as that term is defined in the 1940 Act) of Trust II. A shareholder who beneficially owns more than 25% of a Portfolio’s shares is presumed to “control” the Portfolio as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. A shareholder who beneficially owns more than 50% of a Portfolio’s outstanding shares may be able to approve proposals, or prevent approval of proposals, without regard to votes by other Portfolio shareholders.

As of March 31, 2017, the Contract owners listed below were entitled to give voting instructions regarding 5% or more of a class of a Trust II Portfolio’s outstanding shares. Each Contract owner’s address is c/o Brighthouse Funds Trust II, One Financial Center, Boston, Massachusetts 02111.

Trust II Portfolio—Class	Percentage of Class
MetLife Stock Index—Class G
Gloria E. Kirwan	9.66%

MFS Total Return—Class E
Christine E. Stiefel	5.86%

T. Rowe Price Small Cap Growth—Class G
Kurt Snyder	8.10%

Shareholder Meetings and Voting Rights

Neither Trust I nor Trust II is required to hold annual meetings of shareholders and neither expects to do so. For certain purposes, a Trust is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and (c) fill vacancies on the Board of Trustees of a Trust when less than a majority of the Trustees have been elected by shareholders. Shareholders of each Portfolio of a Trust vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions that affect only their particular Portfolio. Shareholders of each Portfolio of a Trust vote by class as to matters, such as approval of or amendments to a plan adopted pursuant to Rule 12b-1 that affects only their particular class.

Under the Amended and Restated Agreement and Declaration of Trust of each Trust, shareholders are entitled to one vote for each share, and a fractional vote for each fraction of a share, held as to any matters on which the share is entitled to vote. Cumulative voting is not permitted in the election of Trustees of a Trust.

Under the Amended and Restated Agreement and Declaration of Trust of each Trust, the Trustees may terminate the Trust, a Portfolio of the Trust, or a class of shares upon written notice to the shareholders of the Trust, such Portfolio or class, as the case may be.

Separate accounts established by the insurance companies are the legal owners of the Portfolios’ shares, and have the right to vote those shares. Owners of the variable life insurance policies and/or variable annuity contracts issued by the insurance companies have the right to instruct the insurance companies how to vote the shares of the Portfolios that are attributable to the owners’ contracts. Although Contract owners are not directly shareholders of the Portfolios, they have this right because some or all of their contract value is invested, as provided by their contracts, in one or more Portfolios. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with voting instructions received from owners of the contracts issued by that separate account. The number of shares as to which voting instructions may be given under a contract is determined by the number of full and fractional shares of a Portfolio held in a separate account with respect to that particular contract. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All shares of a Portfolio held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions received.

Application of CFTC Rules to the Portfolios

The Trust II and Trust I have claimed an exclusion from the definition of the term “commodity pool” under the CEA with respect to both the Trust II Portfolios and Trust I Portfolios (except the Trust I Portfolios set forth below). Therefore, none of the Trust II Portfolios and Trust I Portfolios, with the exception of the Trust I Portfolios set forth below, are subject to being regulated as commodity pools and the Adviser is not subject to being regulated as a commodity pool operator (“CPO”) with respect to those Portfolios under the CEA.

A Portfolio claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the Portfolio becoming subject to CFTC regulation. On an annual basis, a Portfolio is required to reaffirm its eligibility to continue to claim the exclusion. If a Portfolio’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then BIA would be subject to regulation as a CPO with respect to the Portfolio, and the Portfolio would become subject to regulation by the CFTC. Compliance with CFTC regulations may increase the Portfolio’s operating expenses.

With respect to each of the Trust I Portfolios and Subsidiaries set forth below, the Adviser is registered as a CPO with the CFTC:

Portfolio	Subsidiary
AB Global Dynamic Allocation Portfolio	AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio	Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, Ltd.
AQR Global Risk Balanced Portfolio	AQR Global Risk Balanced Portfolio, Ltd.
BlackRock Global Strategies Portfolio	BlackRock Global Strategies Portfolio, Ltd.
Invesco Balanced-Risk Allocation Portfolio	Invesco Balanced-Risk Allocation Portfolio, Ltd.
JPMorgan Global Active Allocation Portfolio	JPMorgan Global Active Allocation Portfolio, Ltd.
PanAgora Global Diversified Risk Portfolio	PanAgora Global Diversified Risk Portfolio, Ltd.
Schroders Global Multi-Asset Portfolio	Schroders Global Multi-Asset Portfolio, Ltd.

The Adviser and these Portfolios and Subsidiaries are subject to regulation by the CFTC under the CEA. Consequently, the Adviser and these Portfolios and Subsidiaries are required to comply with applicable CFTC disclosure, reporting, and recordkeeping requirements. The disclosure, reporting and, recordkeeping requirements associated with registration with the CFTC as a CPO would ordinarily be in addition to those requirements already imposed onto the Portfolios and the Adviser by the SEC. In August of 2013, the CFTC issued a rule (“Harmonization Rule”) that harmonizes certain of the CFTC’s compliance obligations with those of the SEC in order to facilitate compliance with both regulatory regimes. Under the Harmonization Rule, a registered investment company may elect to comply with certain CFTC obligations by agreeing to comply with certain SEC disclosure, reporting, and recordkeeping requirements.

The Trust I Portfolios listed above have elected to comply with certain CFTC disclosure, reporting, and recordkeeping requirements through their compliance with applicable SEC requirements. Similarly, if the Adviser were to become subject to regulation as a CPO with respect to a Trust II Portfolio or any other Trust I Portfolio, it is anticipated that such Portfolio would elect to comply with certain CFTC disclosure, reporting, and recordkeeping requirements through its compliance with applicable SEC requirements.

Monitoring for Material Irreconcilable Conflicts

Currently, shares of the Trusts are available only to separate accounts of insurance companies, including insurance companies affiliated with BIA, as an investment vehicle for variable life insurance or variable annuity products. Shares of the Trusts may be offered to other separate accounts of other insurers in the future.

A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with an exemptive order issued by the SEC, each Trust’s Board of Trustees has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with Brighthouse Life Insurance Company. Such events might include changes in state insurance law or U.S. federal income tax law, changes in investment management of any Portfolio of a Trust or differences between voting instructions given by variable life insurance and variable annuity contract owners. Through its Participation Agreement with a Trust, each insurance company investing in the Trust is responsible for monitoring and reporting any such conflicts to the Trust and for proposing and executing any necessary remedial action. The Board of Trustees of each Trust has an obligation to determine whether such proposed action adequately remedies any such conflicts.

FINANCIAL STATEMENTS

The financial statements of the Trust I Portfolios, including the notes to the financial statements, the financial highlights, and the reports of the Trust I Portfolios’ independent registered public accounting firm, all of which are included in the Annual Reports of Trust I for the fiscal year ended December 31, 2016 and as filed with the SEC on March 6, 2017 (SEC Accession No. 0001193125-17-070012), are all incorporated by reference herein and are legally considered to be a part of this SAI. The financial statements of the Trust II Portfolios, including the notes to the financial statements, the financial highlights, and the reports of the Trust II Portfolios’ independent registered public accounting firm, all of which are included in the Annual Reports of Trust II for the fiscal year ended December 31, 2016 and as filed with the SEC on March 6, 2017 (SEC Accession No. 0001193125-17-070005), are all incorporated by reference herein and are legally considered to be a part of this SAI.

APPENDIX A — DESCRIPTION OF SECURITY RATINGS

Moody’s Investors Service, Inc.

Global Long-Term Obligation Ratings

Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa

Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa

Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

A-1

C

Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Global Short-Term Ratings

Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated “Prime-1” have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated “Prime-2” have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated “Prime-3” have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

A-2

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s Global Ratings

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the financial obligation, and the imputed promise; and

•

Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

A-3

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation, are not made on the date due, unless S&P Global

A-4

Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-)

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. These categories are as follows:

A-1

A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment.

A-5

C

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Active Qualifiers (Currently applied and/or outstanding)

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addressed the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L

Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p

This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by

A-6

S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir

This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated that the rating was contingent upon S&P Global Ratings receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

A-7

G

The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

pi

This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

pr

The letters “pr” indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q

A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P Global Ratings discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

A-8

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Fitch Ratings, Inc.

Corporate Finance Obligations

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (“IDR”), based on their relative ranking or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Investment Grade

AAA: Highest credit quality

“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality

“AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality

“A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality

“BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

A-9

Speculative Grade

BB: Speculative

“BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative

“B” ratings indicate that material credit risk is present†.

CCC: Substantial credit risk

“CCC” ratings indicate that substantial credit risk is present†.

CC: Very high levels of credit risk

“CC” ratings indicate very high levels of credit risk†.

C: Exceptionally high levels of credit risk

“C” indicates exceptionally high levels of credit risk.

Note:

If the obligation rating is higher than the rating of the issuer, this indicates above average recovery expectations in the event of default. If the obligations rating is lower than the rating of the issuer, this indicates low expected recoveries should default occur.

Ratings in the categories of ‘B’, ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

The table below provides a summary of the possible interpretations of low speculative grade obligations ratings in corporate finance, differentiated by performing obligations and non-performing obligations or issuers.

Obligation Rating	Performing Obligation	Non-performing Obligation
B Category

Default risk is commensurate with an Issuer Default Rating (“IDR”) in the ranges “BB” to “C”. For issuers with an IDR below “B”, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.

For issuers with an IDR above “B”, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.

The obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of “RR1”.

A-10

Obligation Rating	Performing Obligation	Non-performing Obligation
CCC Category

Default risk is commensurate with an IDR in the ranges “B” to “C”.

For issuers with an IDR below “CCC”, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.

For issuers with an IDR above “CCC”, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.

The obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of “RR2”.

CC Category

Default risk is commensurate with an IDR in the ranges “B” to “C”.

For issuers with an IDR below “CC”, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.

For issuers with an IDR above “CC”, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.

The obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of “RR3”.

C Category	Default risk is commensurate with an IDR in the ranges “B” to “C”. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.	The obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of “RR4”, “RR5” or “RR6”.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The subscript “emr” is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in US public finance markets.

A-11

F1: Highest short-term credit quality

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality

Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk

Default is a real possibility.

RD: Restricted default

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default

Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-12

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

Trusts:

Brighthouse Funds Trust I

Brighthouse Funds Trust II

Adviser:

Brighthouse Investment Advisers, LLC

Subadvisers:

J.P. Morgan Investment Management Inc.

Massachusetts Financial Services Company

Schroder Investment Management North America Inc.

B-1

Brighthouse Funds Trust I and

Brighthouse Funds Trust II

Compliance Program

BRIGHTHOUSE FUNDS:

Brighthouse Funds Trust I

Brighthouse Funds Trust II

Proxy Voting Policies and Procedures

POLICY:

BIA serves as the investment adviser to the Trusts’ Portfolios. BIA is responsible for the selection and ongoing monitoring of the Subadvisers who provide the day-to-day portfolio management for each Portfolio, with the exception of the (i) Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio, Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (collectively, the “Met Asset Allocation Portfolios”); (ii) American Funds Moderate Allocation Portfolio, American Funds Balanced Allocation Portfolio and American Funds Growth Allocation Portfolio (the “American Funds Allocation Portfolios” and together with the “Met Asset Allocation Portfolios,” the “Asset Allocation Portfolios”); and (iii) American Funds Growth Portfolio (the “American Funds Master-Feeder Portfolio”), for which BIA is responsible for portfolio management. The Asset Allocation Portfolios are each referred to below as a “Fund-of-Funds” and collectively, as the “Funds of Funds.”

The Trusts have delegated the proxy voting responsibilities with respect to each Portfolio, except for the Funds-of-Funds and the American Funds Master-Feeder Portfolio, to the applicable Subadvisers. The primary focus of the Trusts’ proxy voting program, therefore, is to seek to ensure that the Subadvisers have adequate proxy voting policies and procedures in place and to monitor each Subadviser’s compliance with these policies and procedures. The Trusts are committed to ensuring that proxies relating to the securities held in the Portfolios are voted in the best interests of the Trusts’ shareholders. The following procedures have been established to implement the Trusts’ proxy voting program. These policies and procedures may be amended from time-to-time based on experience, new portfolios, as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

PROCEDURES:

As part of its ongoing due diligence and compliance responsibilities, BIA shall seek to ensure that each Subadviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. BIA Compliance shall review each Subadviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Subadviser to manage a Portfolio and monitor the implementation of each Subadviser’s proxy voting policies and procedures as part of our Subadviser oversight (at least annually).

Voting of Proxies

All Portfolios (except the Funds-of-Funds and the American Funds Master-Feeder Portfolio)	If a Portfolio, other than a Fund-of-Funds or the American Funds Master-Feeder Portfolio, receives a proxy with respect to a holding in that Portfolio, such proxy shall be voted by the Subadviser in accordance with its proxy voting policies and procedures.

3

Funds-of-Funds

BIA serves as the sole investment adviser to:

1.      Met Asset Allocation Portfolios, each of which invests in other portfolios of the Trusts (the “Brighthouse Underlying Portfolios”); and

2.      American Funds Asset Allocation Portfolio, which invests in other portfolios of the American Funds Insurance Series (collectively, the “American Funds Underlying Portfolios”);

Brighthouse Underlying Portfolios and the American Funds Underlying Portfolios are each referred to below as an “Underlying Portfolio” and collectively, as the “Underlying Portfolios.”

If a Fund-of-Funds receives a proxy relating to one of the Underlying Portfolios of which it holds shares, BIA on behalf of the Fund-of-Funds, shall vote such proxy in the same proportion as the vote of other contract owners of the Underlying Portfolio with respect to a particular proposal.

American Funds Master-Feeder Portfolio	The American Funds Master-Feeder Portfolio (“Feeder Fund”) invests its assets in a series of the American Funds Insurance Series (collectively, the “Master Funds”).[1] Each Trust has delegated the proxy voting responsibilities with respect to the Feeder Fund to BIA. When the Feeder Fund receives a proxy from its corresponding Master Fund, BIA on behalf of the Feeder Fund shall vote the shares in the same proportion as the vote of other shareholders of the Master Fund with respect to a particular proposal.

Subadvisers’ Proxy Voting Policies and Procedures

Each Subadviser shall be required to maintain proxy voting policies and procedures that satisfy the following elements:

A)	Written Policies and Procedures: The Subadviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide copies of such policies and procedures to the Trusts and BIA upon request.

B)	Fiduciary Duty: The Subadviser’s policies and procedures must be reasonably designed to ensure that the Subadviser votes client securities in the best interest of its clients.

C)	Conflicts of Interest: The Subadviser’s policies and procedures must include appropriate procedures to identify and resolve, as necessary, all material proxy-related conflicts of interest between the Subadviser (including its affiliates) and its clients before voting client proxies.

[1]	If the American Funds Master-Feeder Portfolio no longer invests its assets in a Master Fund, BIA would be the investment adviser to the Portfolio pursuant to a stand-by advisory agreement approved by the Board.

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D)	Voting Guidelines: The Subadviser’s policies and procedures must address with reasonable specificity how the Subadviser shall vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

E)	Monitoring Proxy Voting: The Subadviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F)	Record Retention and Inspection: The Subadviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Subadviser must provide to the Trusts and BIA such information and records with respect to proxies relating to the Trusts’ Portfolio securities as required by law (e.g., in connection wih the Trusts’ annual filings on Form N-PX) and as the Trusts or BIA may reasonably request.

RESPONSIBILITY:

Disclosure of Trusts’ Proxy Voting Policies and Procedures and Voting Record

BIA, on behalf of the Trusts, shall take reasonable steps as necessary to seek to ensure that each Trust complies with all applicable laws and regulations relating to disclosure of the Trust’s proxy voting policies and procedures and its proxy voting record. BIA Legal (including, at its option, through third-party service providers) shall monitor the implementation of the Trusts’ proxy policy and procedures to reasonably ensure that the actual proxy voting record of BIA and the Subadvisers with respect to the Trusts’ portfolio securities are collected, processed and filed with the SEC and delivered to the Trusts’ shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

Reports to Trusts’ Board

BIA Legal shall periodically (but not less frequently than annually) report to the Board with respect to the Trusts’ implementation of its proxy voting program, including summary information with respect to the proxy voting record of BIA and the Subadvisers with respect to the Portfolio securities of each Trust, and any other information requested by the Board.

EFFECTIVE AS OF:        May 22, 2012

AMENDED AS OF:          April 29, 2013; January 3, 2017

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Brighthouse Investment Advisers, LLC

Compliance Program

BRIGHTHOUSE INVESTMENT ADVISERS, LLC (“BIA”)

Proxy Voting Policy

POLICY: It is BIA’s policy to seek to ensure that proxies are voted in the best interests of its clients. Brighthouse Funds Trust I and Brighthouse Funds Trust II (together, the “Trusts”) believe that each Subadviser who performs investment advisory services for a Trust Portfolio is in the best position and has the necessary information to vote proxies in the best interest of a Portfolio and its shareholders, subject to the continuing oversight of the Board and BIA.

PROCEDURES:

For all Portfolios other than the Asset Allocation Portfolios, the American Funds Allocation Portfolios, and the American Funds Master-Feeder Portfolio,

•	Each Subadviser’s proxy voting policies and procedures must satisfy at a minimum the following requirements:

•

Written policies and procedures. Each Subadviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and provide BIA with copies of such policies and procedures (or a summary thereof) for inclusion as an exhibit to the Trusts’ statement of additional information.

•	Fiduciary duty. Each Subadviser’s policies and procedures must be reasonably designed to ensure that the Subadviser votes securities in the best interests of its clients.

•

Conflicts of interest. Each Subadviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Subadviser (including such Subadviser’s affiliates) and its clients before voting client proxies.

•	Voting guidelines. Each Subadviser’s policies and procedures must address how the Subadviser will vote proxies and what factors it will take into account when voting on particular types of matters.

•	Monitoring proxy voting. Each Subadviser must have an established system that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

•

Record retention and inspection. Each Subadviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. Each Subadviser must provide to BIA such information and records with respect to proxies relating to the Fund’s Portfolio securities as BIA may reasonably request.

For the Asset Allocation Portfolios, the American Funds Allocation Portfolio, and the American Funds Master-Feeder Portfolio,

•

BIA serves as the sole investment adviser to the Asset Allocation Portfolios (a “Fund of Funds”), each of which invests in other Trust Portfolios (“Underlying Portfolios”). The Trusts have delegated the proxy voting responsibilities with respect to each of the Portfolios to BIA. Because BIA views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the

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proxy voting responsibilities with respect to each of the portfolios to the applicable portfolio adviser. BIA will vote proxies relating to shares of an Underlying Portfolio held by a Fund of Funds in the same proportion as the vote of the other contract owners of the Underlying Portfolio with respect to a particular proposal.

•

MLA serves as the sole investment adviser to the American Funds Allocation Portfolios, (each a “Fund-of-Funds”), each of which invest in other portfolios of the American Funds Insurance Series (collectively, the “American Funds Underlying Portfolios”). The Trusts’ have delegated the proxy voting responsibilities with respect to each of the Portfolios to BIA. Because BIA views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each of the Portfolios to the applicable Portfolio adviser. BIA will vote proxies relating to shares of an American Funds Underlying Portfolio held by the Fund-of-Funds in the best interest of the shareholders.

•

BIA serves as the sole investment adviser to the American Funds Master-Feeder Portfolio, (a “Feeder Fund”), which invests its assets in a series of the American Funds Insurance Series (collectively, the “Master Funds”). The Trusts have delegated the proxy voting responsibilities with respect to the Feeder Fund Portfolio to BIA. Because BIA views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to the Feeder Fund Portfolio to the applicable Portfolio adviser. BIA will vote proxies relating to the shares of the Master Funds held by the Feeder Fund in the best interest of the shareholders.

RESPONSIBILITY: BIA Legal and BIA Compliance shall obtain each Subadviser’s proxy voting policies and procedures (or the summary thereof) as set forth above.

REQUIREMENTS:

•

Rule 206(4)-6 under the Advisers Act requires registered investment advisers (including subadvisers) that exercise voting authority with respect to client securities to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between its interests and those of its clients; (b) disclose to clients how they may obtain information about how the adviser voted with respect to their securities; and (c) describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

•

Rule 30b1-4 under the 1940 Act requires funds to file an annual report on Form N-PX not later than August 31 of each year, containing the fund’s proxy voting record for the most recent twelve-month period ended June 30.

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•

Item 17(f) of Form N-1A requires a fund to describe the policies and procedures of its investment adviser(s) that the fund uses, or that are used on the fund’s behalf, to determine how to vote proxies relating to portfolio securities.

ADOPTED: September 15, 2004

REVISED: May 1, 2005; May 1, 2009; June 19, 2009; April 29, 2013; January 3, 2017

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J.P. Morgan Investment Management Inc.

Global Proxy Voting

Procedures and Guidelines

North America, Europe, Middle East, Africa, Central America, South America, and Asia

April 1, 2015

Corporate Governance Policy & Voting Guidelines

1

Corporate Governance Policy & Voting Guidelines

2

Corporate Governance Policy & Voting Guidelines

I. JPMorgan Asset Management Global Proxy Voting Procedures

A.	Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM’s objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.	Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.	The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.1

[1]	The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

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Corporate Governance Policy & Voting Guidelines

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

D.	Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting

4

Corporate Governance Policy & Voting Guidelines

decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM’s relationship with such company and materially impact JPMAM’s business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

E.	Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, and as necessary, JPMAM’s Chief Fiduciary Officer will evaluate the potential conflict and determine whether an actual material conflict of interest exists, and if so, will recommend how the relevant JPMAM entity will vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action: removing certain JPMAM personnel from the proxy voting process; “walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote; voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F.	Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

•	a copy of each proxy statement received on behalf of JPMAM clients;

•	a record of each vote cast on behalf of JPMAM client holdings;

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Corporate Governance Policy & Voting Guidelines

•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

•

a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Chase Bank, N.A.

J.P. Morgan Asset Management (UK) Limited

J.P. Morgan Investment Management Inc.

JF Asset Management Limited

J.P. Morgan Asset Management (Singapore) Limited

JF International Management Inc.

J.P. Morgan Private Investments, Inc.

Security Capital Research & Management Incorporated

Bear Stearns Asset Management

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Corporate Governance Policy & Voting Guidelines

II. Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

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Corporate Governance Policy & Voting Guidelines

A. North America

1. Board of Directors

A.    Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

2) adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees. For purposes of defining “affiliation” we will apply either the NYSE listing rule for companies listed on that exchange or the NASDAQ listing rule for all other companies.

4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.

5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

6) unilaterally adopt a litigation fee-shifting by-law without shareholder approval. In addition, vote case-by-case on proposals to add litigation fee-shifting arrangements to the by-laws.

7) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent. In the case of a controlled company, vote case-by case on the directors.

8) WITHHOLD from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than four public company boards.

9) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a—Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

10) WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

11) WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

B.    CEO Votes

Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.

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Corporate Governance Policy & Voting Guidelines

C.    Proxy Access

Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 5% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years. Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.

We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process.

2. Proxy Contests

A.    Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

B.    Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3. Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4. Proxy Contest Defenses

A.    Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

•	Majority of board composed of independent directors,

•	Nominating committee composed solely of independent directors,

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Corporate Governance Policy & Voting Guidelines

•	Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

•	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

•	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

•	Absence of superior voting rights for one or more classes of stock,

•	Board does not have the sole right to change the size of the board beyond a stated range that been approved by shareholders, and

•	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

B.    Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.    Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

•	Annually elected board,

•	Majority of board composed of independent directors,

•	Nominating committee composed solely of independent directors,

•	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

•	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

•	Absence of superior voting rights for one or more classes of stock,

•	Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

•	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

D.    Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimis number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

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Corporate Governance Policy & Voting Guidelines

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.    Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

F.    Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5. Tender Offer Defenses

A.    Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

B.    Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

C.    Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

D.    Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

E.    Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

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Corporate Governance Policy & Voting Guidelines

F.    Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6. Miscellaneous Board Provisions

A.    Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1)	Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2)	Serves as liaison between the chairman and the independent directors,

(3)	Approves information sent to the board,

(4)	Approves meeting agendas for the board,

(5)	Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6)	Has the authority to call meetings of the independent directors, and

(7)	If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

B.    Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

C.    Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

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Corporate Governance Policy & Voting Guidelines

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

D.    Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

E.    Hedging / Pledging of Securities

We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.

F.    Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

G.    Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

H.    Board Size

Vote for proposals to limit the size of the board to 15 members.

I.    Majority Vote Standard

We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7. Miscellaneous Governance Provisions

A.    Independent Nominating Committee

Vote for the creation of an independent nominating committee.

B.    Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy

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contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

C.    Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

D.    Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

E.    Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

F.    Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

G.    Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board.

Constituency representation on the board is not supported, rather decisions are based on director qualifications.

H.    Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

I.    Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

J.    Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

K.    Exclusive Venue

Generally, vote for management proposals which seek shareholder approval to make he state of incorporation the exclusive forum for disputes, if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.

8. Capital Structure

A.    Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

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Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

B.    Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

C.    Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

D.    Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

E.    Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.    Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

G.    Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

H.    Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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I.    Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placemen by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9. Executive and Director Compensation

A.    Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.

Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.

For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

B.    Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

C.    Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

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Corporate Governance Policy & Voting Guidelines

D.    Say on Pay—Advisory Vote

Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.

Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support.

In the case of externally-managed REITs, generally abstain from the advisory vote as there is a lack of transparency in both compensation structure and payout.

Say on Pay—Frequency

JPMAM will review compensation versus long/term performance on an annual basis.

E.    Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

F.    401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

G.    Employee Stock Purchase Plans

Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

H.    Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

I.    Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

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J.    Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

K.    Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

L.    Recoup Bonuses

Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

M.    Two Tiered Compensation

Vote against proposals to adopt a two tiered compensation structure for board directors.

10. Incorporation

A.    Reincorporation Outside of the United States

Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

B.    Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

C.    Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. Mergers and Corporate Restructurings

A.    Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

B.    Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

C.    Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

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Corporate Governance Policy & Voting Guidelines

D.    Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

E.    Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

F.    Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

G.    Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

H.    Changing Corporate Name

Vote for changing the corporate name.

12. Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. In general we support management disclosure practices except for those companies that have been involved in controversies, fines or litigation.

A.    Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

B.    International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

C.    Promote Human Rights in China, Nigeria, the Sudan and Burma

Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

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Corporate Governance Policy & Voting Guidelines

D.    Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

E.    Animal Rights

Vote case-by-case on proposals that deal with animal rights.

F.    Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

G.    Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

H.    Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

I.    High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

J.    Political Contribution

Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.

Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

13. Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committees located in London, Tokyo, and Hong Kong. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department.

14. Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially

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result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;

•	an increase or decrease in dividends;

•	calls or redemptions or other purchases of its securities by the company;

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the Company or the Company’s representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?” to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

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B. Europe, Middle East, Africa, Central America and South America

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Corporate Governance Policy & Voting Guidelines

I.	POLICY

Corporate Governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. J.P. Morgan Asset Management (‘JPMAM’) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business at all times.

We have set out herein the principles which provide the framework for our corporate governance and proxy voting activity. Although these apply primarily to the UK and Europe and therefore principally concern accounts managed from the London office, our colleagues in New York, Tokyo and Hong Kong have similar guidelines, consistent with law and best practice in these different locations. Full details are available on request.

Our UK Guidelines are based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. JPMAM is a member of the National Association of Pension Funds (NAPF) and the Investment Management Association (IMA), and we abide by these organisations’ corporate governance principles and also take their guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.

For Continental European markets, we expect companies to comply with local Corporate Governance Codes, where they exist, e.g. the Tabaksblat Code in the Netherlands, the Cromme Codex in Germany, the MEDEF-AFEP Code in France and the Luxembourg ALFI Code of Conduct. We fully recognise that, in certain European markets, there are areas where local law or practice prescribe differing structures or processes to those found in the UK, which must be taken into account. In markets where a comparable standard does not exist, we will use our own Guidelines as the primary basis for our voting and corporate governance activity, whilst taking local market practice into consideration where applicable. JPMAM also is a member of the European Funds and Asset Management Association (EFAMA), the International Corporate Governance Network (ICGN) and the Asian Corporate Governance Association (ACGA).

In our view, our Guidelines meet with the requirements of the US Department of Labor recommendations as they apply to ERISA and US Mutual Funds.

Voting

JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.

It should be noted that JPMAM scrutinises every proxy individually, voting for or against each resolution, or actively withholding our vote, on a case-by-case basis. Our primary concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication only of JPMAM’s normal voting policy. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.

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Corporate Governance Policy & Voting Guidelines

Certain markets require that shares being tendered for voting purposes are temporarily immobilised from trading until after the shareholder meeting has taken place. Other markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, empowered with Power of Attorney documentation which can represent considerable cost to clients. Elsewhere, notably Emerging Markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific financial risks where, for example, voting can preclude participating in certain types of corporate action. In these instances, it may sometimes be in our clients’ best interests to intentionally refrain from voting in certain overseas markets from time to time.

As our Guidelines are primarily targeted at companies listed on main stock exchanges, it is sometimes difficult for smaller companies to apply the same corporate governance rules and we will look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

Proxy Committee

Responsibility for the formulation of voting policy in each region rests with the Proxy Committee, whose role is to review JPMAM’s corporate governance policy and practice in respect of investee companies and to provide a focal point for corporate governance issues. Each Committee is composed of senior analysts, portfolio managers, governance specialists and members of legal and compliance. Committees meet at least quarterly, or more frequently as circumstances dictate. Each regional Committee reports, in turn, to a Global Proxy Committee, chaired by the Global Head of Equity, which has overall responsibility for our approach to governance issues worldwide, and for ensuring that regional policies comply with the firm’s global governance principles.

Stewardship and Engagement

As long-term owners, we regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. For UK and European companies in particular, corporate governance specialists routinely attend scheduled one-to-one meetings alongside analysts and portfolio managers, as well as convene dedicated meetings as required in order to debate areas of concern. Full details of our Stewardship Policy are contained in Part III of this document.

JPMAM was a founding signatory to the UK Stewardship Code and we believe that our existing stewardship policies meet or exceed the standard required under the Code. Our full statement of compliance is available to view or download on our website.

Sustainability

JPMAM believes that non-financial issues, such as social, environmental and sustainability issues can have an economic impact on our clients’ investments. We expect the companies in which we invest to behave in a manner consistent with these wider obligations. Full details are contained in Part IV of this document.

Conflicts of Interest

Typical conflicts include where JPMC or its Affiliates are involved in a transaction at an investee company, or provide banking or other services, or where JPM personnel sit on other company boards.

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Corporate Governance Policy & Voting Guidelines

In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The policy is available to download from our website.

Where a potential material conflict of interest has been identified, JPMAM will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote. A record of all such decisions is available to clients on request.

Stocklending

Stock which is lent cannot normally be voted, as the right to vote is effectively lent with the shares. For routine voting, JPMAM views the revenue from lending activities to be of more value to the client than the ability to vote. However, we reserve the right to recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Corporate Governance Team.

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Corporate Governance Policy & Voting Guidelines

J.P. Morgan Asset Management

London Proxy Committee

March 2015

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Corporate Governance Policy & Voting Guidelines

II.	VOTING GUIDELINES

1.	REPORTS & ACCOUNTS

Annual Report

Reports and accounts should be both detailed and transparent and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards.

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist, together with detailed explanations regarding any area of non-compliance.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

Remuneration Report

The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report and, if appropriate, members of the Remuneration Committee, if we feel that explanation is insufficient. Any material changes to compensation arrangements should be put to shareholders for approval.

The UK has recently introduced a binding vote on remuneration policy. In our view, remuneration policies should stand the test of time, and should not need amendment on an annual or biennial basis. We would therefore expect votes on remuneration policies to occur normally every third year, the maximum allowed under the regulations, and will regard it as concerning where companies feel the need to bring proposed changes to shareholders more frequently than this. Similarly, reporting under the new regulations should not necessarily lead to an increase in the volume of data provided. Investors expect clear and concise reports that are effective at communicating how executive pay is linked to delivery of the company’s strategy in the long-term.

see Compensation

2.	DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3.	BOARD OF DIRECTORS

Board Structure

Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive directors, such that no single stakeholder or group of stakeholders has a disproportionate or undue

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level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

Board Independence

JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We agree with the ICGN, that the majority of a board should be independent, especially if the company has a joint Chairman / CEO. JPMAM will use its voting powers to encourage appropriate levels of board independence, whilst taking into account local market practice.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Chairman

Boards should be headed by an effective Chairman, who is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman and Chief Executive Officer should normally be separate and will generally vote against combined posts.

Board Size

Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively-large boards wherever possible. Boards with more than 15 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.

Board Diversity

JPMAM is committed to supporting inclusive organisations where everyone can succeed on merit. Recruiting individuals with unique experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. We welcomed the report by Lord Davies in the UK and, although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular, as well as to consider diversity in its widest sense, both at board level and throughout the business.

Board Committees

Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.

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Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence and they should have an explicit right of unrestricted access to company documents and information.

Nomination Committees should be majority-independent; there should be a formal nomination process for the appointment of Directors.

Remuneration Committees should be independent; no director should be able to determine their own emolument. The remuneration report (where applicable) should be the responsibility of the Remuneration Committee.

See Remuneration Report

We agree with the findings of the Walker Review in the UK that boards of banks, or other large or complex companies, should establish a Risk Committee to provide independent oversight and advice to the board on the current risk exposures of the entity and future risk strategy, in order to manage these issues effectively within their business. These bodies should give a summary of their activities in the Annual Report.

Director Independence

We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict and has not been employed in an executive capacity by the company for at least the previous ten years.

A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent. Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for re-election annually.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

Companies may arrange Directors and Officers (‘D&O’) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

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Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than three significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

We agree with the UK Corporate Governance Code that no single individual should chair more than one major listed company.

Investment Trust and Fund Directors

In the UK, the Boards of investment trust companies are unusual in being normally comprised solely of non-executive directors. JPMAM generally prefers that the majority of such boards (including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Companies (AIC) Code of Corporate Governance.

We note that the AIC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AIC that investment trust companies should have a formal policy on tenure and that any director serving beyond three terms should offer themselves for re-election annually. We also agree with the view of the NAPF, that at least half of the board of an investment trust company (including the Chairman) should be non-executive directors having served for less than nine years, in order to ensure that the board does not become ossified with a large number of long-serving directors.

SICAV and other fund board directors should comply with the ALFI Code of Conduct, or equivalent codes where they exist.

4.	COMPENSATION

Directors’ Contracts

JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. This is accepted market best practice in the UK as well as other major European markets.

Similarly, we agree with the view of the NAPF, ABI and others that special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged. Market practice regarding the length of director’s service contracts varies enormously: JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMAM will take into account local market practice when making judgements in this area. Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.

Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a fixed element, set by reference to the external market but always cognisant of pay within a

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company’s general workforce, and a variable element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining superior performance.

Due consideration should also be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, in order to incentivise appropriate behaviours and, more importantly, discourage excessive risk taking, which may be detrimental to shareholders. Compensation arrangements should provide alignment between managers and shareholders across the cycle, and due consideration should be given to devices such as clawback or bonus/malus arrangements in order to avoid payment for failure.

JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

We believe firmly that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year’s salary, and two years or more for chief executives , which should be maintained for the duration of employment.

Transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made. Similarly, recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.

Non-Executive Director’s Remuneration

JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards.

Fixed Compensation

Executives are entitled to a basic salary set by reference to the external market and in particular benchmarked against the company’s immediate peers. Acknowledging that salary often forms the basis for variable compensation, we believe annual increases in salary should be limited and generally in line with the wider workforce of the company. Substantial increases in salary, for example where an executive has been promoted, should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable Compensation

We generally prefer any variable compensation arrangement to have a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary benchmarked against a company’s sector. In industries that operate an overall bonus pool we at least expect a cap on the overall potential pool. Whilst we recognise that annual bonus targets are often, though not always, commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonus for executives should take the form of cash and shares deferred for a defined period of time. Bonus malus and/or clawback are also expected features of any bonus scheme.

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For the long-term component, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give directors incentive to perform at the highest levels, and grants under such schemes should be subject to appropriate performance criteria which are challenging and which reflect the company’s long-term strategy and objectives over an appropriate period (at least three years, and preferably five years or more) There should be no award for below-median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time.

We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, the backdating of awards or discounted awards.

All incentive plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. They should also take into account appropriate levels of dilution. Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders in advance. We also favour simplicity both in the number of variable incentive schemes and in their structure. We will vote against payments which are excessive or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

Pensions

Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a money purchase scheme). One-off payments into individual director’s pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

5.	AUDITORS

Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.

Auditor Rotation

In order to safeguard the independence of the audit, companies should rotate their auditor over time. We agree with the provisions of the UK Competition Commission, that companies should put their external audit contract out to tender at least every ten years.

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Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender.

We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

Auditor Indemnification

JPMAM is opposed to the use of shareholders’ funds to indemnify auditors.

see Audit Committee

6.	ISSUE OF CAPITAL

Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution. In the UK, such issuances should be consistent with ABI, NAPF and similar guidelines.

JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis. Pre-emption rights are a fundamental right of ownership and we will vote against any attempts to suspend, bypass or eliminate pre-emption rights, except for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions). We prefer that these issuances are sought annually, and generally do not support multi-year capital issuances, or shares which are issued at a preferential discount to third parties as part of a related-party transaction.

JPMAM will vote against increases in capital which would allow the company to adopt ‘poison pill’ takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.

Issue of Debt

JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.

Share Repurchase Programmes

JPMAM will vote in favour of share repurchase or buy-back programmes where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way. We will vote against abusive schemes, or where shares are repurchased at an inappropriate point in the cycle, or when shareholders’ interests could be better served by deployment of the cash for alternative uses.

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7.	MERGERS/ACQUISITIONS

Mergers and acquisitions are always referred to individual portfolio managers and/or investment analysts for a case-by-case decision, based exclusively on the best economic interests of our clients. In exceptional circumstances, we will split our vote and vote differently for individual clients depending on the respective desired investment outcomes of our portfolio managers. JPMAM may also split its vote between different client constituents for technical reasons, such as cross-border mergers where certain groups of clients may not be able to hold the resultant stock, or to reflect differing portfolio strategies and/or investment outcomes.

As a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

8.	VOTING RIGHTS

JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights and we will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally and voting power should accrue in direct relation to the shareholder’s equity capital commitment to the company.

While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.

9.	OTHERS

Poison Pills

Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined ‘triggering event’ occurring (such as an outsider’s acquisition of a certain percentage of stock). Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they are used as tools to entrench management.

JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or ‘bundled’ resolutions, depending on the context and local market practice.

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Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.

AOB

We will generally abstain in relation to ‘any other business’ resolutions where we cannot determine the exact nature of the business to be voted on.

Social/Environmental Issues

Companies should conduct their business in a manner which recognises their responsibilities to employees and other stakeholders, as well as broader society and the environment. Full details of our sustainability policy are available in Part IV of this document.

JPMAM reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless from time to time, a company’s response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered as primary when determining our vote.

Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMAM’s Social and Environmental policy.

see Social and Environmental

Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Issues

JPMAM does not support the use of shareholder funds for political donations.

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J.P. Morgan Asset Management

London Proxy Committee

March 2015

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III.	STEWARDSHIP

J.P. Morgan Asset Management (‘JPMAM’) recognises its wider stewardship responsibilities to its clients as a major asset owner. To this end, we support both the revised FRC Stewardship Code and the EFAMA Code for External Governance, which set out the responsibilities of institutional shareholders in respect of investee companies. JPMAM endorses the Stewardship Code for its UK investments and supports the Principles as best practice elsewhere. We believe that regular contact with the companies in which we invest is central to our investment process and we also recognise the importance of being an ‘active’ owner on behalf of our clients. Our approach to the seven Principles and how we apply them are set out below:

Institutional investors should:

1.	Publicly disclose their policy on how they will discharge their stewardship responsibilities.

JPMAM’s primary activity in the investment chain is as an asset manager for both institutional and retail clients. JPMAM’s investors and corporate governance specialists undertake four broad areas of activity:

i)	Analysis of the governance profiles of the companies in which we invest, in order to identify outliers requiring further engagement;

ii)	Engagement with investee companies, in order to understand issues and promote best practice;

iii)	Informed, investor-led proxy voting;

iv)	Assessment of social and environmental issues, where they have the potential to impact the valuation.

JPMAM does not outsource any of its stewardship activity. Proxy votes are scrutinised individually by governance specialists in conjunction with the analyst or portfolio manager. Automated standing instructions to vote in a certain way (e.g. to always vote with management) are never issued in relation to voting managed out of London.

Where a company deviates from the UK Corporate Governance Code (or equivalent overseas codes, where they exist), JPMAM will always give due consideration to the explanation where it is given.

Copies of our Corporate Governance Policy are available on request, or to download from our website:-

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/corporategovernance.aspx

Although these policies apply primarily to investments in the UK and Europe and therefore principally concern accounts managed from the London office, our offices in New York, Tokyo and Hong Kong have similar guidelines, consistent with local law and best practice in these different jurisdictions. Full details are available on request.

2.	Have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

As part of our broader Safeguard Policy, JPMAM has established formal barriers designed to restrict the flow of information between JPMC’s securities lending, investment banking and other divisions to JPMAM’s investment professionals, as well as in order to maintain the integrity and independence of our proxy voting decisions and engagement activity.

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The policy document is available to download from our website:-

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/corporategovernance.aspx

Although we generally take a single, unified approach to voting and engagement, in exceptional circumstances, we will split our vote or modify our engagement when the interests of our clients diverge from each other. This is always dealt with on a case-by-case basis, depending on the respective desired investment outcomes of those clients.

3.	Monitor their investee companies.

JPMAM has a team of corporate governance specialists, located in the ‘front office’ in order to better interact with analysts and portfolio managers regarding governance and stewardship issues. The team maintains a proprietary database containing detailed governance models for over 700 Pan-European companies, including all FTSE100 and selected FTSE250 and other companies, which evolve over time as we engage with companies and understand issues. Each record is updated at least annually. Notes of engagements with companies are retained in order to form a clear audit trail. For analyst-driven investment processes in London, these models are used to generate proprietary Environmental, Social and Governance (‘ESG’) rankings and ratings, which are incorporated into analysts’ models and stock rankings.

Where JPMAM deems it appropriate, we will enter into active dialogue with companies, except to the extent that we may risk becoming insiders or coming into receipt of material, non-public information, which may preclude us from dealing in the shares of the company concerned (although appropriate wall-crossing procedures do exist, if deemed in the best interests of our clients).

Where appropriate, JPMAM will attend key AGMs where we have a major holding, although it should be noted that JPMAM votes at nearly 10,000 shareholder meetings a year in over 70 markets worldwide and, clearly, this is not practicable except in very exceptional circumstances.

4.	Establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value.

JPMAM has established clear guidelines on how we escalate our engagement activities in order to protect our clients’ interests. We meet routinely with the senior executives of our investee companies at least annually; in the event that we are not satisfied with either their responsiveness or strategy, we may seek to meet with the chairman or other independent director(s), or express our concerns through the company’s advisers. Where appropriate, we will hold joint engagement meetings with other investors who share our concerns. We may also use our proxy votes in order to try and bring about management change. In extremis, we may consider speaking at the AGM or submitting a shareholder resolution, or requisitioning an EGM in order to bring about change, or to protect our clients’ interests.

5.	Be willing to act collectively with other investors where appropriate.

Subject to applicable laws and regulations in the relevant jurisdictions, JPMAM frequently works with other investors in collective engagement exercises with companies where appropriate (for example under the auspices of the NAPF, ABI and other formal and informal bodies), in order to enhance the effectiveness of our engagement. Circumstances where such collective engagement takes place include board succession planning, remuneration and AGM-related issues, as well as merger and acquisition activity.

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6.	Have a clear policy on voting and disclosure of voting activity.

JPMAM votes at nearly 10,000 shareholder meetings each year, in over 70 markets worldwide. We endeavour to vote in all markets, wherever possible, unless there are certain technical reasons in overseas markets which preclude us from voting, or unless there is a conflict of interest. Votes are investor-led and made on a case-by-case basis, and we do not always support the board.

JPMAM retains the services of the ISS voting agency, although its analyses form only the ‘base case’ voting recommendation and we will frequently take a differing view, based on the results of our engagement activity or our own insights. We also retain the services of Ethix SRI Advisors to assist us with weapons screening and certain social and environmental issues for interested clients.

JPMAM has disclosed its proxy voting and engagement activity to its clients for a number of years. Additionally, we now disclose selected voting highlights and engagement activity, as well as our detailed voting record, publicly on our website. These can be viewed under ‘Commentary and Analysis’ on our Institutional website, or by following the link:-

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/corporategovernance.aspx

JPMAM and its clients may participate in stocklending programmes. It is not the policy of JPMAM to recall stock on loan for routine votes, where the revenue from lending activities to be of more value to the client than the ability to vote. However, we will recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote. It should be noted that some of our clients participate in third-party lending arrangements directly with their custodians, which may be invisible to JPMAM.

7.	Report periodically on their stewardship and voting activities.

JPMAM produces detailed quarterly voting and engagement activity reports for its clients, and also publishes summary information on its public website. These reports provide qualitative as well as quantitative information. The proxy voting function is independently verified by our external auditor as part of the ISAE3402 review, and oversight of our broader engagement process is also verified in accordance with AAF 01/06 as part of the monitoring stipulated by our UK investment trusts.

JPMAM believes that public disclosure of certain ongoing engagement with companies would be prejudicial to that engagement activity and would not be in the best interests of our clients. In these circumstances, we may decide not to disclose that activity until after the event.

The Proxy Committee has agreed to review this approach periodically, in accordance with the Principles. Finally, it should be pointed out that this statement is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Corporate Governance Team.

Our Statement of Compliance with the UK Stewardship Code can be viewed here:

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/frcstewardshipcode.aspx

Or follow the link to the FRC website: www.frc.org.uk/documents

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IV.	SOCIAL AND ENVIRONMENTAL

JPMAM believes that companies should act in a socially responsible manner. They should conduct their business in a way which recognises their responsibilities to employees and other stakeholders in the long-term, as well as broader society and the environment.

We have adopted a positive engagement approach to social, environmental and sustainability issues. Thus, specific assets or types of assets are not excluded from portfolios explicitly on social, environmental or ethical criteria (unless specifically requested by clients, or required by local legislation). Rather, analysts take such issues into account as part of the mainstream analytical and stock selection process.

Although JPMAM’s priority at all times is the best economic interests of its clients, we recognise that, increasingly, non-financial issues such as social and environmental factors have the potential to impact the share price, as well as the reputation of companies. Specialists within the ESG Team are tasked with assessing how companies deal with and report on social and environmental risks and issues specific to their sectors and/or industry. This analysis is then used to identify outliers within our investee companies which require further engagement. Engagement will either take place at scheduled company one-to-one meetings, or at dedicated meetings with non-executive directors, or Corporate Social Responsibility (‘CSR’) specialists (where they exist), or via the company’s broker. Our engagement activity is reported to clients on a quarterly basis.

Where social or environmental issues are the subject of a proxy vote, JPMAM will consider the issue on a case-by-case basis, keeping in mind the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

In formulating our policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a tobacco company or a company in an extractive industry will not be automatically marked down because their sector is perceived as ‘unfriendly’.

We expect major listed companies in particular to have established a CSR Committee or similar body with responsibility for this area. Such a function should have direct access to the board and, ideally, there should be a designated main board director responsible for these issues. We would normally expect companies to publish a separate CSR Report, or to provide a CSR statement within their Annual Report, or on their website.

Controversial Weapons

The only exception to this approach is where investment in a particular sector or activity is prohibited by clients or by local legislation. Investment in landmines, cluster munitions and depleted uranium ammunition (so-called ‘controversial weapons’) is prohibited in certain European jurisdictions and, as a result, these names are excluded from our stock universe for our entire Luxembourg-domiciled SICAV fund range.

J.P. Morgan Asset Management is a signatory to the United Nations Principles of Responsible Investment (‘UNPRI’), which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure. The Principles and how we deal with them are set out below:

1.	Incorporate ESG into investment analysis and decision-making

JPMAM has a dedicated ESG team in London, located in the ‘front office’ in order to better advise analysts and portfolio managers regarding ESG issues. The ESG Team routinely benchmarks

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companies in our investment universe versus our Guidelines in order to identify outliers. This then drives our proxy voting and engagement activity. This engagement is ongoing and does not only occur at the time of an AGM. Fund managers in each region routinely take non-financial issues into account as part of the investment process where they have the potential to impact the valuation. For analyst-driven investment processes in London, our proprietary ESG scores are incorporated into analysts’ ratings and stock rankings.

2.	Be active owners and incorporate ESG into ownership policies and practices

JPMAM votes at nearly 10,000 AGMs in over 70 markets worldwide. Votes are investor-led and made on a case-by-case basis. There are ESG policy documents available for each region, as well as a Global Policy, all of which are updated at least annually. Fund managers in all locations undertake regular contact with senior managers of investee companies to discuss issues and promote the interests of our clients.

3.	Seek appropriate ESG disclosure in investee companies

JPMAM participates in a number of initiatives aimed at improving transparency and disclosure at investee companies, as well as stock exchanges, regulators and other bodies worldwide. As investors, we continually scrutinise companies’ Corporate Governance and Corporate Social Responsibility reports and encourage appropriate levels of disclosure.

4.	Promote the Principles

JPMAM works both independently and with industry bodies such as the NAPF, ABI and IMA to promote the Principles within the industry.

5.	Work together to enhance effectiveness

We also participate in joint investor networks such as ICGN, as well as engagement activity under the auspices of various local trade bodies. Where appropriate, we also work with our competitors in collective engagement exercises with companies.

6.	Report our activities

JPMAM produces detailed quarterly ESG activity reports for all of its clients, and also publishes summary information on its public website.

JPMAM is also a signatory to Carbon Disclosure Project. J.P. Morgan Chase is a signatory to the Equator Principles on managing social and environmental risk in project finance. For further information, see:

www.unpri.org

www.cdproject.net

www.equator-principles.com

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Produced by:

Robert G Hardy

Executive Director

Head of Corporate Governance

+44 20 7742 5736

robert.g.hardy@jpmorgan.com

Version 17.02

Published March 2015

For Investment Professional use only – not for retail use or distribution

This document has been produced for information purposes only and as such the views contained herein are not to be taken as an advice or recommendation to buy or sell any investment or interest thereto. Reliance upon information in this material is at the sole discretion of the reader. Any research in this document has been obtained and may have been acted upon by J.P. Morgan Asset Management for its own purpose. The results of such research are being made available as additional information and do not necessarily reflect the views of J.P.Morgan Asset Management. Any forecasts, figures, opinions, statements of financial market trends or investment techniques and strategies expressed are unless otherwise stated, J.P. Morgan Asset Management’s own at the date of this document. They are considered to be reliable at the time of writing, may not necessarily be all-inclusive and are not guaranteed as to accuracy. They may be subject to change without reference or notification to you. Both past performance and yield may not be a reliable guide to future performance and you should be aware that the value of securities and any income arising from them may fluctuate in accordance with market conditions. There is no guarantee that any forecast made will come to pass.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co and its affiliates worldwide. You should note that if you contact J.P. Morgan Asset Management by telephone those lines may be recorded and monitored for legal, security and training purposes. You should also take note that information and data from communications with you will be collected, stored and processed by J.P. Morgan Asset Management in accordance with the EMEA Privacy Policy which can be accessed through the following website http://www.jpmorgan.com/pages/privacy.

Issued in Continental Europe by JPMorgan Asset Management (Europe) Société à responsabilité limitée, European Bank & Business Centre, 6 route de Trèves, L-2633 Senningerberg, Grand Duchy of Luxembourg, R.C.S. Luxembourg B27900, corporate capital EUR 10.000.000.

Issued in the UK by JPMorgan Asset Management (UK) Limited which is authorised and regulated by the Financial Conduct Authority. Registered in England No. 01161446. Registered address: 25 Bank St, Canary Wharf, London E14 5JP, United Kingdom.

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Corporate Governance Policy & Voting Guidelines

C. Asia ex Japan

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Corporate Governance Policy & Voting Guidelines

I	PRINCIPLES

Corporate governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. JPMAM is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business.

We have set out below the principles which provide the framework for our corporate governance policy and proxy voting activity. Although the guidelines set out in this document apply to accounts managed from the Hong Kong and Singapore offices, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.

Fiduciary Priority. Our clients appoint us to manage their assets in order to maximize the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

Stewardship and Engagement. We believe that regular contact with the companies that we invest in is central to our investment process. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets. We encourage excellence in the management of companies through the considered application of best corporate governance practice.

Proxy Voting. Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognized through the considered use of our clients’ votes.

Sustainability. We believe that non-financial factors such as social, environmental and sustainability issues can have an economic impact on our clients’ investments. We expect the companies in which we invest to behave in a manner consistent with these wider obligations.

Ongoing commitment. We are committed to reviewing our corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.

II	POLICY AND PROCEDURES

1	Proxy Committee

The JPMAM Asia Proxy Committee oversees the proxy voting process in the Asia ex Japan region. It is composed of senior officers from the investment and client services departments and supported by specialists from compliance and risk management. It meets quarterly, or more frequently as circumstances dictate and its minutes are circulated to senior management including the Global Proxy Committee to which it reports.

2	Voting Policy

JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset. It is our policy to vote in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.

Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

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Corporate Governance Policy & Voting Guidelines

At AGMs in Asia ex Japan markets, we will generally follow the recommendations of an independent proxy voting service provider for items that are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients best interests, we will review each AGM notice to check whether there are any non-routine matters such as company reorganisations/ restructurings, takeover/ merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients’ best interests are served. The major routine matters in AGM are as follows:

1. Accept Financial Statement and Statutory Reports

2. Approve Dividend

3. Election and re-election of directors

4. Fix remuneration of directors

5. Appoint auditors and fix remunerations

6. Approve issuance of Equity or Equity-Linked Securities without pre-emptive rights

7. Approve repurchase of shares (up to 20% of issued capital)

8. Authorise reissuance of repurchased shares

Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients’ best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by case basis in conjunction with the portfolio manager in order to determine how our clients’ best interests are served.

To assist us with companies’ proxy voting proposals, we have retained the services of an independent proxy voting provider, who is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing us with a comprehensive analysis of each proxy proposal and providing us with recommendations on how to vote each proxy proposal based on our guidelines.

We have adopted procedures to recall shares on loan if a proposed major corporate event contemplates a shareholder vote to approve or to take other action. However, we may determine: (a) not to recall securities on loan if, in our judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in our judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

Situations can sometimes arise where more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

In the event a JPMAM investment professional makes a recommendation in connection with an override, the investment professional must provide the appropriate Proxy Administrator with reasons supporting his recommendation and a certification that he received no communication in regard to the proxy that would violate either the JPMorgan Chase Safeguard Policy or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’s interests and that of its clients and that he was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

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Conflicts of Interest

In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information amongst the asset management, securities, lending, investment banking and other divisions.

Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, will evaluate the potential conflict and make a recommendation on how to vote the proxy.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

III	VOTING GUIDELINES

Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices. Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board.

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned . Similar consideration would relate to the use of inappropriate accounting methods.

Dividends

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

Auditors

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will vote against the appointment or reappointment of auditors who are not perceived as being independent.

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender. We would oppose non-audit fees consistently exceeding audit fees where no explanation is given to shareholders.

Boards

We believe that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

We are in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.

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Boards with more than 20 directors are considered to be excessively large.

We believe that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions. We believe that as a minimum, all boards should have at least three independent directors, unless the company is of such a size that sustaining such a number would be an excessive burden. We will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

Board Committees

Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

Executive Directors’ Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. We will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees.

Directors’ Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

We will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

Directors over 70

We consider that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer him or herself for re-election each year.

Directors’ Contract

Generally, we believe that directors’ contracts should be of one year’s duration or less.

Non-Executive Directors

As stated earlier in these guidelines, JPMAM believes that a strong independent element to a board is important to the effective running of a company. In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Audit and Remuneration Committees should be composed exclusively of independent directors.

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Director Independence

We consider that a director will generally be deemed to be independent if he or she has no significant financial, family or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

Non-Executive Directors’ Remuneration

Non-executive directors should be paid but should not be awarded options.

Bonuses for Retiring Directors and Internal Statutory Auditors

We will generally vote Against proposals for retirement bonuses which will be paid to retirees including one or more directors or statutory auditors designated by companies as an outsider.

Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorized share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMAM believes that any significant new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

JPMAM will vote in favour of increases in capital which enhance a company’s long-term prospects.

Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

Share Repurchase Programs

Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMAM will vote in favour of such programs where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

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Mergers and Acquisitions

JPMAM always reviews mergers and acquisitions on a case-by-case basis. As a general rule, we will favour mergers and acquisitions where the proposed transaction price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the offer terms.

Voting Rights

JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; and voting rights should accrue in accordance with the shareholder’s equity capital commitment to the company.

Share Options

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and re-issue, re-pricing, of underwater options or the backdating of options.

Long Term Incentive Plans

A long term incentive plan can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

JPMAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Issues

JPMAM does not normally support the use of shareholder funds for political donations.

Poison Pills

Poison pills or shareholder rights plans, are devices designed to defend against a hostile takeover. Typically they give shareholders of a target company or a friendly party the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined triggering event such as a outsider’s acquisition of a certain percentage of stock.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should ultimately be for shareholders, not managers to decide.

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Corporate Governance Policy & Voting Guidelines

JPMAM will generally vote against anti-takeover schemes and support proposals aimed at revoking existing plans. Where such devices exist, they should be fully disclosed to shareholders who should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or bundled resolutions, depending on the context.

JP Morgan Asset Management

Pacific Regional Group – Asia ex Japan

Asia Proxy Committee

March 2015

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Corporate Governance Policy & Voting Guidelines

D. Japan

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Corporate Governance Policy & Voting Guidelines

Basic Policy on Corporate Governance

JPMorgan Asset Management (Japan) Ltd adopted the Japanese version of the Stewardship Code in May 2014; subsequently in August 2014, we disclosed the steps we follow with regard to the 7 principles of the Code. We recognize the importance of corporate governance and we will continue with our efforts to engage with companies as responsible institutional investors.

We also positively evaluate the draft final proposal of the Corporate Governance Code released in March 2015, which we believe will serve to further enhance corporate governance in Japan.

1. Purpose of proxy voting

JPMorgan Asset Management (Japan) Ltd (AMJ) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of AMJ to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security. When exercising our vote, our aim is to evaluate the governance of the company concerned and maximize returns to shareholders over the long term.

2. Proxy voting principles

•	We will vote at all of the meetings called by companies in which we are invested on behalf of our clients who have authorized us to vote.

•	In principle, we will not abstain or withhold our vote. This is to prevent the worst possible outcome, a shareholder meeting failing to meet its quorum and thereby not be effective.

•

It should be noted that AMJ scrutinises every proxy on a case-by-case basis, keeping in mind the best economic interests of our clients. We seek an improvement in the long term earnings or a prevention of deterioration in earnings of the company concerned.

•

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions. If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.

•

Our engagement with a company as a shareholder is not limited to voting at the shareholders’ meeting. In the course of meetings with company management, we encourage the exercise of sound management with due consideration for social, environmental and ethical issues and engagement with shareholders. For example, if an accident / incident or corporate misconduct which could negatively impact the company’s economic value occurs, we will seek the implementation and announcement of improvement plans and timely disclosure to shareholders as deemed appropriate.

This document provides the proxy voting guidelines and policy. It is also meant to encompass activities such as engagement with company management. We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important.

31st  March 2015

JPMorgan Asset Management (Japan) Ltd.

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Corporate Governance Guidelines

Distribution of income/Dividends and share buybacks

As investors, we are seeking sustainable earnings growth over the medium to long term and an expansion in shareholder value of the companies we invest in; thus we believe that concentrating solely on shareholders returns would not be appropriate. During different phases in a company’s development, we understand that the balance between retained earnings, capital expenditure and investment in the business, and returns to shareholders will change.

As a general rule, we will vote against any proposal for the appropriation of profits which involves a pay-out ratio of less than 50% (after taking into account other forms of pay-outs to shareholders such as share repurchase programs), if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings. Also, even in the event that the capital ratio is less than 50%, we will vote against management if the pay-out ratio is deemed to be strikingly low (after taking into account other forms of pay-outs such as share repurchase programs) without a valid reason. We believe that, in general, companies should target a total shareholder return of 30%. The guidelines above relating to a company’s capital ratio have not been applied in the case of financial institutions; the income allocation proposals for financial institutions have been assessed on a case by case basis. We note, however, that the capital ratio in the banking industry has improved in recent years and thus believe conditions look more favorable now for returns to shareholders to be enhanced. Thus we believe that financial institutions should also target a total shareholder return of 30%. In instances where we deem that further retention of earnings is no longer required, we believe a total shareholder return greater than 50% would be appropriate.

If the appropriation of profits is not tabled as an item at the annual general meeting, in principle, we will vote against the re-election of directors, in cases where the above conditions are not met.

In addition, we will oppose the dividend proposal where we believe it will prejudice the solvency or future prospects of the company.

When making our decision, we take into account the history of the company’s return to shareholders, not just the outcome of the most recent financial year.

Where a company seeks to amend its articles of association to allow the distribution of income by way of board resolution, we will generally vote against such a proposal unless the company has stated its intention of moving to quarterly dividend payments.

Boards and Directors

Election of Directors

We will generally support the election of directors. However, if the candidate(s) infringes our guidelines with regard to the independence of directors or the number of directors, we will not support the proposal.

In addition, in the case of the re-election of directors, we will vote against candidates who infringe our guidelines pertaining to the length of tenure, pay-out ratio, poorly performing companies, anti-social activities, cross shareholdings, stock options, anti-hostile takeover measures, mergers and acquisitions, capital raising, borrowing and share repurchase programmes. Also, we will not support the re-election of external board members (external directors and external statutory auditors) whose attendance at board meetings falls below 75%. Where there are no external board members, we will generally oppose the re-election of the representative director(s).

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Corporate Governance Policy & Voting Guidelines

Number of Directors

Boards with more than 15 directors are deemed excessively large, and AMJ will exercise its voting powers in favour of reducing large boards wherever possible. AMJ believes a board with 15 directors or less is appropriate in Japan as well. To ensure a swift management decision-making process, in principle, we will therefore vote against a resolution for the election of directors where the premise is that the board will consist of more than 15 directors.

Director’s Term of Office

Every director should be subject to a re-election process and we believe the term of office should be one year’s duration or less. We well support amendment to the articles reducing the director’s term of office to one year; in principle, we will vote against a proposal where the term exceeds one year.

Length of tenure

We will take the length of tenure into consideration when a director is subject to re-election. In particular, when a director who has served for a long period is offered for re-election, we will take factors such as the company’s performance during that time into consideration.

Separation of Chairman and CEO

AMJ believes it is preferable if the role of Chairman and CEO is separate in Japan as well.

External Directors on the Board of Directors

We encourage the election of multiple external directors on the board of directors. However, we also attach importance to the general composition of the board of directors (eg diversity and suitable balance in the background of the candidates), rather than concentrating purely on the number of external directors.

If there are no external directors on the board of directors or no candidates for external director at the AGM, in principle, we will vote against the election of the representative directors, such as the president of the company. When making our decision on this issue, we will not take the independence of the external director or the candidate for external director into consideration. We encourage the election of multiple external directors on the board of directors.

Independence of external directors

Even if the candidate for external director meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; we will judge such a candidate to be subject to a conflict of interest and oppose their election as an external director.

•	Was or is employed at an affiliate company

•	Was or is employed at a large shareholder or major business partner

•

Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

•	An external director whose tenure exceeds 10 years.

Any other candidate who also appears subject to a conflict of interest will be opposed. These criteria apply equally to directors at boards with committees, boards with statutory auditors and boards with supervisory committees.

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Corporate Governance Policy & Voting Guidelines

We will generally support a proposal to change the structure of the board from a statutory auditor type to one with a board with committees. We support measures to delegate key oversight functions such as Remuneration, Nomination and Audit to independent committees. We will also generally support a change to a board with supervisory committee, provided the company provides a clear and rational explanation behind such a move.

Dismissal of Directors

In principle, we will vote against measures to make the dismissal of directors more difficult.

Election of Statutory Auditors

We will generally support the election of statutory auditors. In the case of the re-election of statutory auditors, we will vote against candidates who infringe our guidelines pertaining to anti-social activities.

Independence of external statutory auditors

Even if the candidate for external statutory auditor meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; we will judge such a candidate to be subject to a conflict of interest and oppose their election as an external statutory auditor.

•	Was or is employed at an affiliate company

•	Was or is employed at a large shareholder or major business partner

•

Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

•	An external statutory auditor whose tenure exceeds 10 years.

Any other candidate who also appears subject to a conflict of interest will be opposed.

These criteria apply equally to candidates for alternate external statutory auditors.

Director’s Remuneration

The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s remuneration and bonus payments.

We support the disclosure of the structure of director’s remuneration and the linkage of director’s remuneration to the company’s performance.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against an increase in directors’ pay or the payment of bonuses.

Retirement bonus

The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s retirement bonus payments.

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AMJ will vote against

•	Golden parachutes

•	Retirement bonus payments to external directors and external statutory auditors.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against the payment of retirement bonuses to directors.

Stock Options

Long-term incentive arrangements, such as share option schemes and L-TIPs, should be dependent upon challenging performance criteria and there should be no award for below median performance. The terms should be clearly explained and fully disclosed to shareholders and participants. We will vote against the proposal if the terms are unclear. Deep discount stock option plans will only be supported if exercise is prohibited in the first three years following the award. We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options. Transaction bonuses, or other retrospective ex-gratia payments, should not be made. In general, we will not support a proposal where the dilution from existing schemes and the new program requiring AGM approval exceeds 10%. AMJ believes that external directors and external statutory auditors, as well as third parties such as clients should not be participants in incentive schemes.

If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the stock option program, we may oppose the re-election of directors.

Appointment of external audit firms

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will oppose an appointment where we believe a conflict of interest may exist.

Exemption from liability

Apart from those instances where local rules allow, in general, we will vote against a limitation in the legal liability of directors and statutory auditors.

We believe agreements should not be concluded with external audit firms exempting them from liability and we will oppose proposals to amend articles of association to permit the introduction of such agreements.

Poorly performing companies

During our scrutiny of management proposals at AGMs, we will be cognisant of the recent trend in a company’s earnings. For example, where a company has seen a recurring decline in earnings, recorded a large loss, or continuously reported a noticeably low level of return (such as a company with a permanently low ROE), we may determine the poor performance of the company needs to be reflected in our voting activity. (We do not have a ROE target as such, but look at the level and trend in ROE when evaluating companies). In such instances, AMJ will vote against the re-election of a director where shareholder value has been negatively impacted by the poor performance attributable to mistakes made during the director’s term.

Anti-social activities

This is an item included within a Japanese context. There is no strict definition of anti-social activity, but in this context refers to companies, for example, subject to official sanctions from their regulatory bodies or have

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violated the law during the fiscal year in question. In addition, companies which have caused severe social problems or through their actions negatively impacted earnings and caused a severe loss to shareholder value will be considered. Emphasis is placed on the possibility or otherwise of the impairment of shareholder value through these activities.

AMJ expects companies which have been involved in anti-social activities to disclose such activities to shareholders, together with the countermeasures and the remedial measures adopted. If the parties directly involved in the anti-social activity remain on the board of directors, in general, we will vote against the election of those directors and/or statutory auditors concerned. However, where there are no other appropriate proposals, we may vote against the directors’ remuneration, the payment of bonuses or retirement bonuses to directors, or the award of stock options.

Cross-shareholdings

This is an item included within a Japanese context. Where company hold shares or have cross-shareholdings, AMJ believes companies should provide a comprehensive explanation of its mid to long term strategy, including its finance strategy with due concern for capital costs, to shareholders. We expect the board to review the economic rationale and future prospects of its cross-shareholdings with a due regard for associated risks and returns, and articulate the purpose and reason underlying its shareholdings. We will consider voting against the re-election of directors where we believe the holdings of equities is inordinately high in comparison to its shareholders’ equity and the company has not sought to reduce its holdings.

Adoption of anti-hostile takeover measures

AMJ considers such measures on a case-by-case basis. In principle we will oppose such measures, unless it is clear such measures are necessary and effective and will serve to enhance shareholder value. AMJ will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. AMJ will vote against increases in capital where the increase in authorised capital would dilute shareholder value in the long-term. Also, if management adopts other measures which fulfill the function of an anti-hostile takeover measure without seeking shareholder approval, methods of expressing a vote against management will be determined as deemed appropriate.

In a Japanese context, the following are among the steps we believe that can be viewed as “poison pill” equivalents: 1) MPO financings; 2) increases in authorized share capital without adequate explanation; 3) large scale dilution to parties other than shareholders; 4) issuance of “golden shares”; 5) deliberate changes as to the timing of re-election of directors; 6) lengthy extensions to the directors’ term. From the viewpoint of the safeguarding of shareholder rights, we will oppose the re-election of directors, for example, in this context.

Issue of classified stock

We will oppose the issue of classified stock without a rational explanation regarding the purpose of such a means of fund-raising.

Increase in the authorized share capital

AMJ will vote against the increase in the authorized share capital when we believe this will be detrimental to shareholder value.

Capital Increase

Capital increases will be judged on a case-by-case basis depending on its purpose. AMJ will vote against capital increases if the purpose is to defend against a takeover.

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Corporate Governance Policy & Voting Guidelines

When new shares are issued, in principle, we believe existing shareholders should be given precedence. Even if this is not the case, we will look at each instance with due care.

If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding a capital increase during the fiscal year in question, we will oppose the election of directors.

Borrowing of Funds

AMJ will vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the borrowing of funds, we will oppose the re-election of directors.

Share Repurchase Programs

AMJ will vote in favour of share repurchase programs if it leads to an increase in the value of the company’s shares. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the share repurchase program, we will oppose the re-election of directors.

Mergers/Acquisitions

Mergers and acquisitions must only be consummated at a price representing fair value. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the merger/acquisition, we will oppose the re-election of directors.

Social and Environmental Issues

Companies have a social responsibility towards its employees, other stakeholders, the society at large with due regard for the environment. We do believe, however, that where sustainability issues are the subject of a proxy vote, a distinction needs to be made between shareholder proposals which are being used by activist groups to target companies as a means of promoting single-issue agendas which can impair shareholder value and limit the power of management, and those which are constructive with the aim of improving the society and the environment in a meaningful manner. AMJ will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

AMJ does not exclude specific assets or types of assets on purely social, environmental or ethical criteria (unless specifically requested by clients). We do, however, engage with company management on sustainability issues as part of the analytical process.

Conflicts of Interest

In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, without undue influence from business relations with investee companies and to avoid conflicts of interest, AMJ refers to the view of third party governance specialists to form an objective and rational judgment.

There is a possibility that conflicts of interest may arise with other group companies within the JPMorgan Chase (the ultimate parent company of JPMAM) group as such companies may be providing funds or acting as the underwriter for investee companies. In order to maintain the integrity and independence of AMJ’s proxy-voting

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Corporate Governance Policy & Voting Guidelines

decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information between its securities, lending, investment banking and other divisions to investment professionals in the Asset Management division.

Nonetheless, where a potential material conflict of interest has been identified, AMJ, within the scope permitted by regulations and with clients, will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote.

Shareholder proposals

We will apply the same standards for all proposals with the aim of improving shareholder value. Therefore, whether the proposal has been made by management or by a shareholder will not influence our decision making.

59

Massachusetts Financial Services Company

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2017

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

For directors who are not a CEO of a public company, MFS will vote against a nominee who serves on more than five (5) public company boards in total. MFS may consider exceptions to this policy if (i) the director is either retired or listed as “professional director” in the proxy statement; (ii) the company has disclosed the director’s plans to step down from the number of public company boards exceeding five (5) within a reasonable time; or (iii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex.

For directors who are also a CEO of a public company, MFS will vote against a nominee who serves on more than three (3) public-company boards in total. However, we will support his or her re-election to the board of the company for which he or she serves as CEO).

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues—Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e.; a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g.; single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing

“poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company’s strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g.; a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s). Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

[1]	For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.‘s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of Proxy Administrators and/or other 3rd party vendors to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. For votes that require a case-by-case analysis per the MFS Proxy Policies (e.g. proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals), a representative of MFS Proxy Voting Committee will consult with or seek recommendations from MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately determine the manner in which such proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies

[2]	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues, please visit www.mfs.com and refer to our most recent Annual Global Proxy Voting and Engagement Report for contact information.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

Schroder Investment Management North America Inc.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth Schroder Investment Management North America Inc.’s (“SIMNA’s”) policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940. Specifically, Rule 206(4)-6 requires that SIMNA:

•	Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

•	Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how SIMNA voted proxies.

Rule 30b1-4 requires that the U.S. Mutual Funds for which SIMNA serves as an investment adviser (the “Funds”):

•	Disclose their proxy voting policies and procedures in their registration statements; and

•	Annually, file with the SEC and make available to shareholders their actual proxy voting.

(a) Proxy Voting General Principles

SIMNA will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by SIMNA (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner that is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

Corporate Governance Committee

The Corporate Governance Committee for the Schroders Group consists of investment professionals and other officers and coordinates with SIMNA to ensure compliance with this proxy voting policy. The Committee meets on a periodic basis to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

The Schroders’ Group Corporate Governance Team (the “Team”) provides an initial evaluation of the proxy request, seeks advice where necessary, especially from the U.S. small cap and mid cap product heads, and consults with portfolio managers who have invested in the company should a controversial issue arise.

When coordinating proxy-voting decisions, the Team generally adheres to the Group Environmental, Social & Governance Policy (the “Policy”), as revised from time to time. The Policy, which has been approved by the Corporate Governance Committee, sets forth Schroder Group positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Corporate Governance Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

The Team uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services. ISS’s primary function is to apprise the Team of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although SIMNA may consider ISS’s and others’ recommendations on proxy issues, SIMNA bears ultimate responsibility for proxy voting decisions.

SIMNA may also consider the recommendations and research of other providers, including the National Association of Pension Funds’ Voting Issues Service.

Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of SIMNA’s clients and the interests of SIMNA and/or its employees. SIMNA has adopted this policy and procedures to ensure that decisions to vote the proxies are based on the clients’ best interests.

For example, conflicts of interest may arise when:

•	Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with SIMNA;

•	A proponent of a proxy proposal has a client relationship with SIMNA;

•	A proponent of a proxy proposal has a business relationship with SIMNA;

•	SIMNA has business relationships with participants in proxy contests, corporate directors or director candidates;

SIMNA is responsible for identifying proxy voting proposals that may present a material conflict of interest. If SIMNA receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is “material” to any specific proposal included within the proxy. SIMNA (or the Team on behalf of SIMNA) will determine whether a proposal is material as follows:

•

Routine Proxy Proposals: Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest unless SIMNA has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

•

Non-Routine Proxy Proposals: Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless SIMNA determines that neither SIMNA nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If SIMNA determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, SIMNA will address matters involving such conflicts of interest as follows:

A. If a proposal is addressed by the Policy, SIMNA will vote in accordance with such Policy;

B. If SIMNA believes it is in the best interests of clients to depart from the Policy, SIMNA will be subject to the requirements of C or D below, as applicable;

C. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, SIMNA may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against SIMNA’s own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

D. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and SIMNA believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then SIMNA must take one of the following actions in voting such proxy: (a) vote in accordance with ISS’ recommendation; (b) in exceptional cases, inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by SIMNA; or (c) obtain approval of the decision from the Chief Compliance Officer and the Chief Investment Officer (the

rationale of such vote will be memorialized in writing). Where the director of a company is also a director of Schroders plc, SIMNA will vote in accordance with ISS’ recommendation.

Record of Proxy Voting

SIMNA will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

SIMNA will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by SIMNA, the Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the Chief Investment Officer.

SIMNA will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written) from any client for proxy voting information.

Such records will be maintained for at least six years and may be retained electronically.

Additional Reports and Disclosures for the Funds

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information. In addition to the records required to be maintained by SIMNA, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule 30b1-4:

For each matter on which a fund is entitled to vote:

•	Name of the issuer of the security;

•	Exchange ticker symbol;

•	CUSIP number, if available;

•	Shareholder meeting date;

•	Brief summary of the matter voted upon;

•	Source of the proposal, i.e., issuer or shareholder;

•	Whether the fund voted on the matter;

•	How the fund voted; and

•	Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds’ actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

September 2014

Schroders
Environmental, Social & Governance Policy

Schroders

Issued in December 2014 by Schroder Investment Management Limited.
31 Gresham Street, London EC2V 7QA. Registered No. 4191730 England.
Authorised and regulated by the Financial Conduct Authority.

Schroders

This document is intended to be for information purposes only and it is not intended as promotional material in any respect.

Schroders’ ESG Philosophy

Schroders is an investment manager managing investments for clients in a variety of asset classes and for a variety of objectives but all with a common theme of producing returns for clients. This document illustrates how Schroders exercises the rights and responsibilities attaching to equity securities in which the funds of clients are invested. This paper may be part of a wider policy accommodating additional statements, where necessary, for regulatory purposes or for the benefit of clients in different locations.

Schroders believes that well managed companies will deliver sustainable competitive advantage and long term shareholder value, and therefore an analysis and consideration of a company’s financial performance, the quality of its management structures, the suitability of internal controls and the ability of the board to manage operational performance, environmental and social risks and opportunities will affect our stock valuation and selection strategies. It is in the interests of our clients that we will expect boards and executives to consider and review the strategy, operating performance, quality of leadership and the internal controls of the companies they direct, in order to produce the returns required by our clients.

On behalf of our clients Schroders has share ownership rights and exercising these rights, through company engagement and proxy voting, is an integral part of our role in managing, protecting and enhancing the value of our clients’ investments. In exercising these responsibilities we combine the perspectives of our portfolio managers and company, environmental, social and governance (ESG) analysts to form a rounded view of each company and the issues it faces. It follows that we will concentrate on each company’s ability to create sustainable value and may question or challenge companies about ESG issues that we perceive may affect their future value.

December 2014

Our ESG Process

Investment	Schroders overriding objective for integrating an ESG approach into the equity investment process is to, wherever possible, enhance returns and protect value for our clients. The sale of shares of a successful company by Schroders is not necessarily a reflection of our view of the quality of the management of a company but may be because of our belief that other companies will offer greater share price growth relative to their current valuation. The purchase and sale of shares will also be affected by the flow of funds under our control and asset allocation decisions.

Stewardship	Share interests carry ownership rights and exercising those rights is an integral part of our investment process. The overriding principles are that our objectives for the exercise of shareholder rights and responsibilities are to enhance returns for clients and to work in the best interests of our clients.

We believe this is best achieved by considering and seeking to enhance the long term value of equity holdings. In determining long term value, we must consider the risk attached to investments compared with an opportunity to sell a holding, particularly in the event of a takeover.

Companies should act in the best interests of their owners, the shareholders. Companies must have due regard for other stakeholders – no company can function, for example, without a good workforce, without providing quality services or goods to customers, without treating suppliers with respect and without maintaining credibility with lenders. However, it is the interests of the owners of the business which should be paramount.

We accept that no one model of ESG can apply to all companies and we will consider the circumstances of each company. It is in the best interests of clients for us to be pragmatic in the way we exercise ownership rights.

Analysis	Schroders believes that an analysis and evaluation of ESG issues and their impact on investments is a fundamental part of the stock valuation and selection process. Typically ESG analysis will source information from a mosaic of sources, including (but not limited to) the company itself, specialist research providers, brokers and academics. We will utilise internationally recognised benchmarks, codes and standards[1] as guidelines for corporate best practice within our ESG company analysis, but we are pragmatic in our recognition that no “one” model of ESG management can apply to a company, and that each company has to be considered in respect of the industry and markets in which it operates. Typically good corporate ESG practice should ensure that:

–	there is an empowered and effective board

[1]	These include, but are not limited to, the Institutional Shareholders Committee, the Global Reporting Initiative, the Association of British Insurers, the United Nations Global Compact and the UK Stewardship Code.

–	there are appropriate checks and balances in company management systems

–	there are effective systems for internal control and risk management covering ESG and other significant issues

–	there is suitable transparency and accountability

–	management remuneration is aligned with long term shareholder value

Integration	Wherever relevant the analysis of a company’s ESG performance is part of our investment process. Such analysis enhances our understanding of a company and its ability to deliver sustainable long term shareholder value. We accept that it is not always possible to apportion investment value to ESG issues but that ESG performance can provide a proxy for the quality of management and as such can be integrated into stock valuation. On occasion some ESG issues may have direct financial relevance (e.g. carbon emissions, water scarcity) and in these instances we will endeavour to integrate these considerations into our valuation process. We recognise that there is no set way for integrating ESG into the investment process, and as such different teams have developed varying approaches, and that these approaches may evolve over time.

Engagement	Engagement with companies is part of our fundamental approach to the investment process as an active investor[2]. It has the advantage of enhancing communication and understanding between companies and investors. When engaging with companies our purpose is to either seek additional understanding or, where necessary, to seek change that will protect and enhance the value of investments for which we are responsible. We concentrate on each company’s ability to create sustainable value and will question or challenge companies about issues, including those relating to ESG, that we perceive might affect the future value of those companies.

Voting: Coverage	We recognise our responsibility to make considered use of voting rights. We therefore evaluate voting issues on our investments and, where we have the authority to do so, vote on them in line with our fiduciary responsibilities in what we deem to be the interests of our clients. We normally hope to support company management, however, we will withhold support or oppose management if we believe that it is in the best interests of our clients to do so.

When voting, where there is insufficient information with which to make a voting decision or where market practices make it onerous or expensive to vote compared with the benefits of doing so (for example, share blocking3), we will not generally vote.

[2]	The extent to which we engage for particular funds as part of stock selection will vary; for quant funds, for example, meeting company managements will play no part in the selection process.
[3]	Share blocking is a practice whereby restrictions are placed on the trading of shares which are to be voted

Voting: Operational	In order to act in the best interests of clients and in order to maintain the necessary flexibility to meet client needs, local offices of Schroders may determine a voting policy regarding the securities for which they are responsible, subject to agreement with clients as appropriate, and/or addressing local market issues.

All voting is overseen by investment professionals and is undertaken to enhance returns for clients.

We use a third party service to process all proxy voting instructions electronically. For certain investments (particularly those determined by quantitative processes) where holdings will generally be a small proportion of a company’s voting share capital, we will use a third party to determine and implement a vote on the grounds that the voting service will be more familiar with governance of those companies and the voting policy is not inconsistent with our own. At companies where we have a material holding, we will continue to vote according to our own policy.

Voting: Conflicts of Interest	Occasions may arise where a conflict or perceived conflict of interest exists, for example where the director of a company is also a director of Schroders plc. In such situations, we will follow the voting recommendations of a third party (which will be the supplier of our proxy voting processing and research service).

If a recommendation from the third party is unavailable, or If Schroders believes it should override the recommendations of the third party and vote in a way that may also benefit, or be perceived to benefit, its own interest, then Schroders will obtain the approval of the decision from the Schroders’ Head of Equities with the rationale of such vote being recorded in writing.

Screening	In addition to our ESG approach Schroders also provides a screening service for clients, as and when required. These may be for a themed fund or for a segregated mandate to reflect a client’s values within their investment approach.

Client Choice	ESG should be part of the investment management process in order to ensure that the governance policy is operated to enhance the value of funds under management. Accordingly, we believe it is appropriate for clients to give voting discretion to Schroders. However, clients may elect to retain all or some discretion in relation to voting, engagement and/or corporate governance issues. In these cases, we suggest such clients use an external voting service to vote their interests.

Disclosure	We produce quarterly and annual reports on our ESG activities, as well as hosting a Responsible Investment page on our internet site. We believe that our policy and processes comply with, and support the implementation of, the Principles for Responsible Investment and the UK Stewardship Code.

Reports on our use of voting rights and engagement with companies are available to clients.

Stock Lending	Lenders of stock do not generally have voting rights on lent stock. There may be occasions, however, where it is necessary to recall stock in order to vote it. We believe it would be appropriate to recall lent stock when a) the benefits for clients of voting outweigh the benefits of stock lending; b) the subject of the vote is material to the value of the company; and c) there is a realistic chance that voting the shares under our control would affect the outcome of the vote.

Voting Policy: Our Core Principles

The following pages set out the issues we consider when determining how to vote. All are subject to the overriding principles that we will vote and act to enhance returns for clients and act in the best interests of clients. We will vote against any proposal or action by a company which would materially reduce shareholder rights or damage shareholder interests.

Strategy, Performance, Transparency and Integrity	Strategic Focus

Companies must produce adequate returns for shareholders.

If a company is not making or will not make returns above the cost of capital, it should improve performance or consider returning underperforming capital to shareholders in a tax-efficient manner.

Shareholders’ Interests

We will oppose any proposal or action which materially reduce or damage shareholders’ rights.

Major corporate changes or transactions that materially dilute the equity or erode the economic interests or ownership rights of existing shareholders should not be made without the approval of shareholders.

With the exception of those that could reasonably be deemed insignificant, any transactions with related parties should not be made without prior independent shareholder approval.

Shareholders should be given sufficient information about any voting proposal to allow them to make an informed judgement when exercising their voting rights.

Companies should provide secure methods of ownership of shares. Further, there should be no unreasonable restrictions on the transfer of shares.

Reporting to Shareholders

The annual report and accounts of companies should be properly prepared, in accordance with relevant accounting standards.

Companies must communicate clearly with shareholders. This obligation extends to producing quality accounts and communicating timely and relevant information. Transparency, prudence and integrity in the accounts of companies are factors which are highly valued by investors.

Auditors

Audits provide a valuable protection to shareholders and should ensure the integrity of accounts.

In order to provide objectivity and a robust assessment of the accounts, the auditors should be independent. Where independence is compromised or perceived as being compromised due to a conflict of interest, a firm’s suitability as auditor will be called into question. Independence may be compromised, for example, where the level of non-audit work is excessive or inappropriate or where the auditors or relevant individuals have a connection with the company.

Internal Controls

The level of risk a company faces and the way a company manages those risks can have a significant effect on a company’s value and may determine whether the company can survive. We understand and recognise that risks must be taken. However, risks must be recognised and managed. Linked to this, internal controls should be in place to ensure a company’s managers and board are aware of the state of the business.

Boards and Management	Status and Role

The boards (the term ‘boards’ as used in this document includes the governing bodies of corporations, however described (for example, ‘supervisory boards’)) of the companies in which our clients’ monies are invested should consider and review, amongst other things, the strategic direction, the quality of leadership and management, the internal controls and the operating performance of those companies.

Board members must be competent and have relevant expertise.

The board of directors, or supervisory board, (as an entity and each of its members as individuals) should be accountable to shareholders.

The discharge or indemnification of a board or management will not normally be supported where we are aware of outstanding issues or have concerns regarding that board or company.

Every member of the board should stand for re-election by shareholders no less than every three years.

Companies should disclose sufficient biographical information about directors to enable investors to make a reasonable assessment of the value they add to the company.

Board Structure

Boards should consider the diversity and balance of the board:

–	The board should recognise the benefits of diversity

–	The board should be balanced, such that no group dominates the board or supervisory body.

–	There should be a material number of genuinely independent non- executives on the board or supervisory body.

Independent non-executives can give shareholders a degree of protection and assurance by ensuring that no individual or non-independent grouping has unfettered powers or dominant authority. However, the issue of independence is not, of itself, a measure of an individual’s value or ability to contribute as a board member.

Performance and Succession Planning

It is emphasised that the success of a company will be determined by the quality and success of its people. Appointing the right people to lead a company is an essential part of this process. The process for selecting and retaining board members should therefore be robust and rigorous and ensure that the make up of the board remains appropriate and dynamic, with a particular emphasis on individuals with business success.

It is important that companies which fail to achieve a satisfactory level of performance should review board membership and the role of senior executives.

Boards should therefore regularly undertake a review of their performance. A review of performance must not be an academic exercise. Any review should seek to consider the performance of individuals and the board as a whole.

Any issues identified should be resolved through, if necessary, operational changes or changes of personnel.

It is an inevitable part of any organisation that there will be changes of staff – people might not have, or no longer have, the right skills, abilities or attitude to properly and successfully fulfil or continue in their role. This applies at all levels in an organisation. Thus, it is a natural and healthy process to have staff turnover, including at senior executive and board level.

We will oppose directors and may seek their replacement where the leadership of an organisation is not sufficiently objective or robust in reviewing performance.

Committees

Boards should appoint an audit committee and a remuneration committee, each consisting of independent non-executive board members.

Capital	Efficient Use of Capital

Companies should earn a return on capital that exceeds the company’s weighted average cost of capital.

Companies should have efficient balance sheets that minimise the cost of capital, with an appropriate level of gearing which recognises the significant risks attaching to debt.

Where companies cannot or will not use capital efficiently, they should consider returning the capital to shareholders: the capital may then be allocated to investments earning an appropriate return.

Capital should not be used for value-destroying acquisitions.

Share Buybacks

Buybacks are a valid means of creating value for investors at appropriate prices and when the objective is in the best interests of shareholders.

Issuing Shares

Companies should not propose general authorities to allow unlimited or substantial capital authorisations or blank cheque preferred stock.

The creation of different classes of equity share capital must be fully justified.

Pre-emption Rights

Pre-emption rights are a key investor protection measure. We recognise that in some instances it is appropriate for companies to have a certain amount of flexibility to issue shares for cash without offering them first to shareholders on a pre-emptive basis.

Accordingly, authorities to issue shares non-pre-emptively should not exceed recognised market guidelines or practice or, in the absence of guidelines or a recognised practice, an overall limit of 10%.

We will consider powers to issue shares on a non-pre-emptive basis in excess of these limits, where a company can provide a reasoned case that the issue of shares on a non-pre-emptive basis (whether directly or, for example, through the issue of convertible bonds or warrants or for vendor placings) would be in the best interests of existing shareholders.

Share Voting Rights

Companies should provide strong arguments to justify the introduction or maintenance of equity shares with special voting rights, golden shares or other split capital structures.

Executive Remuneration	High calibre individuals are a vital component of success for any organisation. Remuneration policies should allow the recruitment and retention of these individuals and provide appropriate incentive arrangements which reward returns for shareholders.

In considering the pay arrangements of senior executives at companies, we are concerned with the structure of total compensation and to ensure that potential rewards are aligned with shareholder interests.

We recognise the value of high-calibre executives and note that in order to hire the best individuals, it is necessary for companies to pay at levels which allow them to compete in the market to recruit successful executives. However, the existence of this effect does not justify unwarranted transfers of value to executives. It follows that where individuals have failed, their continuation in the role should be reviewed and, if necessary, they should be removed.

In formulating proposals remuneration committees and boards should, in particular:

–	avoid creating arrangements or policies that could result in excessive dilution of shareholders’ interests or create excessive or unwarranted costs. It is expected that average dilution through the commitment to issue shares to directors, executives and employees would not exceed 1% per year;

–	link significant elements of total remuneration to genuine performance and in particular focused on the achievement of above average performance;

–	encourage significant share ownership amongst the executive team and look to widen share ownership throughout the organisation

–	avoid arrangements that would encourage the destruction of shareholder value;

–	achieve an appropriate balance between long- and short-term elements of pay, with an emphasis on reward for sustainable longer-term performance;

–	avoid service contracts and provisions providing compensatory arrangements in excess of one year, except following appointment where for a limited time a longer period may be acceptable;

–	appoint remuneration committees consisting of independent non-executive directors. These committees should be responsible for determining and recommending to the board the pay policies in respect of executive directors and senior managers;

–	not reprice, adjust, or otherwise amend stock options and awards;

–	use financial and ESG metrics for measuring executive performance which focus on outcomes rather than inputs to potential corporate performance;

–	avoid complex scorecards of numerous performance measures, thereby diluting a focus on long term success for the company and shareholders;

–	focus long-term incentive arrangements for board members primarily on total corporate performance and only secondarily on areas of individual responsibility. Special incentive arrangements concerning specific ventures or projects may distort alignment with total corporate performance and shareholder returns.

Other Issues	Takeover Bids

Takeovers are an important part of an efficient market. However, takeovers do not always create value for shareholders. Accordingly, each case will be judged on its merits. Factors considered will include the quality of a company’s management, the long-term prospects for the company’s share price and investors and, ultimately, whether the price offered should be accepted in the best interests of our clients.

Poison Pills and Takeover Defences

Poison pill arrangements, takeover defences or other equivalent arrangements have as their purpose the benefit of management rather than the owners of the company and are frequently contrary to shareholder interests. Such arrangements should not be introduced and existing arrangements that have been put in place should be removed.

Company Constitutions

The documents defining the constitution of a company are key documents providing protection to the interests of shareowners. Any changes to these documents should be clearly justified.

APPENDIX C

Portfolio Managers

The Adviser and Subadvisers have provided the Trusts with the following information regarding each Portfolio’s portfolio managers identified in the Trusts’ Prospectuses. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2016 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account, if any. Below each table, the Adviser and/or Subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager’s management of a Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The Adviser and Subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers’ compensation as of December 31, 2016.

Other than as set forth below, as of December 31, 2016, no portfolio manager identified in the Trusts’ Prospectuses beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

AB Global Dynamic Allocation Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Daniel Loewy	Registered Investment Companies	50	$10,463,000,000	0	N/A
	Other Pooled Investment Vehicles	209	$21,434,000,000	0	N/A
	Other Accounts	53	$25,218,000,000	0	N/A

Brian Brugman, Ph.D.	Registered Investment Companies	37	$999,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	33	$7,882,000,000	0	N/A

Vadim Zlotnikov	Registered Investment Companies	84	$11,678,000,000	0	N/A
	Other Pooled Investment Vehicles	209	$21,644,000,000	0	N/A
	Other Accounts	115	$35,364,000,000	0	N/A

Material Conflicts of Interest

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

Portfolio Manager Compensation

The Manager’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: The Manager’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, the Manager considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of the Manager. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. The Manager also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Manager’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under the Manager’s Partners Compensation Plan (“deferred awards”): The Manager’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards vest over a four-year period and are generally forfeited if the employee resigns or the Manager terminates his/her employment. Beginning in 2009, all deferred awards are in the form of the Manager’s publicly traded equity securities.

(iv) Contributions under the Manager’s Profit Sharing/401(k) Plan: The contributions are based on the Manager’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Manager.

(v) Compensation under the Manager’s Special Option Program: Under this Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Manager’s publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Manager.

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Michael Stamos, Ph.D, CFA	Registered Investment Companies	5	$5,785,000,000	0	N/A
	Other Pooled Investment Vehicles	9	$478,000,000	0	N/A
	Other Accounts	4	$1,104,000,000	0	N/A

Giorgio Carlino	Registered Investment Companies	5	$5,785,000,000	0	N/A
	Other Pooled Investment Vehicles	9	$478,000,000	0	N/A
	Other Accounts	4	$1,104,000,000	0	N/A

Herold Rohweder, Ph.D	Registered Investment Companies	1	$5,076,000,000	0	N/A
	Other Pooled Investment Vehicles	9	$478,000,000	0	N/A
	Other Accounts	4	$1,104,000,000	0	N/A

Material Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI U.S. believes are faced by investment professionals at most major financial firms.

AllianzGI U.S. has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher -fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI U.S. considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AllianzGI U.S.’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI U.S. considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI U.S. attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one AllianzGI U.S. account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI U.S. may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI U.S. has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI U.S. maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AllianzGI U.S. with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI U.S. has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI U.S.’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI U.S.’s Code of Business Conduct and Code of Ethics (the “Code”), which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI U.S. will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

Compensation

Our compensation system is designed to support our corporate values and culture. While we acknowledge the importance of financial incentives and seek to pay top quartile compensation for top quartile performance, we also believe that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.

The primary components of compensation are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (LTIP); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (DIF). Currently, the marginal rate of deferral of the variable compensation can reach 42% for those in the highest variable compensation bracket. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.

Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in our company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

The LTIP element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating result of Allianz Global Investors over the three year period of the award.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables these members of staff to invest in a range of Allianz Global Investors funds (investment professionals are encouraged to invest into their own funds or funds where they may be influential from a research or product group relationship perspective). Again, the value of the DIF awards is determined by the growth of the fund(s) value over the three year period covering each award.

Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

There are a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams, as well as commission payments for a limited number of members of staff in distribution. These payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation element.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

American Allocation Portfolios, Index Portfolios, Trust I Allocation Portfolio, Brighthouse Balanced Plus Portfolio (Base Portion), Trust II Allocation Portfolios and MetLife Multi-Index Targeted Risk Portfolio (Base Portion and Overlay Portion)

Other Accounts Managed — American Allocation Portfolios, Trust I Allocation Portfolio, Brighthouse Balanced Plus Portfolio (Base Portion), Trust II Allocation Portfolios and MetLife Multi-Index Targeted Risk Portfolio (Base Portion) (collectively, the “Brighthouse Portfolios”)

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Kristi Slavin, Brighthouse Portfolios	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Victor Soto, Brighthouse Portfolios	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Jesper Rindboel, Brighthouse Portfolios	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Other Accounts Managed — MetLife Multi-Index Targeted Risk Portfolio (Overlay Portion)

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Chris Johnson	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Other Accounts Managed — Index Portfolios

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Stacey Lituchy, MetLife Aggregate Bond Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MetLife MSCI EAFE® Index Portfolio, MetLife Russell 2000® Index Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	24	$13,890,000,000	0	N/A
	Other Accounts	2	$601,000,000	0	N/A

Norman Hu, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MetLife MSCI EAFE® Index Portfolio, MetLife Russell 2000® Index Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	12	$5,017,000,000	0	N/A
	Other Accounts	1	$220,000,000	0	N/A

Mirsad Usejnoski, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MetLife MSCI EAFE Index Portfolio, MetLife Russell® 2000® Index Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	12	$5,017,000,000	0	N/A
	Other Accounts	1	$220,000,000	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Jason Chapin, MetLife Aggregate Bond Index Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	12	$8,873,000,000	0	N/A
	Other Accounts	1	$381,000,000	0	N/A

Brian Leonard, MetLife Aggregate Bond Index Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	12	$8,873,000,000	0	N/A
	Other Accounts	1	$381,000,000	0	N/A

Material Conflicts of Interest — American Allocation Portfolios, Index Portfolios, Trust I Allocation Portfolio, Brighthouse Balanced Plus Portfolio (Base Portion), Trust II Allocation Portfolios and MetLife Multi-Index Targeted Risk Portfolio (Base Portion and Overlay Portion)

Conflicts of interest may arise in connection with the portfolio managers’ management of the Portfolios and the other registered investment companies included in the table above. For example, if a portfolio manager’s compensation or BIA’s profitability is more dependent on certain accounts, the portfolio manager or BIA may have an incentive to spend more time and devote more of its resources to managing those more profitable accounts. Conflicts of interest may also arise between the investment strategies of the Portfolios and the other registered investment companies, including regarding the allocation of limited investment opportunities between the Portfolios, certain conflicts of interest may be mitigated by that Portfolio’s strategy to allocate its assets equally among its three Underlying Portfolios.

With respect to the management of Index Portfolios, MetLife Multi-Index Targeted Risk Portfolio (Base and Overlay Portions), conflicts of interest may arise in connection with the portfolio manager’s management of the Overlay Portion of the Portfolio and the other pooled investment vehicles included in the table above. For example, if a portfolio manager’s compensation or MLIA’s profitability is more dependent on certain accounts, the portfolio manager and MLIA may have an incentive to spend more time and devote more of its resources to managing those more profitable accounts. Conflicts of interest may also arise from the allocation of investment opportunities between the Portfolio and the pooled investment vehicles, including regarding the allocation of limited investment opportunities. In the case of the Index Portfolios, certain conflicts of interest may be mitigated by those Portfolios’ strategies to replicate the performance of an index.

Compensation — American Allocation Portfolios, Index Portfolios, Trust I Allocation Portfolio, Brighthouse Balanced Plus Portfolio (Base Portion), Trust II Allocation Portfolios and MetLife Multi-Index Targeted Risk Portfolio (Base Portion and Overlay Portion)

The portfolio managers for the Portfolios are compensated following Brighthouse’s compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including Brighthouse-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in Brighthouse’s retirement plan, which applies to all company employees.

The portfolio managers who are officers of Brighthouse are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of Brighthouse are also eligible to receive Long-Term Incentive payments (LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in Brighthouse’s long-term performance as well as providing such employees with an opportunity for significant financial gain when Brighthouse experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of Brighthouse stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

AQR Global Risk Balanced Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Brian K. Hurst	Registered Investment Companies	12	$15,200,675,781	0	N/A
	Other Pooled Investment Vehicles	56	$31,701,787,588	48	$27,054,114,698
	Other Accounts	22	$12,061,132,200	5	$4,437,650,727

Michael Mendelson, M.B.A., S.M.	Registered Investment Companies	4	$573,837,011	0	N/A
	Other Pooled Investment Vehicles	36	$23,294,628,036	30	$19,473,289,193
	Other Accounts	1	$289,833,675	0	N/A

Yao Hua Ooi	Registered Investment Companies	12	$15,200,675,781	0	N/A
	Other Pooled Investment Vehicles	45	$24,081,082,012	40	$21,664,770,483
	Other Accounts	3	$1,194,923,633	2	$905,089,988

John Huss	Registered Investment Companies	5	$2,082,403,019	0	N/A
	Other Pooled Investment Vehicles	30	$21,386,786,597	29	$20,498,391,643
	Other Accounts	2	$565,729,175	1	$275,895,500

Material Conflicts of Interest

Each of the portfolio managers is also responsible for managing other accounts in addition to the Portfolio, including other accounts of AQR Capital Management, LLC (“AQR”), or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Portfolio can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts (including Proprietary Accounts) with similar investment strategies. Often, an investment opportunity may be suitable for both the Portfolio and other accounts, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the Portfolio and one or more of the other accounts (including Proprietary Accounts) simultaneously, AQR or the portfolio manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts or the Portfolio may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of AQR that the overall benefits outweigh any disadvantages that may arise from this practice. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Portfolio.

AQR and the portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, such as by means of performance fees. Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Portfolio and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

Compensation

Compensation for Portfolio Managers that are Principals: The compensation for each of the portfolio managers that are a Principal of AQR is in the form of distributions based on the net income generated by AQR and each Principal’s relative ownership in AQR. Net income distributions are a function of assets under management and performance of the funds and accounts managed by AQR. A Principal’s relative ownership in AQR is based on cumulative research, leadership and other contributions to AQR. There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues. Each portfolio manager is also eligible to participate in AQR’s 401(k) retirement plan which is offered to all employees of AQR.

Compensation for Portfolio Managers that are not Principals: The compensation for the portfolio managers that are not Principals of AQR primarily consists of a fixed base salary and a discretionary bonus (“Total Compensation”). Total Compensation is reviewed at least annually under a formal review program and increases are granted on a merit basis. Job performance contributes significantly to the determination of any Total Compensation increase; other factors, such as seniority are also considered. A portfolio manager’s performance is not based on any specific fund’s or strategy’s assets under management or performance, but is affected by the overall performance of the firm. Each portfolio manager is also eligible to participate in AQR’s 401(k) retirement plan which is offered to all employees of AQR.

Baillie Gifford International Stock Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Gerald Smith	Registered Investment Companies	3	$2,970,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	36	$13,082,000,000	5	$3,706,000,000

Angus Franklin	Registered Investment Companies	3	$2,970,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	36	$13,082,000,000	5	$3,706,000,000

Jonathan Bates	Registered Investment Companies	3	$2,970,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	36	$13,082,000,000	5	$3,706,000,000

Material Conflicts of Interest

Baillie Gifford’s individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford manages potential conflicts between the Baillie Gifford International Stock Portfolio and other types of accounts through allocation policies and procedures, and internal review processes. Baillie Gifford has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation

Compensation arrangements within Baillie Gifford vary depending upon whether the individual is an employee or partner of Baillie Gifford & Co.

For employees, a portfolio manager’s compensation generally consists of base salary, annual bonus, and payments under Baillie Gifford’s long term incentive program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Baillie Gifford employees.

A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analysis.

A portfolio manager’s annual bonus is determined by a number of factors, including investment performance, the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. In regard to the investment strategy followed for the Baillie Gifford International Stock Portfolio, investment performance is measured over five years and is based on performance targets that are set and reviewed annually by the Chief of Investment Staff. The bonus is paid on an annual basis. Senior staff may also be eligible to receive an additional deferred bonus.

Gerald Smith, Angus Franklin and Jonathan Bates are partners of Baillie Gifford & Co. Their remuneration comprises a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford & Co. and length of service. The basis for the profit share is detailed in the Baillie Gifford & Co. Partnership Agreement.

BlackRock Bond Income Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Tactical Strategies Portfolio, BlackRock High Yield Portfolio, BlackRock Large Cap Value Portfolio and BlackRock Ultra-Short Term Bond Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Bob Miller, BlackRock Bond Income Portfolio	Registered Investment Companies	13	$44,820,000,000	0	N/A
	Other Pooled Investment Vehicles	11	$12,080,000,000	0	N/A
	Other Accounts	1	$625,600,000	0	N/A

Rick Rieder, BlackRock Bond Income Portfolio	Registered Investment Companies	10	$43,970,000,000	0	N/A
	Other Pooled Investment Vehicles	15	$12,770,000,000	0	N/A
	Other Accounts	2	$502,100,000	1	$241,000,000

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
David Rogal, BlackRock Bond Income Portfolio	Registered Investment Companies	9	$42,460,000,000	0	N/A
	Other Pooled Investment Vehicles	8	$9,710,000,000	0	N/A
	Other Accounts	1	$625,600,000	0	N/A

Philip Green, BlackRock Global Tactical Strategies Portfolio	Registered Investment Companies	18	$9,010,000,000	0	N/A
	Other Pooled Investment Vehicles	20	$3,730,000,000	0	N/A
	Other Accounts	4	$4,160,000,000	1	$1,700,000,000

Lawrence Kemp, BlackRock Capital Appreciation Portfolio	Registered Investment Companies	10	$10,990,000,000	0	N/A
	Other Pooled Investment Vehicles	3	$1,120,000,000	0	N/A
	Other Accounts	2	$630,700,000	0	N/A

James Keenan, CFA, BlackRock High Yield Portfolio	Registered Investment Companies	10	$26,760,000,000	0	N/A
	Other Pooled Investment Vehicles	20	$11,380,000,000	0	N/A
	Other Accounts	19	$7,840,000,000	4	$801,700,000

Mitchell Garfin, CFA, BlackRock High Yield Portfolio	Registered Investment Companies	13	$27,180,000,000	0	N/A
	Other Pooled Investment Vehicles	13	$9,160,000,000	0	N/A
	Other Accounts	23	$9,820,000,000	4	$801,700,000

Derek Schoenhofen, BlackRock High Yield Portfolio	Registered Investment Companies	5	$21,380,000,000	0	N/A
	Other Pooled Investment Vehicles	6	$4,360,000,000	0	N/A
	Other Accounts	5	$711,100,000	0	N/A

David Delbos, BlackRock High Yield Portfolio	Registered Investment Companies	11	$23,690,000,000	0	N/A
	Other Pooled Investment Vehicles	8	$8,990,000,000	0	N/A
	Other Accounts	22	$9,410,000,000	4	$801,700,000

Joseph Wolfe BlackRock Large Cap Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Carrie King, Black Rock Large Cap Portfolio	Registered Investment Companies	8	$6,940,000,000	0	N/A
	Other Pooled Investment Vehicles	4	$2,690,000,000	0	N/A
	Other Accounts	0	N/A	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Richard Mejzak, CFA, BlackRock Ultra-Short Term Bond Portfolio	Registered Investment Companies	29	$250,900,000,000	0	N/A
	Other Pooled Investment Vehicles	44	$184,300,000,000	0	N/A
	Other Accounts	119	$49,310,000,000	0	N/A

Eric Hiatt, Black Rock Ultra-Short Term Bond Portfolio	Registered Investment Companies	7	$50,990,000,000	0	N/A
	Other Pooled Investment Vehicles	14	$98,680,000,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Edward C. Ingold, CFA, Black Rock Ultra-Short Term Bond Portfolio	Registered Investment Companies	9	$76,660,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolios, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolios. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolios. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolios by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Delbos, Garfin, Keenan, Miller, Rieder, and Schoenhofen may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Delbos, Garfin, Keenan, Miller, Rieder, and Schoenhofen may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation

The discussion below describes the portfolio managers’ compensation as of December 31, 2016.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation — Messrs. Delbos, Garfin, Keenan, Miller, Rieder, Rogal and Schoenhofen

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Portfolios and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Portfolios and other accounts are:

Portfolio Manager	Benchmark
David Delbos Mitchell Garfin James Keenan Derek Schoenhofen	A combination of market-based indices (e.g., The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Bob Miller Rick Rieder David Rogal	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Discretionary Incentive Compensation — Messrs. Kemp and Wolfe and Ms. King

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Portfolios and other accounts are:

Portfolio Manager	Benchmark
Carrie King	Lipper Large-Cap Value Fund Classification

Joseph Wolfe	Russell 1000 Index (Gross Total Return); S&P 500 Index; FTSE North America in GBP; MSCI Developed - US Net TR Index; FTSE World US TR in GBP Terms; FTSE United States in GBP; 60% S&P 500, 20% S&P TSX and 20% Mexico IPC (USD); Russell 1000, expressed in EUR; Russell 1000 Growth Index; Russell 1000 Value Index (Total Return); MSTAR US Flex-Cap Equity; MSTAR Large Blend; MS_IA North America; MSTAR Large Growth; MSTAR Large Value; LIPPER Options Arbitrage/Opt Strategies Funds; MSCI All Country (AC) Americas Index; Russell 1000 Value TR Customized Index Performance Benchmark JPY; MSTAR US Large-Cap Value Equity

Lawrence Kemp	Lipper Large Cap Growth fund classification; Lipper Mid-Cap Growth fund classification and eVestment Alliance US Large Cap Growth Equity category

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Discretionary Incentive Compensation — Mr. Green

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Portfolios and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Mr. Green is not measured against a specific benchmark.

Discretionary Incentive Compensation — Messrs. Hiatt, Ingold and Mejzak

Generally, discretionary incentive compensation for the Cash Management portfolio managers is not formulaic and is a function of several components, including but not limited to: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management, the individual’s performance and contribution to the overall performance of these portfolios and BlackRock and the individual’s non-financial goals and objectives. Among other things, a subjective determination is made with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager. The performance of Messrs. Hiatt, Ingold and Mejzak is not measured against a specific benchmark. Although the framework for compensation decision-making is tied to financial performance, significant discretion is used to determine individual compensation based on achievement of strategic and operating results and other considerations such as management and leadership capabilities.

In determining specific individual compensation amounts, a number of factors are considered including nonfinancial goals and objectives and overall financial and investment performance. These results are viewed in the aggregate without any specific weighting, and there is no direct correlation between any particular performance measure and the resulting annual incentive award.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. With the exception of Mr. Ingold, the portfolio managers of these Portfolios have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Clarion Global Real Estate Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
T. Ritson Ferguson	Registered Investment Companies	13	$9,276,943,534	0	N/A
	Other Pooled Investment Vehicles	26	$3,271,516,368	0	N/A
	Other Accounts	58	$4,911,621,670	7	$1,835.410,447

Steven D. Burton	Registered Investment Companies	10	$7,450,071,001	0	N/A
	Other Pooled Investment Vehicles	19	$2,884,992,038	0	N/A
	Other Accounts	43	$3,561,106,300	6	$1,489,219,242

Joseph P. Smith	Registered Investment Companies	12	$9,253,953,892	0	N/A
	Other Pooled Investment Vehicles	21	$2,988,730,701	0	N/A
	Other Accounts	57	$4,555,250,972	7	$1,835,410,447

Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, that could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

CBRE Clarion recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, but are not limited to, (i) investment process, portfolio management and trade allocation procedures (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

Compensation

In principle, portfolio manager compensation is not based on the performance of any particular account, including the Portfolio, nor is compensation based on the level of Portfolio assets.

Compensation for each portfolio manager other than Mr. Ferguson is structured as follows:

Base Salary — Each portfolio manager receives a base salary. Base salaries have been established at a competitive market levels and are set forth in the portfolio manager’s employment agreement. An annual adjustment is made based on changes in the consumer price index. Base salaries are be reviewed periodically by the CBRE Clarion Compensation Committee and its Board of Directors, but adjustments are expected to be relatively infrequent.

Bonus — Portfolio manager bonuses are drawn from an incentive compensation pool into which a significant percentage of firm’s pre-tax profits is set aside. Incentive compensation allocations are determined by the Compensation Committee based on a variety of factors, including the performance of particular investment strategies. To avoid the pitfalls of relying solely on a rigid performance format, however, incentive compensation decisions also take into account other important factors, such as the portfolio manager’s contribution to the team, firm, and overall investment process. Each of the portfolio managers is a member of the Committee. Incentive compensation allocations are reported to the Board of Directors, but the Board’s approval is not required with one exception.

Deferred Compensation — CBRE Clarion requires deferral of a percentage of incentive compensation exceeding a certain threshold in respect of a single fiscal year. The Compensation Committee may, in its discretion, require the deferral of additional amounts. Such deferred amounts are subject to the terms of a Deferred Bonus Plan adopted by the Board of Directors. The purpose of the Deferred Bonus Plan is to foster the retention of key employees, to focus plan participants on value creation and growth and to encourage continued cooperation among key employees in providing services to CBRE Clarion’s clients. The value of deferred bonus amounts is tied to the performance of CBRE Clarion investment funds chosen by the Compensation Committee; provided, that the Committee may elect to leave a portion of the assets uninvested. Deferred compensation vests incrementally, one-third after 2 years, 3 years and 4 years. The Deferred Bonus Plan provides for forfeiture upon voluntary termination of employment, termination for cause or conduct detrimental to the firm.

Profit Participation — Each of the portfolio managers is a principal and owns shares of the firm. The firm distributes its income to its owners each year, so each portfolio manager receives income distributions corresponding to his ownership share. Ownership is structured so that the firm’s principals receive an increasing share of the firm’s profit over time. In addition, a principal may forfeit a portion of his ownership if he resigns voluntarily.

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all employees, such as CBRE Group’s 401(k) plan.

As the Chief Executive Officer of CBRE Global Investors, Mr. Ferguson’s compensation differs to some degree from the other portfolio managers, although it is comprised of similar elements:

Base Salary — Mr. Ferguson’s base salary has been established and approved by the Compensation Committee of the Board of Directors of CBRE Group, Inc. (the “Committee”). (CBRE Group, Inc. is the majority owner of

CBRE Clarion). Base salary is intended to provide a minimum level of fixed compensation necessary to attract and retain senior executives. It is set at a level that recognizes the skills, experience, leadership and individual contribution of each executive, as well as the scope and complexity of the executive’s role, including due consideration given to appropriate comparator group benchmarking. Base salaries are generally reviewed by the Committee annually during the first quarter, but may also be reviewed at other times in an executives officer’s responsibilities have materially changed or other special circumstances so warrant.

Annual Performance Award (Bonus) — The CBRE Compensation Committee grants annual performance awards to executives under the Executive Incentive Plan (EIP), which has been approved by CBRE Group stockholders. The EIP is an incentive plan that permits executives to earn performance awards up to an individual cap based on a percentage of CBRE Group’s adjusted EBITDA for the relevant performance period. Within the framework of the EIP, the Committee uses the Executive Bonus Plan (EBP) to establish target and maximum awards and determine actual payouts. Accordingly, the Committee has approved a target award for Mr. Ferguson tied to achievement of financial and strategic performance metrics. The financial performance measure used to determine a significant portion of each executive’s earned award is adjusted EBITDA measured at the global level and, for each business unit, measured at the business unit level. For Mr. Ferguson, the relevant business units are CBRE Global Investors and Trammell Crow Company. Strategic performance measures are more qualitative in nature and subjective in measurement, enabling the Committee to influence management performance against strategies beyond near-term financial measures to include certain strategic measures such as the quality of earnings, the positioning of the business for the future and the mitigation of risk. Actual cash incentive awards earned can range from zero to 200% of the target. The EBP provides CBRE Group CEO with the opportunity to recommend to the Committee a supplemental and discretionary bonus award to other executives in cases of exceptional and exceedingly deserving circumstances. The amount of the such an award is determined in the CEO’s sole discretion, but subject to ratification by the Committee.

Long-Term Incentives — CBRE uses equity compensation as a long-term incentive to create alignment with stockholders, to reward achievement of multi-year financial objectives, and as a retention tool for top executives that have the most direct impact on corporate results. The link to performance in long-term incentive grants is prospective in nature. For example, equity grans encourage executives to not only to contribute to contribute to the creation of additional stockholder value, but also to help maintain and preserve existing stockholder value—because the executives share that value through their equity. Equity grans are subject to multi-year vesting schedules, which helps the company retain key talent. In 2016, Mr. Ferguson received an initial grant of restricted stock units of CBRE Group, Inc. One-quarter of the award was immediately vested, with the remainder subject to annual vesting on December 31, 2016, 2017 and 2018. The Committee has also established an annual equity award target for Mr. Ferguson, subject to a mix of time- and performance-based vesting conditions. To the extent that performance objectives are met, a portion of the target annual long-term incentive award value will be awarded as a mix of “time vesting” and “performance vesting” awards.

CBRE Clarion Profit Participation — Mr. Ferguson remains a principal and owns shares of CBRE Clarion. CBRE Clarion distributes its income to its owners each year, and Mr. Ferguson receives income distributions corresponding to his ownership share. Ownership is structured so that the firm’s principals receive an increasing share of the firm’s profit over time. In addition, a principal may forfeit a portion of his ownership if he resigns voluntarily.

ClearBridge Aggressive Growth Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Richard Freeman	Registered Investment Companies	8	$16,213,300,000	N/A	N/A
	Other Pooled Investment Vehicles	2	$2,782,400,000	N/A	N/A
	Other Accounts	60,548	$18,386,400,000	N/A	N/A

Evan Bauman	Registered Investment Companies	5	$123,287,700,000	N/A	N/A
	Other Pooled Investment Vehicles	3	$2,365,500,000	N/A	N/A
	Other Accounts	60,548	$18,385,100,000	N/A	N/A

Material Conflicts of Interest

Potential conflicts of interest may arise when the Portfolio’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Portfolio’s portfolio managers.

The subadviser and the Portfolio have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the Portfolio will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities

If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the Portfolio, are treated equitably.

Pursuit of Differing Strategies

At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers

In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation

A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Compensation

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridges’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award.

•

ClearBridge’s Deferred Incentive Plan (CDIP) — a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

•

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

•

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•

Legg Mason Restricted Stock Deferral — a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•

Legg Mason Restricted Stock and Stock Option Grants — a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis; and

•	Market compensation survey research by independent third parties.

Frontier Mid Cap Growth Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Stephen M. Knightly, CFA	Registered Investment Companies	3	$2,351,775,680	1	$1,612,871,530
	Other Pooled Investment Vehicles	1	$154,560,695	0	N/A
	Other Accounts	37	$2,092,249,103	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Christopher J. Scarpa	Registered Investment Companies	3	$2,351,775,680	1	$1,612,871,530
	Other Pooled Investment Vehicles	1	$154,560,695	0	N/A
	Other Accounts	37	$2,092,249,103	0	N/A

Material Conflicts of Interest

In connection with its management of clients’ accounts, Frontier is subject to a number of actual or apparent conflicts of interest. These conflicts may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees) or accounts in which the portfolio manager has a personal investment. In addition, conflicts may arise relating to the allocation of investments among accounts with similar investment objectives but managed by different portfolio managers.

Frontier’s portfolio managers typically manage multiple accounts. Generally, however, accounts within a particular investment strategy (e.g., mid cap growth) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in the same strategy with similar objectives, which tend to minimize the potential for conflicts of interest.

Frontier has adopted trade allocation and aggregation policies that seek to treat all clients fairly and equitably. These policies address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions and aggregations of orders across multiple accounts. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

Compensation

Frontier’s portfolio manager compensation structure is designed to align the interest of portfolio managers with those of the shareholders whose assets they manage. Frontier’s portfolio manager compensation program consists of a base salary, annual bonus, and participation in company-funded retirement plans. In addition, all of Frontier’s portfolio managers are partners at Frontier, which entitles them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily upon management-fee revenues generated from client accounts.

Wells Capital Management Mid Cap Value Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
James M. Tringas, CFA	Registered investment companies	7	$8,222,100,000	0	N/A
	Other pooled investment vehicles	0	N/A	0	N/A
	Other accounts	13	$454,600,000	0	N/A

Bryant VanCronkhite, CFA, CPA	Registered investment companies	7	$8,222,100,000	0	N/A
	Other pooled investment vehicles	0	N/A	0	N/A
	Other accounts	13	$454,600,000	0	N/A

Material Conflicts of Interest

Wells Capital Management’s portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation

The compensation structure for WellsCap’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and/or over longer term periods. Participating in third party investment management compensation surveys provides market-based compensation information to help support individual pay decisions. In addition to investment management compensation surveys, compensation consideration includes prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope, and assets under management when determining their fixed base salary. Incentive bonuses are typically tied to relative, pre-tax investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5-year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of the Portfolio, the benchmark against which the performance of the Portfolio’s investment portfolio may be compared for these purposes generally is indicated in the performance section of the Portfolio’s Prospectus. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in the 401(k) plan is available to all employees on the same basis.

Harris Oakmark International Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
David G. Herro, CFA	Registered Investment Companies	12	$34,331,034,324	0	N/A
	Other Pooled Investment Vehicles	29	$8,132,721,616	0	N/A
	Other Accounts	50	$12,248,102,578	1	$166,337,899

Michael L. Manelli, CFA	Registered Investment Companies	9	$29,649,004,154	0	N/A
	Other Pooled Investment Vehicles	17	$3,700,177,168	0	N/A
	Other Accounts	29	$6,743,898,725	1	$166,337,899

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Portfolio and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris Associates L.P. (“Harris”), the adviser to the Portfolio, makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Portfolio, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris’ policy to allocate investment opportunities to each account, including the Portfolio, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Portfolio, will generally participate on a pro rata basis.

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Compensation

David G. Herro and Michael L. Manelli are the portfolio managers of the Portfolio. Each of the portfolio managers is an employee of Harris. The portfolio managers are compensated solely by Harris. Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of Harris. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of each portfolio manager’s base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers’ compensation is not based solely on an evaluation of the performance of the portfolios or the amount of assets under management. Performance is measured in a number of ways, including by portfolio and by strategy, and is compared to one or more of the following benchmarks: S&P 500, Russell Mid-Cap Value, Russell 1000® Value, Lipper Balanced, 60/40 S&P/Barclays (60% S&P 500 and 40% Bloomberg Barclays Bond Index), MSCI World Index, MCSI World ex-U.S. Index, MSCI World ex-U.S. Small Cap Index and Harris’ approved lists of stocks, depending on whether the portfolio manager manages portfolios in the particular strategy to which these benchmarks would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a portfolio’s inception or since a portfolio manager has been managing the portfolio, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

Invesco Balanced-Risk Allocation Portfolio, Invesco Comstock Portfolio, Invesco Mid Cap Value Portfolio and Invesco Small Cap Growth Portfolio

Other Accounts Managed

	Other Accounts Managed				Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category		Number of Accounts in Category	Total Assets in Accounts in Category
Mark Ahnrud, Invesco Balanced-Risk Allocation Portfolio	Registered Investment Companies	16	$9,973,400,000		0	N/A
	Other Pooled Investment Vehicles	17	$3,131,200,000		0	N/A
	Other Accounts	1[1]	$900,000	[1]	0	N/A

Chris Devine, Invesco Balanced-Risk Allocation Portfolio	Registered Investment Companies	16	$9,973,400,000		0	N/A
	Other Pooled Investment Vehicles	17	$3,131,200,000		0	N/A
	Other Accounts	1[1]	$900,000	[1]	0	N/A

Scott Hixon, Invesco Balanced-Risk Allocation Portfolio	Registered Investment Companies	16	$9,973,400,000		0	N/A
	Other Pooled Investment Vehicles	17	$3,131,200,000		0	N/A
	Other Accounts	1[1]	$900,000	[1]	0	N/A

	Other Accounts Managed					Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category		Total Assets in Accounts in Category		Number of Accounts in Category	Total Assets in Accounts in Category
Christian Ulrich, Invesco Balanced-Risk Allocation Portfolio	Registered Investment Companies	16		$9,973,400,000		0	N/A
	Other Pooled Investment Vehicles	17		$3,131,200,000		0	N/A
	Other Accounts	1	[1]	$900,000	[1]	0	N/A

Scott Wolle, Invesco Balanced-Risk Allocation Portfolio	Registered Investment Companies	16		$9,973,400,000		0	N/A
	Other Pooled Investment Vehicles	23		$6,365,500,000		0	N/A
	Other Accounts	1	[1]	$900,000	[1]	0	N/A

Juliet Ellis[2], Invesco Small Cap Growth Portfolio	Registered Investment Companies	12		$6,980,900,000		0	N/A
	Other Pooled Investment Vehicles	0		N/A		0	N/A
	Other Accounts	2		$388,200,000		0	N/A

Juan Hartsfield[3], Invesco Small Cap Growth Portfolio	Registered Investment Companies	12		$6,980,900,000		0	N/A
	Other Pooled Investment Vehicles	2		$1,145,700,000		0	N/A
	Other Accounts	2		$388,200,000		0	N/A

Clay Manley, Invesco Small Cap Growth Portfolio	Registered Investment Companies	6		$4,988,900,000		0	N/A
	Other Pooled Investment Vehicles	0		N/A		0	N/A
	Other Accounts	0		N/A		0	N/A

Kevin Holt, Invesco Comstock Portfolio	Registered Investment Companies	8		$16,614,600,000		0	N/A
	Other Pooled Investment Vehicles	1		$73,400,000		0	N/A
	Other Accounts	3,398	[1]	$535,700,000	[1]	0	N/A

Devin Armstrong, Invesco Comstock Portfolio	Registered Investment Companies	8		$16,614,600,000		0	N/A
	Other Pooled Investment Vehicles	0		N/A		0	N/A
	Other Accounts	3,398	[1]	$535,700,000	[1]	0	N/A

Charles DyReyes, Invesco Comstock Portfolio	Registered Investment Companies	8		$16,614,600,000		0	N/A
	Other Pooled Investment Vehicles	0		N/A		0	N/A
	Other Accounts	3,398	[1]	$535,700,000	[1]	0	N/A

	Other Accounts Managed					Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category		Total Assets in Accounts in Category		Number of Accounts in Category	Total Assets in Accounts in Category
James Warwick, Invesco Comstock Portfolio	Registered Investment Companies	8		$16,614,600,000		0	N/A
	Other Pooled Investment Vehicles	0		N/A		0	N/A
	Other Accounts	3,398	[1]	$535,700,000	[1]	0	N/A

Thomas R. Copper Invesco Mid Cap Value Portfolio	Registered Investment Companies	5		$3,826,100,000		0	N/A
	Other Pooled Investment Vehicles	0		N/A		0	N/A
	Other Accounts	0		N/A		0	N/A

Sergio Marcheli Invesco Mid Cap Value Portfolio	Registered Investment Companies	5		$3,826,100,000		0	N/A
	Other Pooled Investment Vehicles	0		N/A		0	N/A
	Other Accounts	0		N/A		0	N/A

Jeffrey Vancavage, Invesco Mid Cap Value Portfolio	Registered Investment Companies	13		$33,335,500,000		0	N/A
	Other Pooled Investment Vehicles	1		$36,600,000		0	N/A
	Other Accounts	1,039	[1]	$113,500,000	[1]	0	N/A

[1]

These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

[2]	Effective on or about June 30, 2017, Juliet Ellis will no longer serve as Portfolio Manager of the Portfolio.
[3]	Effective on or about June 30, 2017, Juan Hartsfield will become Lead Portfolio Manager of the Portfolio.

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each und and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco and the Invesco Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•

Invesco determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

•

Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Advisor	Performance time period(i)
Invesco(ii)(iii)	One-, Three- and Five-year performance against Fund peer group.
Invesco PowerShares(iv)	Not applicable

(i)	Rolling time periods based on calendar year end.
(ii)	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible funds selected by the manager at the time the award is granted.
(iii)	Portfolio Managers for Invesco Comstock Portfolio’s compensation is based on the one-, three- and five-year performance against the fund’s peer group. Furthermore, for the portfolio manager(s) formerly managing the predecessor fund(s) to the Portfolio in this footnote (iii), they also have a ten-year performance measure.
(iv)	Portfolio Managers for Invesco PowerShares base their bonus on Invesco results as well as growth in net operating profits of Invesco PowerShares.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco PowerShares, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders, and creates an incentive to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Jennison Growth Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category(1)	Total Assets in Accounts in Category(1)	Number of Accounts in Category	Total Assets in Accounts in Category
Kathleen A. McCarragher,	Registered Investment Companies	13	$33,985,281,000	2	$2,748,767,000
	Other Pooled Investment Vehicles	2	$618,472,000	0	N/A
	Other Accounts	13	$1,972,758,000	0	N/A

Spiros Segalas,	Registered Investment Companies	15	$36,497,826,000	0	N/A
	Other Pooled Investment Vehicles	14	$789,743,000	0	N/A
	Other Accounts	2	$497,099,000	0	N/A

Michael A. Del Balso,	Registered Investment Companies	10	$12,401,197,000	0	N/A
	Other Pooled Investment Vehicles	5	$1,637,778,000	0	N/A
	Other Accounts(2)	2	$102,083,000	0	N/A

(1)	Excludes performance fee accounts.
(2)	“Other accounts” excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

Material Conflicts of Interest

Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

•

Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

•

Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

•

Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

•

Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.

•

Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

•	Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or lead to the disclosure of, each and every situation in which a conflict may arise.

•

Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.

•

Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

•

Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.

•	Jennison has adopted a code of ethics and policies relating to personal trading.

•	Jennison provides disclosure of these conflicts as described in its Form ADV.

Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same goals and level of commitment that are benchmarks of the organization. Investment professionals are compensated with a combination of base salary and cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the cash bonus represents most of an investment professional’s compensation.

Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.

The factors reviewed for the portfolio managers are listed below.

The quantitative factors reviewed for the portfolio managers may include:

•

One-, three-, five-year and longer term pre-tax investment performance groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.

•

The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.

The qualitative factors reviewed for the portfolio managers may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;

•	Historical and long-term business potential of the product strategies;

•	Qualitative factors such as teamwork and responsiveness; and

•

Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.

JPMorgan Core Bond Portfolio, JPMorgan Global Active Allocation Portfolio and JPMorgan Small Cap Value Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Jeffrey A. Geller, CFA, JPMorgan Global Active Allocation	Registered Investment Companies	36	$78,446,301,000	0	N/A
	Other Pooled Investment Vehicles	36	$26,247,189,000	0	N/A
	Other Accounts	5	$5,647,429,000	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Michael Feser, CFA, JPMorgan Global Active Allocation Portfolio	Registered Investment Companies	9	$20,850,543,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Jonathan Cummings, CFA, JPMorgan Global Active Allocation Portfolio	Registered Investment Companies	4	$83,321,000	0	N/A
	Other Pooled Investment Vehicles	50	$5,455,505,000	2	$346,453,000
	Other Accounts	18	$2,240,504,000	3	$823,578,000

Grace Koo, Ph.D., JPMorgan Global Active Allocation Portfolio	Registered Investment Companies	7	$15,222,453,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Matthew Cummings, CFA, JPMorgan Global Active Allocation Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	8	$1,036,878,000	0	N/A

Barbara Miller, JPMorgan Core Bond Portfolio	Registered Investment Companies	12	$41,819,138,000	0	N/A
	Other Pooled Investment Vehicles	2	$9,611,169,000	0	N/A
	Other Accounts	13	$695,505,000	0	N/A

Peter D. Simons, CFA, JPMorgan Core Bond Portfolio	Registered Investment Companies	13	$39,744,479,000	0	N/A
	Other Pooled Investment Vehicles	4	$10,291,124,000	0	N/A
	Other Accounts	47	$10,093,586,000	1	$104,776,000

Richard D. Figuly, JPMorgan Core Bond Portfolio	Registered Investment Companies	14	$28,502,500,000	0	N/A
	Other Pooled Investment Vehicles	14	$2,875,217,000	0	N/A
	Other Accounts	24	$7,550,934,000	1	$968,899,000

Dennis Ruhl, CFA, JPMorgan Small Cap Value Portfolio	Registered Investment Companies	25	$15,209,919,000	0	N/A
	Other Pooled Investment Vehicles	9	$2,795,562,000	2	$1,236,496,000
	Other Accounts	22	$1,668,282,000	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category

Phillip Hart, CFA, JPMorgan Small Cap Value Portfolio	Registered Investment Companies	16	$8,538,459,000	0	N/A
	Other Pooled Investment Vehicles	3	$972,209,000	0	N/A
	Other Accounts	11	$1,626,847,000	0	N/A

*	The total value and number of accounts managed by the portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.

Material Conflict of Interest

The chart above shows the number, type and market value as of a specified date of the accounts other than the Portfolios that are managed by the Portfolios’ portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolios (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Subadviser’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.

The Subadviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to a Portfolio or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Subadviser and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Subadviser or its affiliates could be viewed as having a conflict of interest to the extent that the Subadviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Subadviser’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Subadviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Subadviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Subadviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Subadviser’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Subadviser or its affiliates manage accounts that engage in short sales of securities of the type in which a Portfolio invests, the Subadviser or its affiliates could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Subadviser or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Subadviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Portfolio from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Portfolio’s objectives.

The goal of the Subadviser and its affiliates is to meet their fiduciary obligation with respect to all clients. The Subadviser and its affiliates have policies and procedures that seek to manage conflicts. The Subadviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Subadviser’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, the Subadviser and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Subadviser’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Subadviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, the Subadviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Subadviser or its affiliates so that fair and equitable allocation will occur over time.

Compensation

JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. JPMorgan manages compensation on a total compensation basis, the components being base salary fixed from year to year and a variable discretionary incentive award. Base salaries are reviewed annually and awarded based on individual performance and business results taking into account level and scope of position, experience and market competitiveness. The variable discretionary performance based incentive award consists of cash incentives and deferred compensation which includes mandatory notional investments (as described below) in selected mutual funds advised by JPMorgan or its affiliates (“Mandatory Investment Plan”). These elements reflect individual performance and the performance of JPMorgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives, and adherence with JPMorgan’s compliance, risk and regulatory procedures. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the pre-tax performance of the funds (or the portion of the funds managed by the portfolio manager) is compared to the appropriate market peer group and to the competitive indices JPMorgan has identified for the investment strategy over one, three and five year periods (or such shorter time as the portfolio manager has managed the funds). Investment performance is generally more heavily weighted to the long-term.

Deferred compensation granted as part of an employee’s annual incentive compensation comprises from 0% to 60% of a portfolio manager’s total performance based incentive. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. JPMorgan’s portfolio managers are required to notionally invest a certain percentage of their deferred compensation (typically 20% to 50% depending on the level of compensation) into the selected funds they manage. The remaining portion of the non-cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan or will take the form of a JPMorgan restricted stock unit award. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds or shares of JPMorgan common stock.

Loomis Sayles Global Markets Portfolio, Loomis Sayles Small Cap Core Portfolio and Loomis Sayles Small Cap Growth Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Daniel J. Fuss, CFA, CIC, Loomis Sayles Global Markets Portfolio	Registered Investment Companies	14	$37,265,475,985	0	N/A
	Other Pooled Investment Vehicles	11	$2,536,222,210	0	N/A
	Other Accounts	139	$19,855,147,866	4	$629,999,879

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Eileen N. Riley, CFA, Loomis Sayles Global Markets Portfolio	Registered Investment Companies	1	$961,669,543	0	N/A
	Other Pooled Investment Vehicles	5	$973,030,706	0	N/A
	Other Accounts	19	$304,047,273	0	N/A

Lee M. Rosenbaum, Loomis Sayles Global Markets Portfolio	Registered Investment Companies	1	$961,669,543	0	N/A
	Other Pooled Investment Vehicles	5	$973,030,706	0	N/A
	Other Accounts	15	$304,986,911	0	N/A

David Rolley, CFA, Loomis Sayles Global Markets Portfolio	Registered Investment Companies	4	$1,391,610,040	0	N/A
	Other Pooled Investment Vehicles	43	$8,304,491,435	1	$257,745,952
	Other Accounts	75	$13,305,907,224	5	$5,827,595,176

John J. Slavik, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio	Registered Investment Companies	3	$1,237,061,506	0	N/A
	Other Pooled Investment Vehicles	2	$149,835,786	0	N/A
	Other Accounts	29	$579,549,455	0	N/A

Mark F. Burns, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio	Registered Investment Companies	3	$1,237,061,506	0	N/A
	Other Pooled Investment Vehicles	2	$149,835,786	0	N/A
	Other Accounts	26	$579,932,724	0	N/A

Joseph R. Gatz, Loomis Sayles Small Cap Core Portfolio	Registered Investment Companies	2	$1,386,728,553	0	N/A
	Other Pooled Investment Vehicles	1	$433,712,461	0	N/A
	Other Accounts	53	$1,413,985,258	0	N/A

Jeffrey Schwartz, Loomis Sayles Small Cap Core Portfolio	Registered Investment Companies	2	$1,386,728,553	0	N/A
	Other Pooled Investment Vehicles	1	$433,712,461	0	N/A
	Other Accounts	61	$1,402,166,605	0	N/A

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Portfolios and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client but holds that stock long in other accounts, including the Portfolios, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.

Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components — base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary

A fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation

An incentive-based component and generally represents a significant multiple of base salary. It is based on four factors — investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

Fixed income managers

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmarks used for the fixed income investment styles utilized for the Loomis Sayles Global Markets Portfolio are the Bloomberg Barclays U.S. Government/Credit Index, Bloomberg Barclays Aggregate Bond Index and Citigroup World Government Bond Index.

The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five- or seven-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed income manager performance because Loomis Sayles believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles.

Mr. Fuss’s compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower the percentage reflected above.

Equity managers

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles’ institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking the performance of a Loomis Sayles fund is compared against the applicable Morningstar peer group and/or the Lipper universe. If the majority of the assets in a Loomis Sayles strategy are represented by a fund, that comparison will drive compensation. To the extent the majority of the assets in a Loomis Sayles strategy are represented by institutional separate accounts, the eVestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for a strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1-, 3-, and 5-year periods (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. The 1 year may be eliminated for some products (large cap growth, all cap growth and global growth). Longer-term performance (3 and 5 or 10 years for large cap growth, all cap growth and global growth) years or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (1 year or 3 years for large cap growth, all cap growth and global growth). In addition, the performance measurement for equity compensation incorporates a consistency metric using longer term (3, 5, etc.) rolling return compared to the peer group over a sustained measurement period (5, 7, etc. years). The exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmarks used for the equity investment styles utilized for Loomis Sayles Global Market Portfolio are the Russell 1000® Value Index and the Russell 1000® Growth Index. The benchmarks used for the investment styles utilized for Loomis Sayles Small Cap Core Portfolio is the Russell 2000® Value Index (for the small cap value portion of the Portfolio) and the Russell 2000® Growth Index (for the small cap growth portion of the Portfolio). The benchmark used for the investment style utilized for Loomis Sayles Small Cap Growth Portfolio is the Russell 2000 Growth Index.

In cases where the institutional peer groups are used, the firm believes they represent the most competitive product universe while closely matching the investment styles offered by the firm.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

Equity and Fixed Income Managers

Most mutual funds are not included in the Loomis Sayles strategy composites, so unlike managed accounts, fund performance and asset size in those cases would not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly-constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan.

The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion over what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Hugh Young, CFA	Registered Investment Companies	22	$9,753,960,000	0	N/A
	Other Pooled Investment Vehicles	84	$36,503,810,000	2	$382,770,000
	Other Accounts	127	$30,680,170,000	18	$5,246,830,000

Devan Kaloo	Registered Investment Companies	12	$8,451,800,000	0	N/A
	Other Pooled Investment Vehicles	25	$16,277,800,000	0	N/A
	Other Accounts	59	$15,899,310,000	5	$1,363,590,000

Joanne Irvine	Registered Investment Companies	12	$8,451,800,000	0	N/A
	Other Pooled Investment Vehicles	25	$16,277,800,000	0	N/A
	Other Accounts	59	$15,899,310,000	5	$1,363,590,000

Mark Gordon-James, CFA	Registered Investment Companies	12	$8,451,800,000	0	N/A
	Other Pooled Investment Vehicles	25	$16,277,800,000	0	N/A
	Other Accounts	59	$15,899,310,000	5	$1,363,590,000

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Flavia Cheong	Registered Investment Companies	22	$9,753,960,000	0	N/A
	Other Pooled Investment Vehicles	84	$36,503,810,000	2	$382,770,000
	Other Accounts	127	$30,680,170,000	18	$5,246,830,000

Material Conflicts of Interest

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Portfolio. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Portfolio also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, Aberdeen typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed. Although Aberdeen anticipates delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, Aberdeen may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which Aberdeen anticipates a more significant market impact, Aberdeen intends to withhold model delivery changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, Aberdeen may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

Aberdeen does not currently have any model delivery clients in the Portfolio’s strategy but may in the future. Investment decisions for other strategies that have model delivery clients, however, may cause the Portfolio to compete against such model delivery clients that hold and trade in a same security as the Portfolio.

Compensation

Aberdeen’s remuneration policies are designed to support our business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for our clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

The policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the Aberdeen Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year — January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Brighthouse/Artisan International Portfolio and Brighthouse/Artisan Mid Cap Value Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
James C. Kieffer, Brighthouse/Artisan Mid Cap Value Portfolio	Registered Investment Companies	3	$6,000,000,000	0	N/A
	Other Pooled Investment Vehicles	1	$3,500,000	0	N/A
	Other Accounts	11	$1,500,000,000	0	N/A

George O. Sertl, Jr., Brighthouse/Artisan Mid Cap Value Portfolio	Registered Investment Companies	3	$6,000,000,000	0	N/A
	Other Pooled Investment Vehicles	1	$3,500,000	0	N/A
	Other Accounts	11	$1,500,000,000	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Daniel L. Kane, Brighthouse/Artisan Mid Cap Value Portfolio	Registered Investment Companies	3	$6,000,000,000	0	N/A
	Other Pooled Investment Vehicles	1	$3,500,000	0	N/A
	Other Accounts	11	$1,500,000,000	0	N/A

Mark L. Yockey, CFA Brighthouse/Artisan International Portfolio	Registered Investment Companies	8	$14,400,000,000	0	N/A
	Other Pooled Investment Vehicles	5	$1,100,000,000	0	N/A
	Other Accounts	42	$9,000,000,000	2	$461,300,000

Charles-Henri Hamker, Brighthouse/Artisan International Portfolio	Registered Investment Companies	8	$14,400,000,000	0	N/A
	Other Pooled Investment Vehicles	5	$1,100,000,000	0	N/A
	Other Accounts	42	$9,000,000,000	2	$461,300,000

Andrew J. Euretig, Brighthouse/Artisan International Portfolio	Registered Investment Companies	6	$13,800,000,000	0	N/A
	Other Pooled Investment Vehicles	4	$1,000,000,000	0	N/A
	Other Accounts	39	$8,800,000,000	2	$461,300,000

Material Conflicts of Interest

Artisan Partners’ portfolio managers manage portfolios for multiple clients within their respective strategies. These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds and foundations) and other private pooled investment vehicles. There are a number of ways in which the interests of Artisan Partners, its portfolio managers and its other personnel might conflict with the interests of the Portfolio and its shareholders, including:

Sharing of Personnel, Services, Research and Advice among Clients. Because all client accounts within each strategy managed by Artisan Partners are managed similarly, substantially all of the research and portfolio management activities conducted by the investment teams benefit all clients within the particular strategy. Artisan Partners’ administrative and operational personnel divide their time among services to Artisan Partners’ clients.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy may invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan Partners or has another business relationship with Artisan Partners or its affiliates. Artisan

Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

With prior written approval, Artisan Partners may allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Portfolios if the Artisan Partners staff member were not a director.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team may provide advice to accounts in one investment strategy that may differ from advice given to accounts in another investment strategy. If an investment team identifies a limited investment opportunity that may be suitable for more than one strategy, a strategy may not be able to take full advantage of that opportunity.

There also may be circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. An investment team may also execute transactions for one strategy that may adversely impact the value of securities held by a different strategy or team. For example, an investment team may engage in short sales of securities of an issuer in which the Portfolio it manages also invests. In such a case, the investment team could be seen as harming the performance of the Portfolio for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Artisan Partners maintains policies and procedures and internal review processes designed to mitigate potential conflicts of interest arising from side-by-side investment management.

Allocation and Aggregation of Portfolio Transactions among Clients. Artisan Partners seeks to treat all of the firm’s clients fairly when allocating investment opportunities among clients. Artisan Partners has compliance policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities, which are reviewed regularly by Artisan Partners. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability (for example, initial public offerings) and allocation of investment opportunities generally, could raise a potential conflict of interest. The potential conflicts between accounts in a strategy are mitigated because the firm’s investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations). Nevertheless, investment opportunities may be allocated differently among accounts in a strategy due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. In addition, there also are instances where a particular security is held by, or appropriate for, more than one investment strategy (“cross holdings”) due to the overlap of their investment universes; however, investment decisions for each strategy, including the Portfolio, are made by the relevant investment team independently of investment decisions for another strategy in light of differing considerations.

“Same way” transactions (that is, all buys or all sells) in a security held by more than one account in a strategy are generally aggregated across all participating accounts in the strategy and same way transactions may be aggregated across accounts in different strategies when Artisan Partners considers doing so appropriate and practicable under the circumstances (for example, Artisan Partners has established certain information barriers and policies between certain of its investment teams that would make trade aggregation impracticable). On occasion, the portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, the trader works both trades in the market at the same time, subject to the requirements of Artisan Partners’ trade processing procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will seek to mitigate the risk of inadvertent cross by (i) utilizing different brokers or venues or (ii) utilizing brokers or venues that maintain crossing prevention controls.

Fees. Like the fees Artisan Partners receives from the Portfolios, the fees Artisan Partners receives as compensation from other clients are typically calculated as a percentage of a client’s assets under management. However, Artisan Partners may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan Partners performance against an agreed upon benchmark, and may be adjusted upwards or downwards from a base fee), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of December 31, 2016, Artisan Partners had three separate accounts with performance-based fees encompassing all of its investment strategies. In addition, Artisan Partners expects to receive performance-based allocations or fees from private funds it sponsors. One of those separate accounts is managed in the non-U.S. growth strategy and one is managed in the global equity strategy. Although Artisan Partners may have an incentive to manage the assets of accounts with performance based fees differently from its other accounts, Artisan Partners has in place policies and procedures that seek to mitigate such conflicts.

Portfolio Transactions and Soft Dollars. As an investment adviser, Artisan Partners has an obligation to seek best execution for clients that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients.

Artisan Partners may use client commissions to pay for brokerage and research services (often referred to as “soft dollars”) if Artisan Partners determines that such items meet the criteria outlined in its commission management policy and do not impair its duty to seek best execution. Artisan Partners does not consider, in selecting broker-dealers to be used in effecting securities transactions for a Portfolio, whether Artisan Partners or its affiliates received client referrals from the broker-dealer.

Artisan Partners has potential conflicts of interest arising from its execution of portfolio transactions and use of soft dollars. Artisan Partners has adopted procedures with respect to soft dollars, which are included in Artisan Partners’ compliance program.

Proprietary and Personal Investments and Code of Ethics. Artisan Partners’ proprietary accounts also may present potential conflicts of interest with Artisan Partners’ clients. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts that exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of the firm’s clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts.

Personal transactions are subject to Artisan Partners’ Code of Ethics, which generally provides that personnel of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement). The Code provides that Artisan Partners’ compliance team may deny pre-approval for transactions that the compliance team believes may present a conflict of interest with client transactions.

In addition, the Code requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan Partners’ compliance department quarterly or more frequently. Artisan Partners reviews those reports for conflicts, or potential conflicts, with client transactions.

The Code also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.

Proxy voting. Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of the Portfolios. As described in its proxy voting policy, Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that the Portfolios invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Partners Funds, Inc., a registered investment company to which Artisan Partners acts as investment adviser, or an employee of Artisan Partners or its affiliate; (iii) Artisan Partners or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the Artisan Partners employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an Artisan Partners employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners or its affiliate, or an employee of Artisan Partners or its affiliate, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy. Artisan Partners’ proxy voting policy contains procedures that must be followed in the event such relationships are identified in order to avoid or minimize conflicts of interest that otherwise may result in voting proxies for Artisan Partners’ clients.

Transactions with MetLife. Prior to the appointment of Artisan Partners as subadviser to the Brighthouse/Artisan Mid Cap Value Portfolio, an affiliate of Brighthouse Investment Advisers, LLC purchased debt securities issued by Artisan Partners and participated in the refinancing of that debt in August 2012. As a result of those refinancing transactions, affiliates of Brighthouse Investment Advisers, LLC hold debt securities of Artisan Partners as of the date of this Statement of Additional Information. Although these investments represent a potential conflict of interest for Brighthouse Investment Advisers, LLC, Brighthouse Investment Advisers, LLC will not take into account its affiliate’s interest in those securities in fulfilling its duties and obligations as the investment adviser to the Brighthouse/Artisan Mid Cap Value Portfolio and Brighthouse/Artisan International Portfolio.

Compensation

An Artisan Partners portfolio manager is compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to the firm’s fee revenues generated by all accounts included within the manager’s investment strategy or strategies, including the Portfolios in their respective strategies. A portfolio manager may also receive a portion of the performance fee revenues or allocations from private funds sponsored by Artisan Partners.

Artisan Partners’ portfolio managers also participate in group life, health, medical reimbursement and retirement plans that are generally available to all salaried associates. In addition, all portfolio managers have been awarded equity interests in the firm.

Brighthouse/Dimensional International Small Company Portfolio

In accordance with the team approach used to manage the Brighthouse/Dimensional International Small Company Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee of Dimensional. The portfolio managers and portfolio traders also make daily investment decisions regarding the portfolio based on the parameters established by the Investment Committee. Joseph H. Chi, Jed S. Fogdall, Arun Keswani and Bhanu Singh coordinate the efforts of all other portfolio managers and traders with respect to the day-to-day management of the Portfolio and other international equity portfolios managed by Dimensional.

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Joseph H. Chi	Registered Investment Companies	139	$307,278,134,699	0	N/A
	Other Pooled Investment Vehicles	58	$13,967,464,572	1	$212,747,097
	Other Accounts	86	$28,879,170,126	6	$2,609,175,865

Jed S. Fogdall	Registered Investment Companies	139	$307,278,134,699	0	N/A
	Other Pooled Investment Vehicles	58	$13,967,464,572	1	$212,747,097
	Other Accounts	86	$28,879,170,126	6	$2,609,175,865

Arun Keswani	Registered Investment Companies	19	$37,897,130,137	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	4	$1,984,741,122	2	$1,526,594,941

Bhanu Singh	Registered Investment Companies	69	$150,463,649,687	0	N/A
	Other Pooled Investment Vehicles	29	$2,849,165,786	0	N/A
	Other Accounts	53	$15,866,273,755	6	$2,609,175,865

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to multiple accounts. In addition to the Portfolio, these accounts may include registered mutual funds, other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to the Portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the Portfolio. Actual or apparent conflicts of interest include:

Time Management. The management of the Portfolio and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolio and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Portfolio.

Investment Opportunities. It is possible that at times identical securities will be held by the Portfolio and one or more Accounts. However, positions in the same security may vary and the length of time that the Portfolio or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Portfolio and one or more Accounts, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the Portfolio and other eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Portfolio and other Accounts.

Broker Selection. With respect to securities transactions for the Portfolio, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for the Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or an Account.

Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Portfolios or other Accounts for which he or she has portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Dimensional’s portfolio managers receive a base salary and a bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that they manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

Base salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.

Semi-annual bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of Dimensional’s stock as determined from time to time by the Board of Directors of Dimensional or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all Dimensional employees.

In addition, portfolio managers may be given the option of participating in Dimensional’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategy or any particular client accounts.

Brighthouse/Eaton Vance Floating Rate Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Scott H. Page, CFA	Registered Investment Companies	13	$23,512,690,402	0	N/A
	Other Pooled Investment Vehicles	12	$8,252,722,279	1	$2,417,453
	Other Accounts	8	$4,004,253,287	0	N/A

Craig P. Russ	Registered Investment Companies	9	$18,969,368,510	0	N/A
	Other Pooled Investment Vehicles	4	$5,806,687,467	0	N/A
	Other Accounts	9	$4,855,820,562	0	N/A

Andrew N. Sveen, CFA	Registered Investment Companies	5	$2,118,009,114	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A
Material Conflicts of Interest

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Portfolio’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts he advises. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by a portfolio manager may compensate Eaton Vance Management (“Eaton Vance”) based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. Eaton Vance has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies that govern Eaton Vance’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation

Compensation of Eaton Vance’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC’s”) nonvoting common stock, and restricted shares of EVC’s nonvoting common stock and a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. Eaton Vance’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Eaton Vance’s employees.

Compensation of Eaton Vance’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation — Eaton Vance compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed portfolios and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio (Sharpe Ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Portfolio performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a portfolio’s peer group as determined by Lipper or Morningstar is deemed by Eaton Vance’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a portfolio and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For portfolios that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other portfolios, performance is evaluated on a pre-tax basis. For a portfolio with an investment objective other than total return (such as current income), consideration will also be given to the portfolio’s success in achieving its objective. For managers responsible for multiple portfolios and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed portfolios and accounts. Portfolios and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Eaton Vance seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Eaton Vance participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Eaton Vance and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of Eaton Vance’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Brighthouse/Franklin Low Duration Total Return Portfolio and Brighthouse/Templeton International Bond Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Roger Bayston, CFA, Brighthouse/Franklin Low Duration Total Return Portfolio	Registered Investment Companies	17	$23,772,500,000	0	N/A
	Other Pooled Investment Vehicles	8	$3,316,400,000	0	N/A
	Other Accounts	0	N/A	1	$2,000,500,000

Kent Burns, CFA, Brighthouse/Franklin Low Duration Total Return Portfolio	Registered Investment Companies	2	$4,801,800,000	0	N/A
	Other Pooled Investment Vehicles	2	$940,100,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Christopher J. Molumphy, CFA, Brighthouse/Franklin Low Duration Total Return Portfolio	Registered Investment Companies	10	$22,206,400,000	0	N/A
	Other Pooled Investment Vehicles	5	$2,433,700,000	0	N/A
	Other Accounts	5	$289,800,000	0	N/A

Michael Hasenstab, Ph. D., Brighthouse/Templeton International Bond Portfolio	Registered Investment Companies	17	$56,336,100,000	0	N/A
	Other Pooled Investment Vehicles	40	$62,048,400,000	2	$301,300,000
	Other Accounts	16	$3,492,200,000	2	$2,411,600,000

Christine Zhu Brighthouse/Templeton International Bond Portfolio	Registered Investment Companies	3	$2,120,400,000	0	N/A
	Other Pooled Investment Vehicles	5	$8,991,200,000	0	N/A
	Other Accounts	6	$736,900,000	1	$1,946,900,000

Sonal Desai, Ph.D. Brighthouse/Templeton International Bond Portfolio	Registered Investment Companies	4	$45,132,000,000	0	N/A
	Other Pooled Investment Vehicles	10	$42,122,600,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Material Conflicts of Interest

The management of multiple funds, including the Portfolios, and accounts may give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolios. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolios may outperform the securities selected for the Portfolios. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolios may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Portfolios have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary — Each portfolio manager is paid a base salary.

Annual bonus — Annual bonuses are structured to align the interests of a portfolio manager with those of Portfolio’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources, Inc. (Resources) stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio’s shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager measured against appropriate risk benchmarks where applicable. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

•

Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Brighthouse/Wellington Balanced Portfolio, Brighthouse/Wellington Core Equity Opportunities Portfolio and Brighthouse/Wellington Large Cap Research Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Cheryl M. Duckworth, Brighthouse/Wellington Balanced Portfolio, Brighthouse/Wellington Large Cap Research Portfolio	Registered Investment Companies	11	$826,487,628	1	$81,043,000
	Other Pooled Investment Vehicles	30	$7,528,261,204	2	$1,667,459,345
	Other Accounts	77	$26,513,397,932	13	$4,904,920,121

Campe Goodman, Brighthouse/Wellington Balanced Portfolio	Registered Investment Companies	19	$25,442,691,289	0	N/A
	Other Pooled Investment Vehicles	19	$2,927,488,220	0	N/A
	Other Accounts	36	$20,163,054,211	0	N/A

Robert D. Burn Brighthouse/Wellington Balanced Portfolio	Registered Investment Companies	19	$25,442,691,289	0	N/A
	Other Pooled Investment Vehicles	18	$2,876,364,956	0	N/A
	Other Accounts	36	$20,163,054,211	0	N/A

Donald J. Kilbride, Brighthouse/Wellington Core Equity Opportunities Portfolio	Registered Investment Companies	13	$46,833,900,736	1	$30,768,681,140
	Other Pooled Investment Vehicles	5	$305,293,351	0	N/A
	Other Accounts	18	$2,965,884,243	2	$356,188,777

Mark D. Mandel, Brighthouse/Wellington Balanced Portfolio, Brighthouse/Wellington Large Cap Research Portfolio	Registered Investment Companies	11	$826,487,628	1	$81,043,000
	Other Pooled Investment Vehicles	30	$7,528,261,204	2	$1,667,459,345
	Other Accounts	77	$26,514,210,304	13	$4,904,920,121

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Joseph F. Marvan, Brighthouse/Wellington Balanced Portfolio	Registered Investment Companies	19	$25,442,691,289	0	N/A
	Other Pooled Investment Vehicles	20	$3,244,912,858	0	N/A
	Other Accounts	62	$44,445,042,624	0	N/A

Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Portfolio’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Portfolios (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Portfolios. The Investment Professionals make investment decisions for each account, including the relevant Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Portfolio.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Portfolio, or make investment decisions that are similar to those made for the relevant Portfolio, both of which have the potential to adversely impact the relevant Portfolio depending on market conditions. For example an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Portfolios. Ms. Duckworth, Mr. Kilbride, and Mr. Mandel also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

Wellington Management receives a fee based on the assets under management of each Portfolio as set forth in the Investment Subadvisory Agreement between Wellington Management and the Adviser on behalf of each Portfolio. Wellington Management pays its Investment Professionals out of its total revenues, including the advisory fees earned with respect to each Portfolio. The following information relates to the fiscal year ended December 31, 2016.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Investment Professional listed in the prospectuses who are primarily responsible for the day-to-day management of the funds includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary of the other Investment Professional is determined by the Investment Professional’s experience and performance in his role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment, with the exception of Cheryl Duckworth and Mark Mandel, based on the revenues earned by Wellington Management from the Portfolio managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner of is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Ms. Duckworth and Messrs. Goodman, Hill, Kilbride, Mandel and Marvan are Partners.

Portfolio	Benchmark Index and/or Peer Group for Incentive Period
Brighthouse/Wellington Balanced Portfolio (Burn, Goodman, Marvan)	Bloomberg Barclays U.S. Aggregate Bond Index
Brighthouse/Wellington Core Equity Opportunities Portfolio	Russell 1000® Index

Brighthouse Balanced Plus Portfolio (Overlay Portion), PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Mihir Worah, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio	Registered Investment Companies	39	$135,506,000,000	0	N/A
	Other Pooled Investment Vehicles	38	$19,719,000,000	1	$165,000,000
	Other Accounts	57	$22,049,000,000	6	$1,780,000,000

Josh Davis, Ph.D., Brighthouse Balanced Plus Portfolio (Overlay Portion)	Registered Investment Companies	9	$4,591,000,000	0	N/A
	Other Pooled Investment Vehicles	11	$27,000,000	0	N/A
	Other Accounts	7	$144,000,000	0	N/A

Graham A. Rennison, CFA Brighthouse Balanced Plus Portfolio (Overlay Portion)	Registered Investment Companies	1	$320,000,000	0	N/A
	Other Pooled Investment Vehicles	0	0	0	N/A
	Other Accounts	0	0	0	N/A

David L. Braun, CFA, Brighthouse Balanced Plus Portfolio (Overlay Portion)	Registered Investment Companies	5	$4,197,000,000	0	N/A
	Other Pooled Investment Vehicles	3	$410,000,000	0	N/A
	Other Accounts	169	$52,842,000,000	3	$1,031,000,000

Scott A. Mather, PIMCO Total Return Portfolio	Registered Investment Companies	23	$119,680,000,000	0	N/A
	Other Pooled Investment Vehicles	22	$13,491,000,000	0	N/A
	Other Accounts	80	$24,062,000,000	4	$2,735,000,000

Mark R, Kiesel, PIMCO Total Return Portfolio	Registered Investment Companies	21	$138,949,000,000	0	N/A
	Other Pooled Investment Vehicles	64	$69,859,000,000	10	$9,246,000,000
	Other Accounts	127	$62,382,000,000	16	$5,919,000,000

Jeremie Banet, PIMCO Inflation Protected Bond Portfolio	Registered Investment Companies	17	$26,587,000,000	0	N/A
	Other Pooled Investment Vehicles	5	$881,000,000	1	$64,000,000
	Other Accounts	6	$1,704,000,000	1	$76,000,000

Material Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other.

Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Portfolios. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Portfolio in a manner beneficial to the investing account but detrimental to the Portfolio. Conversely, PIMCO’s duties to the Portfolios, as well as regulatory or other limitations applicable to the Portfolios, may affect the courses of action available to PIMCO-advised accounts (including certain Portfolios) that invest in the Portfolios in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Portfolios or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Portfolios or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Portfolios or other accounts managed by PIMCO.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of each Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more Portfolios or other accounts may result in certain Portfolios not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Portfolio’s investment opportunities may also arise when the Portfolio and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Portfolio owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Portfolio’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Portfolio. Moreover, a Portfolio or other account managed by PIMCO may invest in a transaction in which one or more other Portfolios or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such Portfolios or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Portfolio and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Portfolio.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.

Compensation

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers.

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy.

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance rating is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of three components:

Base Salary — Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus — Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

Deferred Compensation — M options and/or Long-Term Incentive Plan LTIP is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•

The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

•

The LTIP provides deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.

•	Participation in M Unit program and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based solely on the performance of any Portfolio or any other account managed by that portfolio manager. They are also evaluated against some of the non-exclusive list of qualitative criteria listed above.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Brighthouse Small Cap Value Portfolio

Delaware Investments Fund Advisers:

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Christopher S. Beck, CFA	Registered Investment Companies	5	$5,700,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	5	$359,000,000	0	N/A

Steven G. Catricks, CFA	Registered Investment Companies	5	$5,700,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	3	$203,700,000	0	N/A

Kelley A. McKee, CFA	Registered Investment Companies	5	$5,700,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	3	$203,700,000	0	N/A

Kent P. Madden, CFA	Registered Investment Companies	5	$5,700,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	3	$203,700,000	0	N/A

Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Portfolio and the investment actions for each such other fund or account and the Portfolio may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Portfolio. Additionally, the management of multiple other funds or accounts and the Portfolio may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Portfolio. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“DIFA”) has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation

Each portfolio manager’s compensation consists of the following:

Base Salary — each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus — each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper, Inc.) peer groups and the performance of institutional composites relative to the appropriate indices. The three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Incentive Unit Plan — Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010.

The Plan was adopted in order to: assist Macquarie Investment Management in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and Macquarie Investment Management; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds managed by Delaware Management Company, an affiliate of DIFA and a series of Macquarie Investment Management Business Trust pursuant to the terms of the Plan. The retained amount will vest in three equal tranches in each of the first, second and third years following the date upon which the investment is made.

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Wells Capital Management Incorporated:

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
James M. Tringas, CFA	Registered Investment Companies	7	$8,222,100,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	13	$454,600,000	0	N/A

Robert Rifkin, CFA	Registered Investment Companies	4	$2,199,100,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	4	$123,500,000	0	N/A

Bryant VanCronkhite, CFA, CPA	Registered Investment Companies	7	$8,222,100,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	13	$454,600,000	0	N/A

Material Conflicts of Interest

Wells Capital Management’s portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation

The compensation structure for WellsCap’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and/or over longer term periods. Participating in third party investment management compensation surveys provides market-based compensation information to help support individual pay decisions. In addition to investment management compensation surveys, compensation consideration includes prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope, and assets under management when determining their fixed base salary. Incentive bonuses are typically tied to relative, pre-tax investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5-year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of the Portfolio, the benchmark against which the performance of the Portfolio’s investment portfolio may be compared for these purposes generally is indicated in the performance section of the Portfolio’s Prospectus. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in the 401(k) plan is available to all employees on the same basis.

MFS® Research International Portfolio, MFS® Total Return Portfolio and MFS® Value Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Jose Luis Garcia, MFS® Research International Portfolio	Registered Investment Companies	11	$14,790,612,127	0	N/A
	Other Pooled Investment Vehicles	10	$980,044,525	0	N/A
	Other Accounts	13	$2,017,266,280	0	N/A

Victoria Higley, MFS® Research International Portfolio	Registered Investment Companies	6	$8,493,046,866	0	N/A
	Other Pooled Investment Vehicles	2	$184,564,533	0	N/A
	Other Accounts	1	$133,501,286	0	N/A

Thomas Melendez, MFS® Research International Portfolio	Registered Investment Companies	7	$14,086,061,914	0	N/A
	Other Pooled Investment Vehicles	2	$184,564,533	0	N/A
	Other Accounts	1	$133,501,286	0	N/A

Brooks Taylor, MFS® Total Return Portfolio	Registered Investment Companies	6	$16,930,797,283	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	3	$66,836,660	0	N/A

Joshua Marston, MFS® Total Return Portfolio	Registered Investment Companies	9	$19,536,998,661	0	N/A
	Other Pooled Investment Vehicles	7	$1,435,856,265	0	N/A
	Other Accounts	12	$276,147,821	0	N/A

Steven Gorham, MFS® Total Return Portfolio, MFS® Value Portfolio	Registered Investment Companies	14	$63,396,575,376	0	N/A
	Other Pooled Investment Vehicles	8	$6,718,087,316	0	N/A
	Other Accounts	40	$19,400,576,163	0	N/A

Richard Hawkins, MFS® Total Return Portfolio	Registered Investment Companies	10	$18,675,035,661	0	N/A
	Other Pooled Investment Vehicles	5	$3,840,310,661	0	N/A
	Other Accounts	2	$369,809,971	0	N/A

William Douglas, MFS® Total Return Portfolio	Registered Investment Companies	3	$10,624,094,504	0	N/A
	Other Pooled Investment Vehicles	1	$39,577,868	0	N/A
	Other Accounts	0	N/A	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Jonathan Sage, MFS® Total Return Portfolio	Registered Investment Companies	28	$25,753,852,990	0	N/A
	Other Pooled Investment Vehicles	19	$4,287,431,046	0	N/A
	Other Accounts	44	$13,015,965,690	0	N/A

Nevin Chitkara, MFS® Total Return Portfolio, MFS® Value Portfolio	Registered Investment Companies	15	$63,438,849,427	0	N/A
	Other Pooled Investment Vehicles	8	$6,718,087,316	0	N/A
	Other Accounts	40	$19,400,576,163	0	N/A

Robert Persons, MFS® Total Return Portfolio	Registered Investment Companies	13	$16,659,030,664	0	N/A
	Other Pooled Investment Vehicles	8	$4,344,829,831	0	N/A
	Other Accounts	3	$448,084,914	0	N/A

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Material Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolios and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) gives rise to conflicts of interest if the Portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple Portfolios and accounts. In certain instances there are securities which are suitable for a Portfolio’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another Portfolio or account that may adversely affect the value of the Portfolio’s investments. Investments selected for portfolios or accounts other than the Portfolios may outperform investments selected for the Portfolios.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as a Portfolio is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolios, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2016, portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

•	Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to Mr. Melendez and Ms. Higley, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

With respect to Messrs. Garcia, Taylor, Marston, Gorham, Hawkins, Douglas, Sage, Chitkara, and Persons, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2016, the following benchmarks were used to measure the following portfolio managers’ performance for the following Portfolios:

Portfolio Manager	Portfolio(s)	Benchmark(s)
Jose Luis Garcia	MFS® Research International Portfolio	MSCI EAFE® (Europe, Australasia, Far East) Index (net div)

Brooks Taylor	MFS® Total Return Portfolio	Standard & Poor’s 500 Stock Index

Joshua Marston	MFS® Total Return Portfolio	Bloomberg Barclays U.S. Aggregate Bond Index

Steven Gorham	MFS® Total Return Portfolio	Standard & Poor’s 500 Stock Index
	MFS® Value Portfolio	Russell 1000® Value Index

Richard Hawkins	MFS® Total Return Portfolio	Bloomberg Barclays U.S. Aggregate Bond Index

William Douglas	MFS® Total Return Portfolio	Bloomberg Barclays U.S. Aggregate Bond Index

Jonathan Sage	MFS® Total Return Portfolio	Standard & Poor’s 500 Stock Index

Nevin Chitkara	MFS® Total Return Portfolio	Standard & Poor’s 500 Stock Index
	MFS® Value Portfolio	Russell 1000® Value Index

As of May 1, 2017, the Bloomberg Barclays U.S. Aggregate Bond Index was used to measure Robert Persons’ performance for the MFS® Total Return Portfolio.

Additional or different benchmarks, including versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Consideration is given to portfolio performance over one, three and five years with emphasis placed on the longer periods. For portfolio managers who have served for more than five years, additional longer-term performance periods are also considered. For portfolio managers who have served for less than five years, performance periods are adjusted as appropriate.

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from Portfolios’ and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Morgan Stanley Mid Cap Growth Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Dennis Lynch	Registered Investment Companies	25	$9,240,231,513	0	N/A
	Other Pooled Investment Vehicles	11	$8,104,172,466	0	N/A
	Other Accounts	10	$1,801,146,598	2	$720,240,970

David Cohen	Registered Investment Companies	25	$9,240,231,513	0	N/A
	Other Pooled Investment Vehicles	11	$8,104,172,466	0	N/A
	Other Accounts	9	$1,706,251,418	2	$720,240,970

Sam Chainani	Registered Investment Companies	25	$9,240,231,513	0	N/A
	Other Pooled Investment Vehicles	11	$8,104,172,466	0	N/A
	Other Accounts	9	$1,706,251,418	2	$720,240,970

Alexander Norton	Registered Investment Companies	25	$9,240,231,513	0	N/A
	Other Pooled Investment Vehicles	11	$8,104,172,466	0	N/A
	Other Accounts	9	$1,706,251,418	2	$720,240,970

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Jason Yeung	Registered Investment Companies	25	$9,240,231,513	0	N/A
	Other Pooled Investment Vehicles	11	$8,104,172,466	0	N/A
	Other Accounts	9	$1,706,251,418	2	$720,240,970

Armistead Nash	Registered investment Companies	25	$9,240,231,513	0	N/A
	Other Pooled Investment Vehicles	11	$8,104,172,466	0	N/A
	Other Accounts	9	$1,706,251,418	2	$720,240,970

Material Conflicts of Interest

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. In addition, a conflict of interest could exist to the extent the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Portfolio invests, the Sub-Adviser could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Sub-Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

•	Cash Bonus.

•	Deferred Compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Sub-Adviser’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager

•	Revenue and profitability of the Firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Contribution to client objectives

•

The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods.

•	Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

Neuberger Berman Genesis Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Judith M. Vale	Registered Investment Companies	1	$11,113,000,000	0	N/A
	Other Pooled Investment Vehicles	1	$404,000,000	0	N/A
	Other Accounts*	124	$2,010,000,000	0	N/A

Robert W. D’Alelio	Registered Investment Companies	1	$11,113,000,000	0	N/A
	Other Pooled Investment Vehicles	1	$404,000,000	0	N/A
	Other Accounts*	124	$2,010,000,000	0	N/A

Brett S. Reiner	Registered Investment Companies	1	$11,113,000,000	0	N/A
	Other Pooled Investment Vehicles	1	$404,000,000	0	N/A
	Other Accounts*	124	$2,010,000,000	0	N/A

Gregory G. Spiegel	Registered Investment Companies	1	$11,113,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	97	$78,000,000	0	N/A

*	Other Accounts” include: Institutional Separate Accounts, Subadvised Accounts and Managed Accounts (WRAP Accounts).

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which a fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. Further, Neuberger Berman Investment Advisers (“NBIA”) may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives. A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund. Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations certain businesses within the Neuberger Berman organization (the “Firm”) may seek access to material non-public information. For instance, certain loan portfolio managers may utilize material non-public information in purchasing loans and from time to time, may be offered the opportunity on behalf of applicable clients to participate on a creditors committee, which participation may provide access to material non-public information. The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by the Firm. When considering whether to acquire material non-public information, the Firm will take into account the interests of all clients and will endeavor to act fairly to all clients. The intentional acquisition of material non-public information may give rise to a potential conflict of interest since the Firm may be prohibited from rendering investment advice to clients regarding the public securities of such issuer and thereby potentially limiting the universe of public securities that the Firm, including a fund, may purchase or potentially limiting the ability of the Firm, including a fund, to sell such securities. Similarly, where the Firm declines access to (or otherwise does not receive) material non-public information regarding an issuer, the portfolio managers may base investment decisions for its clients, including a fund, with respect to loan assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions.

NBIA has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation for a Portfolio Manager is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NB Group. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds. Neuberger Berman has policies and procedures in place to monitor and manage any conflicts of interest that may arise as a result of this structure.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (i.e., senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. Most equity issuances are subject to vesting.

In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of our Contingent Compensation Plan (vesting over 3 years).

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

•

Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, a percentage of a participant’s total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent compensation amounts vest over three years. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

•

Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

Oppenheimer Global Equity Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Rajeev Bhaman, CFA,	Registered Investment Companies	7	$14,640,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$269,300,000	0	N/A
	Other Accounts	1	$75,970,000	0	N/A

John Delano, CFA,	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Material Conflicts of Interest

At different times, the Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Portfolio, or they may manage funds or accounts with different investment objectives and strategies. As indicated in the chart above, the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Portfolios. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Portfolios’ investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between a Portfolio and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by Oppenheimer have the same management fee. If the management fee structure of another fund or account is more advantageous to Oppenheimer than the fee structure of a Portfolio, Oppenheimer could have an incentive to favor the other fund or account. However, Oppenheimer’s compliance procedures and Code of Ethics recognize Oppenheimer’s fiduciary obligation to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Compensation

Portfolio managers are employed and compensated by Oppenheimer or an affiliate, not by the Portfolio. Under the compensation program for portfolio managers and portfolio analysts, compensation is based primarily on the relative investment performance results of the funds or accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the interests of the portfolio managers and analysts with the success of the funds and accounts of their shareholders. The compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. A portfolio manager’s compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management. The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflicts of interest arising from a portfolio manager’s responsibilities managing different funds or accounts.

Portfolio manager compensation generally consists of three components: a base salary, an annual bonus, and eligibility to participate in long-term awards. In general, the average proportion of total compensation among these three components is as follows: base salary is 15%, annual bonus is 65%, and long-term awards are 20%.

The base pay component for each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.

The annual bonus is calculated based on two factors: a formulaic performance portion and a discretionary portion. In general, the formulaic performance portion is a much larger part of the annual bonus than the discretionary portion. The formulaic performance portion of the annual bonus is measured against the one, three and five year performance, or performance since inception, as applicable, of the fund(s) relative to an appropriate Morningstar peer group category selected by senior management. Performance is measured on a pre-tax basis. The compensation structure is weighted towards long-term performance of the funds, with one year performance weighted at 20%, three year performance rated at 30%, and five year performance weighted at 50%. This formula has the effect of rewarding consistently above median performance, which best aligns the interests of the portfolio manager and the shareholder. Below median performance in all three periods results in an extremely low, and in some cases no, formulaic performance based bonus.

The discretionary portion of the annual bonus is determined by senior management of Oppenheimer and is based on a number of factors, including, management quality (such as style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development.

Finally, the long-term award component consists of grants in the form of appreciation rights in regard to the common stock of Oppenheimer’s holding company parent, restricted shares of such common stock, as well as deferred cash investments in the fund(s) managed by a portfolio manager. Portfolio managers must elect to receive between 20% and 50% of their long-term award component in the form of a deferred cash award indexed to the portfolio(s) and fund(s) managed. These awards settle in cash at the end of a three-year vesting period. Through this long-term award component, portfolio managers’ interests are further aligned with those of fund shareholders.

The compensation structure of other funds and/or accounts managed by a portfolio manager, if any, is generally the same as the compensation structure described above. A portfolio manager’s compensation with regard to other portfolios may be based on the performance of those portfolios compared to a peer group category that may be different from that described below.

The Morningstar peer group category for Mr. Bhaman and Mr. Delano with respect to the Portfolio is World Stock.

PanAgora Global Diversified Risk Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Edward Qian, Ph.D., CFA	Registered Investment Companies	4	$1,165,289,292	0	N/A
	Other Pooled Investment Vehicles	17	$2,794,354,735	1	$443,070,486
	Other Accounts	87	$8,368,592,335	8	$203,630,963

Bryan Belton, CFA	Registered Investment Companies	2	$2,226,536,698	0	N/A
	Other Pooled Investment Vehicles	8	$1,517,134,060	1	$443,070,486
	Other Accounts	65	$6,384,457,183	7	$92,076,845

Material Conflicts of Interest.

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include retirement plans and separately managed accounts, as well as incubated accounts. The other accounts might have similar investment objectives as the Fund, or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund, and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is PanAgora’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given its investment objective and related restrictions.

Compensation

All investment professionals receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses. All employees of the firm are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. Portfolio managers have specific goals regarding the investment performance of the accounts they manage and not revenue associated with these accounts.

Senior employees of the company can own up to 20% of PanAgora through restricted stocks and options under the provisions of the PanAgora Employees Ownership Plan. To ensure the retention benefit of the plan, the ownership is subject to a vesting schedule. The ownership is primarily shared by members of the senior management team as well as senior investment and research professionals.

Pyramis® Government Income Portfolio and Pyramis® Managed Risk Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
William Irving, Pyramis® Government Income Portfolio	Registered Investment Companies	13	$35,150,000,000	0	N/A
	Other Pooled Investment Vehicles	4	$976,000,000	0	N/A
	Other Accounts	4	$1,410,000,000	0	N/A

Franco Castagliuolo, Pyramis® Government Income Portfolio	Registered Investment Companies	13	$35,150,000,000	0	N/A
	Other Pooled Investment Vehicles	4	$976,000,000	0	N/A
	Other Accounts	3	$1,385,000,000	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Xuehai En, Pyramis® Managed Risk Portfolio	Registered Investment Companies	6	$15,232,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	1	$5,000,000	0	N/A

Pyramis® Government Income Portfolio (William Irving & Franco Castagliuolo)

Material Conflicts of Interest

The portfolio managers’ compensation plan may give rise to potential conflicts of interest. Although investors in the Portfolios may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the Portfolio, rather than their after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the Portfolio. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Compensation

William Irving is lead portfolio manager of Pyramis® Government Income Portfolio and receives compensation for his services. Franco Castagliuolo is co-manager of Pyramis® Government Income Portfolio and receives compensation for his services. As of December 31, 2016, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR.

The portion of a portfolio manager’s bonus that is linked to the investment performance of Pyramis® Government Income Portfolio is based on the Portfolio’s pre-tax investment performance measured against the 40% Bloomberg Barclays U.S. Treasury 5+ Year Index/25% Bloomberg Barclays U.S. Agency Index/35% Bloomberg Barclays U.S. MBS Index Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Pyramis® Managed Risk Portfolio (Xuehai En)

Material Conflicts of Interest

The portfolio manager’s compensation plan may give rise to potential conflicts of interest. The portfolio manager’s compensation is linked to the pre-tax performance of the Portfolio, rather than its after-tax performance. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the Portfolio. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Compensation

Xuehai En is lead portfolio manager of the Pyramis® Managed Risk Portfolio and receives compensation for his services. As of December 31, 2016, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of a portfolio manager’s compensation may be deferred based on criteria established by FIAM or its affiliate or at the election of the portfolio manager.

A portfolio manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of a portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index (which may be a customized benchmark index developed by FIAM) assigned to each fund or account, and (ii) the investment performance of other funds and accounts. The pre-tax investment performance of a portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index. A smaller, subjective component of a portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliate.

The portion of the portfolio manager’s bonus that is linked to the investment performance of the Pyramis® Managed Risk Portfolio is based on the Portfolio’s pre-tax investment performance measured against a composite index, the components of which are 42% Dow Jones U.S. Total Stock Market Index, 18% MSCI EAFE® Index (Net MA tax), 35% Bloomberg Barclays U.S. Aggregate Bond Index, and 5% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index. Another component of the portfolio manager’s bonus is based on the portfolio manager’s ability to maintain the Portfolio’s volatility target (as disclosed in the prospectus) over a rolling one-year period. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, the parent company of FIAM and its affiliates. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Schroders Global Multi-Asset Portfolio

Other Accounts Managed

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Johanna Kyrklund	Registered Investment Companies	2	$7,629,650,000	0	N/A
	Other Pooled Investment Vehicles	10	$11,415,240,000	0	N/A
	Other Accounts	8	$2,229,120,000	5	$1,279,290,000

Philip Chandler	Registered Investment Companies	1	$7,629,650,000	0	N/A
	Other Pooled Investment Vehicles	2	$312,340,000	0	N/A
	Other Accounts	1	$360,890,000	0	N/A

Angus Sippe	Registered Investment Companies	2	$7,629,650,000	0	N/A
	Other Pooled Investment Vehicles	2	$312,340,000	0	N/A
	Other Accounts	1	$360,890,000	0	N/A

Michael Hodgson	Registered Investment Companies	2	$1,528,000,000	0	N/A
	Other Pooled Investment Vehicles	22	$10,805,000,000	0	N/A
	Other Accounts	13	$5,490,000,000	0	N/A

Material Conflicts of Interest

Whenever a portfolio manager of the Portfolio manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Portfolio and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Portfolio may be seen itself to constitute a conflict with the interest of the Portfolio.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Portfolio’s portfolio managers are compensated for their services to the Portfolio and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance. Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods), the level of funds under management and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance.

For those employees receiving significant bonuses, a part may deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroder Funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

For the purposes of determining the bonuses for the portfolio managers, the relevant external benchmarks for performance comparison is a benchmark appropriate to the product.

SSGA Growth and Income ETF Portfolio and SSGA Growth ETF Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category*	Total Assets in Accounts in Category*	Number of Accounts in Category*	Total Assets in Accounts in Category*
Timothy Furbush, CFA, SSGA Growth ETF Portfolio, SSGA Growth and Income ETF Portfolio	Registered Investment Companies	50	$11,370,000,000	0	N/A
	Other Pooled Investment Vehicles	151	$35,930,000,000	0	N/A
	Other Accounts	259	$44,090,000,000	12	$747,160,000

Michael Martel, SSGA Growth ETF Portfolio, SSGA Growth and Income ETF Portfolio	Registered Investment Companies	50	$11,370,000,000	0	N/A
	Other Pooled Investment Vehicles	151	$35,930,000,000	0	N/A
	Other Accounts	259	$44,090,000,000	12	$747,160,000

*	Assets are managed on a team basis. The number of accounts and total assets for individual team members may vary from the accounts shown above. The table above refers to accounts of the Investment Solutions Group of State Street Global Advisers (“SSGA”), which is comprised of other advisory affiliates of State Street Corporation, including SSGA Funds Management, Inc. (“SSGA FM”), the Portfolios’ Sub-adviser.

Material Conflicts of Interest

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Portfolios. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Portfolios. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Portfolio maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.

SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation

SSGA’s culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.

Salary is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSGA performance, and individual overall performance. SSGA’s Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.

Additionally, subject to State Street and SSGA business results, State Street allocates an incentive pool to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.

Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.

For the passive equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.

The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees’ interests with SSGA clients’ and shareholders’ long-term interests.

SSGA recognizes and rewards outstanding performance by:

•	Promoting employee ownership to connect employees directly to the company’s success.

•	Using rewards to reinforce mission, vision, values and business strategy.

•	Seeking to recognize and preserve the firm’s unique culture and team orientation.

•	Providing all employees the opportunity to share in the success of SSGA.

TCW Core Fixed Income Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Stephen M. Kane	Registered Investment Companies	29	$101,149,472,673	0	N/A
	Other Pooled Investment Vehicles	47	$10,339,901,346	23	$1,680,068,638.18
	Other Accounts	241	$35,388,688,824	9	$4,157,949,556.99

Laird R. Landmann	Registered Investment Companies	27	$101,156,171,559	0	N/A
	Other Pooled Investment Vehicles	44	$9,175,500,765	23	$1,680,068,638.18
	Other Accounts	241	$35,388,688,824	9	$4,157,949,556.99

Tad Rivelle	Registered Investment Companies	28	$109,682,522,209	0	N/A
	Other Pooled Investment Vehicles	44	$9,138,153,282	23	$1,680,068,638.18
	Other Accounts	241	$35,388,688,824	9	$4,157,949,556.99

Bryan Whalen	Registered Investment Companies	25	$109,661,357,591	0	N/A
	Other Pooled Investment Vehicles	42	$9,090,880,496	23	$1,680,068,638.18
	Other Accounts	241	$35,388,688,824	9	$4,157,949,556.99

Material Conflicts of Interest

TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles. When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

Compensation

The overall objective of TCW’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing. Profit sharing for investment professionals are based on net income relating to accounts in the investment strategy for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and profit sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including base salaries) related to the strategy group. The allocations are based on the investment professionals’ contributions to TCW and its clients, including qualitative and quantitative contributions.

The profit sharing percentage used to compensate a portfolio manager for investment services related to the Portfolio is generally the same as that used to compensate portfolio managers for other client accounts in the same strategy managed by TCW or one of the other TCW Advisors (together, “the TCW Group”). In some cases, the profit sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to profit sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Portfolio managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Portfolio.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s profit sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the TCW Group. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interest of portfolio managers with the interests of the firm and its clients. Accordingly, TCW’s key investment professionals participate in equity incentives, through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over a period of time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas were awarded partnership units in TCW’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas are awarded options to acquire partnership units in the TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under the plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

T. Rowe Price Large Cap Growth Portfolio, T. Rowe Price Large Cap Value Portfolio, T. Rowe Price Mid Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Joseph B. Fath, T. Rowe Price Large Cap Growth Portfolio	Registered Investment Companies	10	$56,681,665,970	0	N/A
	Other Pooled Investment Vehicles	2	$6,287,696,672	0	N/A
	Other Accounts	8	$2,048,009,748	0	N/A

Sudhir Nanda, T. Rowe Price Small Cap Growth Portfolio	Registered Investment Companies	3	$4,057,935,845	0	N/A
	Other Pooled Investment Vehicles	1	$82,161,437	0	N/A
	Other Accounts	0	N/A	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Mark S. Finn, T. Rowe Price Large Cap Value Portfolio	Registered Investment Companies	7	$12,384,917,696	0	N/A
	Other Pooled Investment Vehicles	4	$6,834,622,669	0	N/A
	Other Accounts	30	$5,456,845,018	0	N/A

John D. Linehan, T. Rowe Price Large Cap Value Portfolio	Registered Investment Companies	14	$38,898,038,682	0	N/A
	Other Pooled Investment Vehicles	6	$9,141,522,636	0	N/A
	Other Accounts	31	$6,037,736,624	0	N/A

Heather K. McPherson, T. Rowe Price Large Cap Value Portfolio	Registered Investment Companies	5	$7,939,058,837	0	N/A
	Other Pooled Investment Vehicles	2	$1,390,886,048	0	N/A
	Other Accounts	25	$4,384,750,828	0	N/A

Brian W.H. Berghuis, T. Rowe Price Mid Cap Growth Portfolio	Registered Investment Companies	8	$39,876,107,009	0	N/A
	Other Pooled Investment Vehicles	1	$1,121,899,939	0	N/A
	Other Accounts	7	$1,121,899,939	0	N/A

Material Conflicts of Interest

Portfolio managers at T. Rowe Price and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed below, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

T. Rowe Price, T. Rowe Price International, and T. Rowe Price Hong Kong have developed written trade allocation guidelines for their trading desks. Generally, when the amount of securities available in a public or initial offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolios or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis, which may include a sysem-generated random allocation. For example, adjustments may be made: (i) to eliminate de minimis positions or satisfy minimum denomination requirements; (ii) to give priority to accounts with specialized investment policies and objectives; and (iii) to allocate in light of a participating portfolio’s characteristics, (e.g., available cash, industry or issuer concentration, duration, credit exposure). With respect to any private placement transactions, conditions imposed by the issuer or client may limit availability of allocations to client accounts.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, though tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.

VanEck Global Natural Resources Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Charles Cameron	Registered Investment Companies	3	$3,293,500,000	0	N/A
	Other Pooled Investment Vehicles	3	$378,100,000	2	$64,800,000
	Other Accounts	2	$84,100,000	0	N/A

Shawn Reynolds	Registered Investment Companies	3	$3,293,500,000	0	N/A
	Other Pooled Investment Vehicles	4	$379,200,000	2	$64,800,000
	Other Accounts	3	$211,300,000	0	N/A

Material Conflicts of Interest

VanEck (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts (together, “Other Accounts”). Such Other Accounts may have investment objectives or may implement investment strategies similar to those of the Portfolio. When VanEck implements investment strategies for Other Accounts that are similar or directly contrary to the positions taken by the Portfolio, the prices of the Portfolio’s securities may be negatively affected. For example, when purchase or sales orders for the Portfolio are aggregated with those of Other Accounts and allocated among them, the price that the Portfolio pays or receives may be more in the case of a purchase or less in a sale than if VanEck served as subadviser to only the Portfolio. When Other Accounts are selling a security that the Portfolio owns, the price of that security may decline as a result of the sales. The compensation that VanEck receives from Other Accounts may be higher than the compensation received by VanEck for sub-advising the Portfolio. VanEck does not believe that its activities materially disadvantage the Portfolio. VanEck has implemented procedures to monitor trading across the Portfolio and its Other Accounts.

Compensation

The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and management of the funds for which they serve as portfolio manager. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, VanEck and affiliates manage accounts with incentive fees.

The portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Portfolio. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Portfolio, the prices of the Portfolio’s securities may be negatively affected. The compensation that the Portfolio’s portfolio managers receive for managing Other Client accounts may be higher than the compensation the portfolio manager receives for managing the Portfolio. The portfolio managers do not believe that their activities materially disadvantage the Portfolio. VanEck has implemented procedures to monitor trading across funds and its Other Clients.

Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
S. Kenneth Leech, Strategic Bond Opportunities Portfolio, U.S. Government Portfolio	Registered Investment Companies	102	$149,371,000,000	0	N/A
	Other Pooled Investment Vehicles	271	$82,436,000,000	7	$1,587,000,000
	Other Accounts	613	$188,458,000,000	66	$18,474,000,000

Carl L. Eichstaedt, Strategic Bond Opportunities Portfolio	Registered Investment Companies	17	$37,958,000,000	0	N/A
	Other Pooled Investment Vehicles	24	$12,179,000,000	0	N/A
	Other Accounts	155	$46,711,000,000	28	$7,583,000,000

Mark Lindbloom, Strategic Bond Opportunities Portfolio, U.S. Government Portfolio	Registered Investment Companies	20	$38,466,000,000	0	N/A
	Other Pooled Investment Vehicles	21	$11,417,000,000	0	N/A
	Other Accounts	156	$37,639,000,000	28	$7,412,000,000

Frederick Marki, U.S. Government Portfolio	Registered Investment Companies	8	$5,296,000,000	0	N/A
	Other Pooled Investment Vehicles	5	$1,003,000,000	0	N/A
	Other Accounts	42	$16,978,000,000	10	$2,069,000,000

Michael Buchanan, Strategic Bond Opportunities Portfolio	Registered Investment Companies	44	$42,370,000,000	0	N/A
	Other Pooled Investment Vehicles	88	$36,410,000,000	3	$1,149,000,000
	Other Accounts	241	$78,520,000,000	30	$11,484,000,000

Chia-Liang Lian, CFA, Strategic Bond Opportunities Portfolio	Registered Investment Companies	26	$35,225,000,000	0	N/A
	Other Pooled Investment Vehicles	41	$14,153,000,000	1	$115,000,000
	Other Accounts	158	$30,261,000,000	32	$7,605,000,000

Note: Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Material Conflicts of Interest

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Firm’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Compensation

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. Western’s philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one’s group and the Firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current Firm and portfolio strategy, and communication with clients. In reviewing pre-tax investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.

BRIGHTHOUSE FUNDS TRUST II

PART C

OTHER INFORMATION

Item 15.	Indemnification

The Registrant’s Amended and Restated Agreement and Declaration of Trust provides that each Trustee and officer of the Registrant is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee or officer (1) did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Registrant; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties; and (3) in a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful. Reference is made to Article VII, Sections 7.4, 7.5, 7.6 and 7.8 of the Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2013, File Nos. 002-80751 and 811-03618.

The Fund Participation Agreements among the Registrant, Brighthouse Investment Advisers, LLC (“BIA”), Brighthouse Securities, LLC (“Brighthouse Securities”) and certain insurance companies (the “Participation Agreements”) provide that the Company, as defined respectively in each Participation Agreement, will indemnify and hold harmless the Registrant and its Trustees and officers, and any person who controls the Registrant, against certain losses, claims, damages, liabilities, or litigation to which they may become subject to under any law or otherwise, so long as the losses are related to the sale or acquisition of the Registrant’s shares or certain variable life and variable annuity contracts and arise as a result of (1) making or allegedly making untrue statements of material fact or omitting or allegedly omitting material facts in any registration statements, prospectuses or statements of additional information, annual or semi-annual shareholder reports or sales literature, provided that no indemnity shall be given if such statement or omission was made in reliance upon and in conformity with information furnished to the Company for use in such documents; (2) statements or representations (other than those statements or representations contained in the documents listed in item 1) or wrongful conduct with respect to the sale of variable life and variable annuity contracts or shares of the Registrant; (3) making or allegedly making untrue statements of material fact contained in the registration statements, prospectuses or statements of additional information, sales literature or other promotional material required to be stated therein or necessary to make the statements not misleading if such statements were furnished to the Registrant by the Company; (4) failure by the Company to provide services and furnish material under the terms of the Participation Agreements; or (5) any other material breach of the Participation Agreements by the Company.

The Participation Agreements provide that BIA and Brighthouse Securities will indemnify and hold harmless each Company and each of its Trustees and officers, and any person who controls each Company, against certain losses, claims, damages, liabilities, or litigation to which they may become subject to under any law or otherwise, so long as the losses are related to the sale or acquisition of the Registrant’s shares or certain variable life and variable annuity contracts and arise as a result of (1) making or allegedly making untrue statements of material fact or omitting or allegedly omitting material facts in any registration statements, prospectuses or statements of additional information, annual or semi-annual shareholder reports or sales literature, provided that no indemnity shall be given if such statement or omission was made in reliance upon and in conformity with information furnished to Registrant, BIA or Brighthouse Securities for use in such documents; (2) statements or representations (other than those statements or representations contained in the documents listed in item 1 not supplied by BIA, Brighthouse Securities, or the Registrant or persons under their control) or wrongful conduct of BIA, Brighthouse Securities or the Registrant, with respect to the sale of variable life and variable annuity contracts or shares of the Registrant; (3) making or allegedly making untrue statements of material fact contained in the registration statements, prospectuses or statements of additional information, sales literature or other promotional material required to be stated therein or necessary to make the statements not misleading if such statements were furnished to each Company by BIA, Brighthouse Securities or the Registrant; (4) failure by BIA, Brighthouse Securities or the Registrant to provide services and furnish material under the terms of the Participation Agreements; or (5) any other material breach of the Participation Agreements by BIA, Brighthouse Securities or the Registrant.

None of the indemnified parties in the Participation Agreements discussed above shall be indemnified for any losses if such loss was caused by or arises out of that party’s willful misfeasance, bad faith or gross negligence or by reasons of such Party’s reckless disregard of obligations and duties under the Participation Agreements.

For more specific information regarding the indemnification provisions of the Fund Participation Agreements, please refer to Sections 8.1 and 8.2 of each Fund Participation Agreement, which are incorporated by reference to Exhibits (h)(e)(1) through (h)(e)(6) to Post-Effective Amendment No. 84 to the Form N-1A Registration Statement filed with the SEC on April 27, 2017.

The Distribution Agreement (the “Distribution Agreement”) provides that Brighthouse Securities, LLC will indemnify and hold harmless the Registrant, and each of its directors and officers (or former officers and directors) and each person, if any, who controls the Registrant against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending against the same and any counsel fees reasonably incurred in connection therewith), incurred under the federal Securities Act of 1933 (the “Securities Act”) or under common law or otherwise that arise out of or are based upon: (1) any untrue or alleged untrue statement of a material fact contained in information furnished by Brighthouse Securities, LLC to the Registrant for use in the Registrant’s registration statement, Prospectus, or annual or interim reports to shareholders; (2) any omission or alleged omission to state a material fact in connection with such information furnished by Brighthouse Securities, LLC to the Registrant that is required to be stated in any of such documents or necessary to make such information not misleading; (3) any misrepresentation or omission or alleged misrepresentation or omission in connection with the offer or sale of shares of the Registrant to state a material fact on the part of Brighthouse Securities, LLC or any agent or employee of Brighthouse Securities, LLC or any other person for whose acts Brighthouse Securities, LLC is responsible, unless such misrepresentation or omission or alleged misrepresentation or omission was made in reliance on written information furnished by the Registrant, or (4) the willful misconduct or failure to exercise reasonable care and diligence on the part of any such persons with respect to services rendered under the Distribution Agreement. Reference is made to Section 12 of the Distribution Agreement among the Registrant and Brighthouse Securities, LLC, which is incorporated by reference to Exhibit (e)(1) to the Post-Effective Amendment No. 84 filed with the SEC on April 27, 2017.

The Transfer Agency Agreement (the “Transfer Agreement”) provides that the Registrant will indemnify and hold harmless Metropolitan Life Insurance Company (“MLIC”) from all losses, costs, damages and expenses, including reasonable litigation costs, resulting from any claims, demands, actions or suits in connection with the performance of its duties or functions under the Transfer Agreement or as a result of acting upon any instruction reasonably believed to have been properly executed by a duly authorized officer of the Registrant, or upon any information provided to MLIC by computer tape, telex, CRT data entry or other similar means authorized by the Registrant, provided that there is no indemnity for acts or omissions of MLIC due to its willful misconduct or negligence. Reference is made to Section 14 of the Transfer Agency Agreement, which is incorporated by reference to Exhibit (h)(a) to the Post-Effective Amendment No. 38 filed with the SEC on April 29, 2004.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant, its Trustees and officers, are insured under a policy of insurance maintained by the Registrant within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Item 16.	Exhibits

(1)	(a)

Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) filed on April 25, 2013.

(b)	Certificate of Trust is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement filed on April 27, 2012.

(2)	Amended and Restated By-Laws are incorporated herein by reference to Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2015.

(3)	None.

(4)	Form of Agreement and Plan of Reorganization is filed electronically herewith.

(5)	None other than Exhibits 1 and 2.

(6)	(a)	Advisory Agreement relating to MFS Value Portfolio is filed electronically herewith.

(b)	Subadvisory Agreement relating to MFS Value Portfolio is filed electronically herewith.

(7)	Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registration Statement filed on April 27, 2017.

(8)	(a)	Deferred Fee Agreement is incorporated by reference to Post-Effective Amendment No. 68 to this Registration Statement filed on April 25, 2013.

(b)	List of Participants in Deferred Fee Agreement is incorporated herein by reference to Post-Effective Amendment No. 72 to this Registration Statement filed on April 24, 2014.

(9)	(a)

Amended and Restated Master Custodian Agreement with State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 68 to this Registration Statement filed on April 25, 2013.

(a)(1)	Amendment to Amended and Restated Master Custodian Agreement with State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 82 to this Registration Statement filed on February 6, 2017.

(10)	(a)	Distribution and Services Plan Pursuant to Rule 12b-1 is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registration Statement filed on April 27, 2017.

(b)	Rule 12b-1 Plan Payments Agreement between Brighthouse Securities, LLC and Brighthouse Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registration Statement filed on April 27, 2017.

(c)	Rule 12b-1 Plan Payments Agreement between Brighthouse Securities, LLC and Brighthouse Life Insurance Company of NY is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registration Statement filed on April 27, 2017.

(d)	Rule 12b-1 Plan Payments Agreement between Brighthouse Securities, LLC and General American Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registration Statement filed on April 27, 2017.

(e)	Rule 12b-1 Plan Payments Agreement between Brighthouse Securities, LLC and Metropolitan Tower Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registration Statement filed on April 27, 2017.

(f)	Rule 12b-1 Plan Payments Agreement between Brighthouse Securities, LLC and New England Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registration Statement filed on April 27, 2017.

(g)	Rule 12b-1 Plan Payments Agreement between Brighthouse Securities, LLC and Metropolitan Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registration Statement filed on April 27, 2017.

(h)	Rule 18f-3 Plan is incorporated herein by reference to Post-Effective Amendment No. 54 to this Registration Statement filed on May 1, 2009.

(11)	Opinion of Ropes & Gray LLP is filed electronically herewith.

(12)	Opinion of Ropes & Gray LLP on tax matters and consequences to shareholders to be filed by amendment.

(13)	(a)	Transfer Agency Agreement is incorporated herein by reference to Post-Effective Amendment No. 38 to this Registration Statement filed on April 29, 2004.

(b)	Agreement relating to the use of the “Metropolitan” name and service marks is incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(c)	Licensing Agreement relating to MetLife Russell 2000 Index Portfolio (formerly, Russell 2000 Index Portfolio) is incorporated herein by Reference to Post-Effective Amendment No. 24 to this Registration Statement filed on April 1, 1999.

(d)	Licensing Agreement relating to MetLife Stock Index Portfolio and MetLife Mid Cap Stock Index Portfolio (fee schedule omitted) is incorporated herein by reference to Post-Effective Amendment No. 26 to this Registration Statement filed on April 6, 2000.

(e)	Participation Agreement among Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and Metropolitan Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registration Statement filed on April 27, 2017.

(f)	Participation Agreement among Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and New England Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registration Statement filed on April 27, 2017.

(g)	Participation Agreement among Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and General American Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registration Statement filed on April 27, 2017.

(h)	Participation Agreement among Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and Brighthouse Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registration Statement filed on April 27, 2017.

(i)	Not Applicable

(j)	Participation Agreement among Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and Brighthouse Life Insurance Company of NY is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registration Statement filed on April 27, 2017.

(k)	Participation Agreement among Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and Metropolitan Tower Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registration Statement filed on April 27, 2017.

(l)	Interim Administrative Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 62 to this Registration Statement filed on April 27, 2012.

(m)	Form of Expense Agreement dated May 1, 2017 is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registration Statement filed on April 27, 2017.

(n)	Amended and Restated Master Administration Agreement with State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 68 to this Registration Statement filed on April 25, 2013.

(o)(1)	Amendment to Amended and Restated Master Administration Agreement is incorporated by reference to Post-Effective Amendment No. 82 to the Registration Statement filed on February 6, 2017.

(14)	Consent of Deloitte & Touche LLP is filed electronically herewith.

(15)	None

(16)	Powers of Attorney for all Trustees are filed electronically herewith.

(17)	Not applicable.

Item 17.	Undertakings

(a)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(c)	The undersigned Registrant agrees to file a post-effective amendment to this registration statement which will include the tax opinion required by Item 16.12.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the Registrant, in this City of Boston and Commonwealth of Massachusetts on the 29th day of November, 2017.

BRIGHTHOUSE FUNDS TRUST II
(Registrant)

By:	/s/ Kristi Slavin
Kristi Slavin
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Kristi Slavin Kristi Slavin	President and Chief Executive Officer (Principal Executive Officer)	November 29, 2017

/s/ Peter H. Duffy Peter H. Duffy	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	November 29, 2017

STEPHEN M. ALDERMAN* Stephen M. Alderman	Trustee	November 29, 2017

ROBERT J. BOULWARE* Robert J. Boulware	Trustee	November 29, 2017

SUSAN C. GAUSE* Susan C. Gause	Trustee	November 29, 2017

NANCY HAWTHORNE* Nancy Hawthorne	Trustee	November 29, 2017

BARBARA A. NUGENT* Barbara A. Nugent	Trustee	November 29, 2017

JOHN ROSENTHAL* John Rosenthal	Trustee	November 29, 2017

DAWN M. VROEGOP* Dawn M. Vroegop	Trustee	November 29, 2017

* By:	/s/ Brian D. McCabe
Brian D. McCabe
Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

(4)	Form of Agreement and Plan of Reorganization

(6)(a)	Advisory Agreement relating to MFS Value Portfolio

(6)(b)	Sub-advisory Agreement relating to MFS Value Portfolio

(11)	Opinion and consent of Ropes & Gray LLP with respect to the legality of the securities being registered

(14)	Consent of Deloitte & Touche LLP

(16)	Powers of Attorney for all Trustees